Goldman
                                                  Sachs Variable Insurance Trust

                                                                      PROSPECTUS



                                Goldman Sachs Conservative Strategy Portfolio

                                Goldman Sachs Balanced Strategy Portfolio

                                Goldman Sachs Growth and Income Strategy
                                Portfolio

                                Goldman Sachs Growth Strategy Portfolio

                                Goldman Sachs Aggressive Growth Strategy
                                Portfolio


                                                                          (LOGO)
                             March 1, 1999

--------------------------------------------------------------------------------
                                                                   Goldman Sachs
                                                                        Variable
                                                                 Insurance Trust

        The Goldman Sachs Variable Insurance Trust (the "Trust") is an open-end, management investment company (mutual fund) providing a series of equity, fixed-income and asset allocation investment options. This Prospectus relates to five asset allocation options. Other equity and fixed-income options offered by the Trust are described in separate prospectuses.

                                   Goldman Sachs Conservative Strategy Portfolio

           seeks current income, consistent with the preservation of capital and secondarily also considers the potential for capital appreciation.

                                       Goldman Sachs Balanced Strategy Portfolio

                        seeks current income and long-term capital appreciation.

                              Goldman Sachs Growth and Income Strategy Portfolio

                        seeks long-term capital appreciation and current income.

                                         Goldman Sachs Growth Strategy Portfolio

            seeks long-term capital appreciation and secondarily current income.

                              Goldman Sachs Aggressive Growth Strategy Portfolio

                                           seeks long-term capital appreciation.

Goldman Sachs Asset Management ("GSAM"), New York, New York, a separate operating division of Goldman, Sachs & Co. ("Goldman Sachs"), serves as investment adviser to each Portfolio. GSAM is also referred to in this Prospectus as the "Investment Adviser." Goldman Sachs serves as each Portfolio's distributor and transfer agent.

Shares of the Portfolios may be purchased and held by the separate accounts ("Separate Accounts") of participating life insurance companies ("Participating Insurance Companies") for the purpose of funding variable annuity contracts and variable life insurance policies. Shares of the Portfolios are not offered directly to the general public.

A particular Portfolio may not be available under the variable annuity contract or variable life insurance policy which you have chosen. The prospectus of your specific insurance product will indicate which Portfolios are available and should be read in conjunction with this Prospectus. Inclusion in this Prospectus of a Portfolio which is not available under your contract or policy is not to be considered a solicitation.

This Prospectus provides information about the Trust and the Portfolios that a prospective investor should understand before investing. This Prospectus should be retained for future reference. A Statement of Additional Information (the "Additional Statement"), dated March 1, 1999, containing further information about the Trust and the Portfolios which may be of interest to investors, has been filed with the Securities and Exchange Commission ("SEC"), is incorporated herein by reference in its entirety, and may be obtained without charge from Goldman Sachs by calling the telephone number, or writing to one of the addresses, listed on the back cover of this Prospectus. The SEC maintains a Web site (http://www.sec.gov) that contains the Additional Statement and other information regarding the Trust.

SHARES OF THE PORTFOLIOS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK OR OTHER INSURED DEPOSITORY INSTITUTION AND ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. AN INVESTMENT IN A PORTFOLIO INVOLVES INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Prospectus, March 1, 1999

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
TABLE OF CONTENTS                                                           Page
PORTFOLIO HIGHLIGHTS.......................................................   3
INVESTMENT OBJECTIVES AND POLICIES.........................................   5
RISK FACTORS AND SPECIAL CONSIDERATIONS....................................   6
DESCRIPTION OF UNDERLYING FUNDS............................................   7
MANAGEMENT.................................................................  16
NET ASSET VALUE............................................................  19
PERFORMANCE INFORMATION....................................................  19

SHARES OF THE TRUST.........................................................  19
EXPENSES....................................................................  20
TAXATION....................................................................  21
ADDITIONAL INFORMATION......................................................  21
DIVIDENDS...................................................................  22
PURCHASE AND REDEMPTION OF SHARES...........................................  22
APPENDIX A.................................................................. A-1

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PORTFOLIO HIGHLIGHTS

The following is intended to highlight certain information and is qualified in its entirety by the more detailed information contained in this Prospectus.

What is the Goldman Sachs Variable Insurance Trust?

The Goldman Sachs Variable Insurance Trust is an open-end, management investment company that offers shares in several investment portfolios (mutual funds). This Prospectus relates to five of those portfolios--Conservative Strategy Portfolio, Balanced Strategy Portfolio, Growth and Income Strategy Portfolio, Growth Strategy Portfolio and Aggressive Growth Strategy Portfolio (the "Portfolios"). Each Portfolio sells shares to Separate Accounts of Participating Insurance Companies for the purpose of funding variable annuity contracts and variable life insurance policies. The Participating Insurance Companies, not the owners of the variable annuity contracts or variable life insurance policies or participants therein, are shareholders of a Portfolio. Each Portfolio pools the monies of these Separate Accounts and invests these monies in a portfolio of securities designed to achieve that Portfolio's stated investment objectives.

The investment objectives and policies of the Portfolios are similar to the investment objectives and policies of other mutual funds that the Investment Adviser manages. Although the objectives and policies may be similar, the investment results of the Portfolios may be higher or lower than the results of such other mutual funds. The Investment Advisor cannot guarantee, and makes no representation, that the investment results of similar funds will be comparable even though the funds have the same Investment Adviser.

What are the Investment Objectives and Policies of the Portfolios?

Each Portfolio has distinct investment objectives and policies. Each Portfolio seeks to achieve its objectives by investing in a combination of Underlying Funds for which Goldman Sachs, or an affiliate, now or in the future acts as investment adviser or principal underwriter. Some of these Funds invest primarily in fixed-income or money market securities (the "Underlying Fixed-Income Funds"); other Funds invest primarily in equity securities (the "Underlying Equity Funds"). In choosing a Portfolio, you should consider your personal investment goals, risk tolerances and financial circumstances. For a further description of the Portfolios' investment objectives and policies, see "Investment Objectives and Policies."

 Portfolio Name             Investment Objectives        Investment Criteria
---------------------------------------------------------------------------------
 Goldman Sachs Conservative Current income, consistent   Under normal conditions,
 Strategy Portfolio         with the preservation of     approximately 80% of the
                            capital and secondarily      Portfolio's assets will
                            also considers the           be allocated among
                            potential for capital        Underlying Fixed-Income
                            appreciation.                Funds, with a focus on
                                                         short-term investments
                                                         including money market
                                                         funds. Allocation to
                                                         Underlying Equity Funds
                                                         is intended to add
                                                         diversification and
                                                         enhance returns, but
                                                         will also add some
                                                         volatility.
---------------------------------------------------------------------------------
 Goldman Sachs Balanced     Current income and long-     Under normal conditions,
 Strategy Portfolio         term capital appreciation.   approximately 60% of the
                                                         Portfolio's total assets
                                                         will be allocated among
                                                         Underlying Fixed-Income
                                                         Funds. Allocation to
                                                         Underlying Equity Funds
                                                         is intended to add
                                                         diversification and
                                                         enhance returns, but
                                                         will also add some
                                                         volatility.
---------------------------------------------------------------------------------
 Goldman Sachs Growth and   Long-term capital            Under normal conditions,
 Income Strategy Portfolio  appreciation and current     approximately 60% of the
                            income.                      Portfolio's total assets
                                                         will be allocated among
                                                         Underlying Equity Funds,
                                                         which are intended to
                                                         provide the capital
                                                         appreciation component.
                                                         Allocation to Underlying
                                                         Fixed-Income Funds is
                                                         intended to provide the
                                                         income component.
---------------------------------------------------------------------------------
 Goldman Sachs Growth       Long-term capital            Under normal conditions,
 Strategy Portfolio         appreciation and             approximately 80% of the
                            secondarily current income.  Portfolio's total assets
                                                         will be allocated among
                                                         Underlying Equity Funds,
                                                         with a blend of domestic
                                                         large cap, small cap and
                                                         international exposure
                                                         to seek capital
                                                         appreciation. Allocation
                                                         to Underlying Fixed-
                                                         Income Funds is to
                                                         provide diversification.
---------------------------------------------------------------------------------
 Goldman Sachs Aggressive   Long-term capital            Under normal conditions,
 Growth Strategy Portfolio  appreciation.                substantially all of the
                                                         Portfolio's total assets
                                                         will be allocated among
                                                         Underlying Equity Funds,
                                                         with a greater focus on
                                                         small cap and
                                                         international
                                                         investments.
---------------------------------------------------------------------------------

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What is Goldman Sachs Asset Management's Global Asset Allocation Process?

The Quantitative Research Group at GSAM uses disciplined quantitative models to determine the relative attractiveness of the world's stock, bond and currency markets. GSAM's models use financial and economic variables to capture fundamental relationships that it believes make sense. While GSAM's process is rigorous and quantitative, it also incorporates clear economic reasoning behind each recommendation.

Each Portfolio starts with a "base-line" or strategic allocation among the various asset classes. GSAM will then tactically deviate from the strategic allocations based on forecasts provided by the models. The tactical process seeks to add value by overweighting attractive markets and underweighting unattractive markets. Greater deviations from the strategic allocations of a given portfolio result in higher risk that the tactical allocation will underperform the strategic allocation. However, GSAM's risk control process balances the amount any asset class can be overweighted or underweighted in seeking to achieve higher expected returns against the amount of risk imposed by that deviation from the strategic allocation. GSAM employs Goldman, Sachs & Co.'s proprietary Black-Litterman asset allocation technique in an effort to optimally balance these two goals. This technique combines the Quantitative Research Group's market forecasts with economic equilibrium in seeking to construct risk-controlled portfolios.

What are the Risk Factors and Special Characteristics That I Should Consider Before Investing?

The Portfolios are intended as an efficient and cost-effective method of giving investors access to five different portfolio mixes. The risk/return balance of each Portfolio is varied by the proportion of assets allocated to the different kinds of investments. For example, the Aggressive Growth Strategy Portfolio intends to invest substantially all of its assets in Underlying Funds that invest in equity securities. An investor seeking capital appreciation potential, with a longer time horizon and a tolerance for volatility, might choose this Portfolio. Conversely, an investor seeking more income, with a shorter time horizon and a lower tolerance for volatility, might choose the Conservative Strategy Portfolio or Balanced Strategy Portfolio, which invest a larger portion of their assets in Underlying Funds that invest in fixed income securities.

Because the assets of each Portfolio are invested in Underlying Funds, each Portfolio's investment performance is directly related to the investment performance of the Underlying Funds held by it. The ability of a Portfolio to meet its investment objective is, therefore, also directly related to the ability of the Underlying Funds held to meet their objectives, as well as the allocation among those Underlying Funds by the Investment Adviser.

The value of the Underlying Funds' investments, and the net asset values ("NAV") of the Shares of both the Underlying Funds and the Portfolios, will fluctuate in response to changes in market and economic conditions, as well as the financial condition and prospects of issuers in which the Underlying Funds invest. An Underlying Fund's use of certain investment techniques, including derivatives, forward contracts, options and futures, will subject the Fund to greater risk than funds that do not employ such techniques. In addition, investments by certain Underlying Funds in foreign issuers, currencies, real estate investment trusts and small market capitalization companies will expose those Funds to a higher degree of risk and price volatility. These investments include securities of issuers located in countries in Asia, Latin America, Eastern Europe and Africa whose economies or securities markets are considered not to be fully developed ("Emerging Countries"). Some Underlying Funds may also invest in non-investment grade fixed-income securities (commonly referred to as "junk bonds"), which are considered to be speculative by traditional investment standards.

An investor in the Portfolios should realize that certain of the Underlying Funds are available for direct investment. By investing in the Underlying Funds indirectly through the Portfolios, an investor will incur not only a proportionate share of the expenses of the Underlying Funds (including operating costs and investment management fees), but also expenses of the Portfolios. While the Portfolios offer a greater level of diversification than many other types of mutual funds, a single Portfolio may not provide a complete investment program for an investor.

For a further description of the risks involved in an investment in the Portfolios and the Underlying Funds, see "Risk Factors and Special Considerations" and Appendix A to this Prospectus.

Who Manages the Portfolios?

GSAM serves as Investment Adviser to the Portfolios and, except as noted, to each Underlying Fund. Goldman Sachs Funds Management, L.P. serves as investment adviser to the Adjustable Rate Government Fund. Goldman Sachs Asset Management International serves as investment adviser to the International Equity, Japanese Equity, European Equity, International Small Cap, Emerging Markets Equity, Asia Growth and Global Income Funds. As of December 31, 1998, the Investment Adviser, together with its affiliates, acted as investment adviser for assets in excess of $195 billion.

Who Distributes the Portfolios' Shares?

Goldman Sachs acts as distributor of each Portfolio's shares.

How do I Purchase or Redeem Shares?

Investors may purchase or redeem shares of the Portfolios in connection with variable annuity contracts and variable life insurance policies offered through the Separate Accounts of Participating Insurance Companies. You should

--------------------------------------------------------------------------------
refer to the prospectus of your Participating Insurance Company's Separate Account for information on how to purchase a variable annuity contract or variable life insurance policy, how to select specific Portfolios as investment options for your contract or policy and how to redeem monies from the Trust.
See "Purchase and Redemption of Shares."

When are Dividends and Distributions Paid?

Investment income dividends and capital gains distributions are paid at least annually by each Portfolio.

All dividends and capital gain distributions will be automatically reinvested in additional shares of a Portfolio at the net asset value of such shares on the payment date, unless a Separate Account is permitted to hold cash and elects to receive payment in cash. For further information concerning dividends, see "Dividends."

INVESTMENT OBJECTIVES AND POLICIES

The five Portfolios described in this Prospectus are intended for investors who prefer to have their asset allocation decisions made by a professional money manager. Each Portfolio seeks to achieve its investment objective by investing within specified equity and fixed-income ranges among Underlying Funds having different combinations of investments and different degrees of potential investment risk and reward. An investor should choose a Portfolio based on personal objectives, investment time horizon, tolerance for risk and personal financial circumstances.

The Conservative Strategy Portfolio's investment objective is to seek current income, consistent with the preservation of capital and secondarily also considers the potential for capital appreciation. The Balanced Strategy Portfolio's investment objective is to seek current income and long-term capital appreciation. The Growth and Income Strategy Portfolio's investment objective is to seek long-term capital appreciation and current income. The Growth Strategy Portfolio's investment objective is to seek long-term capital appreciation and secondarily current income. The Aggressive Growth Strategy Portfolio's investment objective is to seek long-term capital appreciation. There can be no assurance that any Portfolio's investment objective will be achieved.

In managing the Portfolios, the Investment Adviser will seek to maintain different allocations among the Underlying Equity Funds and the Underlying Fixed-Income Funds depending on a Portfolio's investment objective. The tables below illustrate the initial Underlying Equity/Fixed-Income Fund allocation targets and ranges for each Portfolio:

Equity/Fixed-Income Range
(Percentage of Each Portfolio's Net Assets)

Name of Portfolio                     Target  Range
-----------------------------------------------------
Conservative Strategy Portfolio
 Equity                                 20%    0%-25%
 Fixed-Income                           80%  75%-100%
Balanced Strategy Portfolio
 Equity                                 40%   20%-60%
 Fixed-Income                           60%   40%-80%
Growth and Income Strategy Portfolio
 Equity                                 60%   40%-80%
 Fixed-Income                           40%   20%-60%
Growth Strategy Portfolio
 Equity                                 80%  60%-100%
 Fixed-Income                           20%    0%-40%
Aggressive Growth Strategy Portfolio
 Equity                                100%  75%-100%
 Fixed-Income                            0%    0%-25%

The Investment Adviser will invest in particular Underlying Funds based on various criteria. Among other things, the Investment Adviser will analyze the Underlying Funds' respective investment objectives, policies and investment strategies in order to determine which Underlying Funds, in combination with other Underlying Funds, are appropriate in light of a Portfolio's investment objectives.

Each Portfolio is authorized to invest in any or all of the Underlying Funds. However, it is expected that a Portfolio will normally be invested in only some of the Underlying Funds at any particular time. A Portfolio's investment in any of the Underlying Funds may and, in some cases is expected to, exceed 25% of its total assets. For example, it is expected that the Conservative Strategy and Balanced Strategy Portfolios will invest more than 25% of their assets in the Short Duration Government Fund. The Investment Adviser also expects that each Portfolio (except the Conservative Strategy Portfolio) will initially invest a relatively significant percentage (which may exceed 25%) of its equity allocation in one or more of the CORE Large Cap Value, CORE Large Cap Growth and CORE International Equity Funds; that the Growth and Income Strategy Portfolio will invest a relatively significant percentage of its assets in the Core Fixed Income and Global Income Funds; that the Balanced Strategy Portfolio will invest a relatively significant percentage of its assets in the Global Income Fund; and that the Conservative Strategy Portfolio will invest a relatively significant percentage of its assets in the Global Income Fund, Financial Square Prime Obligations Fund and CORE Large Cap Value Fund. The Conservative Strategy Portfolio may not invest in international equity funds. THE PARTICULAR UNDERLYING FUNDS IN WHICH EACH PORTFOLIO MAY INVEST, THE EQUITY/FIXED-INCOME FUND TARGETS AND RANGES AND THE INVESTMENTS IN EACH UNDERLYING FUND MAY BE CHANGED FROM TIME TO TIME WITHOUT SEEKING THE APPROVAL OF THE PORTFOLIO'S SHAREHOLDERS.

--------------------------------------------------------------------------------

Changes in the NAVs of the Underlying Funds will affect a Portfolio's NAV. Because each Portfolio invests primarily in other mutual funds, which fluctuate in value, the Portfolios' Shares will correspondingly fluctuate in value. Although the Portfolios normally seek to remain substantially invested in the Underlying Funds, a Portfolio may invest a portion of its assets in high quality, short-term debt obligations to maintain liquidity in order to meet redemptions and other short-term cash needs. These obligations may include commercial paper, certificates of deposit, bankers' acceptances, repurchase agreements, debt obligations backed by the full faith and credit of the U.S. Government and demand and time deposits of domestic and foreign banks and savings and loan associations. There may be times when, in the opinion of the Investment Adviser, abnormal market or economic conditions warrant that, for temporary defensive purposes, a Portfolio invest without limitation in short-term obligations. A Portfolio may also borrow money for temporary or emergency purposes.

Each Portfolio's turnover rate is expected not to exceed 50% annually. A Portfolio may purchase or sell securities to: (a) accommodate purchases and sales of its Shares; (b) change the percentages of its assets invested in each of the Underlying Funds in response to economic or market conditions; and (c) maintain or modify the allocation of its assets among the Underlying Funds within the percentage ranges described above.

Each Portfolio is subject to certain investment restrictions that are described in detail under "Investment Restrictions" in the Additional Statement. Fundamental investment restrictions of a Portfolio cannot be changed without approval of a majority of the outstanding Shares of that Portfolio. Each Portfolio's investment objectives and all policies not specifically designated as fundamental are non-fundamental and may be changed without shareholder approval. If there is a change in a Portfolio's investment objective, investors should consider whether that Portfolio remains an appropriate investment in light of their then current financial positions and needs.

For information about the investment objectives of the Underlying Funds and their investment securities, techniques and risks, see "Description of the Underlying Funds" and Appendix A in this Prospectus, the Additional Statement and the prospectus for each of the Underlying Funds.

RISK FACTORS AND SPECIAL CONSIDERATIONS

Investing in Underlying Funds

The investments of each Portfolio are concentrated in the Underlying Funds, and each Portfolio's investment performance is directly related to the investment performance of the Underlying Funds held by it. The ability of each Portfolio to meet its investment objectives is directly related to the ability of the Underlying Funds to meet their objectives as well as the allocation among those Underlying Funds by the Investment Adviser. The share prices and yields of both the Portfolios and the Underlying Funds will fluctuate in response to various market and economic factors related to the equity and fixed-income markets. There can be no assurance that the investment objectives of any Portfolio or any Underlying Fund will be achieved.

Investments of the Underlying Funds

Because each Portfolio invests in the Underlying Funds, investors in each Portfolio will be affected by the investment policies of the Underlying Funds in direct proportion to the amount of assets each Portfolio allocates to those Funds. Each Portfolio may invest in Underlying Funds that in turn invest in small capitalization companies and foreign issuers and thus are subject to additional risks, including changes in foreign currency exchange rates and political risk. Foreign investments may include securities of issuers located in Emerging Countries in Asia, Latin America, Eastern Europe and Africa. Each Portfolio may also invest in Underlying Funds that in turn invest in non-investment grade fixed-income securities ("junk bonds"), which are considered speculative by traditional standards. In addition, the Underlying Funds may purchase derivative securities; enter into forward currency transactions; lend their portfolio securities; enter into futures contracts and options transactions; purchase zero coupon bonds and payment-in-kind bonds; purchase securities issued by real estate investment trusts and other issuers in the real estate industry; purchase restricted and illiquid securities; enter into forward roll transactions; purchase securities on a when-issued or delayed delivery basis; enter into repurchase agreements; borrow money; and engage in various other investment practices. The risks presented by these investment practices are discussed in Appendix A to this Prospectus, the Additional Statement and the prospectus for each of the Underlying Funds.

Affiliated Persons

In managing the Portfolios, the Investment Adviser will have the authority to select and substitute Underlying Funds. The Investment Adviser is subject to conflicts of interest in allocating Portfolio assets among the various Underlying Funds both because the fees payable to it and/or its affiliates by some Underlying Funds are higher than the fees payable by other Underlying Funds and because the Investment Adviser and its affiliates are also responsible for managing the Underlying Funds. The Trustees and officers of the Trust may also have conflicting interests in fulfilling their fiduciary duties to both the Portfolios and the Underlying Funds.

Expenses

An investor in a Portfolio should realize that certain of the Underlying Funds are available for direct investment. By investing in the Underlying Funds indirectly through a

--------------------------------------------------------------------------------
Portfolio, an investor will incur not only a proportionate share of the expenses of the Underlying Funds held by the Portfolio (including operating costs and investment management fees), but also expenses of the Portfolio.

DESCRIPTION OF UNDERLYING FUNDS

The following is a concise description of the investment objectives and practices for each of the Underlying Funds that are available for investment by the Portfolios as of the date of the Prospectus. Currently, all of the Underlying Funds are investment portfolios of either the Trust or Goldman Sachs Trust ("GST"), a separately organized investment company sponsored by Goldman Sachs. A Portfolio may also invest in other Underlying Funds that may become available for investment in the future at the discretion of the Investment Adviser without shareholder approval.

There can be no assurance that the investment objectives of the Underlying Funds will be met. Additional information regarding the investment practices of the Underlying Funds is located in Appendix A to this Prospectus, in the Additional Statement and in the prospectus of each of the Underlying Funds. No offer is made in this Prospectus of any of the Underlying Funds.

 Fund Names                       Investment Objectives        Investment Criteria
---------------------------------------------------------------------------------------
 Goldman Sachs Variable Insurance
 Trust ("VIT") Equity Funds
 VIT Growth and                   Long-term growth of capital  At least 65% of total
 Income Fund                      and growth of income.        assets in equity
                                                               securities that the
                                                               Investment Adviser
                                                               considers to have
                                                               favorable prospects for
                                                               capital appreciation
                                                               and/or dividend-paying
                                                               ability.
---------------------------------------------------------------------------------------
 VIT CORE U.S. Equity Fund        Long-term growth of capital  At least 90% of total
                                  and dividend income.         assets in equity
                                                               securities of U.S.
                                                               issuers, including
                                                               certain foreign issuers
                                                               traded in the U.S. The
                                                               Fund seeks to achieve
                                                               its objective through a
                                                               broadly diversified
                                                               portfolio of large cap
                                                               and blue chip equity
                                                               securities representing
                                                               all major sectors of the
                                                               U.S. economy. The Fund's
                                                               investments are selected
                                                               using both a variety of
                                                               quantitative techniques
                                                               and fundamental research
                                                               in seeking to maximize
                                                               the Fund's expected
                                                               return, while
                                                               maintaining risk, style,
                                                               capitalization and
                                                               industry characteristics
                                                               similar to the S&P 500
                                                               Index.
---------------------------------------------------------------------------------------
 VIT CORE Large Cap               Long-term growth of          At least 90% of total
 Growth Fund                      capital. Dividend income is  assets in equity
                                  a secondary consideration.   securities of U.S
                                                               issuers, including
                                                               certain foreign issuers
                                                               traded in the U.S. The
                                                               Fund seeks to achieve
                                                               its objective through a
                                                               broadly diversified
                                                               portfolio of equity
                                                               securities of large cap
                                                               U.S. issuers that are
                                                               expected to have better
                                                               prospects for earnings
                                                               growth than the growth
                                                               rate of the general
                                                               domestic economy. The
                                                               Fund's investments are
                                                               selected using both a
                                                               variety of quantitative
                                                               techniques and
                                                               fundamental research in
                                                               seeking to maximize the
                                                               Fund's expected return,
                                                               while maintaining risk,
                                                               style, capitalization
                                                               and industry
                                                               characteristics similar
                                                               to the Russell 1000
                                                               Growth Index.
---------------------------------------------------------------------------------------
 VIT CORE Large Cap               Long-term growth of capital  At least 90% of total
 Value Fund                       and dividend income.         assets in equity
                                                               securities of U.S.
                                                               issuers, including
                                                               certain foreign issuers
                                                               traded in the U.S. The
                                                               Fund seeks to achieve
                                                               its objective through a
                                                               broadly diversified
                                                               portfolio of equity
                                                               securities of large cap
                                                               U.S. issuers that are
                                                               selling at low to modest
                                                               valuations relative to
                                                               general market measures
                                                               such as earnings, book
                                                               value and other
                                                               fundamental accounting
                                                               measures, and that are
                                                               expected to have
                                                               favorable prospects for
                                                               capital appreciation
                                                               and/or dividend-paying
                                                               ability. The Fund's
                                                               investments are selected
                                                               using both a variety of
                                                               quantitative techniques
                                                               and fundamental research
                                                               in seeking to maximize
                                                               the Fund's expected
                                                               return, while
                                                               maintaining risk, style,
                                                               capitalization and
                                                               industry characteristics
                                                               similar to the Russell
                                                               1000 Value Index.
---------------------------------------------------------------------------------------

 Fund Names                    Investment Objectives        Investment Criteria
------------------------------------------------------------------------------------
 VIT CORE Small Cap            Long-term growth of          At least 90% of total
 Equity Fund                   capital.                     assets in equity
                                                            securities of U.S.
                                                            issuers, including
                                                            certain foreign issuers
                                                            traded in the U.S. The
                                                            Fund seeks to achieve
                                                            its investment objective
                                                            through a broadly
                                                            diversified portfolio of
                                                            equity securities of
                                                            U.S. issuers which are
                                                            included in the Russell
                                                            2000 Index at the time
                                                            of investment. The
                                                            Fund's investments are
                                                            selected using both a
                                                            variety of quantitative
                                                            techniques and
                                                            fundamental research in
                                                            seeking to maximize the
                                                            Fund's expected return,
                                                            while maintaining risk,
                                                            style, capitalization
                                                            and industry
                                                            characteristics similar
                                                            to the Russell 2000
                                                            Index.
------------------------------------------------------------------------------------
 VIT CORE International        Long-term growth of          At least 90% of total
 Equity Fund                   capital.                     assets in equity
                                                            securities of companies
                                                            organized outside the
                                                            United States or whose
                                                            securities are
                                                            principally traded
                                                            outside the United
                                                            States. The Fund seeks
                                                            broad representation of
                                                            large cap issuers across
                                                            major countries and
                                                            sectors of the
                                                            international economy.
                                                            The Fund's investments
                                                            are selected using both
                                                            a variety of
                                                            quantitative techniques
                                                            and fundamental research
                                                            in seeking to maximize
                                                            the Fund's expected
                                                            return, while
                                                            maintaining risk, style,
                                                            capitalization and
                                                            industry characteristics
                                                            similar to the unhedged
                                                            Morgan Stanley Capital
                                                            International (MSCI)
                                                            Europe, Australasia and
                                                            Far East Index (the
                                                            "EAFE Index"). The Fund
                                                            may employ certain
                                                            currency management
                                                            techniques.
------------------------------------------------------------------------------------
 VIT Capital Growth Fund       Long-term capital growth.    At least 90% of total
                                                            assets in a diversified
                                                            portfolio of equity
                                                            securities. Long-term
                                                            capital appreciation
                                                            potential is considered
                                                            in selecting
                                                            investments.
------------------------------------------------------------------------------------
 VIT Mid Cap Equity Fund       Long-term capital            At least 65% of total
                               appreciation.                assets in equity
                                                            securities of companies
                                                            with public stock market
                                                            capitalizations within
                                                            the range of the market
                                                            capitalization of
                                                            companies constituting
                                                            the Russell Midcap Index
                                                            at the time of the
                                                            investment (currently
                                                            between $400 million and
                                                            $16 billion).
------------------------------------------------------------------------------------
 VIT International Equity Fund Long-term capital            Substantially all, and
                               appreciation.                at least 65%, of total
                                                            assets in equity
                                                            securities of companies
                                                            organized outside the
                                                            United States or whose
                                                            securities are
                                                            principally traded
                                                            outside the United
                                                            States. The Fund may
                                                            employ certain currency
                                                            management techniques.
------------------------------------------------------------------------------------

 Fund Names                       Investment Objectives        Investment Criteria
---------------------------------------------------------------------------------------
 Goldman Sachs Trust
 ("GST") Equity Funds
 GST Small Cap Value Fund         Long-term capital growth.    At least 65% of total
                                                               assets in equity
                                                               securities of companies
                                                               with public stock market
                                                               capitalizations of $1
                                                               billion or less at the
                                                               time of investment.
---------------------------------------------------------------------------------------
 GST Emerging Markets Equity Fund Long-term capital            Substantially all, and
                                  appreciation.                at least 65%, of total
                                                               assets in equity
                                                               securities of emerging
                                                               country issuers. The
                                                               Fund may employ certain
                                                               currency management
                                                               techniques.
---------------------------------------------------------------------------------------
 GST Asia Growth Fund             Long-term capital            Substantially all, and
                                  appreciation.                at least 65%, of total
                                                               assets in equity
                                                               securities of companies
                                                               in China, Hong Kong,
                                                               India, Indonesia,
                                                               Malaysia, Pakistan, the
                                                               Philippines, Singapore,
                                                               South Korea, Sri Lanka,
                                                               Taiwan and Thailand. The
                                                               Fund may employ certain
                                                               currency management
                                                               techniques.
---------------------------------------------------------------------------------------
 GST Real Estate Securities Fund  Total return comprised of    Substantially all, and
                                  long-term growth of capital  at least 80%, of total
                                  and dividend income.         assets in a diversified
                                                               portfolio of equity
                                                               securities of issuers
                                                               that are primarily
                                                               engaged in or related to
                                                               the real estate
                                                               industry. The Fund
                                                               expects that a
                                                               substantial portion of
                                                               its total assets will be
                                                               invested in real estate
                                                               investment trusts
                                                               ("REITS").
---------------------------------------------------------------------------------------
 GST Japanese Equity Fund         Long-term capital            Substantially all, and
                                  appreciation.                at least 65%, of total
                                                               assets in equity
                                                               securities of Japanese
                                                               companies. The Fund may
                                                               employ certain currency
                                                               management techniques.
---------------------------------------------------------------------------------------
 GST European Equity Fund         Long-term capital            Substantially all, and
                                  appreciation.                at least 65%, of total
                                                               assets in equity
                                                               securities of European
                                                               companies. The Fund may
                                                               employ certain currency
                                                               management techniques.
---------------------------------------------------------------------------------------
 GST International Small Cap Fund Long-term capital            Substantially all, and
                                  appreciation.                at least 65%, of total
                                                               assets in equity
                                                               securities of companies
                                                               with public stock market
                                                               capitalizations of $1
                                                               billion or less at the
                                                               time of investment that
                                                               are organized outside
                                                               the United States or
                                                               whose securities are
                                                               principally traded
                                                               outside the United
                                                               States. The Fund may
                                                               employ certain currency
                                                               management techniques.
---------------------------------------------------------------------------------------

                                                      Approximate
                        Investment     Duration or    Interest Rate  Investment        Credit         Other
Fund Names              Objectives     Maturity       Sensitivity    Sector            Quality        Investments
--------------------------------------------------------------------------------------------------------------------
VIT Fixed Income Funds
VIT Short Duration      A high level   Target         2-year U.S.    At least 65% of   U.S.           Mortgage pass-
Government Fund         of current     Duration* =    Treasury note  total assets in   Government     through
                        income and     2-year U.S.                   securities issued Securities     securities and
                        secondarily,   Treasury                      or guaranteed by                 other
                        in seeking     Security plus                 the U.S.                         securities
                        current        or minus .5                   government, its                  representing
                        income, may    years Maximum                 agencies,                        an interest in
                        also consider  Duration* = 3                 instrumentalities                or
                        the potential  years                         or sponsored                     collateralized
                        for capital                                  enterprises                      by mortgage
                        appreciation.                                ("U.S. Government                loans.
                                                                     Securities") and
                                                                     repurchase
                                                                     agreements
                                                                     collateralized by
                                                                     such securities.
--------------------------------------------------------------------------------------------------------------------
VIT Global Income Fund  A high total   Target         6-year         Securities of     Minimum =      Mortgage and
                        return,        Duration* =    government     U.S. and foreign  BBB/Baa        asset- backed
                        emphasizing    J.P. Morgan    bond           governments and   At least 50%   securities,
                        current        Global                        corporations.     = AAA/Aaa      foreign
                        income, and,   Government                                                     currencies and
                        to a lesser    Bond Index                                                     repurchase
                        extent,        (hedged) plus                                                  agreements
                        providing      or minus 2.5                                                   collateralized
                        opportunities  years Maximum                                                  by U.S.
                        for capital    Duration* =                                                    Government
                        appreciation.  7.5 years                                                      Securities or
                                                                                                      certain
                                                                                                      foreign
                                                                                                      government
                                                                                                      securities.
--------------------------------------------------------------------------------------------------------------------

* Under normal interest rate conditions.

                                                           Approximate
                        Investment     Duration or         Interest Rate  Investment           Credit         Other
Fund Names              Objectives     Maturity            Sensitivity    Sector               Quality        Investments
----------------------------------------------------------------------------------------------------------------------------
GST Fixed Income Funds
GST Financial Square    Maximize       Maximum Maturity of 3-month U.S.   Money market         High Quality   N/A
Prime Obligations Fund  current        Individual          Treasury note  instruments          (short-term
                        income to the  Investments = 13                   including U.S.       ratings of A-
                        extent         months at time of                  Government           1, P-1 or
                        consistent     purchase                           Securities, U.S.     comparable
                        with the       Maximum Dollar-                    bank obligations,    quality).
                        maintenance    Weighted Average                   commercial paper and
                        of liquidity.  Portfolio Maturity                 other short-term
                                       = 90 days                          obligations of U.S.
                                                                          corporations,
                                                                          governmental and
                                                                          other entities, and
                                                                          related repurchase
                                                                          agreements.
----------------------------------------------------------------------------------------------------------------------------
GST Adjustable Rate     A high level   Target Duration* =  9-month U.S.   At least 65% of      U.S.           Fixed-rate
Government Fund         of current     6-month to 1-year   Treasury note  total assets in U.S. Government     mortgage pass-
                        income,        U.S. Treasury                      Government           Securities     through
                        consistent     Security                           Securities that are                 securities and
                        with low       Maximum Duration* =                adjustable rate                     repurchase
                        volatility of  2 years                            mortgage pass-                      agreements
                        principal.                                        through securities                  collateralized
                                                                          and other mortgage                  by U.S.
                                                                          securities with                     Government
                                                                          periodic interest                   Securities.
                                                                          rate resets.
----------------------------------------------------------------------------------------------------------------------------
GST Government          A high level   Target Duration* =  5-year U.S.    At least 65% of      U.S.           Non-government
Income Fund             of current     Lehman Brothers     Treasury note  assets in U.S.       Government     mortgage pass-
                        income,        Mutual Fund                        Government           Securities     through
                        consistent     Government/Mortgage                Securities,          and non-U.S.   securities,
                        with safety    Index plus or minus                including mortgage-  Government     asset-backed
                        of principal.  1 year                             backed U.S.          Securities =   securities and
                                       Maximum Duration* =                Government           AAA/Aaa        corporate
                                       6 years                            Securities and                      fixed-income
                                                                          repurchase                          securities.
                                                                          agreements
                                                                          collateralized by
                                                                          such securities.
----------------------------------------------------------------------------------------------------------------------------

* Under normal interest rate conditions.

                                              Approximate
                Investment     Duration or    Interest Rate  Investment     Credit         Other
Fund Names      Objectives     Maturity       Sensitivity    Sector         Quality        Investments
---------------------------------------------------------------------------------------------------------
GST Core Fixed  Total return   Target         5-year U.S.    At least 65%   Minimum =      Foreign fixed-
Income Fund     consisting of  Duration* =    Treasury note  of assets in   BBB/Baa        income,
                capital        Lehman                        fixed-income   Minimum for    municipal and
                appreciation   Brothers                      securities,    non-dollar     convertible
                and income     Aggregate                     including      securities =   securities,
                that exceeds   Bond Index                    U.S.           AA/Aa          foreign
                the total      plus or minus                 Government                    currencies and
                return of the  1 year                        Securities,                   repurchase
                Lehman         Maximum                       corporate,                    agreements
                Brothers       Duration* = 6                 mortgage-                     collateralized
                Aggregate      years                         backed and                    by U.S.
                Bond Index.                                  asset-backed                  Government
                                                             securities.                   Securities.
---------------------------------------------------------------------------------------------------------
GST High        A high level   Target         6-year U.S.    Except for     At least 65%   Mortgage-
Yield Fund      of current     Duration* =    Treasury note  temporary      = BB/Ba or     backed and
                income and     Lehman                        defensive      below          asset-backed
                capital        Brothers High                 purposes, at                  securities,
                appreciation.  Yield Bond                    least 65% of                  U.S.
                               Index plus or                 assets in                     Government
                               minus 2.5                     fixed-income                  Securities,
                               years                         securities                    investment
                               Maximum                       rated below                   grade
                               Duration* =                   investment                    corporate
                               7.5 years                     grade,                        fixed-income
                                                             including                     securities,
                                                             U.S. and non-                 structured
                                                             U.S. dollar                   securities,
                                                             corporate                     foreign
                                                             debt, foreign                 currencies and
                                                             government                    repurchase
                                                             securities,                   agreements
                                                             convertible                   collateralized
                                                             securities                    by U.S.
                                                             and preferred                 Government
                                                             stock.                        Securities.
---------------------------------------------------------------------------------------------------------

* Under normal interest rate conditions.

--------------------------------------------------------------------------------

In pursuing their investment objectives and programs, each of the Underlying Funds is permitted to engage in a wide range of investment policies. The risks of the Underlying Funds are determined by the nature of the securities held and the investment strategies used by the Funds' investment advisers. Certain of these policies are described below and further information about the investment policies, strategies and risks of the Underlying Funds is contained in Appendix A to this Prospectus and in the Additional Statement as well as the prospectuses of the Underlying Funds.

Underlying Equity Funds

The Underlying Equity Funds may purchase common stocks, preferred stocks, interests in real estate investment trusts, convertible debt obligations, convertible preferred stocks, equity interests in trusts, partnerships, joint ventures, limited liability companies and similar enterprises, warrants and stock purchase rights ("equity securities"). In choosing securities, a Fund's investment adviser utilizes first-hand fundamental research, including visiting company facilities to assess operations and to meet decision-makers. An investment adviser may also use macro analysis of numerous economic and valuation variables to anticipate changes in company earnings and the overall investment climate. The investment advisers are able to draw on the research and market expertise of the Goldman Sachs Global Investment Research Department and other affiliates, as well as information provided by other securities dealers. Equity securities held by an Underlying Fund will generally be sold when an investment adviser believes that the market price fully reflects or exceeds the securities' fundamental valuation or when other more attractive investments are identified.

Domestic Value Style Funds. The VIT Growth and Income, VIT Mid Cap Equity and GST Small Cap Value Funds are managed using a value oriented approach. The Funds' investment adviser evaluates securities using fundamental analysis and intends to purchase equity securities that are, in its view, underpriced relative to a combination of such companies' long-term earnings prospects, growth rate, free cash flow and/or dividend-paying ability.

Consideration will be given to the business quality of the issuer. Factors positively affecting the investment adviser's view of that quality include the competitiveness and degree of regulation in the markets in which the company operates, the existence of a management team with a record of success, the position of the company in the markets in which it operates, the level of the company's financial leverage and the sustainable return on capital invested in the business. The Funds may also purchase securities of companies that have experienced difficulties and that, in the opinion of the investment adviser, are available at attractive prices.

Domestic Growth Style Fund. The VIT Capital Growth Fund is managed using a growth oriented approach. Equity securities for the Fund are selected based on their prospects for above average growth. The Fund's investment adviser will select securities of growth companies trading, in the investment adviser's opinion, at a reasonable price relative to other industries, competitors and historical price/earnings multiples. The Fund will generally invest in companies whose earnings are believed to be in a relatively strong growth trend, or, to a lesser extent, in companies in which significant further growth is not anticipated but whose market value per share is thought to be undervalued.

Quantitative Style Funds. The VIT CORE U.S. Equity, VIT CORE Large Cap Growth, VIT CORE Large Cap Value, VIT CORE Small Cap Equity and VIT CORE International Equity Funds (the "CORE Equity Funds") are managed using both quantitative and fundamental techniques. CORE is an acronym for "Computer-Optimized, Research-Enhanced," which reflects the Funds' investment process. This investment process and the proprietary multifactor model used to implement it are discussed below.

Quantitative Investment Process. The Funds' investment advisers begin with a broad universe of U.S. equity securities for the VIT CORE U.S. Equity, VIT CORE Large Cap Growth, VIT CORE Large Cap Value and VIT CORE Small Cap Equity Funds (the "CORE U.S. Equity Funds"), and a broad universe of foreign equity securities for the VIT CORE International Equity Fund. The investment advisers use proprietary multifactor models (each a "Multifactor Model") to forecast the returns of different markets, currencies and individual securities. An investment adviser may rely on research from both the Goldman Sachs Global Investment Research Department (the "Research Department") and other industry sources.

In building a diversified portfolio for each CORE Equity Fund, an investment adviser utilizes optimization techniques to seek to maximize the Fund's expected return, while maintaining a risk profile similar to the Fund's benchmark. Each portfolio is primarily composed of securities rated highest by the foregoing investment process and has risk characteristics and industry weightings similar to the relevant Fund's benchmark.

Quantitative Multifactor Models. The Multifactor Models are rigorous computerized rating systems for forecasting the returns of different equity markets, currencies and individual equity securities according to fundamental investment characteristics. The CORE U.S. Equity Funds use one Multifactor Model to forecast the returns of securities held in each Fund's portfolio. The VIT CORE International Equity Fund uses multiple Multifactor Models to forecast returns. Currently, the VIT CORE International Equity Fund uses one model to forecast equity market returns, one model to forecast currency returns and 22 separate models to forecast individual equity security returns in 22 different countries. Despite this variety, all Multifactor Models incorporate common variables covering measures of value, growth, momentum and risk (e.g.,

--------------------------------------------------------------------------------
book/price ratio, earnings/price ratio, price momentum, price volatility, consensus growth forecasts, earnings estimate revisions, earnings stability, and, in the case of models for the VIT CORE International Equity Fund, currency momentum and country political risk ratings). All of the factors used in the Multifactor Models have been shown to significantly impact the performance of the securities, currencies and markets they were designed to forecast.

The weightings assigned to the factors in the Multifactor Model used by the CORE U.S. Equity Funds are derived using a statistical formulation that considers each factor's historical performance in different market environments. As such, the U.S. Multifactor Model is designed to evaluate each security using only the factors that are statistically related to returns in the anticipated market environment. Because they include many disparate factors, the CORE Funds' investment advisers believe that all the Multifactor Models are broader in scope and provide a more thorough evaluation than most conventional quantitative models. Securities and markets ranked highest by the relevant Multifactor Model do not have one dominant investment characteristic; rather, they possess an attractive combination of investment characteristics.

Research Department. In assigning ratings to equity securities, the Research Department uses a four category rating system ranging from "recommended for purchase" to "likely to underperform." The ratings reflect the analyst's judgment as to the investment results of a specific security and incorporate economic outlook, valuation, risk and a variety of other factors.

By employing both a quantitative (i.e., the Multifactor Models) and a qualitative (i.e., research enhanced) method of selecting securities, each CORE Equity Fund seeks to capitalize on the strengths of each discipline.

Actively Managed International Funds. The VIT International Equity, GST Japanese Equity, GST European Equity, GST International Small Cap, GST Emerging Markets Equity and GST Asia Growth Funds are managed using an active international approach, which utilizes a consistent process of stock selection undertaken by portfolio management teams located within each of the major investment regions, including Europe, Japan, Asia and the United States. In selecting securities, the investment adviser uses a long-term, bottom-up strategy based on first-hand fundamental research that is designed to give broad exposure to the available opportunities while seeking to add return primarily through stock selection. Equity securities for these Funds are evaluated based on three key factors--the business, the management and the valuation. The investment adviser ordinarily seeks securities that have, in the investment adviser's opinion, superior earnings growth potential, sustainable franchise value with management attuned to creating shareholder value and relatively discounted valuations. In addition, the investment adviser uses a multi-factor risk model which seeks to assure that deviations from the benchmark are justifiable.

GST Real Estate Securities Fund. The investment strategy of the GST Real Estate Securities Fund is based on the premise that property market fundamentals are the primary determinant of growth underlying the success of companies in the real estate industry. The Fund's research and investment process is designed to identify those companies with strong property fundamentals and strong management teams. This process is comprised of real estate market research and securities analysis. The Fund's investment adviser will take into account fundamental trends in underlying property markets as determined by proprietary models, research of local real estate markets, earnings, cash flow growth and stability, the relationship between asset values and market prices of the securities and dividend payment history. The investment adviser will attempt to purchase securities so that its underlying portfolio will be diversified geographically and by property type.

Underlying Fixed-Income Funds

The investment advisers of the Underlying Fixed-Income Funds may, in accordance with the respective Funds' investment objectives and policies, purchase all types of fixed-income securities, including senior and subordinated corporate debt obligations (such as bonds, debentures, notes and commercial paper), convertible and non-convertible corporate debt obligations, loan participations and preferred stock.

As stated above, each Underlying Fixed-Income Fund has policies relating to its duration (or maturity in the case of the GST Financial Square Prime Obligations
Fund). A Fund's duration approximates its price sensitivity to changes in interest rates. Maturity measures the time until final payment is due; it takes no account of the pattern of a security's cash flows over time. In computing portfolio duration, an Underlying Fund will estimate the duration of obligations that are subject to prepayment or redemption by the issuer taking into account the influence of interest rates on prepayments and coupon flows. This method of computing duration is known as "option-adjusted" duration. A Fund will not be limited as to its maximum weighted average portfolio maturity or the maximum stated maturity with respect to individual securities unless otherwise noted.

Except for the GST Financial Square Prime Obligations Fund (which is subject to more restrictive SEC regulations applicable to money market funds), an Underlying Fixed-Income Fund will deem a security to have met its minimum credit rating requirement if the security receives the minimum required long-term rating (or the equivalent short-term credit rating) at the time of purchase from at least one rating organization (including, but not limited to, Standard & Poor's Ratings Group ("S&P") and Moody's Investors

--------------------------------------------------------------------------------
Service, Inc. ("Moody's")) even though it has been rated below the minimum rating by one or more other rating organizations, or, if unrated by a rating organization, is determined by the Fund's investment adviser to be of comparable quality. If a security satisfies a Fund's minimum rating criteria at the time of purchase and is subsequently downgraded below such rating, the Fund will not be required to dispose of such security. If a downgrade occurs, the Fund's investment adviser will consider what action, including the sale of such security, is in the best interest of the Fund and its shareholders.

The Underlying Funds may employ certain active management techniques to manage their duration and term structure, to seek to hedge exposure to foreign currencies and to seek to enhance returns. These techniques include (with respect to one or more of the Funds), but are not limited to, the use of financial futures contracts, option contracts (including options on futures), forward foreign currency exchange contracts, currency options and futures, currency, mortgage, credit and interest rate swaps and interest rate floors, caps and collars. Currency and interest rate management techniques involve risks different from those associated with investing solely in U.S. dollar-denominated fixed-income securities of U.S. issuers. Certain of the Funds may invest in custodial receipts, municipal securities and convertible securities. The Funds may also employ other investment techniques to seek to enhance returns, such as lending portfolio securities and entering into mortgage dollar rolls, repurchase agreements, reverse repurchase agreements and other investment practices, as described in Appendix A to this Prospectus.

MANAGEMENT

Trustees and Officers

The Trustees are responsible for deciding matters of general policy and reviewing the actions of the Investment Adviser, distributor and transfer agent. The officers of the Trust conduct and supervise the Portfolios' daily business operations. The Additional Statement contains information as to the identity of, and other information about, the Trustees and officers of the Trust.

Investment Adviser

Investment Adviser. Goldman Sachs Asset Management ("GSAM"), One New York Plaza, New York, New York 10004, a separate operating division of Goldman Sachs, serves as the investment adviser to each Portfolio and, except as noted, to each Underlying Fund. Goldman Sachs registered as an investment adviser in 1981. Goldman Sachs Funds Management, L.P., One New York Plaza, New York, New York 10004, a Delaware limited partnership which is an affiliate of Goldman Sachs, serves as the investment adviser to the Adjustable Rate Government Fund. Goldman Sachs Funds Management, L.P. registered as an investment adviser in 1990. Goldman Sachs Asset Management International, 133 Peterborough Court, London EC4A 2BB, England, an affiliate of Goldman Sachs, serves as the investment adviser to the International Equity, Japanese Equity, European Equity, International Small Cap, Emerging Markets Equity, Asia Growth and Global Income Funds. Goldman Sachs Asset Management International became a member of the Investment Management Regulatory Organization Limited in 1990 and registered as an investment adviser in 1991. As of December 31, 1998, GSAM, together with its affiliates, acted as investment adviser or distributor for assets in excess of $195 billion.

Under an Asset Allocation Management Agreement ("Management Agreement") with each Portfolio, the Investment Adviser, subject to the general supervision of the Trustees, provides day-to-day advice as to each Portfolio's investment transactions, including determinations concerning changes to (a) the Underlying Funds in which the Portfolios may invest and (b) the percentage range of assets of any Portfolio that may be invested in the Underlying Equity Funds and the Underlying Fixed-Income Funds as separate groups. Goldman Sachs has agreed to permit the Portfolios to use the name "Goldman Sachs" or a derivative thereof as part of each Portfolio's name for as long as a Portfolio's Management Agreement is in effect.

Under the Management Agreement, the Investment Adviser also: (a) supervises all non-advisory operations of each Portfolio; (b) provides personnel to perform such executive, administrative and clerical services as are reasonably necessary to provide effective administration of each Portfolio; (c) at each Portfolio's expense arranges for (i) the preparation of all required tax returns, (ii) the preparation and submission of reports to existing shareholders, (iii) the periodic updating of prospectuses and Additional Statements and (iv) the preparation of reports to be filed with the SEC and other regulatory authorities; (d) maintains each Portfolio's records; and (e) provides office space and all necessary office equipment and services.

Fund Managers

                          Years Primarily
Name and Title            Responsible     Five Year Employment History
--------------------------------------------------------------------------------------------------
Mark M. Carhart, Ph.D.,   Since 1999      Mr. Carhart joined the Investment Adviser in 1997 as a
CFA                                       member of the Quantitative Research and Risk Management
Vice President, Co-Head                   team. From August 1995 to September 1997, he was
Quantitative Research                     Assistant Professor of Finance at the Marshall School of
and                                       Business at USC and a Senior Fellow of the Wharton
Senior Portfolio Manager                  Financial Institutions Center. From 1993 to 1995, he was
                                          a lecturer and graduate student at the University of
                                          Chicago Graduate School of Business.
--------------------------------------------------------------------------------------------------
Raymond J. Iwanowski      Since 1999      Mr. Iwanowski joined the Investment Adviser in 1997.
Vice President, Co-Head                   Prior to joining the Investment Adviser, he spent three
Quantitative Research                     years at Salomon Brothers, where he was a Vice President
and                                       and head of the Fixed Derivatives Client Research group.
Senior Portfolio Manager
--------------------------------------------------------------------------------------------------
Neil Chriss, Ph.D.        Since 1999      Mr. Chriss joined the Investment Adviser in 1997. From
Vice President and                        1996 to 1998, he worked in the equity division of Morgan
Portfolio Manager                         Stanley Dean Witter. From 1994 to 1996, he was a post-
                                          doctoral fellow in the Mathematics Department of Harvard
                                          University.
--------------------------------------------------------------------------------------------------
Giorgio DeSantis, Ph.D.   Since 1999      Mr. DeSantis joined the Investment Adviser in 1998. From
Vice President and                        1992 to 1998, he was Assistant Professor of Finance and
Portfolio Manager                         Business Economics at the Marshall School of Business at
                                          USC.
--------------------------------------------------------------------------------------------------
William J. Fallon, Ph.D.  Since 1999      Mr. Fallon joined the Investment Adviser in 1998. From
Vice President and                        1996 to 1998, he worked in the Firmwide Risk Group of
Portfolio Manager                         Goldman, Sachs & Co. From 1991 to 1996, he attended
                                          Columbia University, where he earned a Ph.D. in Finance.
--------------------------------------------------------------------------------------------------
Guang-Liang He, Ph.D.     Since 1999      Mr. He joined the Investment Adviser in 1998. In 1997,
Vice President and                        he worked in the Firmwide Risk Group of Goldman, Sachs &
Portfolio Manager                         Co. From 1992 to 1997, he worked at Quantitative
                                          Financial Strategies, Inc.
--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

It is the responsibility of the investment adviser of each Underlying Fund to make the investment decisions for that Fund and to place the purchase and sale orders for the Fund's portfolio transactions in U.S. and foreign markets. Such orders may be directed to any broker including, to the extent and in the manner permitted by applicable law, Goldman Sachs or its affiliates. In effecting purchases and sales of portfolio securities for a Fund, its investment adviser will seek the best price and execution of the Fund's orders. In doing so, where two or more brokers or dealers offer comparable prices and execution for a particular trade, consideration may be given to whether the broker or dealer provides investment research or brokerage services or sells Shares of any Underlying Fund. See the Additional Statement for a further description of the investment adviser's brokerage allocation practices.

As compensation for its services and assumption of certain expenses pursuant to the Management Agreement, GSAM is entitled to a fee, computed daily and payable monthly, at the annual rate equal to 0.15% of each Portfolio's average daily net assets.

The Investment Adviser has voluntarily agreed to reduce or limit certain "Other Expenses" of the Portfolios (excluding management fees, taxes, interest, brokerage fees, litigation, indemnification and other extraordinary expenses) to the extent such expenses exceed 0.10% per annum of a Portfolio's average daily net assets. Such reductions or limits, if any, are calculated monthly on a cumulative basis. The Investment Adviser may discontinue or modify any limitations in the future at its discretion at any time.

In addition, each Portfolio, as a shareholder in the Underlying Funds, will indirectly bear its proportionate share of any investment management fees and other expenses paid by the Underlying Funds. The contractual management fee payable to GSAM and/or its affiliates by each of the Underlying Funds in which the Portfolios may invest is set forth below under "Expenses."

In performing its investment advisory services, the investment adviser of an Underlying Fund, while remaining ultimately responsible for the management of the Fund, is able to draw upon the research and expertise of its asset management affiliates for portfolio decisions and management with respect to certain portfolio securities. In addition, the investment adviser will have access to the research of, and certain proprietary technical models developed by, Goldman Sachs and may apply quantitative and qualitative analysis in determining the appropriate allocations among the categories of issuers and types of securities.

Activities of Goldman Sachs and its Affiliates and Other Accounts Managed by Goldman Sachs. The involvement of the Underlying Funds' investment advisers, Goldman Sachs and their affiliates in the management of, or their interest in, other accounts and other activities of Goldman Sachs may present conflicts of interest with respect to an Underlying Fund or limit the investment activities of an Underlying Fund. Goldman Sachs and its affiliates engage in proprietary trading and advise accounts and funds which have investment objectives similar to those of the Underlying Funds and/or which engage in and compete for transactions in the same type of securities, currencies and instruments. Goldman Sachs and its affiliates will not have any obligation to make available any information regarding their proprietary activities or strategies, or the activities or strategies used for other accounts managed by them, for the benefit of the management of the Underlying Funds. The results of the investment activities of an Underlying Fund, therefore, may differ from those of Goldman Sachs and its affiliates and it is possible that the Portfolios and the Underlying Funds could sustain losses during periods in which Goldman Sachs and its affiliates and other accounts achieve significant profits on their trading for proprietary or other accounts. In addition, the Underlying Funds may, from time to time, enter into transactions in which other clients of Goldman Sachs have an adverse interest. From time to time, the activities of an Underlying Fund may be limited because of regulatory restrictions applicable to Goldman Sachs and its affiliates, and/or their internal policies designed to comply with such restrictions. See "Management-Activities of Goldman Sachs and its Affiliates and Other Accounts Managed by Goldman Sachs" in the Additional Statement for further information.

Distributor

Goldman Sachs, 85 Broad Street, New York, New York 10004, serves as the exclusive distributor (the "Distributor") of each Portfolio's shares at no cost to the Portfolios.

Custodian and Transfer Agent

State Street Bank and Trust Company, 1776 Heritage Drive, North Quincy, Massachusetts 02110, provides custodial services for the Portfolios and Goldman Sachs provides transfer agency services for the Portfolios.

Year 2000

Many computer systems were designed using only two digits to signify the year (for example, "98" for 1998). On January 1, 2000, if these computer systems are not corrected, they may incorrectly interpret "00" as the year "1900" rather than the year "2000," which may lead to computer shutdowns or errors (commonly known as the "Year 2000 Problem"). To the extent these systems conduct forward-looking calculations, these computer problems may occur prior to January 1, 2000. Like other investment companies and financial and business organizations, the Portfolios and the Underlying Funds could be adversely affected in their ability to process securities trades, price securities, provide shareholder account services and otherwise conduct normal business operations if the Investment Adviser or other service providers do not adequately address this problem in a timely manner.

--------------------------------------------------------------------------------

In order to address the Year 2000 Problem, the Investment Adviser has taken the following measures:

(i) The Investment Adviser has established a dedicated group to analyze these issues and to implement the systems modifications necessary to prepare for the Year 2000 Problem. (ii) The Investment Adviser has sought assurances from the Portfolios' and the Underlying Funds' other service providers that they are taking the steps necessary so that they do not experience Year 2000 Problems, and the Investment Adviser will continue to monitor the situation.

Currently, the Investment Adviser does not anticipate that the transition to the 21st century will have any material impact on its ability to continue to service the Portfolios and the Underlying Funds at current levels.

In addition, the Investment Adviser has undertaken measures to appropriately take into account available information concerning the Year 2000 preparedness of the issuers of securities held by the Portfolios and the Underlying Funds. The Investment Adviser may obtain such Year 2000 information from various sources which the Investment Adviser believes to be reliable, including the issuers' public regulatory filings. However, the Investment Adviser is not in a position to verify the accuracy or completeness of such information.

At this time, however, no assurance can be given that the actions taken by the Investment Adviser and the Portfolios' and the Underlying Funds' other service providers will be sufficient to avoid any adverse effect on the Funds due to the Year 2000 Problem.

NET ASSET VALUE

The net asset value per share of each Portfolio is calculated by the Portfolio's custodian as of the close of regular trading on the New York Stock Exchange (normally, but not always, 3:00 p.m., Chicago time, 4:00 p.m. New York time), on each Business Day (as such term is defined under "Additional Information"). Net asset value per share of each Portfolio is calculated by determining the net assets belonging to the Portfolio and dividing by the number of outstanding shares of the Portfolio. Shares of the Underlying Funds held by a Portfolio are valued based on the net asset value of the Underlying Funds as determined under procedures established by the Trustees. Other portfolio securities held by a Portfolio are valued based on market quotations or, if accurate quotations are not readily available, at fair value as determined in good faith under procedures established by the Trustees.

PERFORMANCE INFORMATION

From time to time each Portfolio may publish average annual total return, yield and distribution rates in advertisements and communications to shareholders or prospective investors. Average annual total return is determined by computing the average annual percentage change in value of $1,000 invested at the maximum public offering price for specified periods ending with the most recent calendar quarter, assuming reinvestment of all dividends and distributions at NAV. The total return calculation assumes a complete redemption of the investment at the end of the relevant period. Each Portfolio may also from time to time advertise total return on a cumulative, average, year-by-year or other basis for various specified periods by means of quotations, charts, graphs or schedules. In addition to the above, each Portfolio may from time to time advertise its performance relative to certain averages, performance rankings, indices, other information prepared by recognized mutual fund statistical services and investments for which reliable performance data is available.

The Conservative Strategy, Balanced Strategy, Growth and Income Strategy and Growth Strategy Portfolios may compute their yield by dividing net investment income earned during a recent thirty-day period by the product of the average daily number of shares outstanding and entitled to receive dividends during the period and the maximum offering price per share on the last day of the relevant period. The results are compounded on a bond equivalent (semi-annual) basis and then annualized. Net investment income per share is equal to the dividends and interest earned during the period, reduced by accrued expenses for the period. The calculation of net investment income for these purposes may differ from the net investment income determined for accounting purposes. The Portfolios' quotations of distribution rate are calculated by analyzing the most recent distribution of net investment income for a specified period and dividing this amount by the NAV per share on the last day of the period for which the distribution rate is being calculated.

The investment results of a Portfolio will fluctuate over time and any presentation of investment results for any prior period should not be considered a representation of what an investment may earn or what the Portfolio's performance may be in any future period. In addition to information provided in shareholder reports, the Portfolios may, in their discretion, from time to time make a list of their holdings available to investors upon request.

SHARES OF THE TRUST

Each Portfolio is classified as "diversified" under the Investment Company Act of 1940, as amended (the "Act"). Each Portfolio is a series of Goldman Sachs Variable Insurance Trust, which was formed under the laws of the State of Delaware on September 16, 1997. The Trustees have authority under the Trust's Declaration of Trust to create and classify shares of beneficial interests in separate series, without further action by shareholders. Additional series may be added in the future. The Trustees also have authority to classify and reclassify any series or portfolio of shares into one or more classes. Information about the Trust's other series is contained in separate prospectuses.

--------------------------------------------------------------------------------

When issued, shares are fully paid and non-assessable. In the event of liquidation, shareholders are entitled to share pro rata in the net assets of the applicable Portfolio available for distribution to such shareholders. Shares have no preemptive, subscription or conversion rights. Shareholders are entitled to one vote per share, provided that, at the option of the Trustees, shareholders will be entitled to a number of votes based upon the NAVs represented by their shares. Shares of the Trust are not offered directly to the general public. The Participating Insurance Companies, not the owners of the variable annuity contracts or variable life insurance policies or participants therein, are shareholders of a Portfolio. However, to the extent required by law, (a) the Participating Insurance Companies will vote Portfolio shares held in the Separate Accounts in a manner consistent with timely voting instructions received from the holders of variable annuity contracts and variable life insurance policies and (b) the Participating Insurance Companies will vote Portfolio shares held in the Separate Accounts for which no timely instructions are received from the holders of variable annuity contracts and variable life insurance policies, as well as shares they own, in the same proportion as those shares for which voting instructions are received. Portfolio shares held by unregistered Separate Accounts or qualified plans will be voted for or against any proposition in the same proportion as all other Portfolio shares are voted unless the unregistered Separate Account's Participating Insurance Company or the plan makes other arrangements. Additional information concerning voting rights of the participants in the Separate Accounts are more fully set forth in the Prospectus relating to those accounts issued by the Participating Insurance Companies.

Inquiries regarding the Trust may be made in writing to the Trust's office c/o Goldman Sachs, 85 Broad Street, New York, New York 10004. Holders of variable annuity contracts and variable life insurance policies issued by Participating Insurance Companies for which shares of the Portfolios are the investment vehicle will receive from the Participating Insurance Companies unaudited semi-annual financial statements and year-end financial statements audited by the Trust's independent public accountants. Each report will show the investments owned by the Portfolios and the market values of the investments and will provide other information about the Portfolios and their operations.

The Trust does not intend to hold annual meetings of shareholders. However, shareholders may, under certain circumstances, as permitted by the Act, communicate with other shareholders in connection with requiring a special meeting of shareholders. The Trustees will call a special meeting of shareholders for the purpose of electing Trustees if, at any time, less than a majority of Trustees holding office at the time were elected by shareholders.

In the interest of economy and convenience, the Trust does not issue certificates representing the Portfolios' shares. Instead, the Transfer Agent maintains a record of each shareholder's ownership. Each shareholder receives confirmation of purchase and redemption orders from the Transfer Agent. Portfolio shares and any dividends and distributions paid by the Portfolio are reflected in account statements from the Transfer Agent.

EXPENSES

The Portfolios are responsible for the payment of their expenses. These expenses include, without limitation, asset allocation, custodial and transfer agency fees, brokerage fees and commissions, filing fees for the registration or qualification of the Portfolios' shares under federal or state securities laws, organizational expenses, fees and expenses incurred in connection with membership in investment company organizations, taxes, interest, costs of liability insurance, fidelity bonds or indemnification, any costs, expenses or losses arising out of any liability of, or claim for damages or other relief asserted against, the Portfolios for violation of any law, legal and auditing fees and expenses, expenses of preparing and setting in type prospectuses, Additional Statements, proxy material, financial reports and notices and the printing and distributing of the same to shareholders and regulatory authorities, compensation and expenses of its "non-interested" Trustees and extraordinary expenses, if any, incurred by the Trust.

The imposition of the management fee, as well as other operating expenses, will have the effect of reducing the total return to investors. From time to time, the Investment Adviser may waive receipt of its fees and/or voluntarily assume certain expenses of a Portfolio, which would have the effect of lowering that Portfolio's overall expense ratio and increasing total return to investors at the time such amounts are waived or assumed, as the case may be.

The expenses associated with investing in a "fund of funds," such as the Portfolios, are generally higher than those of investment companies that do not invest in other mutual funds. These increased expenses stem from the fact that investors must indirectly pay a portion of the operating costs of the Underlying Funds. The structure of the Portfolios will, however, reduce any layering of costs in the following manner: (a) any fees charged to the Portfolios under the Management Agreement are for services that are in addition to, and not duplicative of, services provided under any Underlying Fund's management agreement; (b) the Portfolios do not pay any sales charges or distribution fees related to the shares of the Underlying Funds; (c) custodial and other fees charged by both the Portfolios and the Underlying Funds are not redundant inasmuch as distinct services are being provided at each level; and
(d) any additional incremental cost incurred by investing in the Portfolios is in return for a substantial investment management service, namely the initial and ongoing asset allocation of investments made in the Underlying Funds, and provision of meaningful additional diversification benefits.

--------------------------------------------------------------------------------

The following chart shows the current total operating expense ratios (management fee plus other operating expenses) of the class of shares of each Underlying Fund in which the Portfolios may invest. In addition, the following chart shows the contractual investment management fees payable to GSAM and its affiliates by the Underlying Funds (in each case as an annualized percentage of the Fund's average net assets). Absent voluntary fee waivers and/or expense reimbursements, which may be discontinued at any time, the total operating expense ratios of certain Underlying Funds would be higher.

                                                                      Total
                                                          Contractual Operating
                                                          Management  Expense
Underlying Funds                                          Fee         Ratio
-------------------------------------------------------------------------------
VIT Short Duration Government Fund                        0.55%       0.70%
VIT Global Income Fund                                    0.90%       1.05%
VIT Growth and Income Fund                                0.75%       0.90%
VIT CORE U.S. Equity Fund                                 0.70%       0.80%
VIT CORE Large Cap Growth Fund                            0.70%       0.80%
VIT CORE Large Cap Value Fund                             0.70%       0.80%
VIT CORE Small Cap Equity Fund                            0.75%       0.90%
VIT Capital Growth Fund                                   0.75%       0.90%
VIT CORE International Equity Fund                        0.85%       1.10%
VIT Mid Cap Equity Fund                                   0.80%       0.95%
VIT International Equity Fund                             1.00%       1.25%
GST Adjustable Rate Government Fund                       0.40%       0.49%
GST Core Fixed Income Fund                                0.40%       0.54%
GST Government Income Fund                                0.65%       0.58%
GST Small Cap Value Fund                                  1.00%       1.10%
GST European Equity Fund                                  1.00%       1.14%
GST Japanese Equity Fund                                  1.00%       1.05%
GST International Small Cap Fund                          1.20%       1.40%
GST Emerging Markets Equity Fund                          1.20%       1.39%
GST Asia Growth Fund                                      1.00%       1.20%
GST Real Estate Securities Fund                           1.00%       1.04%
GST Financial Square Prime Obligations Money Market Fund  0.205%      0.18%
GST High Yield Fund                                       0.70%       0.76%

TAXATION

Each Portfolio is treated as a separate corporate entity for tax purposes. Each Portfolio intends to elect to be treated as a regulated investment company and qualify for such treatment for each taxable year under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). To qualify as such, a Portfolio must satisfy certain requirements relating to the sources of its income, diversification of its assets and distribution of its income to shareholders. As a regulated investment company, a Portfolio will not be subject to federal income or excise tax on any net investment income and net realized capital gains that are distributed to its shareholders in accordance with certain timing requirements of the Code. If for any taxable year a Portfolio does not qualify for the special federal tax treatment afforded regulated investment companies, all of the Portfolio's taxable income would be subject to tax at regular corporate rates without any deduction for distributions to shareholders. In such event, a Portfolio's distributions to Separate Accounts holding shares of the Portfolio would be taxable as ordinary income to the extent of the Portfolio's current and accumulated earnings and profits. A failure of a Portfolio to qualify as a regulated investment company also could result in the loss of the tax-favored status of variable annuity contracts and variable life insurance policies that are funded by a Separate Account which invests in the Portfolio.

Under Code Section 817(h), a Separate Account upon which a variable annuity contract or variable life insurance policy is based must be "adequately diversified." A Separate Account will be adequately diversified if it complies with certain diversification tests set forth in Treasury regulations. If a regulated investment company satisfies certain conditions relating to the ownership of its shares, a Separate Account investing in such investment company will be entitled to treat its pro rata portion of each asset of the investment company as an asset for purposes of these diversification tests. Each Portfolio of the Trust intends to meet these ownership conditions and to comply with the diversification tests noted above. Accordingly, a Separate Account investing solely in shares of a Portfolio will be adequately diversified. However, a failure of a Portfolio to meet such conditions and to comply with such tests could cause the owners of variable annuity contracts and variable life insurance policies based on such Account to recognize ordinary income each year in the amount of any net appreciation of such contract or policy during the year (including the annual cost of life insurance, if any, provided under such policy). For additional discussion regarding Separate Account diversification see the Additional Statement.

Provided that a Portfolio and a Separate Account investing in the Portfolio satisfy the above requirements, any distributions from the Portfolio to such Account will be exempt from current federal income taxation to the extent that such distributions accumulate in a variable annuity contract or a variable life insurance contract.

Persons investing in a variable annuity or variable life insurance contract should refer to the prospectus with respect to such contract for further tax information.

The foregoing discussion of federal income tax consequences is based on tax laws and regulations in effect on the date of this Prospectus and is subject to change by legislative or administrative action. Each prospective investor should consult his or her own tax adviser as to the tax consequences of investments in the Portfolios.

ADDITIONAL INFORMATION

The Investment Advisers, Distributor, and/or their affiliates may, from time to time, pay compensation from their own assets (and not as an additional charge to the Funds) to Participating Insurance Companies for administrative

--------------------------------------------------------------------------------
services that such Companies provide to their variable annuity and variable life insurance contract owners who are invested in the Funds. In addition, the Investment Advisers, Distributor, and/or their affiliates may, from time to time, pay compensation from their own assets (and not as an additional charge to the Funds) to various securities dealers (including affiliates of Participating Insurance Companies) that distribute variable annuity contracts and/or variable life insurance contracts of such Companies in connection with the sale, distribution and/or servicing of such contracts and subject to applicable NASD rules, contribute to various cash and non-cash incentive arrangements to promote the sale of such contracts.

The term "a vote of the majority of the outstanding shares" of a Portfolio means the vote of the lesser of (i) 67% or more of the shares present at a meeting, if the holders of more than 50% of the outstanding shares of the Portfolio are present or represented by proxy, or (ii) more than 50% of the outstanding shares of the Portfolio.

As used in this Prospectus, the term "Business Day" means any day the New York Stock Exchange is open for trading, which is Monday through Friday except for holidays. The New York Stock Exchange is closed on the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day (observed), Good Friday, Memorial Day (observed), Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

DIVIDENDS

Dividends from net investment income are declared and paid by each Portfolio at least annually, and will constitute all or substantially all of each Portfolio's net investment income. Each Portfolio will also pay dividends from net realized capital gains, reduced by available capital losses, at least annually. All dividends and capital gain distributions will be automatically reinvested in additional shares of a Portfolio at the net asset value of such shares on the payment date, unless a Separate Account is permitted to hold cash and elects to receive payment in cash. From time to time, a portion of a Portfolio's dividends may constitute a return of capital.

PURCHASE AND REDEMPTION OF SHARES

Investors may purchase or redeem shares of the Portfolios through variable annuity contracts and variable life insurance policies offered through the Separate Accounts of Participating Insurance Companies. You should refer to the prospectus of the Participating Insurance Company's Separate Account for information on how to purchase a variable annuity contract or variable life insurance policy, how to select specific Portfolios as investment options for your contract or policy and how to redeem monies from the Trust.

The Separate Accounts of the Participating Insurance Companies place orders to purchase and redeem shares of the Portfolios based on, among other things, the amount of premium payments to be invested and the amount of surrender and transfer requests (as defined in the prospectus describing the variable annuity contracts and variable life insurance policies issued by the Participating Insurance Companies) to be effected on that day pursuant to variable annuity contracts and variable life insurance policies. Orders received by the Trust are effected on Business Days. The Separate Accounts purchase and redeem shares of each Portfolio at the Portfolio's NAV per share calculated as of that same day although such purchases and redemptions may be executed the next morning. Redemption proceeds paid by wire transfer will normally be wired in federal funds on the next business day after the Trust receives actual notice of the redemption order, but may be paid up to three business days after receipt of actual notice of the order. The Trust may suspend the right of redemption under certain extraordinary circumstances in accordance with the rules of the SEC. In addition, each Portfolio reserves the right to suspend the offering of its shares for a period of time, and reserves the right to reject any specific purchase order.

The Portfolios do not assess any fees when they sell or redeem their shares. Surrender charges, mortality and expense risk fees and other charges may be assessed by Participating Insurance Companies under the variable annuity contracts or variable life insurance policies. These fees should be described in the Participating Insurance Companies' prospectuses.

The Trust may offer shares of one or more of the Portfolios (as well as new investment funds that might be added to the Trust) to unregistered Separate Accounts of various Participating Insurance Companies, through which variable annuity contracts and variable life insurance policies are sold solely to qualified pension and profit-sharing plans or sold in non-public offerings. The Trust may also, in the future, offer shares of one or more of the Portfolios directly to qualified pension and profit-sharing plans.

Shares of the Portfolios may be sold to and held by Separate Accounts that fund variable annuity and variable life insurance contracts issued by unaffiliated Participating Insurance Companies. The sale of Portfolio shares to these unaffiliated Separate Accounts may present certain conflicts of interests among variable annuity owners, variable life insurance policy owners and plan investors. The Trust's Board of Trustees will monitor the Trust for the existence of any material irreconcilable conflict of interest. The Trust does not currently anticipate offering shares directly to qualified pension and profit sharing plans. In addition, the Trust currently does not foresee any disadvantages to the holders of variable annuity contracts and variable life insurance policies arising from the fact that interests of the holders of variable annuity contracts and variable life insurance policies may differ due to differences of tax treatment or other considerations or due to conflicts among the unaffiliated Participating Insurance Companies. If, however, a material unreconcilable conflict arises between the holders of variable annuity contracts and variable life insurance policies of unaffiliated Participating Insurance Companies, a Participating Insurance Company may be required to withdraw the assets allocable to some or all of the Separate Accounts from the Portfolios. Any such withdrawal could disrupt orderly portfolio management to the potential detriment of such holders. The variable annuity contracts and variable life insurance policies are described in the separate prospectuses issued by the Participating Insurance Companies.

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APPENDIX A

This Appendix describes various investments and investment techniques that may be used by the Underlying Funds. This Appendix also describes certain risks associated with these investments and techniques. Further information is provided in the Additional Statement and in the prospectuses of the Underlying Funds.

As noted above, the Underlying Equity Funds invest primarily in common stocks and other equity securities (including real estate investment trusts), and the Underlying Fixed-Income Funds invest primarily in fixed income securities. The VIT Short Duration Government and GST Adjustable Rate Government Funds invest in U.S. Government Securities and related repurchase agreements, and neither of these Funds, the GST Government Income Fund nor the GST Financial Square Prime Obligations Fund makes foreign investments. The investments of the GST Financial Square Prime Obligations Fund are limited by SEC regulations applicable to money market funds as described in its prospectus, and do not include many of the types of investments discussed below that are permitted for the other Underlying Funds. With these exceptions, and the further exceptions noted below, the following description applies generally to the Underlying Funds.

(1) Description of Investments and Investment Techniques of the Underlying
 Funds

Convertible Securities

The Underlying Funds may invest in convertible securities, including debt obligations and preferred stock of the issuer convertible at a stated exchange rate into common stock of the issuer. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. As with all fixed-income securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the convertible security tends to reflect the market price of the underlying common stock. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis, and thus may not decline in price to the same extent as the underlying common stock. Convertible securities rank senior to common stocks in an issuer's capital structure and consequently entail less risk than the issuer's common stock. In evaluating a convertible security, the investment adviser will give primary emphasis to the attractiveness of the underlying common stock. The convertible securities in which certain of the Underlying Funds invest are not subject to any minimum rating criteria. Convertible debt securities are equity investments for purposes of each Underlying Fund's investment policies.

Preferred Stock, Warrants and Rights

The Underlying Funds may invest in preferred stock, warrants and rights. Preferred stocks are securities that represent an ownership interest providing the holder with claims on the issuer's earnings and assets before common stock owners but after bond owners. Unlike debt securities, the obligations of an issuer of preferred stock, including dividend and other payment obligations, may not typically be accelerated by the holders of such preferred stock on the occurrence of an event of default (such as a covenant default or filing of a bankruptcy petition) or other non-compliance by the issuer with the terms of the preferred stock.

Warrants and other rights are options to buy a stated number of shares of common stock at a specified price during the life of the warrant. The holders of warrants and rights have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.

Real Estate Investment Trusts ("REITs")

The GST Real Estate Securities Fund expects to invest a substantial portion of its total assets in REITs, which are pooled investment vehicles that invest primarily in either real estate or real estate related loans. In addition, the other Underlying Equity Funds may invest in REITs from time to time. REITs are dependent upon the ability of the REITs' managers, and are subject to heavy cash flow dependency, default by borrowers and the qualification of the REITs under applicable regulatory requirements for favorable federal income tax treatment. REITs are also subject to risks generally associated with investments in real estate including possible declines in the value of real estate, general and local economic conditions, environmental problems and changes in interest rates. To the extent that assets underlying a REIT are concentrated geographically, by property type or in certain other respects, these risks may be heightened. Each Underlying Fund will indirectly bear its proportionate share of any expenses, including management fees, paid by a REIT in which it invests.

Foreign Investments

Foreign Securities. Certain of the Underlying Funds may invest in foreign securities in accordance with their investment objectives and policies. Foreign investments involve special risks that are not typically associated with investing in U.S. dollar denominated or quoted securities of U.S. issuers. Foreign investments may be affected by changes in currency rates, changes in foreign or U.S. laws or restrictions applicable to such investments and changes in exchange control regulations (e.g., currency blockage). A decline in the exchange rate of the currency (i.e., weakening of the currency against the U.S. dollar) in which a portfolio security is quoted or denominated relative to the U.S. dollar would reduce the value of the portfolio security. In addition, if the currency in which a Fund receives dividends, interest or other payments declines in value against the U.S. dollar

--------------------------------------------------------------------------------
before such income is distributed as dividends to shareholders or converted to U.S. dollars, the Fund may have to sell portfolio securities to obtain sufficient cash to pay dividends.
The introduction of a single currency, the euro, on January 1, 1999 for participating nations in the European Economic and Monetary Union presents unique uncertainties, including the legal treatment of certain outstanding financial contracts after January 1, 1999 that refer to existing currencies rather than the euro; the establishment and maintenance of exchange rates for currencies being converted into the euro; the fluctuation of the euro relative to non-euro currencies during the transition period from January 1, 1999 to December 31, 2001 and beyond; whether the interest rate, tax and labor regimes of European countries participating in the euro will converge over time; and whether the conversion of the currencies of the other countries that now are or may in the future become members of the European Union ("EU"), may have an impact on the euro. These or other factors, including political and economic risks, could cause market disruptions and could adversely affect the value of securities and foreign currencies held by the Underlying Funds.
Brokerage commissions, custodial services and other costs relating to investment in international securities markets generally are more expensive than in the United States. In addition, clearance and settlement procedures may be different in foreign countries and, in certain markets, such procedures have been unable to keep pace with the volume of securities transactions, thus making it difficult to conduct such transactions.
Foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to U.S. issuers. There may be less publicly available information about a foreign issuer than about a U.S. issuer. In addition, there is generally less government regulation of foreign markets, companies and securities dealers than in the United States. Foreign securities markets may have substantially less volume than U.S. securities markets and securities of many foreign issuers are less liquid and more volatile than securities of comparable domestic issuers. Furthermore, with respect to certain foreign countries, there is a possibility of nationalization, expropriation or confiscatory taxation, imposition of withholding or other taxes on dividend or interest payments (or, in some cases, capital gains), limitations on the removal of funds or other assets of the Underlying Funds, political or social instability or diplomatic developments which could affect investments in those countries.
Investments in ADRs, EDRs, and GDRs. Investments in foreign securities may take the form of sponsored and unsponsored American Depository Receipts ("ADRs"), Global Depository Receipts ("GDRs"), European Depository Receipts ("EDRs") or other similar instruments representing securities of foreign issuers (together, "Depository Receipts"). ADRs represent the right to receive securities of foreign issuers deposited in a domestic bank or a correspondent bank. Prices of ADRs are quoted in U.S. dollars, and ADRs are traded in the United States on exchanges or over-the-counter and are sponsored and issued by domestic banks. EDRs and GDRs are receipts evidencing an arrangement with a non-U.S. bank. EDRs and GDRs are not necessarily quoted in the same currency as the underlying security. To the extent an Underlying Fund acquires Depository Receipts through banks which do not have a contractual relationship with the foreign issuer of the security underlying the Depository Receipts to issue and service such Depository Receipts (unsponsored Depository Receipts), there may be an increased possibility that the Underlying Fund would not become aware of and be able to respond to corporate actions, such as stock splits or rights offerings involving the foreign issuer, in a timely manner. In addition, the lack of information may result in inefficiencies in the valuation of such instruments. Investment in Depository Receipts does not eliminate all the risks inherent in investing in securities of non-U.S. issuers. The market value of Depository Receipts is dependent upon the market value of the underlying securities and fluctuations in the relative value of the currencies in which the Depository Receipts and the underlying securities are quoted. However, by investing in Depository Receipts, such as ADRs, that are quoted in U.S. dollars, the Underlying Funds may avoid currency risks during the settlement period for purchases and sales.

Foreign Currency Transactions. Because investment in foreign issuers will usually involve currencies of foreign countries, and because certain Underlying Funds may have currency exposure independent of their securities positions, the value of the assets of the Underlying Fund as measured in U.S. dollars will be affected by changes in foreign currency exchange rates. The Underlying Fund may, to the extent it invests in foreign securities, purchase or sell foreign currencies on a spot basis and may also purchase or sell forward foreign currency exchange contracts for hedging purposes and to seek to protect against anticipated changes in future foreign currency exchange rates. In addition, the GST Core Fixed Income, VIT Global Income, GST High Yield, VIT CORE International Equity, VIT International Equity, GST Japanese Equity, GST European Equity, GST International Small Cap, GST Emerging Markets Equity and GST Asia Growth Funds may enter into such contracts to seek to increase total return when the Underlying Fund's investment adviser anticipates that the foreign currency will appreciate or depreciate in value, but securities denominated or quoted in that currency do not present attractive investment opportunities and are not held in the Underlying Fund's portfolio. When entered into to seek to enhance return, forward foreign currency exchange contracts are considered speculative. Certain Underlying Funds may also engage in cross-hedging by using forward contracts in a currency different from that in which the hedged security is denominated or quoted if the Underlying Fund's investment adviser determines that there is a pattern of correlation between the two currencies.

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An Underlying Fund will incur costs in connection with conversions between various currencies. An Underlying Fund may hold foreign currency received in connection with investments in foreign securities when, in the judgment of its investment adviser, it would be beneficial to convert such currency into U.S. dollars at a later date, based on anticipated changes in the relevant exchange rates.

Currency exchange rates may fluctuate significantly over short periods of time causing, along with other factors, an Underlying Fund's net asset value to fluctuate. Currency exchange rates generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or anticipated changes in interest rates and other complex factors, as seen from an international perspective. Currency exchange rates also can be affected unpredictably by the intervention of U.S. or foreign governments or central banks or the failure to intervene or by currency controls or political developments in the U.S. or abroad.

Certain of the Underlying Funds may enter into currency swaps, which involve the exchange by the Underlying Fund with another party for their respective rights to make or receive payments in specified currencies. Currency swaps usually involve the delivery of a gross payment stream in one designated currency in exchange for the gross payment stream in another designated currency. Therefore, the entire payment stream under a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations.

The market in forward foreign currency exchange contracts, currency swaps and other privately negotiated currency instruments offers less protection against defaults by the other party to such instruments than is available for currency instruments traded on an exchange. Such contracts are subject to the risk that the counterparty to the contract will default on its obligations. Since these contracts are not guaranteed by an exchange or clearinghouse, a default on the contract would deprive an Underlying Fund of unrealized profits or the benefits of a currency hedge or force the Underlying Fund to cover its purchase or sale commitments, if any, at the current market price.

Fixed-Income Securities

U.S. Government Securities. The Underlying Funds may invest in U.S. Government Securities. Generally, these securities include U.S. Treasury obligations and obligations issued or guaranteed by U.S. Government agencies, instrumentalities or sponsored enterprises. U.S. Government Securities also include Treasury receipts and other stripped U.S. Government Securities, where the interest and principal components of stripped U.S. Government Securities are traded independently.

Foreign Government Securities. The GST Core Fixed Income, VIT Global Income, GST High Yield, VIT CORE International Equity, VIT International Equity, GST Japanese Equity, GST European Equity, GST International Small Cap, GST Emerging Markets Equity and GST Asia Growth Funds may invest in debt obligations of foreign governments and governmental agencies, including those of Emerging Countries. Investment in sovereign debt obligations involves special risks not present in debt obligations of corporate issuers. The issuer of the debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due in accordance with the terms of such debt, and the Underlying Fund may have limited recourse in the event of a default. Periods of economic uncertainty may result in the volatility of market prices of sovereign debt, and in turn the Underlying Fund's NAV, to a greater extent than the volatility inherent in debt obligations of U.S. issuers. A sovereign debtor's willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign currency reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor's policy toward international lenders and the political constraints to which a sovereign debtor may be subject.

Mortgage-Backed Securities. The Underlying Funds (other than the five CORE Equity Funds) may invest in mortgage-backed securities ("Mortgage-Backed Securities"), which represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by real property. Therefore, Mortgage-Backed Securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of principal prepayments on the underlying loans. This can result in significantly greater price and yield volatility than is the case with traditional fixed-income securities. During periods of declining interest rates, prepayments can be expected to accelerate, and thus impair a Fund's ability to reinvest the returns of principal at comparable yields. Conversely, in a rising interest rate environment, a declining prepayment rate will extend the average life of many Mortgage-Backed Securities and prevent the Underlying Fund from taking advantage of such higher yields.

Adjustable Rate Mortgage-Backed Securities ("ARMS"). ARMs allow a Fund to participate in increases in interest rates through periodic increases in the securities' coupon rates. During periods of declining interest rates, coupon rates may readjust downward resulting in lower yields to the Underlying Fund. Therefore, the value of an ARM is unlikely to rise during periods of declining interest rates to the same extent as fixed-rate securities. Interest rate declines may result in accelerated prepayment of mortgages with the result that proceeds from prepayments will be reinvested at lower interest rates. During periods of rising interest rates, changes in the coupon rate will lag behind changes in the market rate. ARMs are also typically subject to maximum increases and decreases in the interest rate adjustment which can be made on any one adjustment date,

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in any one year, or during the life of the security. In the event of dramatic increases or decreases in prevailing market interest rates, the value of the Underlying Fund's investments in ARMs may fluctuate more substantially since these limits may prevent the security from fully adjusting its interest rate to the prevailing market rates.

The Underlying Funds may invest in Mortgage-Backed Securities issued or sponsored by both government and non-governmental entities. Privately issued Mortgage-Backed Securities are generally backed by pools of conventional (i.e., non-government guaranteed or insured) mortgage loans. In order to receive a high quality rating from the rating organizations (e.g, S&P or Moody's), privately issued Mortgaged-Backed Securities normally are structured with one or more types of "credit enhancement."

The Underlying Funds may also invest in multiple class securities, including collateralized mortgage obligations ("CMOs") and Real Estate Mortgage Investment Conduit ("REMIC") pass-through or participation certificates. CMOs provide an investor with a specified interest in the cash flow from a pool of underlying mortgages or of other Mortgage-Backed Securities. CMOs are issued in multiple classes, each with a specified fixed or floating interest rate and a final scheduled distribution date. In most cases, payments of principal are applied to the CMO classes in the order of their respective stated maturities, so that no principal payments will be made on a CMO class until all other classes having an earlier stated maturity date are paid in full. A REMIC is a CMO that qualifies for special tax treatment under the Code, and invests in certain mortgages principally secured by interests in real property and other permitted investments.

The Underlying Fixed-Income Funds may also invest in stripped Mortgage-Backed Securities ("SMBS") (including interest only and principal only securities), which are derivative multiple class Mortgage-Backed Securities. SMBS are usually structured with two different classes: one that receives 100% of the interest payments and the other that receives 100% of the principal payments from a pool of mortgage loans. If the underlying mortgage loans experience different than anticipated prepayments of principal, an Underlying Fund may fail to fully recoup its initial investment in these securities. The market value of the class consisting entirely of principal payments generally is unusually volatile in response to changes in interest rates. The yields on a class of SMBS that receives all or most of the interest from mortgage loans are generally higher than prevailing market yields on other Mortgage-Backed Securities because their cash flow patterns are more volatile and there is a greater risk that the initial investment will not be fully recouped.

Because derivative Mortgage-Backed Securities (such as principal-only (POs), interest-only (IOs) or inverse floating rate securities) are more exposed to mortgage prepayments, they generally involve a greater amount of risk. Small changes in prepayments can significantly impact the cash flow and the market value of these securities. The risk of faster than anticipated prepayments generally adversely affects IOs, super floaters and premium priced Mortgage-Backed Securities. The risk of slower than anticipated prepayments generally adversely affects POs, floating-rate securities subject to interest rate caps, support tranches and discount priced Mortgage-Backed Securities. In addition, particular derivative securities may be leveraged such that their exposure (i.e., price sensitivity) to interest rate and/or prepayment risk is magnified.

Asset-Backed Securities. The Underlying Funds (other than the five CORE Equity Funds), may also invest in asset-backed securities ("Asset-Backed Securities"). GST Adjustable Rate Government and VIT Short Duration Government Funds' investments in Asset-Backed Securities are limited to securities that are issued or guaranteed by U.S. government agencies, instrumentalities or sponsored enterprises. The principal and interest payments on Asset-Backed Securities are collateralized by pools of assets such as auto loans, credit card receivables, leases, installment contracts and personal property. Such asset pools are securitized through the use of special purpose trusts or corporations. Principal and interest payments may be credit enhanced by a letter of credit, a pool insurance policy or a senior/subordinated structure.

Corporate and Bank Obligations. The Underlying Funds may invest in obligations issued or guaranteed by U.S. or foreign corporations and banks. Banks are subject to extensive but different governmental regulations which may limit both the amount and types of loans which may be made and interest rates which may be charged. In addition, the profitability of the banking industry is largely dependent upon the availability and cost of funds for the purpose of financing lending operations under prevailing money market conditions. General economic conditions as well as exposure to credit losses arising from possible financial difficulties of borrowers play an important part in the operation of this industry.

Structured Securities. The Underlying Funds may invest in structured securities. The value of the principal of and/or interest on such securities is determined by reference to changes in the value of specific currencies, interest rates, commodities, indices or other financial indicators (the "Reference") or the relative change in two or more References. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference. The terms of the structured securities may provide that in certain circumstances no principal is due at maturity and, therefore, result in the loss of the Underlying Fund's investment. Structured securities may be positively or negatively indexed, so that appreciation of the Reference may produce an increase or decrease in the interest rate or value of the security at maturity. In addition, changes in the interest rates or the value of the security at maturity may be a multiple of changes in the value of the Reference. Consequently, structured securities may entail a greater

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degree of market risk than other types of fixed-income securities. Structured securities may also be more volatile, less liquid and more difficult to accurately price than less complex securities.

Municipal Securities. The GST Core Fixed Income and GST High Yield Funds may make limited investments in instruments issued by state and local governmental issuers. These securities may include private activity bonds, municipal leases, certificates of participation and "auction rate" securities.

Zero Coupon, Deferred Interest, Pay-In-Kind and Capital Appreciation Bonds. Each Underlying Fund may invest in zero coupon, deferred interest and capital appreciation bonds. These are securities issued at a discount from their face value because interest payments are typically postponed until maturity. These securities also may take the form of debt securities that have been stripped of their interest payments. Each Underlying Fund may also invest in pay-in-kind securities which are securities that have interest payable by the delivery of additional securities. The market prices of zero coupon, deferred interest, pay-in-kind and capital appreciation bonds generally are more volatile than the market prices of interest-bearing securities and are likely to respond to a greater degree to changes in interest rates than interest-bearing securities having similar maturities and credit quality.

Rating Criteria. The rating requirements for each of the Underlying Fixed-Income Funds are stated above. Except as noted below, the Underlying Equity Funds (other than the five CORE Equity Funds, which only invest in debt instruments that are cash equivalents) may invest in debt securities rated at least investment grade at the time of investment. Investment grade debt securities are securities rated BBB or higher by Standard & Poor's or Baa or higher by Moody's. The VIT Growth and Income, VIT Capital Growth, GST Small Cap Value, VIT International Equity, GST Japanese Equity, GST European Equity, GST International Small Cap, GST Emerging Markets Equity, GST Asia Growth and GST Real Estate Securities Funds may invest up to 10%, 10%, 35%, 35%, 35%, 35%, 35%, 35%, 35% and 20%, respectively, of their total assets in debt securities which are rated in the lowest rating categories by Standard & Poor's or Moody's (i.e., BB or lower by Standard & Poor's or Ba or lower by Moody's), including securities rated D by Moody's or Standard & Poor's. The VIT Mid Cap Equity Fund may invest up to 10% of its total assets in below investment grade debt securities rated B or higher by Standard & Poor's or Moody's. Fixed-income securities rated BB or Ba or below (or comparable unrated securities) are commonly referred to as "junk bonds," are considered predominately speculative and may be questionable as to principal and interest payments as described further below under "Risks of Investing in Non-Investment Grade Fixed-Income Securities." See Appendix A to the Additional Statement for a description of the corporate bond ratings assigned by Standard & Poor's and Moody's.

Options on Securities and Securities Indices
The Underlying Funds (other than the VIT CORE Large Cap Value, VIT CORE U.S. Equity and VIT CORE Large Cap Growth Funds) may write (sell) covered call and put options and purchase call and put options on any securities in which it may invest or on any securities index composed of securities in which it may invest. The writing and purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The use of options to seek to increase total return involves the risk of loss if the Underlying Fund's investment adviser is incorrect in its expectation of fluctuations in securities prices or interest rates. The successful use of options for hedging purposes also depends in part on the ability of the investment adviser to manage future price fluctuations and the degree of correlation between the options and securities markets. If the investment adviser is incorrect in its expectation of changes in securities prices or determination of the correlation between the securities indices on which options are written and purchased and the securities in the Underlying Fund's investment portfolio, the investment performance of the Underlying Fund will be less favorable than it would have been in the absence of such options transactions. The writing of options could significantly increase the Underlying Fund's portfolio turnover rate and, therefore, associated brokerage commissions or spreads.

Options on Foreign Currencies

An Underlying Fund may, to the extent it invests in foreign securities, purchase and sell (write) call and put options on foreign currencies for the purpose of protecting against declines in the U.S. dollar value of foreign portfolio securities and anticipated dividends on such securities and against increases in the U.S. dollar cost of foreign securities to be acquired. In addition, certain Underlying Funds may use options on currency to cross-hedge, which involves writing or purchasing options on one currency to hedge against changes in exchange rates for a different currency, if there is a pattern of correlation between the two currencies. As with other kinds of options transactions, however, the writing of an option on a foreign currency will constitute only a partial hedge, up to the amount of the premium received. If an option that the Underlying Fund has written is exercised, the Underlying Fund could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on foreign currency may constitute an effective hedge against exchange rate fluctuations; however, in the event of exchange rate movements adverse to the Underlying Fund's position, the Underlying Fund may forfeit the entire amount of the premium plus related transaction costs. In addition to purchasing call and put options for hedging purposes, the GST Core Fixed Income,

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VIT Global Income, GST High Yield, VIT CORE International Equity, VIT
International Equity, GST Japanese Equity, GST European Equity, GST International Small Cap, GST Emerging Markets Equity and GST Asia Growth Funds may purchase call or put options on currency to seek to increase total return when the Underlying Fund's investment adviser anticipates that the currency will appreciate or depreciate in value, but the securities quoted or denominated in that currency do not present attractive investment opportunities and are not held in the Underlying Fund's portfolio. When purchased or sold to seek to increase total return, options on currencies are considered speculative. Options on foreign currencies written or purchased by the Underlying Funds are traded on U.S. and foreign exchanges or over-the-counter.

Futures Contracts and Options on Futures Contracts

An Underlying Fund may purchase and sell various kinds of futures contracts, and purchase and write call and put options on any of such futures contracts, in order to seek to increase total return; to hedge against changes in interest rates, securities prices or currency exchange rates; or, to the extent applicable, to otherwise manage their term structures or durations in accordance with their investment objectives and policies. Each Underlying Fund may also enter into closing purchase and sale transactions with respect to any such contracts and options.

The futures contracts may be based on various securities (such as U.S. Government Securities), foreign currencies, securities indices and other financial instruments and indices, whether domestic or foreign. An Underlying Fund will engage in futures and related options transactions for bona fide hedging purposes as defined in regulations of the Commodity Futures Trading Commission or to seek to increase total return to the extent permitted by such regulations. The Underlying Fund may not purchase or sell futures contracts or purchase or sell related options to seek to increase total return, except for closing purchase or sale transactions, if immediately thereafter the sum of the amount of initial margin deposits and premiums paid on the Underlying Fund's outstanding positions in futures and related options entered into for the purpose of seeking to increase total return would exceed 5% of the market value of the Underlying Fund's net assets. These transactions involve brokerage costs, require margin deposits and, in the case of contracts and options obligating the Underlying Fund to purchase securities or currencies, require the Underlying Fund to segregate and maintain cash or liquid assets with a value equal to the amount of the Underlying Fund's obligations or to otherwise cover the obligations in a manner permitted by the SEC.

While transactions in futures contracts and options on futures may reduce certain risks, such transactions themselves entail certain other risks. See "Investment Objectives and Policies--Futures Contracts and Options on Future Contracts" in the Additional Statement. Thus, while the Underlying Fund may benefit from the use of futures and options on futures, unanticipated changes in interest rates, securities prices or currency exchange rates may result in poorer overall performance than if the Underlying Fund had not entered into any futures contracts or options transactions. Because perfect correlation between a futures position and portfolio position that is intended to be protected is impossible to achieve, the desired protection may not be obtained and the Underlying Fund may be exposed to risk of loss. The loss incurred by the Underlying Fund in entering into futures contracts and in writing call options on futures is potentially unlimited and may exceed the amount of the premium received. Futures markets are highly volatile and the use of futures may increase the volatility of the Underlying Fund's NAV. The profitability of the Underlying Fund's trading in futures to seek to increase total return depends upon the ability of the investment adviser to analyze correctly the futures markets. In addition, because of the low margin deposits normally required in futures trading, a relatively small price movement in a futures contract may result in substantial losses to the Underlying Fund. Further, futures contracts and options on futures may be illiquid, and exchanges may limit fluctuations in futures contract prices during a single day. The Underlying Funds may engage in futures transactions on both U.S. and foreign exchanges. Foreign exchanges may not provide the same protections as U.S. exchanges.

Standard and Poor's Depository Receipts

Each Underlying Equity Fund may, consistent with its objectives, purchase Standard & Poor's Depository Receipts ("SPDRs"). SPDRs are American Stock Exchange-traded securities that represent ownership in the SPDR Trust, a trust which has been established to accumulate and hold a portfolio of common stocks that is intended to track the price performance and dividend yield of the S&P
500. This trust is sponsored by a subsidiary of the American Stock Exchange. SPDRs may be used for several reasons, including but not limited to: facilitating the handling of cash flows or trading, or reducing transaction costs. The use of SPDRs would introduce additional risks to the portfolio as the price movement of the instrument does not perfectly correlate with the price action of the underlying index.

Equity Swaps

Each Underlying Equity Fund may invest up to 10% of its total assets in equity swaps. Equity swaps allow the parties to a swap agreement to exchange the dividend income or other components of return on an equity investment (e.g., a group of equity securities or an index) for a component of return on another non-equity or equity investment. An equity swap may be used by a Fund to invest in a market without owning or taking physical custody of securities in circumstances in which direct investment may be restricted for legal reasons or is otherwise impractical. Equity swaps are derivatives and their value can be very volatile. To the extent that its investment adviser does not accurately

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analyze and predict the potential relative fluctuation of the components swapped with another party, a Fund may suffer a loss. The value of some components of an equity swap (such as the dividends on a common stock) may also be sensitive to changes in interest rates. Furthermore, during the period a swap is outstanding, a Fund may suffer a loss if the counterparty defaults. In connection with its investments in equity swaps, a Fund will either segregate cash or liquid assets or otherwise cover its obligations in a manner required by the SEC.

When-Issued Securities and Forward Commitments
The Underlying Funds may purchase when-issued securities. When-issued transactions arise when securities are purchased by the Underlying Fund with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield to the Underlying Fund at the time of entering into the transaction. Each Underlying Fund may also purchase or sell securities on a forward commitment basis; that is, make contracts to purchase or sell securities for a fixed price at a future date beyond the customary settlement period. The purchase of securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines prior to the settlement date. Conversely, securities sold on a forward commitment basis involve the risk that the value of the securities to be sold may increase prior to the settlement date. Although the Underlying Fund would generally purchase securities on a when-issued or forward commitment basis with the intention of acquiring securities for its portfolio, the Underlying Fund may dispose of when-issued securities or forward commitments prior to settlement if its investment adviser deems it appropriate to do so. The Underlying Fund will segregate cash or liquid assets in an amount sufficient to meet the purchase price until three days prior to the settlement date. Alternatively, each Underlying Fund may enter into offsetting contracts for the forward sale of other securities that it owns.

Illiquid and Restricted Securities
No Underlying Fund will invest more than 15% (10% in the case of the GST Financial Square Prime Obligations Fund) of its net assets in illiquid investments, which include securities (both foreign and domestic) that are not readily marketable, swap transactions, certain SMBS, repurchase agreements maturing in more than seven days, time deposits with a notice or demand period of more than seven days, certain over-the-counter options and certain restricted securities, unless it is determined, based upon the continuing review of the trading markets for a specific restricted security, that such restricted security is eligible for resale under Rule 144A under the Securities Act of 1933 and, therefore, is liquid. Investing in restricted securities eligible for resale pursuant to Rule 144A may decrease the liquidity of an Underlying Fund's portfolio to the extent that qualified institutional buyers become for a time uninterested in purchasing these restricted securities. The purchase price and subsequent valuation of restricted and illiquid securities normally reflect a discount, which may be significant, from the market price of comparable securities for which a market exists.

Repurchase Agreements
The Underlying Funds may enter into repurchase agreements with dealers in U.S. Government Securities and member banks of the Federal Reserve System which furnish collateral at least equal in value or market price to the amount of their repurchase obligation. The GST Core Fixed Income, VIT Global Income, GST High Yield, VIT CORE International Equity, VIT International Equity, GST Japanese Equity, GST European Equity, GST International Small Cap, GST Emerging Markets Equity and GST Asia Growth Funds may also enter into repurchase agreements involving certain foreign government securities. If the other party or "seller" defaults, the Underlying Fund might suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral are less than the repurchase price. In addition, in the event of bankruptcy of the seller or failure of the seller to repurchase the securities as agreed, the Underlying Fund could suffer losses, including loss of interest on or principal of the security and costs associated with delay and enforcement of the repurchase agreement. Each Underlying Fund, together with other registered investment companies having management agreements with GSAM or its affiliates, may transfer uninvested cash balances into a single joint account, the daily aggregate balance of which will be invested in one or more repurchase agreements.

Lending of Portfolio Securities

The Underlying Funds may also seek to increase their income by lending portfolio securities. Under present regulatory policies, such loans may be made to institutions, such as certain broker-dealers, and are required to be secured continuously by collateral in cash, cash equivalents, or U.S. Government Securities maintained on a current basis in an amount at least equal to the market value of the securities loaned. Cash collateral may be invested in cash equivalents. The value of the securities loaned may not exceed 33 1/3% of the value of the total assets of an Underlying Fund (including the loan collateral). A loss or delay in the recovery of securities could result if the institution which borrows securities breaches its agreement with the Underlying Fund.

Short Sales Against-the-Box

Certain Underlying Funds may make short sales of securities or maintain a short position, provided that at all times when a short position is open the Underlying Fund owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for an equal amount of the securities of the same issuer as the securities sold short (a short sale against-the-box). Not more than 25% of the Underlying Fund's net assets (determined at the time of the short sale) may be subject to such short sales.

--------------------------------------------------------------------------------

Mortgage Dollar Rolls

The Underlying Fixed-Income Funds (except the GST High Yield Fund) and the GST Real Estate Securities Fund may enter into mortgage "dollar rolls" in which the Underlying Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase substantially similar but not identical securities on a specified future date. During the roll period, the Underlying Fund loses the right to receive principal and interest paid on the securities sold. However, the Underlying Fund would benefit to the extent of any difference between the price received for the securities sold and the lower forward price for the future purchase or fee income plus the interest earned on the cash proceeds of the securities sold until the settlement date for the forward purchase. Unless such benefits exceed the income, capital appreciation and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of the Underlying Fund.

Temporary Investments

Each Underlying Fund may, for temporary defensive purposes, invest 100% of its total assets (except that the CORE Equity Funds and GST Emerging Markets Equity Fund may only hold up to 35% of their respective total assets) in high quality fixed income securities. When assets are invested in such instruments, an Underlying Fund may not be achieving its investment objective.

Portfolio Turnover

The turnover rates of the Underlying Funds have ranged from 41% to 315% during their most recent fiscal years. There can be no assurance that the turnover rates of these Underlying Funds will remain with this range during subsequent fiscal years. Higher turnover rates may result in higher brokerage costs and higher expenses being incurred by the Underlying Funds. In addition, higher turnover rates may result in higher taxable realized gains being incurred by shareholders.

Miscellaneous Techniques

In addition to the techniques and investments described above, each Underlying Fund may engage in the following techniques and investments: (i) mortgage swaps, credit swaps, index swaps and interest rate swaps, caps, floors and collars (Underlying Fixed-Income Funds and GST Real Estate Securities Fund only), (ii) yield curve options and inverse floating rate securities (Underlying Fixed-Income Funds and GST Real Estate Securities Fund only), (iii) loan participations (GST High Yield Fund only), (iv) other investment companies (including, with respect to the Underlying Equity Funds, World Equity Benchmark Shares), (v) unseasoned companies, (vi) custodial receipts, and (vii) reverse repurchase agreements for investment purposes (Underlying Fixed-Income Funds only).

In addition, each Underlying Fund may borrow up to 33 1/3% of its total assets from banks for temporary or emergency purposes.

(2) Related Additional Risk Factors

Risks of Investing in Small Capitalization Companies and REITs

Investing in the securities of small capitalization companies and REITs involves greater risk and the possibility of greater portfolio price volatility. Among the reasons for the greater price volatility of these securities are the less certain growth prospects of smaller firms and the lower degree of liquidity in the markets for such securities. Small capitalization companies and REITs may have limited financial resources, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than larger capitalization companies. An Underlying Fund may invest in securities of small capitalization companies and REITs that have experienced financial difficulties or are in an early development stage. Other risks associated with REITs are discussed in this Appendix A under "Real Estate Investment Trust ("REITs")."

Special Risks of Investments in the Asian and Other Emerging Markets

Investing in the securities of issuers in Emerging Countries involves risks in addition to those discussed in this Appendix A under "Foreign Investments." The VIT International Equity, GST European Equity, GST International Small Cap, GST Emerging Markets Equity and GST Asia Growth Funds may each invest without limit in the securities of issuers in Emerging Countries. Up to 35% of the total assets of the Emerging Markets Equity Fund may be invested in securities of issuers in any one Emerging Country. The VIT Growth and Income, GST Small Cap Value, VIT Mid Cap Equity, GST High Yield and VIT CORE International Equity Funds may each invest up to 25%, and the GST Core Fixed Income, VIT Global Income and VIT Capital Growth Funds may each invest up to 10%, of their respective total assets in securities of issuers in Emerging Countries.

Many Emerging Countries are subject to a substantially greater degree of economic, political and social instability and disruption than is the case in Western Europe, the United States, Canada, Australia, New Zealand and Japan. The governments of some Emerging Countries are authoritarian in nature or have been installed or removed as a result of military coups, while governments in other Emerging Countries have periodically used force to suppress civil dissent. Disparities of wealth, the pace and success of democratization, and ethnic, religious and racial disaffection, among other factors, have also led to social unrest, violence and/or labor unrest in some Asian, Eastern European and other Emerging Countries. Investing in Emerging Countries involves the risk of loss due to

--------------------------------------------------------------------------------
expropriation, nationalization, confiscation of assets and property or the imposition of restrictions on foreign investments and on repatriation of capital invested. For example, in the past, Eastern European governments have expropriated substantial amounts of private property, and have not settled the claims of property owners. Similar expropriations could occur in the future. Additionally, many Emerging Countries have experienced currency devaluations and substantial and, in some cases, extremely high rates of inflation, which have a negative effect on the economies and securities markets of such Emerging Countries. Economies in Emerging Countries generally are dependent heavily upon commodity prices and international trade and, accordingly, have been and may continue to be affected adversely by the economies of their trading partners, trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade.

The securities markets of Emerging Countries are marked by a high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of ownership of such securities by a limited number of investors. The Underlying Funds' purchase and sale of portfolio securities in certain Emerging Countries may be constrained by limitations as to daily changes in the prices of listed securities, periodic trading or settlement volume and/or limitations on aggregate holdings of foreign investors. In addition, settlement procedures in Emerging Countries are frequently less developed and reliable than those in the United States and may involve an Underlying Fund's delivery of securities before receipt of payment for their sale. Significant delays are common in certain markets in registering the transfer of securities. Settlement or registration problems may make it more difficult for an Underlying Fund to value its portfolio securities and could cause the Underlying Fund to miss attractive investment opportunities, to have a portion of its assets uninvested or to incur losses due to the failure of a counterparty to pay for securities the Underlying Fund has delivered or the Underlying Fund's inability to complete its contractual obligations.

Risks of Investing in Fixed-Income Securities

The GST Financial Square Prime Obligations Fund attempts to maintain a stable NAV of $1.00 per share and values its assets using the amortized cost method in accordance with SEC regulations. There is no assurance, however, that the GST Financial Square Prime Obligations Fund will be successful in maintaining its per share value at $1.00 on a continuous basis. The per share NAVs of the other Underlying Funds are expected to fluctuate on a daily basis.

When interest rates decline, the market value of fixed-income securities tends to increase. Conversely, when interest rates increase, the market value of fixed-income securities tends to decline. Volatility of a security's market value will differ depending upon the security's duration, the issuer and the type of instrument. Investments in fixed-income securities are subject to the risk that the issuer could default on its obligations and an Underlying Fund could sustain losses on such investments. A default could impact both interest and principal payments.

The Underlying Funds may invest in various types of derivative debt securities that present more complex types of interest rate risks. These risks include call risk and extension risk. Call risk (i.e., where the issuer exercises its right to pay principal on an obligation earlier than scheduled) causes cash flow to be returned earlier than expected. This typically results when interest rates have declined and an Underlying Fund will suffer from having to reinvest in lower yielding securities. Extension risk (i.e., where the issuer exercises its right to pay principal on an obligation later than scheduled) causes cash flows to be returned later than expected. This typically results when interest rates have increased, and the Underlying Fund may be unable to recoup all of its initial investment and will also suffer from the inability to invest in higher yielding securities.

Asset-Backed Securities present certain credit risks that are not presented by Mortgage-Backed Securities because Asset-Backed Securities generally do not have the benefit of a security interest in collateral that is comparable to mortgage assets. There is the possibility that, in some cases, recoveries on repossessed collateral may not be available to support payments on these securities.

Risks of Investing in Non-Investment Grade Fixed-Income Securities

Non-investment grade fixed-income securities are considered predominantly speculative by traditional investment standards. In some cases, these obligations may be highly speculative and have poor prospects for reaching investment grade standing. Non-investment grade fixed-income securities and unrated securities of comparable credit quality (commonly known as "junk bonds") are subject to the increased risk of an issuer's inability to meet principal and interest obligations. These securities, also referred to as high yield securities, may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity, negative perceptions of the junk bond markets generally and less secondary market liquidity. Non-investment grade securities are generally unsecured and are often subordinated to the rights of other creditors of the issuers of such securities. Investment by the Underlying Fund in defaulted securities poses additional risk of loss should nonpayment of principal and interest continue in respect of such securities. Even if such securities are held to maturity, recovery by the Underlying Fund of its initial investment and any anticipated income or appreciation is uncertain.

 ------------------
Risks of Other Derivative Transactions

An Underlying Fund's transactions, if any, in options, futures, options on futures, swaps, structured securities and currency forward contracts involve certain risks, including a possible lack of correlation between changes in the value of hedging instruments and the portfolio assets (if any) being hedged, the potential illiquidity of the markets for derivative instruments, the risks arising from margin requirements and related leverage factors associated with such transactions. The use of these management techniques to seek to increase total return may be regarded as a speculative practice and involves the risk of loss if the investment adviser is incorrect in its expectation of fluctuations in securities prices, interest rates or currency prices.

Non-Diversification

The VIT Global Income Fund is registered as a "non-diversified" Fund under the 1940 Act and is, therefore, more susceptible to adverse developments affecting any single issuer. In addition, the VIT Global Income Fund, and certain other Underlying Funds, may invest more than 25% of their total assets in the securities of corporate and governmental issuers located in a single foreign country. Concentration of a Fund's investments in such issuers will subject the Fund, to a greater extent than if investment was more limited, to the risks of adverse securities markets, exchange rates and social, political or economic events which may occur in those countries.

                                                  GOLDMAN SACHS ASSET MANAGEMENT
                                                              One New York Plaza
                                                        New York, New York 10004

                                                            GOLDMAN, SACHS & CO.
                                                                     Distributor
                                                                 85 Broad Street
                                                        New York, New York 10004

                                                            GOLDMAN, SACHS & CO.
                                                                  Transfer Agent
                                                                4900 Sears Tower
                                                         Chicago, Illinois 60606

                                             STATE STREET BANK AND TRUST COMPANY
                                                                       Custodian
                                                             1776 Heritage Drive
                                               North Quincy, Massachusetts 02171

                                                             ARTHUR ANDERSEN LLP
                                                  Independent Public Accountants
                                                             225 Franklin Street
                                                     Boston, Massachusetts 02110

                                               Toll Free (in U.S.): 800-292-4726


505539                                                                Prospectus

Goldman
    Sachs Variable Insurance Trust

                                                                      PROSPECTUS



                                Goldman Sachs CORE Large Cap Value Fund

                                Goldman Sachs CORE International Equity Fund

                                Goldman Sachs Short Duration Government Fund


                                                                          (LOGO)
                             March 1, 1999

--------------------------------------------------------------------------------
                                                                   Goldman Sachs
                                                                        Variable
                                                                 Insurance Trust

        The Goldman Sachs Variable Insurance Trust (the "Trust") is an open-end, management investment company (mutual fund) providing a series of equity, fixed-income and asset allocation investment options. This Prospectus relates to three of those options. Other portfolios offered by the Trust are described in separate prospectuses.

                                         Goldman Sachs CORE Large Cap Value Fund

         Seeks long-term growth of capital and dividend income through a broadly diversified portfolio of equity securities of large cap U.S. issuers that are selling at low to modest valuations relative to general market measures and that are expected to have favorable prospects for capital appreciation and/or dividend-paying ability.

                                                Goldman Sachs CORE International
                                                                     Equity Fund

    Seeks long-term growth of capital through a broadly diversified portfolio of equity securities of large cap companies that are organized outside the U.S. or whose securities are principally traded outside the U.S.

                                                    Goldman Sachs Short Duration
                                                                 Government Fund

        Seeks a high level of current income and secondarily, in seeking current income, may also consider the potential for capital appreciation. The Fund invests primarily in securities issued or guaranteed by the U.S. government, its agencies, instrumentalities or sponsored enterprises.

Goldman Sachs Asset Management ("GSAM"), New York, New York, a separate operating division of Goldman, Sachs & Co. ("Goldman Sachs"), serves as investment adviser to each Fund. GSAM is also referred to in this Prospectus as the "Investment Adviser." Goldman Sachs serves as each Fund's distributor and transfer agent.

Shares of the Trust may be purchased and held by the separate accounts ("Separate Accounts") of participating life insurance companies ("Participating Insurance Companies") for the purpose of funding variable annuity contracts and variable life insurance policies. Shares of the Trust are not offered directly to the general public.

A particular Fund listed in this Prospectus may not be available under the variable annuity contract or variable life insurance policy which you have chosen. The prospectus of your specific insurance product will indicate which Funds are available and should be read in conjunction with this Prospectus. Inclusion in this Prospectus of a Fund which is not available under your contract or policy is not to be considered a solicitation.

This Prospectus provides information about the Trust and the Funds that a prospective investor should understand before investing. This Prospectus should be retained for future reference. A Statement of Additional Information (the "Additional Statement"), dated March 1, 1999, containing further information about the Trust and the Funds which may be of interest to investors, has been filed with the Securities and Exchange Commission ("SEC"), is incorporated herein by reference in its entirety, and may be obtained without charge from Goldman Sachs by calling the telephone number, or writing to one of the addresses, listed on the back cover of this Prospectus. The SEC maintains a Web site (http://www.sec.gov) that contains the Additional Statement and other information regarding the Trust.

SHARES OF THE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK OR OTHER INSURED DEPOSITORY INSTITUTION AND ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. AN INVESTMENT IN A FUND INVOLVES INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Prospectus, March 1, 1999

--------------------------------------------------------------------------------

TABLE OF CONTENTS                                                           Page
FUND HIGHLIGHTS............................................................   3
OVERVIEW OF INVESTMENT STYLES..............................................   5
INVESTMENT OBJECTIVES AND POLICIES.........................................   6
DESCRIPTION OF SECURITIES..................................................   7
INVESTMENT TECHNIQUES......................................................  10
RISK FACTORS...............................................................  13
INVESTMENT RESTRICTIONS....................................................  15
PORTFOLIO TURNOVER.........................................................  15
MANAGEMENT.................................................................  16

NET ASSET VALUE.............................................................  19
PERFORMANCE INFORMATION.....................................................  19
SHARES OF THE TRUST.........................................................  19
EXPENSES....................................................................  20
TAXATION....................................................................  20
ADDITIONAL INFORMATION......................................................  21
DIVIDENDS...................................................................  21
PURCHASE AND REDEMPTION OF SHARES...........................................  21

--------------------------------------------------------------------------------
FUND HIGHLIGHTS

The following is intended to highlight certain information and is qualified in its entirety by the more detailed information contained in this Prospectus.

What is the Goldman Sachs Variable Insurance Trust?

The Goldman Sachs Variable Insurance Trust is an open-end, management investment company that offers shares in several investment funds (mutual funds). This Prospectus relates to three of those funds--CORE Large Cap Value Fund, CORE International Equity Fund and Short Duration Government Fund (the "Funds"). Each Fund sells shares to Separate Accounts of Participating Insurance Companies for the purpose of funding variable annuity contracts and variable life insurance policies. The Participating Insurance Companies, not the owners of the variable annuity contracts or variable life insurance policies or participants therein, are shareholders of a Fund. Each Fund pools the monies of these Separate Accounts and invests these monies in a portfolio of securities designed to achieve that Fund's stated investment objectives.

The investment objectives and policies of the Funds are similar to the investment objectives and policies of other mutual funds that the Investment Adviser manages. Although the objectives and policies may be similar, the investment results of the Funds may be higher or lower than the results of such other mutual funds. The Investment Adviser cannot guarantee, and makes no representation, that the investment results of similar funds will be comparable even though the funds have the same Investment Adviser.

What are the Investment Objectives and
Policies of the Funds?

Each Fund has distinct investment objectives and policies. There can be no assurance that a Fund's objectives will be achieved. Each Fund is a "diversified open-end management company" as defined in the Investment Company Act of 1940, as amended (the "Act"). For a complete description of each Fund's investment objectives and policies, see "Investment Objectives and Policies," "Description of Securities" and "Investment Techniques."

Fund Name             Investment Objectives  Investment Criteria                         Benchmark
-----------------------------------------------------------------------------------------------------------
CORE Large Cap Value  Long-term growth of    At least 90% of total assets in equity      Russell 1000 Value
Fund                  capital and dividend   securities of U.S. issuers, including       Index
                      income.                certain foreign issuers traded in the U.S.
                                             The Fund seeks to achieve its objective
                                             through a broadly diversified portfolio of
                                             equity securities of large cap U.S. issuers
                                             that are selling at low to modest
                                             valuations relative to general market
                                             measures such as earnings, book value and
                                             other fundamental accounting measures, and
                                             that are expected to have favorable
                                             prospects for capital appreciation and/or
                                             dividend-paying ability. The Fund's
                                             investments are selected using both a
                                             variety of quantitative techniques and
                                             fundamental research in seeking to maximize
                                             the Fund's expected return, while
                                             maintaining risk, style, capitalization and
                                             industry characteristics similar to the
                                             Russell 1000 Value Index.
-----------------------------------------------------------------------------------------------------------
CORE International    Long-term growth of    At least 90% of total assets in equity      EAFE Index
Equity Fund           capital.               securities of companies organized outside   (unhedged)
                                             the United States or whose securities are
                                             principally traded outside the United
                                             States. The Fund seeks broad representation
                                             of large cap issuers across major countries
                                             and sectors of the international economy.
                                             The Fund's investments are selected using
                                             both a variety of quantitative techniques
                                             and fundamental research in seeking to
                                             maximize the Fund's expected return, while
                                             maintaining risk, style, capitalization and
                                             industry characteristics similar to the
                                             unhedged Morgan Stanley Capital
                                             International (MSCI) Europe, Australasia
                                             and Far East Index (the "EAFE Index"). The
                                             Fund may employ certain currency management
                                             techniques.
-----------------------------------------------------------------------------------------------------------

                                       Expected
                                       Approximate
Fund         Investment                Interest Rate Investment          Credit       Other
Name         Objectives     Duration   Sensitivity   Sector              Quality      Investments     Benchmark
---------------------------------------------------------------------------------------------------------------
Short        A high level   Target =    2-year       At least 65% of     U.S.          Mortgage pass- 2-year
Duration     of current     2 year      U.S.         total assets in     Government    through        U.S.
Government   income, and    U.S.        Treasury     securities issued   Securities    securities and Treasury
Fund         secondarily,   Treasury    note         or guaranteed by                  other          Security
             in seeking     Security                 the U.S.                          securities
             current        plus or                  government, its                   representing
             income, may    minus .5                 agencies,                         an interest in
             also consider  years*                   instrumentalities                 or
             the potential  Maximum =                or sponsored                      collateralized
             for capital    3 years                  enterprises ("U.S.                by mortgage
             appreciation.                           Government                        loans.
                                                     Securities")
                                                     and repurchase
                                                     agreements
                                                     collateralized by
                                                     such securities.
---------------------------------------------------------------------------------------------------------------

* Under normal interest rate conditions.

--------------------------------------------------------------------------------
What are the Risk Factors and Special Characteristics That I Should Consider Before Investing?

Each Fund's share price will fluctuate with market, economic and, to the extent applicable, foreign exchange conditions, so that an investment in any of the Funds may be worth more or less when redeemed than when purchased. None of the Funds should be relied upon as a complete investment program. There can be no assurance that a Fund's investment objectives will be achieved. See "Risk Factors."

Foreign Risks. Investments in securities of foreign issuers and currencies involve risks that are different from those associated with investments in domestic securities. The risks associated with foreign investments and currencies include changes in relative currency exchange rates (or, as in the case of the recent introduction of the euro, the creation of new currencies), political and economic developments, the imposition of exchange controls, confiscation and other governmental restrictions. Generally, there is less availability of data on foreign companies and securities markets as well as less regulation of foreign stock exchanges, brokers and issuers. The CORE International Equity Fund's investments in emerging markets and countries ("Emerging Countries") involves greater risks than investments in the developed countries of Western Europe, the United States, Canada, Australia, New Zealand and Japan. In addition, because the CORE International Equity Fund invests primarily outside the United States, this Fund may involve greater risks, since the securities markets of foreign countries are generally less liquid and subject to greater price volatility. The securities markets of Emerging Countries, including those in Asia, Latin America, Eastern Europe and Africa are marked by a high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of ownership of such securities by a limited number of investors.

To the extent that a Fund invests in fixed-income securities, it will be susceptible to the following risks:

Interest Rate Risk. When interest rates decline, the market value of fixed-income securities tends to increase. Conversely, when interest rates increase, the market value of fixed-income securities tends to decline. Volatility of a security's market value will differ depending upon the security's duration, the issuer and the type of instrument.

Default Risk/Credit Risk. Investments in fixed-income securities are subject to the risk that the issuer could default on its obligations and a Fund could sustain losses on such investments. A default could impact both interest and principal payments.

Call Risk and Extension Risk. Fixed-income securities may be subject to both call risk and extension risk. Call risk (i.e., where the issuer exercises its rights to pay principal on an obligation earlier than scheduled) causes cash flows to be returned earlier than expected. Call risk typically results when interest rates have declined. Under such circumstances, a Fund may be unable to recoup all of its initial investments and will also suffer from having to reinvest in lower yielding securities. Extension risk (i.e., where the issuer exercises its right to pay principal on an obligation later than scheduled) causes cash flows to be returned later than expected. Extension risk typically results when interest rates have increased. Under such circumstances, a Fund will suffer from the inability to invest in higher yielding securities. The investment characteristics of mortgage-backed securities (including adjustable rate mortgage securities) and asset-backed securities differ from those of traditional fixed-income securities because they generally have both call risk (also known as prepayment risk) and extension risk.

Other. A Fund's use of certain investment techniques, including derivatives, forward contracts, options, futures and swap transactions, will subject the Fund to greater risk than funds that do not employ such techniques.

Who Manages the Funds?

Goldman Sachs Asset Management ("GSAM"), a separate operating division of Goldman, Sachs & Co. ("Goldman Sachs"), serves as investment adviser to the Funds. GSAM is referred to in this Prospectus as the "Investment Adviser." As of December 31, 1998, the Investment Adviser, together with its affiliates, acted as investment adviser for assets in excess of $195 billion.

Who Distributes the Funds' Shares?

Goldman Sachs acts as distributor of each Fund's shares.

How do I Purchase or Redeem Shares?

Investors may purchase or redeem shares of the Funds in connection with variable annuity contracts and variable life insurance policies offered through the Separate Accounts of Participating Insurance Companies. You should refer to the prospectus of your Participating Insurance Company's Separate Account for information on how to purchase a variable annuity contract or variable life insurance policy, how to select specific Funds as investment options for your contract or policy and how to redeem monies from the Trust. See "Purchase and Redemption of Shares."

When are Dividends and Distributions Paid?

Investment income dividends and capital gains distributions are paid at least annually by each Fund.

All dividends and capital gain distributions will be automatically reinvested in additional shares of a Fund at the net asset value of such shares on the payment date, unless a Separate Account is permitted to hold cash and elects to receive payment in cash. For further information concerning dividends, see "Dividends."

--------------------------------------------------------------------------------

OVERVIEW OF INVESTMENT STYLES

EQUITY FUNDS--CORE Large Cap Value and CORE International Equity Funds

The Investment Adviser may purchase for the CORE Large Cap Value and CORE International Equity Funds (the "CORE Funds") common stocks, preferred stocks, interests in real estate investment trusts, convertible debt obligations, convertible preferred stocks, equity interests in trusts, partnerships, joint ventures, limited liability companies and similar enterprises, warrants and stock purchase rights ("equity securities"). Except as discussed in "Activities of Goldman Sachs and its Affiliates and Other Accounts Managed by Goldman Sachs," the Investment Adviser is able to draw on the research and market expertise of the Goldman Sachs Global Investment Research Department and other affiliates of the Investment Adviser, as well as information provided by other securities dealers.

Quantitative Style. The CORE Funds are managed using both quantitative and fundamental techniques. CORE is an acronym for "Computer-Optimized, Research-Enhanced," which reflects the Funds' investment process. This investment process and the proprietary multifactor model used to implement it are discussed below.

CORE Investment Process. The Investment Adviser begins with a broad universe of U.S. equity securities for the CORE Large Cap Value Fund and a broad universe of foreign equity securities for the CORE International Equity Fund. As described more fully below, the Investment Adviser uses proprietary multifactor models (the "Multifactor Models") to forecast the returns of different markets, individual securities and in the case of the CORE International Equity Fund, currencies. The Investment Adviser may rely on research from both the Goldman Sachs Global Investment Research Department (the "Research Department") and other industry sources.

In building a diversified portfolio for each CORE Fund, the Investment Adviser utilizes optimization techniques to seek to maximize the Fund's expected return, while maintaining a risk profile similar to the Fund's benchmark. Each portfolio is primarily composed of securities rated highest by the foregoing investment process and has risk characteristics and industry weightings similar to the relevant Fund's benchmark.

Multifactor Models. The Multifactor Models are rigorous computerized rating systems for forecasting the returns of different equity markets, currencies and individual equity securities according to fundamental investment characteristics. The CORE Large Cap Value Fund uses one Multifactor Model to forecast the returns of securities held in its portfolio. The CORE International Equity Fund uses multiple Multifactor Models to forecast returns. Currently, the CORE International Equity Fund uses one model to forecast equity market returns, one model to forecast currency returns and 22 separate models to forecast individual equity security returns in 22 different countries. Despite this variety, all Multifactor Models incorporate common variables covering measures of value, growth, momentum and risk (e.g., book/price ratio, earnings/price ratio, price momentum, price volatility, consensus growth forecasts, earnings estimate revisions, earnings stability and currency momentum and country political risk ratings, as applicable). All of the factors used in the Multifactor Models have been shown to significantly impact the performance of the securities, currencies and markets they were designed to forecast.

The weightings assigned to the factors in the Multifactor Model used by the CORE Large Cap Value Fund are derived using a statistical formulation that considers each factor's historical performance in different market environments. As such, the Multifactor Model is designed to evaluate each security using only the factors that are statistically related to returns in the anticipated market environment. Because they include many disparate factors, the Investment Adviser believes that all the Multifactor Models are broader in scope and provide a more thorough evaluation than most conventional quantitative models. Securities and markets ranked highest by the relevant Multifactor Model do not have one dominant investment characteristic; rather, they possess an attractive combination of investment characteristics.

Research Department. In assigning ratings to equity securities, the Research Department uses a four category rating system ranging from "recommended for purchase" to "likely to underperform." The ratings reflect the analyst's judgment as to the investment results of a specific security and incorporate economic outlook, valuation, risk and a variety of other factors.

By employing both a quantitative (i.e., the Multifactor Models) and a qualitative (i.e., research enhanced) method of selecting securities, each CORE Fund seeks to capitalize on the strengths of each discipline.

FIXED-INCOME FUND

Short Duration Government Fund

The Investment Adviser may, in accordance with the Short Duration Government Fund's investment objectives and policies, purchase all types of U.S. Government Securities and repurchase agreements collateralized by such securities.

The Short Duration Government Fund's duration approximates its price sensitivity to changes in interest rates. Maturity measures the time until final payment is due; it takes no account of the pattern of a security's cash flows over time. In computing portfolio duration, the Short Duration Government Fund will estimate the duration of obligations that are subject to prepayment or redemption by the issuer taking into account the influence of interest rates on prepayments and coupon flows. This method of computing duration is known as "option-adjusted" duration. The Short Duration Government Fund will not be limited as to its maximum weighted average portfolio
                                       5
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maturity or the maximum stated maturity with respect to individual securities unless otherwise noted.

Except as discussed in "Activities of Goldman Sachs and its Affiliates and Other Accounts Managed by Goldman Sachs," the Investment Adviser will usually have access to the research of, and certain proprietary technical models developed by, Goldman Sachs and will apply quantitative and qualitative analysis in determining the appropriate allocations among the categories of issuers and types of securities.

INVESTMENT OBJECTIVES AND POLICIES

The investment objectives and principal investment policies of each Fund are described below. Other investment practices and management techniques, which involve certain risks, are described under "Description of Securities," "Risk Factors" and "Investment Techniques." There can be no assurance that a Fund's investment objectives will be achieved.

CORE Large Cap Value Fund

Objective. The Fund's investment objective is to provide investors with long-term growth of capital and dividend income. The Fund seeks to achieve its objective through a broadly diversified portfolio of equity securities of large cap U.S. issuers that are selling at low to modest valuations relative to general market measures such as earnings, book value and other fundamental accounting measures, and that are expected to have favorable prospects for capital appreciation and/or dividend-paying ability.

Primary Investment Focus. The Fund invests, under normal circumstances, at least 90% of its total assets in equity securities of U.S. issuers, including certain foreign issuers that are traded in the United States. The Fund's investments are selected using both a variety of quantitative techniques and fundamental research in seeking to maximize the Fund's expected return, while maintaining risk, style, capitalization and industry characteristics similar to the Russell 1000 Value Index. The Fund seeks a portfolio composed of companies with above average capitalizations and low to moderate valuations as measured by price/earnings ratios, book value and other fundamental accounting measures. The Fund may invest only in fixed-income securities that are considered cash equivalents.

For a description of the investment process of the Fund, see "Overview of Investment Styles--Equity Funds--Quantitative Style."

CORE International Equity Fund

Objective. The Fund's investment objective is to provide investors with long-term growth of capital. The Fund seeks to achieve its objective through a broadly diversified portfolio of large cap equity securities of companies that are organized outside the United States or whose securities are principally traded outside the United States.

Primary Investment Focus. The Fund invests, under normal circumstances, at least 90% of its total assets in equity securities of companies that are organized outside the United States or whose securities are principally traded outside the United States. The Fund seeks broad representation of large cap issuers across major countries and sectors of the international economy. The Fund's investments are selected using both a variety of quantitative techniques and fundamental research in seeking to maximize the Fund's expected return, while maintaining risk, style, capitalization and industry characteristics similar to the EAFE Index. In addition, the Fund seeks a portfolio composed of companies with attractive valuations and stronger momentum characteristics than the EAFE Index.

The Fund may allocate its assets among countries as determined by the Investment Adviser from time to time, provided the Fund's assets are invested in at least three foreign countries. The Fund may invest in securities of issuers in Emerging Countries which involve certain risks, as described below under "Risk Factors--Special Risks of Investments in Emerging Markets," which are not present in investments in more developed countries.

For a description of the investment process of the Fund, see "Overview of Investment Styles--Quantitative Style."

Other. The Fund may invest only in fixed-income securities that are considered to be cash equivalents.

Short Duration Government Fund

Objective. The Fund's investment objective is to provide a high level of current income. Secondarily, the Fund may, in seeking current income, also consider the potential for capital appreciation.

Duration. Under normal interest rate conditions, the Fund's duration is expected to be equal to that of the Fund's benchmark, the two-year U.S. Treasury security, plus or minus .5 years. In addition, under normal interest rate conditions, the Fund's maximum duration will not exceed three years. The approximate interest rate sensitivity of the Fund is expected to be comparable to a two-year U.S. Treasury note.

Investment Sector. The Fund invests, under normal market conditions, at least 65% of its total assets in U.S. Government Securities and in repurchase agreements collateralized by such securities. Substantially all of the Fund's assets will be invested in U.S. Government Securities. 100% of the Fund's portfolio will be invested in U.S. dollar-denominated securities.

Credit Quality. The Fund invests in U.S. Government Securities and repurchase agreements collateralized by such securities.

Other. The Fund may employ certain active management techniques to manage its duration and term structure and to seek to enhance returns. These techniques include, but are not limited to, the use of financial futures contracts, option contracts (including options on futures), mortgage and

                                       6
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interest rate swaps and interest rate floors, caps and collars. The Fund may also employ other investment techniques to seek to enhance returns, such as lending portfolio securities and entering into mortgage dollar rolls, repurchase agreements and other investment practices described under "Investment Techniques."

DESCRIPTION OF SECURITIES

Convertible Securities

Each CORE Fund may invest in convertible securities, including debt obligations and preferred stock of the issuer convertible at a stated exchange rate into common stock of the issuer. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. As with all fixed-income securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the convertible security tends to reflect the market price of the underlying common stock. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis, and thus may not decline in price to the same extent as the underlying common stock. Convertible securities rank senior to common stocks in an issuer's capital structure and consequently entail less risk than the issuer's common stock. In evaluating a convertible security, the Investment Adviser will give primary emphasis to the attractiveness of the underlying common stock. The convertible securities in which the CORE Funds invest are not subject to any minimum rating criteria. Convertible debt securities are equity investments for purposes of each Fund's investment policies.

Real Estate Investment Trusts ("REITs")

Each CORE Fund may invest in REITs, which are pooled investment vehicles that invest primarily in either real estate or real estate related loans. The value of a REIT is affected by changes in the value of the properties owned by the REIT or securing mortgage loans held by the REIT. REITs are dependent upon cash flow from their investments to repay financing costs and the ability of the REITs' managers. REITs are also subject to risks generally associated with investments in real estate. A Fund will indirectly bear its proportionate share of any expenses, including management fees, paid by a REIT in which it invests.

Foreign Investments

Foreign Securities. Each CORE Fund may invest in the securities of foreign issuers (provided that the CORE Large Cap Value Fund may only invest in equity securities of foreign issuers that are traded in the U.S.). Investments in foreign securities may offer potential benefits that are not available from investments exclusively in securities of domestic issuers quoted in U.S. dollars. Foreign countries may have economic policies or business cycles different from those of the U.S. and markets for foreign securities do not necessarily move in a manner parallel to U.S. markets.

Foreign investments involve special risks that are not typically associated with investing in U.S. dollar denominated or quoted securities of U.S. issuers. Foreign investments may be affected by changes in currency rates, changes in foreign or U.S. laws or restrictions applicable to such investments and changes in exchange control regulations (e.g., currency blockage). A decline in the exchange rate of the currency (i.e., weakening of the currency against the U.S. dollar) in which a portfolio security is quoted or denominated relative to the U.S. dollar would reduce the value of the portfolio security. In addition, if the currency in which a Fund receives dividends, interest or other payments declines in value against the U.S. dollar before such income is distributed as dividends to shareholders or converted to U.S. dollars, the Fund may have to sell portfolio securities to obtain sufficient cash to pay such dividends.

The introduction of a single currency, the euro, on January 1, 1999 for participating nations in the European Economic and Monetary Union presents unique uncertainties, including the legal treatment of certain outstanding financial contracts after January 1, 1999 that refer to existing currencies rather than the euro; the establishment and maintenance of exchange rates for currencies being converted into the euro; the fluctuation of the euro relative to non-euro currencies during the transition period from January 1, 1999 to December 31, 2001 and beyond; whether the interest rate, tax and labor regimes of European countries participating in the euro will converge over time; and whether the conversion of the currencies of other countries that now are or may in the future become members of the European Union ("EU"), may have an impact on the euro. These or other factors, including political and economic risks, could cause market disruptions and could adversely affect the value of securities and foreign currencies held by the Funds.

Brokerage commissions, custodial services and other costs relating to investment in international securities markets generally are more expensive than in the United States. In addition, clearance and settlement procedures may be different in foreign countries and, in certain markets, such procedures have been unable to keep pace with the volume of securities transactions, thus making it difficult to conduct such transactions.

Foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to U.S. issuers. There may be less publicly available information about a foreign issuer than about a U.S. issuer. In addition, there is generally less government regulation of foreign markets, companies and securities dealers than in the United States. Foreign

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securities markets may have substantially less volume than U.S. securities markets and securities of many foreign issuers are less liquid and more volatile than securities of comparable domestic issuers. Furthermore, with respect to certain foreign countries, there is a possibility of nationalization, expropriation or confiscatory taxation, imposition of withholding or other taxes on dividend or interest payments (or, in some cases, capital gains), limitations on the removal of funds or other assets of the Funds, political or social instability or diplomatic developments which could affect investments in those countries.

Concentration of the assets of the CORE International Equity Fund in one or a few countries will subject the Fund to greater risks than if the Fund's assets were not geographically concentrated.

Investments in ADRs, EDRs and GDRs. Each CORE Fund may invest in foreign securities which take the form of sponsored and unsponsored American Depository Receipts ("ADRs"), Global Depository Receipts ("GDRs") and, in the case of the CORE International Equity Fund, European Depository Receipts ("EDRs"), or other similar instruments representing securities of foreign issuers (together, "Depository Receipts"). ADRs represent the right to receive securities of foreign issuers deposited in a domestic bank or a correspondent bank. Prices of ADRs are quoted in U.S. dollars, and ADRs are traded in the United States on exchanges or over-the-counter and are sponsored and issued by domestic banks. EDRs and GDRs are receipts evidencing an arrangement with a non-U.S. bank. EDRs and GDRs are not necessarily quoted in the same currency as the underlying security. To the extent a Fund acquires Depository Receipts through banks which do not have a contractual relationship with the foreign issuer of the security underlying the Depository Receipts to issue and service such Depository Receipts (unsponsored Depository Receipts), there may be an increased possibility that the Fund would not become aware of and be able to respond to corporate actions, such as stock splits or rights offerings involving the foreign issuer, in a timely manner. In addition, the lack of information may result in inefficiencies in the valuation of such instruments. Investment in Depository Receipts does not eliminate all the risks inherent in investing in securities of non-U.S. issuers. The market value of Depository Receipts is dependent upon the market value of the underlying securities and fluctuations in the relative value of the currencies in which the Depository Receipt and the underlying securities are quoted. However, by investing in Depository Receipts, such as ADRs, that are quoted in U.S. dollars, a Fund may avoid currency risks during the settlement period for purchases and sales.

Foreign Currency Transactions. Because investment in foreign issuers will usually involve currencies of foreign countries, and because the CORE International Equity Fund may have currency exposure independent of its securities positions, the value of the assets of a CORE Fund as measured in U.S. dollars will be affected by changes in foreign currency exchange rates. A CORE Fund may, to the extent it invests in foreign securities, purchase or sell foreign currencies on a spot basis and may also purchase or sell forward foreign currency exchange contracts for hedging purposes and to seek to protect against anticipated changes in future foreign currency exchange rates. In addition, the CORE International Equity Fund may enter into such contracts to seek to increase total return when the Investment Adviser anticipates that the foreign currency will appreciate or depreciate in value, but securities denominated or quoted in that currency do not present attractive investment opportunities and are not held in the Fund's portfolio. When entered into to seek to enhance return, forward foreign currency exchange contracts are considered speculative. The CORE International Equity Fund may also engage in cross-hedging by using forward contracts in a currency different from that in which the hedged security is denominated or quoted if the Investment Adviser determines that there is a pattern of correlation between the two currencies. If a CORE Fund enters into a forward foreign currency exchange contract to buy foreign currency for any purpose, or the CORE International Equity Fund enters into forward foreign currency exchange contracts to sell foreign currency to seek to increase total return, the Fund will segregate cash or liquid assets in an amount equal to the value of the Fund's total assets committed to the consummation of the forward contract, or otherwise cover its position in a manner permitted by the SEC. The Fund will incur costs in connection with conversions between various currencies. A Fund may hold foreign currency received in connection with investments in foreign securities when, in the judgment of the Investment Adviser, it would be beneficial to convert such currency into U.S. dollars at a later date, based on anticipated changes in the relevant exchange rate.

Currency exchange rates may fluctuate significantly over short periods of time causing, along with other factors, a Fund's net asset value to fluctuate. Currency exchange rates generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or anticipated changes in interest rates and other complex factors, as seen from an international perspective. Currency exchange rates also can be affected unpredictably by the intervention of U.S. or foreign governments or central banks or the failure to intervene, or by currency controls or political developments in the U.S. or abroad. To the extent that a substantial portion of a Fund's total assets, adjusted to reflect the Fund's net position after giving effect to currency transactions, is denominated or quoted in the currencies of foreign countries, the Fund will be more susceptible to the risk of adverse economic and political developments within those countries.

The market in forward foreign currency exchange contracts, currency swaps and other privately negotiated currency instruments offers less protection against defaults by the

                                       8
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other party to such instruments than is available for currency instruments traded on an exchange. Such contracts are subject to the risk that the counterparty to the contract will default on its obligations. Since these contracts are not guaranteed by an exchange or clearinghouse, a default on the contract would deprive the Fund of unrealized profits, transaction costs or the benefits of a currency hedge or force the Fund to cover its purchase or sale commitments, if any, at the current market price. A Fund will not enter into forward foreign currency exchange contracts, currency swaps or other privately negotiated currency instruments unless the credit quality of the unsecured senior debt or the claims-paying ability of the counterparty is considered to be investment grade by the Investment Adviser.

The CORE International Equity Fund may also engage in a variety of foreign currency management techniques. However, due to the limited market for these instruments with respect to the currencies of many Emerging Countries, the Investment Adviser does not currently anticipate that a significant portion of the Fund's currency exposure in Emerging Countries will be covered by such instruments. For a discussion of such instruments and the risks associated with their use, see "Investment Objectives and Policies" in the Additional Statement.

Fixed-Income Securities

U.S. Government Securities. Each Fund may invest in U.S. Government Securities. Generally, these securities include U.S. Treasury obligations and obligations issued or guaranteed by U.S. Government agencies, instrumentalities or sponsored enterprises which are supported by (a) the full faith and credit of the U.S. Treasury (such as the Government National Mortgage Association ("Ginnie Mae")), (b) the right of the issuer to borrow from the U.S. Treasury (such as securities of the Student Loan Marketing Association), (c) the discretionary authority of the U.S. Government to purchase certain obligations of the issuer (such as the Federal National Mortgage Association ("Fannie Mae") and Federal Home Loan Mortgage Corporation ("Freddie Mac")), or (d) only the credit of the issuer. No assurance can be given that the U.S. Government will provide financial support to U.S. Government agencies, instrumentalities or sponsored enterprises in the future.

U.S. Government Securities also include Treasury receipts and other stripped U.S. Government Securities, where the interest and principal components of stripped U.S. Government Securities are traded independently. The most widely recognized program is the Separate Trading of Registered Interest and Principal of Securities Program. A Fund may also invest in zero coupon U.S. Treasury securities and in zero coupon securities issued by financial institutions, which represent a proportionate interest in underlying U.S. Treasury securities.

Structured Securities. The CORE Funds may invest in structured securities. The value of the principal of and/or interest on such securities is determined by reference to changes in the value of specific currencies, interest rates, commodities, indices or other financial indicators (the "Reference") or the relative change in two or more References. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference. The terms of the structured securities may provide that in certain circumstances no principal is due at maturity and, therefore, result in the loss of a Fund's investment. Structured securities may be positively or negatively indexed, so that appreciation of the Reference may produce an increase or decrease in the interest rate or value of the security at maturity. In addition, changes in the interest rates or the value of the security at maturity may be a multiple of changes in the value of the Reference. Consequently, structured securities may entail a greater degree of market risk than other types of fixed-income securities. Structured securities may also be more volatile, less liquid and more difficult to accurately price than less complex securities.

Zero Coupon, Deferred Interest, Pay-In-Kind and Capital Appreciation Bonds. Each Fund may invest in zero coupon bonds and the Short Duration Government Fund may invest in deferred interest, pay-in-kind and capital appreciation bonds. These securities are issued at a discount from their face value because interest payments are typically postponed until maturity. The amount of the discount rate varies depending on factors including the time remaining until maturity, prevailing interest rates, the security's liquidity and the issuer's credit quality. These securities also may take the form of debt securities that have been stripped of their interest payments. Pay-in-kind securities are securities that have interest payable by the delivery of additional securities. The market prices of zero coupon, deferred interest, pay-in-kind and capital appreciation bonds generally are more volatile than the market prices of interest-bearing securities and are likely to respond to a greater degree to changes in interest rates than interest-bearing securities having similar maturities and credit quality. A Fund's investments in zero coupon, deferred interest, pay-in-kind and capital appreciation bonds may require the Fund to sell certain of its portfolio securities to generate sufficient cash to satisfy certain income distribution requirements. See "Taxation" in the Additional Statement.

Mortgage-Backed Securities

The Short Duration Government Fund may invest in mortgage-backed securities ("Mortgage-Backed Securities"), which represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by real property. Mortgagors can generally prepay interest or principal on their mortgage whenever they choose. Therefore, Mortgage-Backed Securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of principal prepayments on the underlying loans. This can
                                       9
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result in significantly greater price and yield volatility than is the case with traditional fixed-income securities. During periods of declining interest rates, prepayments can be expected to accelerate, and thus impair the Fund's ability to reinvest the returns of principal at comparable yields. Conversely, in a rising interest rate environment, a declining prepayment rate will extend the average life of many Mortgage-Backed Securities and prevent the Fund from taking advantage of such higher yields.

Fixed-Rate Mortgage Loans. Generally, fixed-rate mortgage loans pay interest at fixed annual rates and have original terms to maturity ranging from 5 to 40 years. Fixed-rate mortgage loans typically provide for monthly payments of principal and interest in substantially equal installments for the term of the mortgage note in sufficient amounts to fully amortize principal by maturity, although certain fixed-rate mortgage loans provide for a large final "balloon" payment upon maturity.

Adjustable Rate Mortgage Loans ("ARMs"). ARMs are pass-through mortgage securities collateralized by mortgages with adjustable rather than fixed coupon rates. ARMs generally provide for a fixed initial mortgage interest rate for a set period. Thereafter, the interest rates are subject to periodic adjustments based on changes to a designated benchmark index.

ARMs allow a Fund to participate in increases in interest rates through periodic increases in the securities' coupon rates. During periods of declining interest rates, coupon rates may readjust downward resulting in lower yields to a Fund. Therefore, the value of an ARM is unlikely to rise during periods of declining interest rates to the same extent as fixed-rate securities. Interest rate declines may result in accelerated prepayment of mortgages with the result that proceeds from prepayments will be reinvested at lower interest rates. During periods of rising interest rates, changes in the coupon rate will lag behind changes in the market rate. ARMs are also typically subject to maximum increases and decreases in the interest rate adjustment which can be made on any one adjustment date, in any one year, or during the life of the security. In the event of dramatic increases or decreases in prevailing market interest rates, the value of a Fund's investments in ARMs may fluctuate more substantially since these limits may prevent the security from fully adjusting its interest rate to the prevailing market rates.

U.S. Government Guaranteed Mortgage-Backed Securities. Certain Mortgage-Backed Securities are issued or guaranteed by the U.S. Government, its agencies, instrumentalities or sponsored enterprises. Such issuers include, but are not limited to, Ginnie Mae, Fannie Mae and Freddie Mac. See "U.S. Government Securities."

Multiple Class Mortgage-Backed Securities and Collateralized Mortgage Obligations. Mortgage-Backed Securities also include multiple class securities, including collateralized mortgage obligations ("CMOs") and Real Estate Mortgage Investment Conduit ("REMIC") pass-through or participation certificates. CMOs provide an investor with a specified interest in the cash flow from a pool of underlying mortgages or of other Mortgage-Backed Securities. CMOs are issued in multiple classes, each with a specified fixed or floating interest rate and a final scheduled distribution date. In most cases, payments of principal are applied to the CMO classes in the order of their respective stated maturities, so that no principal payments will be made on a CMO class until all other classes having an earlier stated maturity date are paid in full. A REMIC is a CMO that qualifies for special tax treatment under the Internal Revenue Code of 1986, as amended (the "Code"), and invests in certain mortgages principally secured by interests in real property and other permitted investments. The Funds do not intend to purchase residual interests in REMICs.

Stripped Mortgage-Backed Securities. Stripped Mortgage-Backed Securities ("SMBS") are derivative multiple class Mortgage-Backed Securities. SMBS are usually structured with two different classes: one that receives 100% of the interest payments and the other that receives 100% of the principal payments from a pool of mortgage loans. If the underlying mortgage loans experience different than anticipated prepayments of principal, a Fund may fail to fully recoup its initial investment in these securities. The market value of the class consisting entirely of principal payments generally is unusually volatile in response to changes in interest rates. The yields on a class of SMBS that receives all or most of the interest from mortgage loans are generally higher than prevailing market yields on other Mortgage-Backed Securities because their cash flow patterns are more volatile and there is a greater risk that the initial investment will not be fully recouped.

Asset-Backed Securities. The Short Duration Government Fund may invest in asset-backed securities ("Asset-Backed Securities") that are issued or guaranteed by U.S. government agencies, instrumentalities or sponsored enterprises. The principal and interest payments on Asset-Backed Securities may be collateralized by pools of assets such as receivables, leases, installment contracts and personal property.

INVESTMENT TECHNIQUES

Options on Securities and Securities Indices

Each Fund (other than the CORE Large Cap Value Fund) may write (sell) covered call and put options and purchase call and put options on any securities in which it may invest or on any securities index composed of securities in which it may invest. The writing and purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The use of options to seek to increase total return involves the risk of loss if the Investment Adviser is incorrect in its expectation of

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fluctuations in securities prices or interest rates. The successful use of options for hedging purposes also depends in part on the ability of the Investment Adviser to manage future price fluctuations and the degree of correlation between the options and securities markets. If the Investment Adviser is incorrect in its expectation of changes in securities prices or determination of the correlation between the securities indices on which options are written and purchased and the securities in a Fund's investment portfolio, the investment performance of the Fund will be less favorable than it would have been in the absence of such options transactions. The writing of options could significantly increase a Fund's portfolio turnover rate and, therefore, associated brokerage commissions or spreads.

Options on Foreign Currencies

The CORE Funds may, to the extent they invest in foreign securities, purchase and sell (write) call and put options on foreign currencies for the purpose of protecting against declines in the U.S. dollar value of foreign portfolio securities and anticipated dividends on such securities and against increases in the U.S. dollar cost of foreign securities to be acquired. In addition, the CORE International Equity Fund may use options on currency to cross-hedge, which involves writing or purchasing options on one currency to hedge against changes in exchange rates for a different currency, if there is a pattern of correlation between the two currencies. As with other kinds of options transactions, however, the writing of an option on a foreign currency will constitute only a partial hedge, up to the amount of the premium received. If an option that a Fund has written is exercised, the Fund could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on foreign currency may constitute an effective hedge against exchange rate fluctuations; however, in the event of exchange rate movements adverse to a Fund's position, the Fund may forfeit the entire amount of the premium plus related transaction costs. In addition to purchasing call and put options for hedging purposes, the CORE International Equity Fund may purchase call or put options on currency to seek to increase total return when the Investment Adviser anticipates that the currency will appreciate or depreciate in value, but the securities quoted or denominated in that currency do not present attractive investment opportunities and are not held in the Fund's portfolio. When purchased or sold to seek to increase total return, options on currencies are considered speculative. Options on foreign currencies written or purchased by the Funds are traded on U.S. and foreign exchanges or over-the-counter.

Futures Contracts and Options on Futures Contracts

The Funds may purchase and sell various kinds of futures contracts, and purchase and write call and put options on any of such futures contracts, in order to seek to increase total return; to hedge against changes in interest rates, securities prices, or in the case of the CORE Funds, currency exchange rates; or, to the extent applicable, to otherwise manage their term structure or durations in accordance with their investment objectives and policies. Each Fund may also enter into closing purchase and sale transactions with respect to any such contracts and options. The futures contracts may be based on various securities (such as U.S. Government Securities), foreign currencies (in the case of the CORE International Equity Fund), securities indices and other financial instruments and indices, whether domestic or foreign. The CORE Large Cap Value Fund may enter into such transactions only with respect to a representative index. A Fund will engage in futures and related options transactions for bona fide hedging purposes as defined in regulations of the Commodity Futures Trading Commission or to seek to increase total return to the extent permitted by such regulations. A Fund may not purchase or sell futures contracts or purchase or sell related options to seek to increase total return, except for closing purchase or sale transactions, if immediately thereafter the sum of the amount of initial margin deposits and premiums paid on the Fund's outstanding positions in futures and related options entered into for the purpose of seeking to increase total return would exceed 5% of the market value of the Fund's net assets. These transactions involve brokerage costs, require margin deposits and, in the case of contracts and options obligating a Fund to purchase securities or currencies, require the Fund to segregate and maintain cash or liquid assets with a value equal to the amount of the Fund's obligations or to otherwise cover the obligations in a manner permitted by the SEC.

While transactions in futures contracts and options on futures may reduce certain risks, such transactions themselves entail certain other risks. See "Description of Investment Securities and Practices--Futures Contracts and Options on Future Contracts" in the Additional Statement. Thus, while a Fund may benefit from the use of futures and options on futures, unanticipated changes in interest rates, securities prices or currency exchange rates may result in poorer overall performance than if the Fund had not entered into any futures contracts or options transactions. Because perfect correlation between a futures position and portfolio position that is intended to be protected is impossible to achieve, the desired protection may not be obtained and a Fund may be exposed to risk of loss. The loss incurred by a Fund in entering into futures contracts and in writing call options on futures is potentially unlimited and may exceed the amount of the premium received. Futures markets are highly volatile and the use of futures may increase the volatility of a Fund's net asset value. The profitability of a Fund's trading in futures to seek to increase total return depends upon the ability of the Investment Adviser to correctly analyze the futures markets. In addition, because of the low margin deposits normally required in futures trading, a relatively small price movement in a futures contract may result in substantial losses to a Fund. Further, futures contracts and options on futures may be illiquid, and exchanges may limit

--------------------------------------------------------------------------------
fluctuations in futures contract prices during a single day. Each CORE Fund may engage in futures transactions on foreign exchanges. Foreign exchanges may not provide the same protection as U.S. exchanges.

Standard and Poor's Depository Receipts

The CORE Large Cap Value Fund may, consistent with its objectives, and the CORE International Equity Fund may, with respect to no more than 5% of its net assets, purchase Standard & Poor's Depository Receipts ("SPDRs"). SPDRs are American Stock Exchange-traded securities that represent ownership in the SPDR Trust, a trust which has been established to accumulate and hold a portfolio of common stocks that is intended to track the price performance and dividend yield of the S&P 500. This trust is sponsored by a subsidiary of the American Stock Exchange. SPDRs may be used for several reasons, including but not limited to facilitating the handling of cash flows or trading, or reducing transaction costs. The use of SPDRs would introduce additional risk to the Fund as the price movement of the instrument does not perfectly correlate with the price action of the underlying index.

Equity Swaps

Each CORE Fund may invest up to 10% of its total assets in equity swaps. Equity swaps allow the parties to a swap agreement to exchange the dividend income or other components of return on an equity investment (e.g., a group of equity securities or an index) for a component of return on another non-equity or equity investment. An equity swap may be used by a Fund to invest in a market without owning or taking physical custody of securities in circumstances in which direct investment may be restricted for legal reasons or is otherwise impractical. Equity swaps are derivatives and their value can be very volatile. To the extent that the Investment Adviser does not accurately analyze and predict the potential relative fluctuation of the components swapped with another party, a Fund may suffer a loss. The value of some components of an equity swap (such as the dividends on a common stock) may also be sensitive to changes in interest rates. Furthermore, during the period a swap is outstanding, a Fund may suffer a loss if the counterparty defaults. In connection with its investments in equity swaps, a Fund will either segregate cash or liquid assets or otherwise cover its obligations in a manner required by the SEC.

When-Issued Securities and Forward Commitments

Each Fund may purchase when-issued securities. When-issued transactions arise when securities are purchased by a Fund with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield to the Fund at the time of entering into the transaction. Each Fund may also purchase or sell securities on a forward commitment basis; that is, make contracts to purchase or sell securities for a fixed price at a future date beyond the customary three-day settlement period. The purchase of securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines prior to the settlement date. Conversely, securities sold on a forward commitment basis involve the risk that the value of the securities to be sold may increase prior to the settlement date. Although a Fund would generally purchase securities on a when-issued or forward commitment basis with the intention of acquiring securities for its portfolio, a Fund may dispose of when-issued securities or forward commitments prior to settlement if the Investment Adviser deems it appropriate to do so.

Illiquid and Restricted Securities

A Fund will not invest more than 15% of its net assets in illiquid investments, which include securities (both foreign and domestic) that are not readily marketable, certain SMBS, repurchase agreements maturing in more than seven days, time deposits with a notice or demand period of more than seven days, certain over-the-counter options and certain restricted securities, unless it is determined, based upon a review of the trading markets for a specific restricted security, that such restricted security is eligible for resale under Rule 144A under the Securities Act of 1933 and, therefore, is liquid. The Trustees have adopted guidelines under which the Investment Adviser determines and monitors the liquidity of portfolio securities subject to the oversight of the Trustees. Investing in restricted securities eligible for resale pursuant to Rule 144A may decrease the liquidity of a Fund's portfolio to the extent that qualified institutional buyers become for a time uninterested in purchasing these restricted securities. The purchase price and subsequent valuation of restricted and illiquid securities normally reflect a discount, which may be significant, from the market price of comparable securities for which a liquid market exists.

Repurchase Agreements

Each Fund may enter into repurchase agreements with dealers in U.S. Government Securities and member banks of the Federal Reserve System which furnish collateral at least equal in value or market price to the amount of their repurchase obligation. The CORE International Equity Fund may also enter into repurchase agreements involving certain foreign government securities. If the other party or "seller" defaults, a Fund might suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the Fund in connection with the related repurchase agreement are less than the repurchase price. In addition, in the event of bankruptcy of the seller or failure of the seller to repurchase the securities as agreed, a Fund could suffer losses, including loss of interest on or principal of the security and costs associated with delay and enforcement of the repurchase agreement. The Trustees have reviewed and approved certain counterparties whom they believe to be creditworthy and have authorized the Funds to enter into repurchase agreements with such counterparties. In addition, each Fund, together with other registered investment companies having management

--------------------------------------------------------------------------------
agreements with the Investment Adviser or its affiliates, may transfer uninvested cash balances into a single joint account, the daily aggregate balance of which will be invested in one or more repurchase agreements.

Lending of Portfolio Securities

The Funds may seek to increase their income by lending portfolio securities. Under present regulatory policies, such loans may be made to institutions, such as certain broker-dealers, and are required to be secured continuously by collateral in cash, cash equivalents, or U.S. Government Securities maintained on a current basis in an amount at least equal to the market value of the securities loaned. Cash collateral may be invested in cash equivalents. If the Investment Adviser determines to make securities loans, the value of the securities loaned may not exceed 33 1/3% of the value of the total assets (including the loan collateral)of a CORE Fund or 5% of the net assets of the Short Duration Government Fund. A Fund may experience a loss or delay in the recovery of its securities if the institution with which it has engaged in a portfolio loan transaction breaches its agreement with the Fund.

Mortgage Dollar Rolls

The Short Duration Government Fund may enter into mortgage "dollar rolls" in which the Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase substantially similar (same type, coupon and maturity) but not identical securities on a specified future date. During the roll period, the Fund loses the right to receive principal and interest paid on the securities sold. However, the Fund would benefit to the extent of any difference between the price received for the securities sold and the lower forward price for the future purchase or fee income plus the interest earned on the cash proceeds of the securities sold until the settlement date for the forward purchase. Unless such benefits exceed the income, capital appreciation and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of the Fund. Successful use of mortgage dollar rolls depends upon the Investment Adviser's ability to predict correctly interest rates and mortgage prepayments. There is no assurance that mortgage dollar rolls can be successfully employed. The Fund will hold and maintain in a segregated account until the settlement date cash or liquid assets in an amount equal to the forward purchase price. For financial reporting and tax purposes, the Fund treats mortgage dollar rolls as two separate transactions; one involving the purchase of a security and a separate transaction involving a sale. The Fund does not currently intend to enter into mortgage dollar rolls that are accounted for as a financing.

Temporary Investments

The CORE Funds may invest 35% of their respective total assets, and the Short Duration Government Fund may hold up to 100% of its total assets, in short-term U.S. Government Securities and repurchase agreements collateralized by U.S. Government Securities for temporary defensive purposes. The CORE Funds may also invest, for temporary defensive purposes, in commercial paper rated at least A-2 by Standard & Poor's Ratings Group or P-2 by Moody's Investors Services, Inc., certificates of deposit, bankers' acceptances, repurchase agreements, non-convertible preferred stocks and non-convertible corporate bonds with a remaining maturity of less than one year. When a Fund's assets are invested in such instruments, the Fund may not be achieving its investment objective.

Miscellaneous Techniques

In addition to the techniques and investments described above, each Fund may, with respect to no more than 5% of its net assets, engage in the following techniques and investments: (i) other investment companies including, with respect to the CORE Funds, World Equity Benchmark Shares, (ii) warrants, stock purchase rights and unseasoned companies (CORE Funds only), (iii) mortgage swaps, credit swaps and interest rate swaps, caps, floors and collars (Short Duration Government Fund only), (iv) yield curve options and inverse floating-rate securities (Short Duration Government Fund only), (v) custodial receipts,
(vi) currency swaps (CORE International Equity Fund only), and (vii) reverse repurchase agreements for investment purposes (Short Duration Government Fund only).

In addition, each Fund may borrow up to 33 1/3% of its total assets from banks for temporary or emergency purposes. A Fund may not make additional investments if borrowings (excluding covered mortgage dollar rolls) exceed 5% of its total assets. For more information see the Additional Statement.

RISK FACTORS

Risks of Investing in Equity Securities. In general, the CORE Funds are subject to the risks associated with investments in common stocks and other equity securities. Stock values fluctuate in response to the activities of individual companies and in response to general market and economic conditions and, accordingly, the value of the stocks that a Fund holds may decline over short or extended periods. Stock markets tend to be cyclical, with periods when stock prices generally rise and periods when prices generally decline. As of the date of this Prospectus, domestic stock markets were trading close to record high levels and there can be no guarantee that such levels will continue.

Special Risks of Investments in Emerging Markets. Investing in the securities of issuers in Emerging Countries involves risks in addition to those discussed under "Description of Securities--Foreign Investments." The CORE International Equity Fund may invest up to 25% of its total assets in securities of issuers in Emerging Countries. Emerging Countries are generally located in the

--------------------------------------------------------------------------------
Asia-Pacific region, Eastern Europe, Latin and South America and Africa. A Fund's purchase and sale of portfolio securities in certain Emerging Countries may be constrained by limitations as to daily changes in the prices of listed securities, periodic trading or settlement volume and/or limitations on aggregate holdings of foreign investors. Such limitations may be computed based on the aggregate trading volume by or holdings of a Fund, the Investment Adviser, and their respective affiliates, clients and other service providers.
A Fund may not be able to sell securities in circumstances where price, trading or settlement volume limitations have been reached.

Foreign investment in the securities markets of certain Emerging Countries is restricted or controlled to varying degrees which may limit investment in such Countries or increase the administrative costs of such investments. For example, certain countries require governmental approval prior to investments by foreign persons or limit investment by foreign persons to only a specified percentage of an issuer's outstanding securities or a specific class of securities which may have less advantageous terms (including price) than securities of the issuer available for purchase by nationals. In addition, certain countries may restrict or prohibit investment opportunities in issuers or industries deemed important to national interests. Such restrictions may affect the market price, liquidity and rights of securities that may be purchased by a Fund. The repatriation of both investment income and capital from certain Emerging Countries is subject to restrictions such as the need for governmental consents. Due to restrictions on direct investment in equity securities in certain Asian countries, such as Taiwan, it is anticipated that a Fund may invest in such countries only through other investment funds in such countries. See "Other Investment Companies" in the Additional Statement.

Many Emerging Countries are subject to a substantially greater degree of economic, political and social instability and disruption than is the case in Western Europe, the United States, Canada, Australia, New Zealand and Japan. Many Emerging Countries do not have fully democratic governments. For example, governments of some Emerging Countries are authoritarian in nature or have been installed or removed as a result of military coups, while governments in other Emerging Countries have periodically used force to suppress civil dissent. Disparities of wealth, the pace and success of democratization, and ethnic, religious and racial disaffection, among other factors, have also led to social unrest, violence and/or labor unrest in some Asian, Eastern European and other Emerging Countries. Unanticipated political or social developments may affect the values of a Fund's investments. Investing in Emerging Countries involves the risk of loss due to expropriation, nationalization, confiscation of assets and property or the imposition of restrictions on foreign investments and on repatriation of capital invested.

Economies in individual Emerging Countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rates of inflation, currency valuation, capital reinvestment, resource self-sufficiency and balance of payments positions. Many Emerging Countries have experienced currency devaluations and substantial and, in some cases, extremely high rates of inflation, which have a negative effect on the economies and securities markets of such Emerging Countries. Economies in Emerging Countries generally are dependent heavily upon commodity prices and international trade and, accordingly, have been and may continue to be affected adversely by the economies of their trading partners, trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade.

Brokerage commissions, custodial services and other costs relating to investment in international securities markets generally are more expensive than in the United States. A Fund's investment in Emerging Countries may also be subject to withholding or other taxes, which may be significant and may reduce the return from an investment in such country to the Fund. Settlement procedures in Emerging Countries are frequently less developed and reliable than those in the United States and may involve a Fund's delivery of securities before receipt of payment for their sale. In addition, significant delays are common in certain markets in registering the transfer of securities. Settlement or registration problems may make it more difficult for a Fund to value its portfolio securities and could cause the Fund to miss attractive investment opportunities, to have a portion of its assets uninvested or to incur losses due to the failure of a counterparty to pay for securities the Fund has delivered or the Fund's inability to complete its contractual obligations.

Currently, there is no market or only a limited market for many of the management techniques and instruments with respect to the currencies and securities markets of Emerging Countries. Consequently, there can be no assurance that suitable instruments for hedging currency and market-related risks will be available at the times when a Fund wishes to use them.

Interest Rate Risk. When interest rates decline, the market value of fixed-income securities tends to increase. Conversely, when interest rates increase, the market value of fixed-income securities tends to decline. Volatility of a security's market value will differ depending upon the security's duration, the issuer and the type of instrument.

Default Risk/Credit Risk. Investments in fixed-income securities are subject to the risk that the issuer could default on its obligations and a Fund could sustain losses on such investments. A default could impact both interest and principal payments.

--------------------------------------------------------------------------------

Call Risk and Extension Risk. Fixed-income securities may be subject to both call risk and extension risk. Call risk (i.e., where the issuer exercises its right to pay principal on an obligation earlier than scheduled) causes cash flow to be returned earlier than expected. Call risk typically results when interest rates have declined. Under such circumstances, a Fund may be unable to recoup all of its initial investment and will also suffer from having to reinvest in lower yielding securities. Extension risk (i.e., where the issuer exercises its right to pay principal on an obligation later than scheduled) causes cash flows to be returned later than expected. Extension risk typically results when interest rates have increased. Under such circumstances, a Fund will suffer from the inability to invest in higher yielding securities.

The investment characteristics of Mortgage-Backed Securities differ from those of traditional fixed-income securities because they generally have both call risk (also known as prepayment risk) and extension risk. Homeowners have the option to prepay their mortgages. Therefore, the duration of a security backed by home mortgages can either shorten (call risk) or lengthen (extension risk). Investors are exposed to the fluctuating principal and interest payments associated with such securities. In general, if interest rates on new mortgage loans fall sufficiently below the interest rates on existing outstanding mortgage loans, the rate of prepayment would be expected to increase. Conversely, if mortgage loan interest rates rise above the interest rates on existing outstanding mortgage loans, the rate of prepayment would be expected to decrease.

ARMs also have the risk of prepayments. The rate of principal prepayments with respect to ARMs has fluctuated in recent years. As with fixed-rate mortgage loans, ARMs may be subject to a greater rate of principal repayments in a declining interest rate environment. For example, if prevailing interest rates fall significantly, ARMs could be subject to higher prepayment rates (than if prevailing interest rates remain constant or increase) because the availability of low fixed-rate mortgages may encourage mortgagors to refinance their ARMs to "lock-in" a fixed-rate mortgage. Conversely, if prevailing interest rates rise significantly, ARMs may prepay more slowly. As with fixed-rate mortgages, ARM prepayment rates vary in both stable and changing interest rate environments. There are certain ARMs where the homeowner's payments do not fully cover interest, so the principal balance increases over time. These "negative amortizing" ARMs may be subject to greater default risk.

Derivative Mortgage-Backed Securities. Because derivative Mortgage-Backed Securities (such as principal-only (POs), interest-only (IOs) or inverse floating rate securities) are more exposed to mortgage prepayments, they generally involve a greater amount of risk. Small changes in prepayments can significantly impact the cash flow and the market value of these securities. The risk of faster than anticipated prepayments generally adversely affects IOs, super floaters and premium priced Mortgage-Backed Securities. The risk of slower than anticipated prepayments generally adversely affects POs, floating-rate securities subject to interest rate caps, support tranches and discount priced Mortgage-Backed Securities. In addition, particular derivative securities may be leveraged such that their exposure (i.e., price sensitivity) to interest rate and/or prepayment risk is magnified.

Other Risks. Floating rate derivative debt securities present more complex types of interest rate risks. For example, range floaters are subject to the risk that the coupon will be reduced below market rates if a designated interest rate floats outside of a specified interest rate band or collar. Dual index or yield curve floaters are subject to lower prices in the event of an unfavorable change in the spread between two designated interest rates.

Risks of Derivative Transactions. A Fund's transactions, if any, in options, futures, options on futures, swaps, interest rate caps, floors and collars, structured securities, inverse floating-rate securities and currency transactions involve certain risks, including a possible lack of correlation between changes in the value of hedging instruments and the portfolio assets (if any) being hedged, the potential illiquidity of the markets for derivative instruments, the risks arising from margin requirements and related leverage factors associated with such transactions. The use of these management techniques to seek to increase total return may be regarded as a speculative practice and involves the risk of loss if the Investment Adviser is incorrect in its expectation of fluctuations in securities prices, interest rates or currency prices.

Foreign Risks. See "Foreign Investments" for a description of the risks of investing in foreign securities and currencies.

INVESTMENT RESTRICTIONS

Each Fund is subject to certain investment restrictions that are described in detail under "Investment Restrictions" in the Additional Statement. Fundamental investment restrictions of a Fund cannot be changed without approval of a majority of the outstanding shares of that Fund as defined in the Additional Statement. Each Fund's investment objectives and all policies not specifically designated as fundamental are non-fundamental and may be changed without shareholder approval. If there is a change in a Fund's investment objectives, investors should consider whether that Fund remains an appropriate investment in light of their then current financial positions and needs.

PORTFOLIO TURNOVER

A high rate of portfolio turnover (100% or more) involves correspondingly greater transaction and related expenses which must be borne by a Fund and its shareholders. It is anticipated that the annual portfolio turnover rates of the CORE Large Cap Value, CORE International Equity and

--------------------------------------------------------------------------------
Short Duration Government Funds will generally not exceed 75%, 100% and 300%, respectively. It is anticipated that the portfolio turnover rate of each Fund will vary from year to year. The portfolio turnover rate is calculated by dividing the lesser of the dollar amount of sales or purchases of portfolio securities by the average monthly value of a Fund's portfolio securities, excluding securities having a maturity at the date of purchase of one year or less. The Investment Adviser will not consider the portfolio turnover rate a limiting factor in making investment decisions for a Fund consistent with the Fund's investment objectives and portfolio management policies. For the Short Duration Government Fund, the portfolio turnover rate includes the effect of entering into mortgage dollar rolls.

MANAGEMENT

Trustees and Officers

The Trustees are responsible for deciding matters of general policy and reviewing the actions of the Investment Adviser, distributor and transfer agent. The officers of the Trust conduct and supervise the Funds' daily business operations. The Additional Statement contains information as to the identity of, and other information about, the Trustees and officers of the Trust.

Investment Adviser

Investment Adviser. Goldman Sachs Asset Management ("GSAM"), One New York Plaza, New York, New York 10004, a separate operating division of Goldman Sachs, serves as the investment adviser to the CORE Large Cap Value, CORE International Equity and Short Duration Government Funds. Goldman Sachs registered as an investment adviser in 1981. As of December 31, 1998, GSAM, together with its affiliates, acted as investment adviser or distributor for assets in excess of $195 billion.

Under a Management Agreement with each Fund, the Investment Adviser, subject to the general supervision of the Trustees, provides day-to-day advice as to the Fund's portfolio transactions. Goldman Sachs has agreed to permit the Funds to use the name "Goldman Sachs" or a derivative thereof as part of each Fund's name for as long as a Fund's Management Agreement is in effect.

In performing its investment advisory services, the Investment Adviser, while remaining ultimately responsible for the management of the Funds, is able to draw upon the research and expertise of its other affiliates for portfolio decisions and management with respect to certain portfolio securities. In addition, the Investment Adviser will have access to the research of, and certain proprietary technical models developed by, Goldman Sachs and may apply quantitative and qualitative analysis in determining the appropriate allocations among the categories of issuers and types of securities.

Under the Management Agreement, the Investment Adviser also: (i) supervises all non-advisory operations of each Fund that it advises; (ii) provides personnel to perform such executive, administrative and clerical services as are reasonably necessary to provide effective administration of each Fund; (iii) arranges for at each Fund's expense (a) the preparation of all required tax returns, (b) the preparation and submission of reports to existing shareholders, (c) the periodic updating of prospectuses and Additional Statements and (d) the preparation of reports to be filed with the SEC and other regulatory authorities; (iv) maintains each Fund's records; and (v) provides office space and all necessary office equipment and services.

Fund Managers

                                              Years Primarily Five Year
Name and Title         Fund Responsibility    Responsible     Employment History
----------------------------------------------------------------------------------------------------
Jonathan A. Beinner    Portfolio Manager-     Since 1999      Mr. Beinner joined the Investment
Managing Director and  Short Duration                         Adviser in 1990.
Co-Head of U.S. Fixed  Government
Income Department
----------------------------------------------------------------------------------------------------
Melissa Brown          Senior Portfolio       Since 1999      Ms. Brown joined the Investment
Vice President         Manager-                               Adviser in 1998. From 1984 to 1998,
                       CORE Large Cap Value                   she was the director of Quantitative
                       CORE International                     Equity Research and served on the
                       Equity                                 Investment Policy Committee at
                                                              Prudential Securities.
----------------------------------------------------------------------------------------------------
Mark M. Carhart        Senior Portfolio       Since 1999      Mr. Carhart joined the Investment
Vice President         Manager-                               Adviser as a member of the
                       CORE International                     Quantitative Research and Risk
                       Equity                                 Management team in 1997. From August
                                                              1995 to September 1997, he was
                                                              Assistant Professor of Finance at the
                                                              Marshall School of Business at USC and
                                                              a Senior Fellow of the Wharton
                                                              Financial Institutions Center. From
                                                              1993 to 1995, he was a lecturer and
                                                              graduate student at the University of
                                                              Chicago Graduate School of Business.
----------------------------------------------------------------------------------------------------
James B. Clark         Portfolio Manager-     Since 1999      Mr. Clark joined the Investment
Vice President         Short Duration                         Advisor in 1994 after working as an
                       Government                             investment manager in the mortgage
                                                              backed securities group at Travelers
                                                              Insurance Company.
----------------------------------------------------------------------------------------------------
Kent A. Clark          Senior Portfolio       Since 1999      Mr. Clark joined the Investment
Managing Director      Manager-                               Adviser in 1992.
                       CORE Large Cap Value
                       CORE International
                       Equity
----------------------------------------------------------------------------------------------------
Peter A. Dion          Portfolio Manager-     Since 1999      Mr. Dion joined the Investment Adviser
Vice President         Short Duration                         in 1992.
                       Government
----------------------------------------------------------------------------------------------------
Raymond J. Iwanowski   Portfolio Manager-     Since 1999      Mr. Iwanowski joined the Investment
Vice President         CORE International                     Adviser as an associate and portfolio
                       Equity                                 manager in 1997. From 1993 to 1997, he
                                                              was a Vice President and head of the
                                                              Fixed Derivatives Client Research
                                                              Group at Salomon Brothers.
----------------------------------------------------------------------------------------------------
Robert C. Jones        Senior Portfolio       Since 1999      Mr. Jones joined the Investment
Managing Director      Manager-                               Adviser in 1989.
                       CORE Large Cap Value
                       CORE International
                       Equity
----------------------------------------------------------------------------------------------------
C. Richard Lucy        Portfolio Manager-     Since 1999      Mr. Lucy joined the Investment Adviser
Managing Director and  Short Duration                         in 1992.
Co-Head of U.S. Fixed  Government
Income Department
----------------------------------------------------------------------------------------------------
James P. McCarthy      Portfolio Manager-     Since 1999      Mr. McCarthy joined the Investment
Vice President         Short Duration                         Adviser in 1995 after working four
                       Government                             years at Nomura Securities, where he
                                                              was an assistant vice president and an
                                                              adjustable rate mortgage trader.
----------------------------------------------------------------------------------------------------
Victor H. Pinter       Senior Portfolio       Since 1999      Mr. Pinter joined the Investment
Vice President         Manager-                               Adviser in 1990.
                       CORE Large Cap Value
                       CORE International
                       Equity
----------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
It is the responsibility of the Investment Adviser to make investment decisions for a Fund and to place the purchase and sale orders for the Fund's portfolio transactions in the U.S. and foreign markets. Such orders may be directed to any broker including, to the extent and in the manner permitted by applicable law, Goldman Sachs or its affiliates. In effecting purchases and sales of portfolio securities for the Funds, the Investment Adviser will seek the best price and execution of a Fund's orders. In doing so, where two or more brokers or dealers offer comparable prices and execution for a particular trade, consideration may be given to whether the broker or dealer provides investment research or brokerage services or sells shares of any Goldman Sachs Fund. See the Additional Statement for a further description of the Investment Adviser's brokerage allocation practices.

As compensation for its services rendered and assumption of certain expenses pursuant to a Management Agreement, GSAM is entitled to the following fees, computed daily and payable monthly at the annual rates listed below:

                           Contractual Rate
-------------------------------------------
CORE Large Cap Value                  0.70%
CORE International Equity             0.85%
Short Duration Government             0.55%

The Investment Adviser has voluntarily agreed to reduce or limit certain "Other Expenses" of the Funds (excluding management fees, taxes, interest and brokerage fees and litigation, indemnification and other extraordinary expenses) to the extent such expenses exceed 0.10%, 0.25% and 0.15% per annum of the average daily net assets of the CORE Large Cap Value, CORE International Equity and Short Duration Government Funds, respectively. Such reductions or limits, if any, are calculated monthly on a cumulative basis, and may be discontinued or modified by the Investment Adviser in its discretion at any time.

Activities of Goldman Sachs and its Affiliates and Other Accounts Managed by Goldman Sachs. The involvement of the Investment Adviser, Goldman Sachs and their affiliates in the management of, or their interest in, other accounts and other activities of Goldman Sachs may present conflicts of interest with respect to a Fund or limit a Fund's investment activities. Goldman Sachs and its affiliates engage in proprietary trading and advise accounts and funds which have investment objectives similar to those of the Funds and/or which engage in and compete for transactions in the same type of securities, currencies and instruments as the Funds. Goldman Sachs and its affiliates will not have any obligation to make available any information regarding their proprietary activities or strategies, or the activities or strategies used for other accounts managed by them, for the benefit of the management of the Funds. The results of a Fund's investment activities, therefore, may differ from those of Goldman Sachs and its affiliates and it is possible that a Fund could sustain losses during periods in which Goldman Sachs and its affiliates and other accounts achieve significant profits on their trading for proprietary or other accounts. In addition, the Funds may, from time to time, enter into transactions in which other clients of Goldman Sachs have an adverse interest. From time to time, a Fund's activities may be limited because of regulatory restrictions applicable to Goldman Sachs and its affiliates, and/or their internal policies designed to comply with such restrictions. See "Management-- Activities of Goldman Sachs and its Affiliates and Other Accounts Managed by Goldman Sachs" in the Additional Statement for further information.

Distributor

Goldman Sachs, 85 Broad Street, New York, New York 10004, serves as the exclusive distributor (the "Distributor") of each Fund's shares at no cost to the Funds.

Custodian and Transfer Agent

State Street Bank and Trust Company, 1776 Heritage Drive, North Quincy, Massachusetts 02110, provides custodial services for the Funds and Goldman Sachs provides transfer agency services for the Funds.

Year 2000

Many computer systems were designed using only two digits to signify the year (for example, "98" for 1998). On January 1, 2000, if these computer systems are not corrected, they may incorrectly interpret "00" as the year "1900" rather than the year "2000," which may lead to computer shutdowns or errors (commonly known as the "Year 2000 Problem"). To the extent these systems conduct forward-looking calculations, these computer problems may occur prior to January 1, 2000. Like other investment companies and financial and business organizations, the Funds could be adversely affected in their ability to process securities trades, price securities, provide shareholder account services and otherwise conduct normal business operations if the Investment Adviser or other Fund service providers do not adequately address this problem in a timely manner.

In order to address the Year 2000 Problem, the Investment Adviser has taken the following measures:

(i) The Investment Adviser has established a dedicated group to analyze these issues and to implement the systems modifications necessary to prepare for the Year 2000 Problem. (ii) The Investment Adviser has sought assurances from the Funds' other service providers that they are taking the steps necessary so that they do not experience Year 2000 Problems, and the Investment Adviser will continue to monitor the situation.

Currently, the Investment Adviser does not anticipate that the transition to the 21ST century will have any material impact on its ability to continue to service the Funds at current levels.

In addition, the Investment Adviser has undertaken measures to appropriately take into account available information concerning the Year 2000 preparedness of the issuers of securities held by the Funds. The Investment Adviser may obtain such Year 2000 information from

--------------------------------------------------------------------------------
various sources which the Investment Adviser believes to be reliable, including the issuers' public regulatory filings. However, the Investment Adviser is not in a position to verify the accuracy or completeness of such information.

At this time, however, no assurance can be given that the actions taken by the Investment Adviser and the Funds' other service providers will be sufficient to avoid any adverse effect on the Funds due to the Year 2000 Problem.

NET ASSET VALUE

The net asset value per share of each Fund is calculated by the Fund's custodian as of the close of regular trading on the New York Stock Exchange (which is normally, but not always, 3:00 p.m. Chicago time, 4:00 p.m. New York time), on each Business Day (as such term is defined under "Additional Information"). Net asset value per share of each Fund is calculated by determining the net assets belonging to the Fund and dividing by the number of outstanding shares of the Fund.

Each Fund's portfolio securities for which accurate market quotations are readily available are valued on the basis of quotations, which may be furnished by a pricing service or provided by dealers in such securities, and other portfolio securities are valued at fair value, based on yield equivalents, a pricing matrix or other sources, under valuation procedures established by the Trustees. Debt obligations with a remaining maturity of 60 days or less are valued at amortized cost. The Board of Trustees has determined that the amortized cost of such securities approximates fair market value.

PERFORMANCE INFORMATION

From time to time each Fund may publish average annual total return and the Short Duration Government Fund may publish its yield and distribution rates in advertisements and communications to shareholders or prospective investors. Average annual total return is determined by computing the average annual percentage change in value of $1,000 invested at the maximum public offering price for specified periods ending with the most recent calendar quarter, assuming reinvestment of all dividends and distributions at net asset value. The total return calculation assumes a complete redemption of the investment at the end of the relevant period. Each Fund may also from time to time advertise total return on a cumulative, average, year-by-year or other basis for various specified periods by means of quotations, charts, graphs or schedules. In addition to the above, each Fund may from time to time advertise its performance relative to certain averages, performance rankings, indices, other information prepared by recognized mutual fund statistical services and investments for which reliable performance data is available.

The Short Duration Government Fund computes its yield by dividing net investment income earned during a recent thirty-day period by the product of the average daily number of shares outstanding and entitled to receive dividends during the period and the maximum offering price per share on the last day of the relevant period. The results are compounded on a bond equivalent (semi-annual) basis and then annualized. Net investment income per share is equal to the dividends and interest earned during the period, reduced by accrued expenses for the period. The calculation of net investment income for these purposes may differ from the net investment income determined for accounting purposes. The Short Duration Government Fund's quotations of distribution rates are calculated by annualizing the most recent distribution of net investment income for a specified period and dividing this amount by the net asset value per share on the last day of the period for which the distribution rates are being calculated.

The investment results of a Fund will fluctuate over time and any presentation of investment results for any prior period should not be considered a representation of what an investment may earn or what the Fund's performance may be in any future period. In addition to information provided in shareholder reports, the Funds may, in their discretion, from time to time make a list of their holdings available to investors upon request.

SHARES OF THE TRUST

Each Fund is a series of Goldman Sachs Variable Insurance Trust, which was formed under the laws of the State of Delaware on September 16, 1997. The Trustees have authority under the Trust's Declaration of Trust to create and classify shares of beneficial interests in separate series, without further action by shareholders. Additional series may be added in the future. The Trustees also have authority to classify and reclassify any series or portfolio of shares into one or more classes.

When issued, shares are fully paid and non-assessable. In the event of liquidation, shareholders are entitled to share pro rata in the net assets of the applicable Fund available for distribution to such shareholders. Shares have no preemptive, subscription or conversion rights. Shareholders are entitled to one vote per share, provided that, at the option of the Trustees, shareholders will be entitled to a number of votes based upon the net asset values represented by their shares. Shares of the Trust are not offered directly to the general public. The Participating Insurance Companies, not the owners of the variable annuity contracts or variable life insurance policies or participants therein, are shareholders of a Fund. However, to the extent required by law, (a) the Participating Insurance Companies will vote Fund shares held in the Separate Accounts in a manner consistent with timely voting instructions received from the holders of variable annuity contracts and variable life insurance policies and (b) the Participating Insurance Companies will vote Fund shares held in the Separate Accounts for which no timely instructions are received from the holders of variable annuity contracts and variable life insurance policies, as well as shares they own, in the same proportion as those shares for which voting instructions are received. Fund shares held by unregistered Separate

--------------------------------------------------------------------------------
Accounts or qualified plans will be voted for or against any proposition in the same proportion as all other Fund shares are voted unless the unregistered Separate Account's Participating Insurance Company or the plan makes other arrangements. Additional information concerning voting rights of the participants in the Separate Accounts are more fully set forth in the Prospectus relating to those accounts issued by the Participating Insurance Companies.

Inquiries regarding the Trust may be made in writing to the Trust's office c/o Goldman Sachs, 85 Broad Street, New York, New York 10004. Holders of variable annuity contracts and variable life insurance policies issued by Participating Insurance Companies for which shares of the Funds are the investment vehicle will receive from the Participating Insurance Companies unaudited semi-annual financial statements and year-end financial statements audited by the Trust's independent public accountants. Each report will show the investments owned by the Funds and the market values of the investments and will provide other information about the Funds and their operations.

The Trust does not intend to hold annual meetings of shareholders. However, shareholders may, under certain circumstances, as permitted by the Act, communicate with other shareholders in connection with requiring a special meeting of shareholders. The Trustees will call a special meeting of shareholders for the purpose of electing Trustees if, at any time, less than a majority of Trustees holding office at the time were elected by shareholders.

In the interest of economy and convenience, the Trust does not issue certificates representing the Funds' shares. Instead, the Transfer Agent maintains a record of each shareholder's ownership. Each shareholder receives confirmation of purchase and redemption orders from the Transfer Agent. Fund shares and any dividends and distributions paid by the Fund are reflected in account statements from the Transfer Agent.

EXPENSES

The Trust is responsible for the payment of its expenses. The expenses include, without limitation, management fees, custodial and transfer agency fees; brokerage fees and commissions; filing fees for the registration or qualification of the Trust's shares under federal or state securities laws; organizational expenses; fees and expenses incurred by the Trust in connection with membership in investment company organizations; taxes; interest; costs of liability insurance, fidelity bonds or indemnification; any costs, expenses or losses arising out of any liability of, or claim for damages or other relief asserted against, the Trust for violation of any law; legal and auditing fees and expenses; expenses of preparing and setting in type prospectuses, Additional Statements, proxy material, reports and notices and the printing and distributing of the same to the Trust's shareholders and regulatory authorities; compensation and expenses of the Trust's "non-interested" Trustees; and extraordinary expenses, if any, incurred by the Trust.

The imposition of the Investment Adviser's fee, as well as other operating expenses, will have the effect of reducing the total return to investors. From time to time, the Investment Adviser may waive receipt of its fees and/or voluntarily assume certain expenses of a Fund, which would have the effect of lowering that Fund's overall expense ratio and increasing total return to investors at the time such amounts are waived or assumed, as the case may be.

TAXATION

Each Fund is treated as a separate corporate entity for tax purposes. Each Fund intends to elect to be treated as a regulated investment company and each Fund intends to qualify for such treatment for each taxable year under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). To qualify as such, a Fund must satisfy certain requirements relating to the sources of its income, diversification of its assets and distribution of its income to shareholders. As a regulated investment company, a Fund will not be subject to federal income or excise tax on any net investment income and net realized capital gains that are distributed to its shareholders in accordance with certain timing requirements of the Code. If for any taxable year a Fund does not qualify for the special federal tax treatment afforded regulated investment companies, all of the Fund's taxable income would be subject to tax at regular corporate rates without any deduction for distributions to shareholders. In such event, a Fund's distributions to Separate Accounts holding shares of the Fund would be taxable as ordinary income to the extent of the Fund's current and accumulated earnings and profits. A failure of a Fund to qualify as a regulated investment company also could result in the loss of the tax-favored status of variable annuity contracts and variable life insurance policies that are funded by a Separate Account which invests in the Fund.

Under Code Section 817(h), a Separate Account upon which a variable annuity contract or variable life insurance policy is based must be "adequately diversified." A Separate Account will be adequately diversified if it complies with certain diversification tests set forth in Treasury regulations. If a regulated investment company satisfies certain conditions relating to the ownership of its shares, a Separate Account investing in such investment company will be entitled to treat its pro rata portion of each asset of the investment company as an asset for purposes of these diversification tests. Each Fund of the Trust intends to meet these ownership conditions and to comply with the diversification tests noted above. Accordingly, a Separate Account investing solely in shares of a Fund will be adequately diversified. However, a failure of a Fund to meet such conditions and to comply with such tests could cause the owners of variable annuity contracts and variable life insurance policies based on such Account to recognize ordinary income each year in the amount of any net appreciation of such contract or policy during the year

--------------------------------------------------------------------------------
(including the annual cost of life insurance, if any, provided under such policy). For additional discussion regarding Separate Account diversification see the Additional Statement.

Provided that a Fund and a Separate Account investing in the Fund satisfy the above requirements, any distributions from the Fund to such Account will be exempt from current federal income taxation to the extent that such distributions accumulate in a variable annuity contract or a variable life insurance contract.

Persons investing in a variable annuity or variable life insurance contract should refer to the prospectus with respect to such contract for further tax information.

The foregoing discussion of federal income tax consequences is based on tax laws and regulations in effect on the date of this Prospectus and is subject to change by legislative or administrative action. Each prospective investor should consult his or her own tax adviser as to the tax consequences of investments in the Funds.

ADDITIONAL INFORMATION

The Investment Advisers, Distributor, and/or their affiliates may, from time to time, pay compensation from their own assets (and not as an additional charge to the Funds) to Participating Insurance Companies for administrative services that such Companies provide to their variable annuity and variable life insurance contract owners who are invested in the Funds. In addition, the Investment Advisers, Distributor, and/or their affiliates may, from time to time, pay compensation from their own assets (and not as an additional charge to the Funds) to various securities dealers (including affiliates of Participating Insurance Companies) that distribute variable annuity contracts and/or variable life insurance contracts of such Companies in connection with the sale, distribution and/or servicing of such contracts and, subject to applicable NASD rules, contribute to various cash and non-cash incentive arrangements to promote the sale of such contracts.

The term "a vote of the majority of the outstanding shares" of a Fund means the vote of the lesser of (i) 67% or more of the shares present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of the outstanding shares of the Fund.

As used in this Prospectus, the term "Business Day" means any day the New York Stock Exchange is open for trading, which is Monday through Friday except for holidays. The New York Stock Exchange is closed on the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day (observed), Good Friday, Memorial Day (observed), Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

DIVIDENDS

Dividends from net investment income are declared and paid by each Fund at least annually, and will constitute all or substantially all of each Fund's net investment income. Each Fund will also pay dividends from net realized capital gains, reduced by available capital losses, at least annually. All dividends and capital gain distributions will be automatically reinvested in additional shares of a Fund at the net asset value of such shares on the payment date, unless a Separate Account is permitted to hold cash and elects to receive payment in cash. From time to time, a portion of a Fund's dividends may constitute a return of capital.

PURCHASE AND REDEMPTION OF SHARES

Investors may purchase or redeem shares of the Funds through variable annuity contracts and variable life insurance policies offered through the Separate Accounts of Participating Insurance Companies. You should refer to the prospectus of the Participating Insurance Company's Separate Account for information on how to purchase a variable annuity contract or variable life insurance policy, how to select specific Funds of the Trust as investment options for your contract or policy and how to redeem monies from the Trust.

The Separate Accounts of the Participating Insurance Companies place orders to purchase and redeem shares of the Funds based on, among other things, the amount of premium payments to be invested and the amount of surrender and transfer requests (as defined in the prospectus describing the variable annuity contracts and variable life insurance policies issued by the Participating Insurance Companies) to be effected on that day pursuant to variable annuity contracts and variable life insurance policies. Orders received by the Trust are effected on Business Days. The Separate Accounts purchase and redeem shares of each Fund at the Fund's net asset value per share calculated as of that same day although such purchases and redemptions may be executed the next morning. Redemption proceeds paid by wire transfer will normally be wired in federal funds on the next business day after the Trust receives actual notice of the redemption order, but may be paid up to three business days after receipt of actual notice of the order. The Trust may suspend the right of redemption under certain extraordinary circumstances in accordance with the rules of the SEC. In addition, each Fund reserves the right to suspend the offering of its shares for a period of time, and reserves the right to reject any specific purchase order.

The Funds do not assess any fees when they sell or redeem their shares. Surrender charges, mortality and expense risk fees and other charges may be assessed by Participating Insurance Companies under the variable annuity contracts or variable life insurance policies. These fees should be described in the Participating Insurance Companies' prospectuses.

--------------------------------------------------------------------------------

The Trust may offer shares of one or more of the Funds (including new Funds that might be added to the Trust) to unregistered Separate Accounts of various Participating Insurance Companies, through which variable annuity contracts and variable life insurance policies are sold solely to qualified pension and profit-sharing plans or sold in non-public offerings. The Trust may also, in the future, offer shares of one or more of the Funds directly to qualified pension and profit-sharing plans.

Shares of the Funds may be sold to and held by Separate Accounts that fund variable annuity and variable life insurance contracts issued by unaffiliated Participating Insurance Companies. The sale of Fund shares to these unaffiliated Separate Accounts may present certain conflicts of interests among variable annuity owners, variable life insurance policy owners and plan investors. The Trust's Board of Trustees will monitor the Trust for the existence of any material irreconcilable conflict of interest. The Trust does not currently anticipate offering shares directly to qualified pension and profit sharing plans. In addition, the Trust currently does not foresee any disadvantages to the holders of variable annuity contracts and variable life insurance policies arising from the fact that interests of the holders of variable annuity contracts and variable life insurance policies may differ due to differences of tax treatment or other considerations or due to conflicts among the unaffiliated Participating Insurance Companies. If, however, a material unreconcilable conflict arises between the holders of variable annuity contracts and variable life insurance policies of unaffiliated Participating Insurance Companies, a Participating Insurance Company may be required to withdraw the assets allocable to some or all of the Separate Accounts from the Funds. Any such withdrawal could disrupt orderly portfolio management to the potential detriment of such holders. The variable annuity contracts and variable life insurance policies are described in the separate prospectuses issued by the Participating Insurance Companies.

                                                  GOLDMAN SACHS ASSET MANAGEMENT
                                                              One New York Plaza
                                                        New York, New York 10004

                                                            GOLDMAN, SACHS & CO.
                                                                     Distributor
                                                                 85 Broad Street
                                                        New York, New York 10004

                                                            GOLDMAN, SACHS & CO.
                                                                  Transfer Agent
                                                                4900 Sears Tower
                                                         Chicago, Illinois 60606

                                             STATE STREET BANK AND TRUST COMPANY
                                                                       Custodian
                                                             1776 Heritage Drive
                                               North Quincy, Massachusetts 02171

                                                             ARTHUR ANDERSEN LLP
                                                  Independent Public Accountants
                                                             225 Franklin Street
                                                     Boston, Massachusetts 02110

                                               Toll Free (in U.S.): 800-292-4726


  505538                                                              Prospectus

                                    PART B
                      STATEMENT OF ADDITIONAL INFORMATION

                    GOLDMAN SACHS CORE LARGE CAP VALUE FUND
                 GOLDMAN SACHS CORE INTERNATIONAL EQUITY FUND
                 GOLDMAN SACHS SHORT DURATION GOVERNMENT FUND
                 GOLDMAN SACHS CONSERVATIVE STRATEGY PORTFOLIO
                   GOLDMAN SACHS BALANCED STRATEGY PORTFOLIO
              GOLDMAN SACHS GROWTH AND INCOME STRATEGY PORTFOLIO
                    GOLDMAN SACHS GROWTH STRATEGY PORTFOLIO
              GOLDMAN SACHS AGGRESSIVE GROWTH STRATEGY PORTFOLIO
            (PORTFOLIOS OF GOLDMAN SACHS VARIABLE INSURANCE TRUST)


                              One New York Plaza
                           New York, New York 10004

  This Statement of Additional Information (the "Additional Statement") is not a Prospectus. This Additional Statement should be read in conjunction with the prospectuses for Goldman Sachs CORE Large Cap Value Fund, Goldman Sachs CORE International Equity Fund, Goldman Sachs Short Duration Government Fund, Goldman Sachs Conservative Strategy Portfolio, Goldman Sachs Balanced Strategy Portfolio, Goldman Sachs Growth and Income Strategy Portfolio, Goldman Sachs Growth Strategy Portfolio and Goldman Sachs Aggressive Growth Strategy Portfolio each dated March 1, 1999 as amended and/or supplemented from time to time (the "Prospectuses"), which may be obtained without charge from Goldman, Sachs & Co. by calling the telephone number, or writing to one of the addresses, listed below.



The date of this Additional Statement is March 1, 1999.

GOLDMAN SACHS ASSET MANAGEMENT                                        GOLDMAN, SACHS & CO.
Adviser to:                                                           Transfer Agent
Goldman Sachs CORE Large Cap Value Fund                               4900 Sears Tower
Goldman Sachs CORE International Equity Fund                          Chicago, IL 60606
Goldman Sachs Short Duration Government Fund
Goldman Sachs Conservative Strategy Portfolio
Goldman Sachs Balanced Strategy Portfolio                             GOLDMAN, SACHS & CO.
Goldman Sachs Growth and Income Strategy Portfolio                    Distributor
Goldman Sachs Growth Strategic Portfolio                              85 Broad Street
Goldman Sachs Aggressive Growth Strategy Portfolio                    New York, New York 10004
One New York Plaza
New York, New York 10004





                         Toll free.......800-292-4726

                               TABLE OF CONTENTS

                                                                Page
                                                                ----


INTRODUCTION................................................     B-1

INVESTMENT OBJECTIVES AND POLICIES..........................     B-2

DESCRIPTION OF INVESTMENT SECURITIES AND PRACTICES..........     B-19

MANAGEMENT..................................................     B-67

PORTFOLIO TRANSACTIONS AND BROKERAGE........................     B-85

NET ASSET VALUE.............................................     B-87

PERFORMANCE INFORMATION.....................................     B-89

SHARES OF THE TRUST.........................................     B-93

TAXATION....................................................     B-96

OTHER INFORMATION...........................................     B-99

APPENDIX A..................................................      A-1

APPENDIX B..................................................      B-1

                                 INTRODUCTION

    Goldman Sachs Variable Insurance Trust (the "Trust") is an open-end, management investment company. Shares of the Trust may be purchased and held by the separate accounts ("Separate Accounts") of participating life insurance companies ("Participating Insurance Companies") for the purpose of funding variable annuity contracts and variable life insurance policies. Shares of the Trust are not offered directly to the general public. The following series of the Trust are described in this Additional Statement: Goldman Sachs CORE Large Cap Value Fund ("CORE Large Cap Value Fund") and Goldman Sachs CORE International Equity Fund ("CORE International Equity Fund") (collectively referred to herein as the "CORE Funds"); Goldman Sachs Short Duration Government Fund ("Short Duration Government Fund"); and Goldman Sachs Conservative Strategy Portfolio ("Conservative Strategy Portfolio"), Goldman Sachs Balanced Strategy Portfolio ("Balanced Strategy Portfolio"), Goldman Sachs Growth and Income Strategy Portfolio ("Growth and Income Strategy Portfolio"), Goldman Sachs Growth Strategy Portfolio ("Growth Strategy Portfolio") and Goldman Sachs Aggressive Growth Strategy Portfolio ("Aggressive Growth Strategy Portfolio") (collectively referred to herein as the "Asset Allocation Portfolios" and collectively with the CORE Funds and the Short Duration Government Fund referred to herein as the "Funds"). Other series of the Trust are described in a separate Additional Statement.

    Each Fund is a series of Goldman Sachs Variable Insurance Trust, which was formed under the laws of the state of Delaware on September 16, 1997. The Trustees have authority under the Trust's charter to create and classify shares of beneficial interests in separate series and to classify and reclassify any series or portfolio of shares into one or more classes, without further action by shareholders. Additional series may be added in the future. Each Fund is a separately managed, diversified mutual fund with its own investment objectives and policies. Each Asset Allocation Portfolio has been constructed as a "fund of funds," which means that it pursues its investment objective primarily by allocating its investments among other investment portfolios (the "Underlying Funds") of the Trust (including the CORE Funds and Short Duration Government Fund described in this Additional Statement) and of Goldman Sachs Trust, a separately registered open-end investment company ("GST").

    Goldman Sachs Asset Management ("GSAM"), a separate operating division of Goldman, Sachs & Co. ("Goldman Sachs"), serves as investment adviser to the Funds. GSAM is referred to herein as the "Adviser." Goldman Sachs serves as each Fund's distributor and transfer agent. Each Fund's custodian is State Street Bank and Trust Company ("State Street").

                      INVESTMENT OBJECTIVES AND POLICIES

    Each of the Funds' share price will fluctuate with market, economic and, to the extent applicable, foreign exchange conditions, so that an investment in any of those Funds may be worth more or less when redeemed than when purchased. There is no assurance that any Fund will achieve its objective.

            CORE Large Cap Value and CORE International Equity Funds

    Under normal circumstances, these Funds will invest at least 90% of their total assets in equity securities.

    The investment strategy of the CORE Large Cap Value and CORE International Equity Funds will be implemented to the extent it is consistent with maintaining a Fund's qualification as a regulated investment company under the Internal Revenue Code.

    Since normal settlement for equity securities is three trading days (for certain international markets settlement may be longer), the Funds will need to hold cash balances to satisfy shareholder redemption requests. Such cash balances will normally range from 2% to 5% of a Fund's net assets. The CORE Large Cap Value Fund may purchase futures contracts only with respect to a representative index in order to keep the Fund's effective equity exposure close to 100%. The CORE International Equity Fund may purchase other types of futures contracts as described under "Investment Policies Futures Contracts and Options on Futures Contracts."

    The Multifactor Models. The Multifactor Models are rigorous computerized rating systems for evaluating different equity markets, currencies and individual equity securities according to a variety of investment characteristics (or factors). The factors used by the Multifactor Models incorporate many variables studied by traditional fundamental analysts and cover measures of value, growth, momentum, risk (e.g. price/earnings ratio, book/price ratio, growth forecasts, earning estimate revisions, price momentum, volatility and earnings stability). All of these factors have been shown to significantly impact the performance of the equity securities, currencies and markets they were designated to forecast.

    Because they include many disparate factors, the Adviser believes that the Multifactor Models are broader in scope and provide a more thorough evaluation than most conventional, value-oriented quantitative models. As a result, the securities, currencies and markets ranked highest by the Multifactor Models do not have one dominant investment characteristic (such as a low price/earnings ratio); rather, such securities or markets possess many different investment characteristics. By using a variety of relevant factors to select securities, currencies or markets, the Adviser believes that the Fund will be better balanced and have more consistent performance than an investment portfolio that uses only one or two factors to select such investments.

    The Adviser will monitor, and may occasionally suggest and make changes to, the method by which securities, currencies or markets are selected for or weighted in a Fund. Such changes (which may be the result of changes in the Multifactor Models or the method of applying the

Multifactor Models) may include: (i) evolutionary changes to the structure of the Multifactor Models (e.g., the addition of new factors or a new means of weighting the factors); (ii) changes in trading procedures (e.g., trading frequency or the manner in which a Fund uses futures); or (iii) changes in the method by which securities, currencies or markets are weighted in a Fund. Any such changes will preserve a Fund's basic investment philosophy of combining qualitative and quantitative methods of selecting securities using a disciplined investment process.

                        Short Duration Government Fund

     Short Duration Government Fund is designed for investors who seek a high level of current income, relative stability of principal and the high credit quality of securities issued or guaranteed by the U.S. government, its agencies, instrumentalities or sponsored enterprises, without incurring the administrative and accounting burdens involved in direct investment.

     Market and economic conditions may affect the investments of the Short Duration Government Fund differently than the investments normally purchased by such investors. Relative to U.S. Treasury and non-fluctuating money market instruments, the market value of adjustable rate mortgage securities in which the Short Duration Government Fund may invest may be adversely affected by increases in market interest rates. Conversely, decreases in market interest rates may result in less capital appreciation for adjustable rate mortgage securities in relation to U.S. Treasury and money market investments.

     High Current Income.  The Short Duration Government Fund seeks a higher
     -------------------
current yield than that offered by money market funds or by bank certificates of deposit and money market accounts. However, the Short Duration Government Fund does not maintain a constant net asset value per share and is subject to greater fluctuations in the value of its shares than a money market fund. Unlike bank certificates of deposit and money market accounts, investments in shares of the Short Duration Government Fund are not insured or guaranteed by any government agency. The Short Duration Government Fund seeks to provide such high current income without sacrificing credit quality.

     Relative Low Volatility of Principal.  The Short Duration Government Fund
     -------------------------------------
seeks to minimize net asset value fluctuations by utilizing certain interest rate hedging techniques and by maintaining a maximum duration of not more than three years. The duration target of the Short Duration Government Fund is that of the 2-year U.S. Treasury Security plus or minus .5 years. There is no assurance that these strategies for the Short Duration Government Fund will always be successful.

     Professional Management and Administration.  Investors who invest in
     -------------------------------------------
securities of the Government National Mortgage Association ("Ginnie Mae") and other mortgage-backed securities may prefer professional management and administration of their mortgage-backed securities portfolios. A well-diversified portfolio of such securities emphasizing minimal fluctuation of net asset value requires significant active management as well as significant accounting and administrative resources. Members of Goldman Sachs' highly skilled portfolio management team bring together many years of experience in the analysis, valuation and trading of U.S. fixed-income securities.

                          Asset Allocation Portfolios

     Normally, each of the Asset Allocation Portfolios will be predominantly invested in shares of the Underlying Funds. The following description provides additional information regarding the Underlying Funds and the types of investments that the Underlying Funds may make. Further information about the Underlying Funds and their respective investment objectives and policies is included in their Prospectuses and Additional Statements.

Description of Underlying Funds
-------------------------------

Goldman Sachs Variable Insurance Trust ("VIT") Growth and Income Fund

     Objectives.  This Fund seeks to provide investors with long-term growth of
     ----------
capital and growth of income.

     Primary Investment Focus.  This Fund invests, under normal circumstances,
     ------------------------
at least 65% of its total assets in equity securities that its investment adviser considers to have favorable prospects for capital appreciation and/or dividend-paying ability.

     Other.  This Fund may invest up to 35% of its total assets in fixed-income
     -----
securities that, in the opinion of its investment adviser, offer the potential to further the Fund's investment objectives. In addition, although the Fund will invest primarily in publicly traded U.S. securities, it may invest up to 25% of its total assets in foreign securities, including securities of issuers in Emerging Countries and securities quoted in foreign currencies.

VIT CORE U.S. Equity Fund

     Objective.  This Fund seeks to provide investors with long-term growth of
     ---------
capital and dividend income. The Fund seeks to achieve its objective through a broadly diversified portfolio of large cap and blue chip equity securities representing all major sectors of the U.S. economy.

     Primary Investment Focus.  This Fund invests, under normal circumstances,
     ------------------------
at least 90% of its total assets in equity securities of U.S. issuers, including certain foreign issuers that are traded in the United States. The Fund's investments are selected using both a variety of quantitative techniques and fundamental research in seeking to maximize the Fund's expected return, while maintaining risk, style, capitalization and industry characteristics similar to the S&P 500 Index. The Fund seeks a broad representation in most major sectors of the U.S. economy and a portfolio composed of companies with average long-term earnings growth expectations and dividend yields. The Fund's investments in fixed-income securities are limited to securities that are considered cash equivalents.

VIT CORE Large Cap Growth Fund

     Objective.  This Fund seeks to provide investors with long-term growth of
     ---------
capital. The Fund seeks to achieve its objective through a broadly diversified portfolio of equity securities of large cap U.S. issuers that are expected to have better prospects for earnings growth than the growth rate of the general domestic economy. Dividend income is a secondary consideration.

    Primary Investment Focus.  This Fund invests, under normal circumstances,
    ------------------------
at least 90% of its total assets in equity securities of U.S. issuers, including certain foreign issuers that are traded in the United States. The Fund's investment adviser emphasizes a company's growth prospects in analyzing equity securities to be purchased by the Fund. The Fund's investments are selected using both a variety of quantitative techniques and fundamental research in seeking to maximize the Fund's expected return, while maintaining risk, style, capitalization and industry characteristics similar to the Russell 1000 Growth Index. The Fund seeks a portfolio composed of companies with above average capitalizations and earnings growth expectations and below average dividend yields. The Fund's investments in fixed-income securities are limited to securities that are considered cash equivalents.

VIT CORE Large Cap Value Fund

    Objective.  This Fund seeks to provide investors with long-term growth of
    ---------
capital and dividend income. The Fund seeks to achieve its objective through a broadly diversified portfolio of equity securities of large cap U.S. issuers that are selling at low to modest valuations relative to general market measures such as earnings, book value and other fundamental accounting measures, and that are expected to have favorable prospects for capital appreciation and/or dividend-paying ability.

    Primary Investment Focus.  This Fund invests, under normal circumstances, at
    ------------------------
least 90% of its total assets in equity securities of U.S. issuers, including certain foreign issuers that are traded in the United States. The Fund's investments are selected using both a variety of quantitative techniques and fundamental research in seeking to maximize the Fund's expected return, while maintaining risk, style, capitalization and industry characteristics similar to the Russell 1000 Value Index. The Fund seeks a portfolio composed of companies with above average capitalizations and low to moderate valuations as measured by price/earnings ratios, book value and other fundamental accounting measures.
The Fund's investments in fixed-income securities are limited to securities that are considered cash equivalents.

VIT CORE Small Cap Equity Fund

    Objective.  This Fund seeks to provide investors with long-term growth of
    ---------
capital. The Fund seeks to achieve its objective through a broadly diversified portfolio of equity securities of U.S. issuers which are included in the Russell 2000 Index at the time of investment.

    Primary Investment Focus.  This Fund invests, under normal circumstances, at
    ------------------------
least 90% of its total assets in equity securities of U.S. issuers, including certain foreign issuers that are traded in the United States. The Fund's investments are selected using both a variety of quantitative techniques and fundamental research in seeking to maximize the Fund's expected return, while maintaining risk, style, capitalization and industry characteristics similar to the Russell 2000 Index. The Fund seeks a portfolio composed of companies with small market capitalizations, strong expected earnings growth and momentum, and better valuation and risk characteristics than the Russell 2000 Index. The Fund's investments in fixed-income securities are limited to securities that are considered cash equivalents.

  The Fund's investment adviser believes that companies in which the Fund may invest offer greater opportunity for growth of capital than larger, more mature, better known companies. Investments in small market capitalization issuers involve special risks. If the issuer of a portfolio security held by the Fund is no longer included in the Russell 2000 Index, the Fund may, but is not required to, sell the security.

VIT CORE International Equity Fund

  Objective.  This Fund seeks to provide investors with long-term growth of
  ---------
capital. The Fund seeks to achieve its objective through a broadly diversified portfolio of large cap equity securities of companies that are organized outside the United States or whose securities are principally traded outside the United States.

  Primary Investment Focus.  This Fund invests, under normal circumstances, at
  ------------------------
least 90% of its total assets in equity securities of companies that are organized outside the United States or whose securities are principally traded outside the United States. The Fund seeks broad representation of large cap issuers across major countries and sectors of the international economy. The Fund's investments are selected using both a variety of quantitative techniques and fundamental research in seeking to maximize the Fund's expected return, while maintaining risk, style, capitalization and industry characteristics similar to the EAFE Index. In addition, the Fund seeks a portfolio composed of companies with attractive valuations and stronger momentum characteristics than the EAFE Index.

  The Fund may allocate its assets among countries as determined by its investment adviser from time to time, provided the Fund's assets are invested in at least three foreign countries. The Fund may invest in securities of issuers in Emerging Countries which involve certain risks which are not present in investments in more developed countries.

VIT Capital Growth Fund

  Objective.  This Fund seeks to provide investors with long-term growth of
  ---------
capital.

  Primary Investment Focus.  This Fund invests, under normal circumstances, at
  ------------------------
least 90% of its total assets in equity securities. The Fund seeks to achieve its investment objective by investing in a diversified portfolio of equity securities that are considered by its investment adviser to have long-term capital appreciation potential.

  Other.  Although this Fund will invest primarily in publicly traded U.S.
  -----
securities, it may invest up to 10% of its total assets in foreign securities, including securities of issuers in Emerging Countries and securities quoted in foreign currencies.

VIT Mid Cap Equity Fund

  Objective.  This Fund seeks to provide investors with long-term capital
  ---------
appreciation.

  Primary Investment Focus.  This Fund invests, under normal circumstances,
  ------------------------
substantially all of its assets in equity securities and at least 65% of its total assets in equity securities of Mid-Cap Companies with public stock market capitalizations (based upon shares available for trading on an unrestricted basis) within the range of the market capitalization of companies constituting the Russell Midcap Index at the time of investment (currently between $400 million and $16 billion). If the capitalization of an issuer increases above $16 billion after purchase of such issuer's securities, the Fund may, but is not required to, sell the securities. Dividend income, if any, is an incidental consideration.

  Other.  This Fund may invest up to 35% of its total assets in fixed-income
  -----
securities. In addition, although the Fund will invest primarily in publicly traded U.S. securities, it may invest up to 25% of its total assets in foreign securities, including securities of issuers in Emerging Countries and securities quoted in foreign currencies.

VIT International Equity Fund

  Objective.  This Fund seeks to provide investors with long-term capital
  ---------
appreciation.

  Primary Investment Focus.  This Fund invests, under normal circumstances,
  ------------------------
substantially all, and at least 65%, of its total assets in equity securities of companies that are organized outside the United States or whose securities are principally traded outside the United States. The Fund may allocate its assets among countries as determined by its investment adviser from time to time provided that the Fund's assets are invested in at least three foreign countries. The Fund expects to invest a substantial portion of its assets in the securities of issuers located in the developed countries of Western Europe and in Japan. However, the Fund may also invest in the securities of issuers located in Australia, Canada, New Zealand and Emerging Countries. Many of the countries in which the Fund may invest have emerging markets or economies which involve certain risks which are not present in investments in more developed countries. The Fund intends to invest in companies with public stock market capitalizations that are larger than those in which the International Small Cap Fund primarily intends to invest.

  Other.  Up to 35% of the Fund's total assets may be invested in fixed-income
  -----
securities.

VIT Short Duration Government Fund

  Objective.  This Fund seeks to provide a high level of current income.
  ---------
Secondarily, the Fund may, in seeking current income, also consider the potential for capital appreciation.

  Duration.  Under normal interest rate conditions, the Fund's duration is
  --------
expected to be equal to that of the Fund's benchmark, the two-year U.S. Treasury security, plus or minus .5 years. In addition, under normal interest rate conditions, the Fund's maximum duration will not exceed three years. The approximate interest rate sensitivity of the Fund is expected to be comparable to a two-year U.S. Treasury Note

  Investment Sector.  This Fund invests, under normal market conditions, at
  -----------------
least 65% of its total assets in U.S. Government Securities and in repurchase agreements collateralized by such securities. Substantially all of the Fund's assets will be invested in U.S. Government Securities. 100% of the Fund's portfolio will be invested in U.S. dollar-denominated securities.

  Credit Quality.  This Fund invests in U.S. Government Securities and
  --------------
repurchase agreements collateralized by such securities.

  Other.  This Fund may employ certain active management techniques to manage
  -----
its duration and term structure and to seek to enhance returns. These techniques include, but are not limited to, the use of financial futures contracts, option contracts (including options on futures), mortgage and interest rate swaps and interest rate floors, caps and collars. The Fund may also employ other investment techniques to seek to enhance returns, such as lending portfolio securities and entering into mortgage dollar rolls, repurchase agreements and other investment practices.

VIT Global Income Fund

  Objective.  This Fund seeks to provide investors with a high total return,
  ---------
emphasizing current income, and, to a lesser extent, providing opportunities for capital appreciation.

  Duration.  Under normal interest rate conditions, the Fund's duration is
  --------
expected to be equal to that of the Fund's benchmark, the J.P. Morgan Global Government Bond Index (hedged), plus or minus 2.5 years. In addition, under normal interest rate conditions, the Fund's maximum duration will not exceed 7.5 years. The approximate interest rate sensitivity of the Fund is expected to be comparable to a six-year government bond.

  Investment Sector.  The Fund invests primarily in a portfolio of high quality
  -----------------
fixed-income securities of U.S. and foreign issuers and enters into transactions in foreign currencies. Under normal market conditions, the Fund will (i) have at least 30% of its total assets, after considering the effect of currency positions, denominated in U.S. dollars and (ii) invest in securities of issuers in at least three countries. The Fund may also invest up to 10% of its total assets in issuers in countries with emerging markets and economies. The Fund seeks to meet its investment objective by pursuing investment opportunities in foreign and domestic fixed-income securities markets and by engaging in currency transactions to seek to enhance returns and to seek to hedge its portfolio against currency exchange rate fluctuations.

  The fixed-income securities in which the Fund may invest include: (i) U.S. Government Securities and custodial receipts therefor; (ii) securities issued or guaranteed by a foreign government or any of its political subdivisions, authorities, agencies, instrumentalities or by supranational entities (i.e., international organizations designated or supported by governmental entities to promote economic reconstruction or development, such as the World Bank); (iii) corporate debt securities; (iv) certificates of deposit and bankers' acceptances issued or guaranteed by, or time deposits maintained at, U.S. or foreign banks (and their branches wherever located) having total assets of more than $1 billion; (v) commercial paper; and (vi) Mortgage-Backed and Asset-Backed Securities.

  Credit Quality.  All securities purchased by the Fund will be rated, at the
  --------------
time of investment, at least BBB or Baa by an a Nationally Recognized Statistical Rating Organization ("NRSRO"). However, the Fund will invest at least 50% of its total assets in securities rated, at the time of investment, AAA or Aaa by an NRSRO. Unrated securities will be determined by the investment adviser to be of comparable quality. Fixed-income securities rated BBB or Baa are considered medium-grade obligations with speculative characteristics, and adverse economic conditions or changing circumstances may weaken their issuers' capacity to pay interest and repay principal.

  Other.  This Fund may employ certain active management techniques to manage
  -----
its duration and term structure, to seek to hedge its exposure to foreign currencies and to seek to enhance returns. These techniques include, but are not limited to, the use of financial futures contracts, option contracts (including options on futures), forward foreign currency exchange contracts, currency options and futures, currency, mortgage, and interest rate swaps and interest rate floors, caps and collars. Currency management techniques involve risks different from those associated with investing solely in U.S. dollar-denominated fixed-income securities of U.S. issuers. It is expected that the Fund will use certain currency techniques to seek to hedge against currency exchange rate fluctuations or to seek to increase total return. While the Fund will have both long and short currency positions, its net long and short foreign currency exposure will not exceed the value of the Fund's total assets. To the extent that the Fund is fully invested in foreign securities while also maintaining currency positions, it may be exposed to greater combined risk. The Fund's net currency positions may expose it to risks independent of its securities positions. The Fund may also employ other investment techniques to seek to enhance returns, such as lending portfolio securities and entering into mortgage dollar rolls, repurchase agreements and other investment practices.

  The Fund may invest more than 25% of its total assets in the securities of corporate and governmental issuers located in each of Canada, Germany, Japan, and the United Kingdom as well as in the securities of U.S. issuers. Concentration of the Fund's investments in such issuers will subject the Fund, to a greater extent than if investment was more limited, to the risks of adverse securities markets, exchange rates and social, political or economic events which may occur in those countries. Not more than 25% of the Fund's total assets will be invested in securities of issuers in any other single foreign country.

Goldman Sachs Trust ("GST")  Small Cap Value Fund

  Objective.  This Fund seeks to provide investors with long-term capital
  ---------
growth.

  Primary Investment Focus.  This Fund invests, under normal circumstances, at
  ------------------------
least 65% of its total assets in equity securities of companies with public stock market capitalizations of $1 billion or less at the time of investment. Under normal circumstances, the Fund's investment horizon for ownership of stocks will be two to three years. Dividend income, if any, is an incidental consideration. If the market capitalization of a company held by the Fund increases above the amount stated above, the Fund may, consistent with its investment objective, continue to hold the security.

  Small Capitalization Companies.  This Fund invests in companies which its
  ------------------------------
investment adviser believes are well managed niche businesses that have the potential to achieve high or improving returns on capital and/or above average sustainable growth. The Fund may invest in securities of small market capitalization companies which may have experienced financial difficulties. Investments may also be made in companies that are in the early stages of their life and that the Fund's investment adviser believes have significant growth potential. The investment adviser believes that the companies in which the Fund may invest offer greater opportunity for growth of capital than larger, more mature, better known companies. However, investments in such small market capitalization companies involve special risks.

  Other.  This Fund may invest in the aggregate up to 35% of its total assets in
  -----
the equity securities of companies with public stock market capitalizations in excess of $1 billion at the time of investment and in fixed-income securities. In addition, although the Fund will invest primarily in publicly traded U.S. securities, it may invest up to 25% of its total assets in foreign securities, including securities of issuers in Emerging Countries and securities quoted in foreign currencies.

GST Emerging Markets Equity Fund

  Objective.  This Fund seeks to provide investors with long-term capital
  ---------
appreciation.

  Primary Investment Focus.  This Fund invests, under normal market
  ------------------------
circumstances, substantially all, and at least 65%, of its total assets in equity securities of Emerging Country issuers. For purposes of the Fund's investment policies, Emerging Countries are countries with economies or securities markets that are considered by the Fund's investment adviser not to be fully developed. The investment adviser may consider classifications by the World Bank, the International Finance Corporation or the United Nations and its agencies in determining whether a country is emerging or developed. Currently, Emerging Countries include, among others, most Latin American, African, Asian and Eastern European nations. The Fund's investment adviser currently intends that the Fund's investment focus will be in the following Emerging Countries:
Argentina, Botswana, Brazil, Chile, China, Colombia, the Czech Republic, Egypt, Greece, Hong Kong, Hungary, India, Indonesia, Israel, Jordan, Kenya, Malaysia, Mexico, Morocco, Pakistan,

Peru, the Philippines, Poland, Portugal, Russia, Singapore, South Africa, South Korea, Sri Lanka, Taiwan, Thailand, Turkey, Venezuela and Zimbabwe.

  An Emerging Country issuer is any entity that satisfies at least one of the following criteria: (i) it derives 50% or more of its total revenue from goods produced, sales made or services performed in one or more Emerging Countries;
(ii) it is organized under the laws of, or has a principal office in, an Emerging Country; (iii) it maintains 50% or more of its assets in one or more of the Emerging Countries; or (iv) the principal securities trading market for a class of its securities is in an Emerging Country.

  Investments in Emerging Countries involve certain risks which are not present in investments in more developed countries. The Fund may purchase privately placed equity securities, equity securities of companies that are in the process of being privatized by foreign governments, securities of issuers that have not paid dividends on a timely basis, equity securities of issuers that have experienced difficulties, and securities of companies without performance records.

  Other.  Under normal circumstances, this Fund maintains investments in at
  -----
least six Emerging Countries, and will not invest more than 35% of its total assets in securities of issuers in any one Emerging Country. Allocation of the Fund's investments will depend upon the relative attractiveness of the Emerging Country markets and particular issuers. In addition, macro-economic factors and the portfolio managers' and Goldman Sachs economists' views of the relative attractiveness of Emerging Countries and currencies are considered in allocating the Fund's assets among Emerging Countries. Concentration of the Fund's assets in one or a few Emerging Countries and currencies will subject the Fund to greater risks than if the Fund's assets were not geographically concentrated. The Fund may invest in the aggregate up to 35% of its total assets in (i) fixed-income securities of private and governmental Emerging Country issuers; and (ii) equity and fixed-income securities of issuers in developed countries.

GST Asia Growth Fund

  Objective.  This Fund seeks to provide investors with long-term capital
  ---------
appreciation.

  Primary Investment Focus.  This Fund invests, under normal market
  ------------------------
circumstances, substantially all, and at least 65%, of its total assets in equity securities of companies that satisfy at least one of the following criteria: (i) their securities are traded principally on stock exchanges in one or more of the Asian countries; (ii) they derive 50% or more of their total revenue from goods produced, sales made or services performed in one or more of the Asian countries; (iii) they maintain 50% or more of their assets in one or more of the Asian countries; or (iv) they are organized under the laws of one of the Asian countries. The Fund seeks to achieve its objective by investing primarily in equity securities of Asian companies which are considered by the Fund's investment adviser to have long-term capital appreciation potential.
Many of the countries in which the Fund may invest have emerging markets or economies which involve certain risks which are not present in investments in more developed countries. The Fund may purchase equity securities of issuers that have not paid dividends on a timely basis, securities of companies that have experienced difficulties, and securities of companies without performance records.

  Other.  This Fund may allocate its assets among the Asian countries as
  -----
determined from time to time by its investment adviser. For purposes of the Fund's investment policies, Asian countries are China, Hong Kong, India, Indonesia, Malaysia, Pakistan, the Philippines, Singapore, South Korea, Sri Lanka, Taiwan and Thailand as well as any other country in Asia (other than Japan) to the extent that foreign investors are permitted by applicable law to make such investments. Allocation of the Fund's investments will depend upon the Fund's investment adviser's view of relative attractiveness of the Asian markets and particular issuers. For example, on January 31, 1998 (the end of the Fund's last fiscal year), more than 35% of the Fund's assets were invested in securities traded in Hong Kong. Concentration of the Fund's assets in one or a few of the Asian countries and Asian currencies will subject the Fund to greater risks than if the Fund's assets were not geographically concentrated. The Fund may invest in the aggregate up to 35% of its total assets in equity securities of issuers in other countries, including Japan, and in fixed-income securities.

GST Real Estate Securities Fund

  Objective.  This Fund seeks to provide investors with total return comprised
  ---------
of long-term growth of capital and dividend income.

  Primary Investment Focus.  This Fund will invest, under normal circumstances,
  ------------------------
substantially all, and at least 80%, of its total assets in issuers that are primarily engaged in or related to the real estate industry. The Fund seeks to achieve its investment objective by investing in a diversified portfolio of equity securities of REITs and other real estate industry companies. A "real estate industry company" is a company that derives at least 50% of its gross revenues or net profits from the ownership, development, construction, financing, management or sale of commercial, industrial or residential real estate or interests therein.

  Shares of REITs.  The Fund may invest without limitation in shares of REITs.
  ---------------
REITs are pooled investment vehicles which invest primarily in income producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Similar to investment companies such as the Fund, REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Internal Revenue Code of 1986, as amended (the "Code"). The Fund will indirectly bear its proportionate share of expenses incurred by REITs in which the Fund invests in addition to the expenses directly by the Fund.

  Other.  Under normal circumstances, this Fund may invest up to 20% of its
  -----
total assets in fixed-income securities that, in the opinion of its investment adviser, offer the potential to further the Fund's investment objectives. In addition, although the Fund will invest primarily in publicly traded U.S. securities, it may invest up to 15% of its net assets in foreign securities.

GST Japanese Equity Fund

  Objective.  This Fund seeks to provide investors with long-term capital
  ---------
appreciation.

  Primary Investment Focus.  The Fund invests, under normal circumstances,
  ------------------------
substantially all, and at least 65%, of its total assets in equity securities of Japanese companies. Japanese companies include those organized under the laws of Japan or whose shares are traded primarily on a Japanese stock exchange as well as those whose shares are registered with the Japan Securities Dealers Association for trading primarily on Japan's over-the-counter market. The Fund's concentration in Japanese companies will expose it to the risk of adverse social, political and economic events which occur in Japan or affect the Japanese markets.

  Other.  The Fund may invest in the aggregate up to 35% of its total assets in
  -----
equity securities of non-Japanese companies and in fixed-income securities.

GST European Equity Fund

  Objective.  This Fund seeks to provide investors with long-term capital
  ---------
appreciation.

  Primary Investment Focus.  The Fund invests, under normal market
  ------------------------
circumstances, substantially all, and at least 65%, of its total assets in equity securities of European companies. Because of its focus, the Fund will be more susceptible to European economic, market, political and local risks than a fund that is more geographically diversified. "European companies" are companies that satisfy at least one of the following criteria: (i) their securities are traded principally on stock exchanges in one or more of the European countries; (ii) they derive 50% or more of their total revenue from goods produced, sales made or services performed in one or more of the European countries; (iii) they maintain 50% or more of their assets in one or more of the European countries; or (iv) they are organized under the laws of a European country. The Fund may allocate its assets among different countries as determined by its investment adviser, provided that the Fund's assets are invested in at least three European countries. It is currently anticipated that a majority of the Fund's assets will be invested in the equity securities of large cap companies located in the developed countries of Western Europe. However, the Fund may also invest, without limit, in mid cap companies and small cap companies, as well as companies located in Emerging Countries in which the Emerging Markets Equity Fund may invest, including Eastern European countries and the states that formerly comprised the Soviet Union and Yugoslavia.

  Other.  The Fund may invest in the aggregate up to 35% of its total assets in
  -----
equity securities of non-European countries and in fixed-income securities.

GST International Small Cap Fund

  Objective.  This Fund seeks to provide investors with long-term capital
  ---------
appreciation.

  Primary Investment Focus.  The Fund invests, under normal market
  ------------------------
circumstances, substantially all, and at least 65%, of its total assets in equity securities of companies with public stock market capitalizations of $1 billion or less at the time of investment that are organized outside the U.S. or whose securities are principally traded outside the U.S. The Fund may allocate its assets among countries as determined by its investment adviser from time to time provided that the Fund's assets are invested in at least three foreign countries. The Fund expects to invest a substantial portion of its assets in small cap securities of companies in the developed countries of Western Europe, Japan and Asia. However, the Fund may also invest in the securities of issuers located in Australia, Canada, New Zealand and the Emerging Countries in which the Emerging Markets Equity Fund may invest. Many of the countries in which the Fund may invest have emerging markets economics which involve certain risks, which are not present in investments in more developed countries. If the market capitalization of a company held by the Fund increases above $1 billion, the Fund may, consistent with its investment objective, continue to hold the security.

  Other.  The Fund may invest in the aggregate up to 35% of its total assets in
  -----
equity securities of larger cap companies with public stock market capitalizations of more than $1 billion at the time of investment and in fixed-income securities.

GST Financial Square Prime Obligations Fund

  Objective.  This Fund seeks to maximize current income to the extent
  ---------
consistent with the preservation of capital and the maintenance of liquidity by investing exclusively in high quality money market instruments.

  Primary Investment Focus.  This Fund invests in securities of the U.S.
  ------------------------
Government, its agencies, authorities and instrumentalities, obligations of U.S. banks, commercial paper, and other short-term obligations of U.S. companies, states, municipalities and other entities and repurchase agreements. Securities purchased by the Fund will be determined by its investment adviser to present minimal credit risks, and will have remaining maturities (as determined in accordance with regulatory requirements) of 13 months or less at the time of purchase. The dollar-weighted average maturity of the Fund will not exceed 90 days.

  Other.  The investments of this Fund are limited by regulations applicable to
  -----
money market funds as described in its Prospectus, and do not include many of the types of investments discussed below that are permitted for the other Underlying Funds. Although this Fund attempts to maintain a stable net asset value of $1.00 per share, there is no assurance that it will be able to do so on a continuous basis. Like investments in the other Underlying Funds, an investment in this Fund is neither insured nor guaranteed by the U.S. Government or any governmental authority.

GST Adjustable Rate Government Fund

  Objective.  This Fund seeks to provide investors with a high level of current
  ---------
income, consistent with low volatility of principal.

  Duration.  Under normal interest rate conditions, the Fund's duration is
  --------
expected to be in a range approximately equal to that of a six-month to one-year U.S. Treasury security. In addition, under normal interest rate conditions, the Fund's maximum duration will not exceed two years. The approximate interest rate sensitivity of the Fund is expected to be comparable to a nine-month U.S. Treasury note.

  Investment Sector.  This Fund invests, under normal circumstances, at least
  -----------------
65% of its total assets in U.S. Government Securities that are adjustable rate mortgage pass-through securities and other mortgage securities with periodic interest rate resets. The remainder of the Fund's assets (up to 35%) may be invested in other U.S. Government Securities, including fixed rate mortgage pass-through securities, other securities representing an interest in or collateralized by adjustable rate and fixed rate mortgage loans ("Mortgage-Backed Securities") and repurchase agreements collateralized by U.S. Government Securities. Substantially all of the Fund's assets will be invested in U.S. Government Securities. 100% of the Fund's portfolio will be invested in U.S. dollar-denominated securities.

  Credit Quality.  This Fund invests in U.S. Government Securities and
  --------------
repurchase agreements collateralized by such securities.

  Other.  This Fund may employ certain active management techniques to manage
  -----
its duration and term structure and to seek to enhance returns. These techniques include, but are not limited to, the use of financial futures contracts, option contracts (including options on futures), mortgage and interest rate swaps and interest rate floors, caps and collars. The Fund may also employ other investment techniques to seek to enhance returns, such as lending portfolio securities and entering into mortgage dollar rolls, repurchase agreements and other investment practices.

GST Government Income Fund

  Objective.  This Fund seeks to provide investors with a high level of current
  ---------
income, consistent with safety of principal.

  Duration.  Under normal interest rate conditions, the Fund's duration is
  --------
expected to be equal to that of the Fund's benchmark, the Lehman Brothers Mutual Fund Government/Mortgage Index, plus or minus one year. In addition, under normal interest rate conditions, the Fund's maximum duration will not exceed six years. The approximate interest rate sensitivity of the Fund is expected to be comparable to a five-year U.S. Treasury note.

  Investment Sector.  This Fund invests, under normal circumstances, at least
  -----------------
65% of its total assets in U.S. Government Securities and in repurchase agreements collateralized by such securities. The remainder of the Fund's assets may be invested in non-government securities such as privately issued Mortgage-Backed Securities, Asset-Backed Securities and corporate securities. 100% of the Fund's portfolio will be invested in U.S. dollar-denominated securities.

  Credit Quality.  This Fund's non-U.S. Government Securities will be rated, at
  --------------
the time of investment, AAA or Aaa by an NRSRO or, if unrated, will be determined by the Fund's investment adviser to be of comparable quality.

  Other.  This Fund may employ certain active management techniques to manage
  -----
its duration and term structure and to seek to enhance returns. These techniques include, but are not limited to, the use of financial futures contracts, option contracts (including options on futures), mortgage, credit and interest rate swaps and interest rate floors, caps and collars. The Fund may also employ other investment techniques to seek to enhance returns, such as lending portfolio securities and entering into mortgage dollar rolls, repurchase agreements and other investment practices.

GST Core Fixed Income Fund

  Objective.  This Fund seeks to provide investors with a total return
  ---------
consisting of capital appreciation and income that exceeds the total return of the Lehman Brothers Aggregate Bond Index (the "Index").

  Duration.  Under normal interest rate conditions, the Fund's duration is
  --------
expected to be equal to that of the Fund's benchmark, the Lehman Brothers Aggregate Bond Index, plus or minus one year. In addition, under normal interest rate conditions, the Fund's maximum duration will not exceed six years. The approximate interest rate sensitivity of the Fund is expected to be comparable to a five-year U.S. Treasury note.

  Investment Sector.  This Fund invests, under normal circumstances, at least
  -----------------
65% of its total assets in fixed-income securities, including U.S. Government Securities, corporate debt securities, Mortgage-Backed Securities, and Asset-Backed Securities. The Fund may invest up to 25% of its total assets in obligations of domestic and foreign issuers which are denominated in currencies other than the U.S. dollar, 10% of which may be invested in issuers in countries with emerging markets and economies. A number of investment strategies will be used to achieve the Fund's investment objective, including market sector selection, determination of yield curve exposure, and issuer selection. In addition, the Fund's investment adviser will attempt to take advantage of pricing inefficiencies in the fixed-income markets.

  The Index currently includes U.S. Government Securities and fixed-rate, publicly issued, U.S. dollar-denominated fixed-income securities rated at least BBB or Baa by an NRSRO. Securities rated BBB or Baa are considered medium grade obligations with speculative characteristics, and adverse economic conditions or changing circumstances may weaken their issuers' capacity to pay interest and repay principal. The securities currently included in the

Index have at least one year remaining to maturity; have an outstanding principal amount of at least $100 million; and are issued by the following types of issuers, with each category receiving a different weighting in the Index:
U.S. Treasury; agencies, authorities or instrumentalities of the U.S. government; issuers of Mortgage-Backed Securities; utilities; industrial issuers; financial institutions; foreign issuers; and issuers of Asset-Backed Securities. The Index is a trademark of Lehman Brothers. Inclusion of a security in the Index does not imply an opinion by Lehman Brothers as to its attractiveness or appropriateness for investment. Although Lehman Brothers obtains factual information used in connection with the Index from sources which it considers reliable, Lehman Brothers claims no responsibility for the accuracy, completeness or timeliness of such information and has no liability to any person for any loss arising from results obtained from the use of the Index data.

  Credit Quality.  All U.S. dollar-denominated fixed-income securities purchased
  --------------
by the Fund will be rated, at the time of investment, at least BBB or Baa by an NRSRO or, if unrated, will be determined by the Fund's investment adviser to be of comparable quality. The non-U.S. dollar-denominated fixed-income securities in which the Fund may invest will be rated, at the time of investment, at least AA or Aa by an NRSRO or, if unrated, will be determined by the Fund's investment adviser to be of comparable quality. Fixed-income securities rated BBB or Baa are considered medium-grade obligations with speculative characteristics and adverse economic conditions or changing circumstances may weaken their issuers' capability to pay interest and repay principal.

  Other.  This Fund may employ certain active management techniques to manage
  -----
its duration and term structure, to seek to hedge its exposure to foreign currencies and to seek to enhance returns. These techniques include, but are not limited to, the use of financial futures contracts, option contracts (including options on futures), forward foreign currency exchange contracts, currency options and futures, currency, mortgage, credit and interest rate swaps and interest rate floors, caps and collars. Currency management techniques involve risks different from those associated with investing solely in U.S. dollar-denominated fixed-income securities of U.S. issuers. It is expected that the Fund will use certain currency techniques to seek to hedge against currency exchange rate fluctuations or to seek to increase total return. The Fund may invest in custodial receipts, Municipal Securities and convertible securities. The Fund may also employ other investment techniques to seek to enhance returns, such as lending portfolio securities and entering into mortgage dollar rolls, repurchase agreements and other investment practices.

GST High Yield Fund

  Objective.  This Fund seeks to provide investors with a high level of current
  ---------
income and may also consider the potential for capital appreciation.

  Duration.  Under normal interest rate conditions, the Fund's duration is
  --------
expected to be equal to that of the Fund's benchmark, the Lehman Brothers High Yield Bond Index, plus or minus 2.5 years. In addition, under normal interest rate conditions, the Fund's maximum duration will not exceed 7.5 years. The approximate interest rate sensitivity of the Fund is expected to be comparable to a 6-year U.S. Treasury note.

  Investment Sector.  This Fund invests, under normal circumstances, at least
  -----------------
65% of its total assets in high yield, fixed-income securities rated, at the time of investment, below investment grade. Non-investment grade securities are securities rated BB, Ba or below by an NRSRO, or, if unrated, determined by the investment adviser to be of comparable quality. The Fund may invest in all types of fixed-income securities, including senior and subordinated corporate debt obligations (such as bonds, debentures, notes and commercial paper), convertible and non-convertible corporate debt obligations, loan participations, custodial receipts, municipal securities and preferred stock. The Fund may invest up to 25% of its total assets in obligations of domestic and foreign issuers (including securities of issuers located in countries with emerging markets and economies) which are denominated in currencies other than the U.S. dollar. Under normal market conditions, the Fund may invest up to 35% of its total assets in investment grade fixed-income securities, including U.S. Government Securities, Asset-Backed and Mortgage-Backed Securities and corporate securities. The Fund may also invest in common stocks, warrants, rights and other equity securities, but will generally hold such equity investments only when debt or preferred stock of the issuer of such equity securities is held by the Fund. A number of investment strategies are used to seek to achieve the Fund's investment objective, including market sector selection, determination of yield curve exposure, and issuer selection. In addition, the Fund's investment adviser will attempt to take advantage of pricing inefficiencies in the fixed-income markets.

  Credit Quality.  This Fund invests primarily in high yield, fixed-income
  --------------
securities rated below investment grade, including securities of issuers in default. Non-investment grade securities (commonly known as "junk bonds") tend to offer higher yields than higher rated securities with similar maturities. Non-investment grade securities are, however, considered speculative and generally involve greater price volatility and greater risk of loss of principal and interest than higher rated securities. See "Description of Investment Securities and Practices." A description of the corporate bond and preferred stock ratings is contained in Appendix A to this Additional Statement.

  Other.  This Fund may employ certain active management techniques to manage
  -----
its duration and term structure, to seek to hedge its exposure to foreign securities and to seek to enhance returns. These techniques include, but are not limited to, the use of financial futures contracts, option contracts (including options on futures), forward foreign currency exchange contracts, currency options and futures, currency, mortgage, credit and interest rate swaps, and interest rate floors, caps and collars. Currency management techniques involve risks different from those associated with investing solely in U.S. dollar-denominated fixed-income securities of U.S. issuers. It is expected that the Fund will use certain currency techniques to seek to hedge against currency exchange rate fluctuations or to seek to increase total return. The Fund may also employ other investment techniques to seek to enhance returns, such as lending portfolio securities and entering into repurchase agreements and other investment practices.

               DESCRIPTION OF INVESTMENT SECURITIES AND PRACTICES

  This section describes in further detail certain investment securities and practices that are applicable to the CORE Funds, Short Duration Government Fund and other Underlying Funds. As stated in the Asset Allocation Portfolios' Prospectus, the Asset Allocation Portfolios may also invest a portion of their assets in high quality, short-term debt obligations and engage in certain other investment practices. The following description also applies to those securities and practices of the Asset Allocation Portfolios, as applicable.

  Corporate Debt Obligations
  --------------------------

  Each Underlying Fund (other than the Adjustable Rate Government and Short Duration Government Funds) may, under normal market conditions, invest in corporate debt obligations, including obligations of industrial, utility and financial issuers. CORE Large Cap Value, CORE U.S. Equity, CORE Large Cap Growth, CORE Small Cap Equity and CORE International Equity Funds may only invest in debt securities that are cash equivalents. Corporate debt obligations are subject to the risk of an issuer's inability to meet principal and interest payments on the obligations and may also be subject to price volatility due to such factors as market interest rates, market perception of the creditworthiness of the issuer and general market liquidity.

  Fixed-income securities rated BBB or Baa are considered medium-grade obligations with speculative characteristics, and adverse economic conditions or changing circumstances may weaken their issuers' capacity to pay interest and repay principal. Medium to lower rated and comparable non-rated securities tend to offer higher yields than higher rated securities with the same maturities because the historical financial condition of the issuers of such securities may not have been as strong as that of other issuers. Since medium to lower rated securities generally involve greater risks of loss of income and principal than higher rated securities, investors should consider carefully the relative risks associated with investment in securities which carry medium to lower ratings and in comparable unrated securities. In addition to the risk of default, there are the related costs of recovery on defaulted issues. The investment advisers of the Underlying Funds will attempt to reduce these risks through portfolio diversification and by analysis of each issuer and its ability to make timely payments of income and principal, as well as broad economic trends and corporate developments.

  Trust Preferreds.  The Government Income, Core Fixed Income, Global Income and
  ----------------
High Yield Funds may invest in trust preferred securities. A trust preferred or capital security is a long dated bond (for example 30 years) with preferred features. The preferred features are that payment of interest can be deferred for a specified period without initiating a default event. From a bondholder's viewpoint, the securities are senior in claim to standard preferred but are junior to other bondholders. From the issuer's viewpoint, the securities are attractive because their interest is deductible for tax purposes like other types of debt instruments.

  High Yield Securities.  Bonds rated BB or below by Standard & Poor's Ratings
  ---------------------
Group ("Standard & Poor's") or Ba or below by Moody's Investors Service, Inc. ("Moody's") (or comparable rated and unrated securities) are commonly referred to as "junk bonds" and are considered speculative. The ability of their issuers to make principal and interest payments may be questionable. In some cases, such bonds may be highly speculative, have poor prospects for reaching investment grade standing and be in default. As a result, investment in such bonds will entail greater risks than those associated with investment grade bonds (i.e., bonds rated AAA, AA, A or BBB by Standard and Poor's or Aaa, Aa, A or Baa by Moody's). Analysis of the creditworthiness of issuers of high yield securities may be more complex than for issuers of higher quality debt securities, and the ability of an Underlying Fund to achieve its investment objective may, to the extent of its investments in high yield securities, be more dependent upon such creditworthiness analysis than would be the case if a Fund were investing in higher quality securities. See Appendix A to this Additional Statement for a description of the corporate bond and preferred stock ratings by Standard & Poor's, Moody's, Fitch IBCA, Inc. and Duff & Phelps.

  The amount of high yield, fixed-income securities proliferated in the 1980s and early 1990s as a result of increased merger and acquisition and leveraged buyout activity. Such securities are also issued by less-established corporations desiring to expand. Risks associated with acquiring the securities of such issuers generally are greater than is the case with higher rated securities because such issuers are often less creditworthy companies or are highly leveraged and generally less able than more established or less leveraged entities to make scheduled payments of principal and interest.

  The market values of high yield, fixed-income securities tends to reflect those individual corporate developments to a greater extent than do those of higher rated securities, which react primarily to fluctuations in the general level of interest rates. Issuers of such high yield securities may not be able to make use of more traditional methods of financing and their ability to service debt obligations may be more adversely affected than issuers of higher rated securities by economic downturns, specific corporate developments or the issuers' inability to meet specific projected business forecasts. These non-investment grade securities also tend to be more sensitive to economic conditions than higher-rated securities. Negative publicity about the junk bond market and investor perceptions regarding lower-rated securities, whether or not based on fundamental analysis, may depress the prices for such securities.

  Since investors generally perceive that there are greater risks associated with non-investment grade securities of the type in which the Underlying Funds may invest, the yields and prices of such securities may tend to fluctuate more than those for higher-rated securities. In the lower quality segments of the fixed-income securities market, changes in perceptions of issuers' creditworthiness tend to occur more frequently and in a more pronounced manner than do changes in higher quality segments of the fixed-income securities market, resulting in greater yield and price volatility.

  Another factor which causes fluctuations in the prices of fixed-income securities is the supply and demand for similarly rated securities. In addition, the prices of fixed-income securities fluctuate in response to the general level of interest rates. Fluctuations in the prices of portfolio securities subsequent to their acquisition will not affect cash income from such securities but will be reflected in an Underlying Fund's net asset value.

  The risk of loss from default for the holders of high yield, fixed-income securities is significantly greater than is the case for holders of other debt securities because such high yield, fixed-income securities are generally unsecured and are often subordinated to the rights of other creditors of the issuers of such securities. Investment by an Underlying Fund in already defaulted securities poses an additional risk of loss should nonpayment of principal and interest continue in respect of such securities. Even if such securities are held to maturity, recovery by an Underlying Fund of its initial investment and any anticipated income or appreciation is uncertain. An Underlying Fund may be required to liquidate other portfolio securities to satisfy the Underlying Fund's annual distribution obligations in respect of accrued interest income on securities which are subsequently written off, even though the Underlying Fund has not received any cash payments of such interest.

  The secondary market for high yield, fixed-income securities is concentrated in relatively few markets and is dominated by institutional investors, including mutual funds, insurance companies and other financial institutions.
Accordingly, the secondary market for such securities is not as liquid as and is more volatile than the secondary market for higher-rated securities. In addition, the trading volume for high-yield, fixed-income securities is generally lower than that of higher rated securities and the secondary market for high yield, fixed-income securities could shrink or disappear suddenly and without warning as a result of adverse market or economic conditions independent of any specific adverse changes in the condition of a particular issuer.
Because of the lack of sufficient market liquidity, a Fund may incur losses because it will be required to effect sales at a disadvantageous time and then only at a substantial drop in price. Prices realized upon the sale of such lower rated or unrated securities, under these circumstances, may be less than the prices used in calculating an Underlying Fund's net asset value. A less liquid secondary market also may make it more difficult for an Underlying Fund to obtain precise valuations of the high yield securities in its portfolio.

  Certain proposed and recently enacted federal laws could adversely affect the secondary market for high yield securities and the financial condition of issuers of these securities. The form of proposed legislation and the probability of such legislation being enacted is uncertain.

  Non-investment grade or high-yield, fixed-income securities also present risks based on payment expectations. High yield, fixed-income securities frequently contain "call" or buy-back features which permit the issuer to call or repurchase the security from its holder. If an issuer exercises such a "call option" and redeems the security, an Underlying Fund may have to replace such security with a lower-yielding security, resulting in a decreased return for investors. In addition, if an Underlying Fund experiences unexpected net redemptions of its shares, it may be forced to sell its higher-rated securities, resulting in a decline in the overall credit quality of the Underlying Fund's portfolio and increasing the exposure of the Underlying Fund to the risks of high yield securities. An Underlying Fund may also incur additional expenses to the extent that it is required to seek recovery upon a default in the payment of principal or interest on a portfolio security.

  Credit ratings issued by credit rating agencies are designed to evaluate the safety of principal and interest payments of rated securities. They do not, however, evaluate the market value risk of non-investment grade securities and, therefore, may not fully reflect the true risks of an investment. In addition, credit rating agencies may or may not make timely changes in a rating to reflect changes in the economy or in the conditions of the issuer that affect the market value of the security. Consequently, credit ratings are used only as a preliminary indicator of investment quality. Investments in non-investment grade and comparable unrated obligations will be more dependent on the credit analysis of an Underlying Fund's investment adviser than would be the case with investments in investment-grade debt obligations. An Underlying Fund's investment adviser employs its own credit research and analysis, which includes a study of existing debt, capital structure, ability to service debt and to pay dividends, the issuer's sensitivity to economic conditions, its operating history and the current trend of earnings. The investment adviser monitors the investments in an Underlying Fund's portfolio and evaluates whether to dispose of or to retain non-investment grade and comparable unrated securities whose credit ratings or credit quality may have changed.

  Loan Participations.  The High Yield Fund may invest in loan participations.
  -------------------
Such loans must be to issuers in whose obligations the High Yield Fund may invest. A loan participation is an interest in a loan to a U.S. or foreign company or other borrower which is administered and sold by a financial intermediary. In a typical corporate loan syndication, a number of lenders, usually banks (co-lenders), lend a corporate borrower a specified sum pursuant to the terms and conditions of a loan agreement. One of the co-lenders usually agrees to act as the agent bank with respect to the loan.

  Participation interests acquired by the High Yield Fund may take the form of a direct or co-lending relationship with the corporate borrower, an assignment of an interest in the loan by a co-lender or another participant, or a participation in the seller's share of the loan. When the High Yield Fund acts as co-lender in connection with a participation interest or when the High Yield Fund acquires certain participation interests, the High Yield Fund will have direct recourse against the borrower if the borrower fails to pay scheduled principal and interest. In cases where the High Yield Fund lacks direct recourse, it will look to the agent bank to enforce appropriate credit remedies against the borrower. In these cases, the High Yield Fund may be subject to delays, expenses and risks that are greater than those that would have been involved if the Underlying Fund had purchased a direct obligation (such as commercial paper) of such borrower. For example, in the event of the bankruptcy or insolvency of the corporate borrower, a loan participation may be subject to certain defenses by the borrower as a result of improper conduct by the agent bank. Moreover, under the terms of the loan participation, the High Yield Fund may be regarded as a creditor of the agent bank (rather than of the underlying corporate borrower), so that the High Yield Fund may also be subject to the risk that the agent bank may become insolvent. The secondary market, if any, for these loan participations is limited and any loan participations purchased by the High Yield Fund will be regarded as illiquid.

  For purposes of certain investment limitations pertaining to diversification of the High Yield Fund's portfolio investments, the issuer of a loan participation will be the underlying borrower. However, in cases where the High Yield Fund does not have recourse directly against the borrower, both the borrower and each agent bank and co-lender interposed between the High Yield Fund and the borrower will be deemed issuers of a loan participation.

Obligations of the United States, Its Agencies, Instrumentalities and Sponsored
-------------------------------------------------------------------------------
Enterprises
-----------

  The CORE Large Cap Value, CORE International Equity, Short Duration Government and each other Underlying Fund may invest in U.S. government securities ("U.S. Government Securities"), which are obligations issued or guaranteed by the U.S. government and its agencies, instrumentalities or sponsored enterprises. Some U.S. Government Securities (such as Treasury bills, notes and bonds, which differ only in their interest rates, maturities and times of issuance) are supported by the full faith and credit of the United States of America. Others, such as obligations issued or guaranteed by U.S. government agencies, instrumentalities or sponsored enterprises, are supported either by (a) the right of the issuer to borrow from the Treasury (such as securities of Federal Home Loan Banks), (b) the discretionary authority of the U.S. government to purchase the agency's obligations (such as securities of Federal National Mortgage Association ("Fannie Mae")) or (c) only the credit of the issuer (such as securities of the Financing Corporation). The U.S. government is under no legal obligation, in general, to purchase the obligations of its agencies, instrumentalities or sponsored enterprises. No assurance can be given that the U.S. government will provide financial support to the U.S. government agencies, instrumentalities or sponsored enterprises in the future.

  U.S. Government Securities include (to the extent consistent with the Investment Company Act of 1940, as amended (the "Act")) securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. government, or its agencies, instrumentalities or sponsored enterprises. U.S. Government Securities also include (to the extent consistent with the Act) participations in loans made to foreign governments or their agencies that are guaranteed as to principal and interest by the U.S. government or its agencies, instrumentalities or sponsored enterprises. The secondary market for certain of these participations is extremely limited. In the absence of a substantial secondary market, such participations are regarded as illiquid. The CORE Large Cap Value, CORE International Equity, Short Duration Government and each Underlying Fund may also purchase U.S. Government Securities in private placements, subject to the such Fund's limitation on investment in illiquid securities.

  The CORE Large Cap Value, CORE International Equity, Short Duration Government and each other Underlying Fund may also invest in separately traded principal and interest components of securities guaranteed or issued by the U.S. Treasury that are traded independently under the separate trading of registered interest and principal of securities program ("STRIPS").

Bank Obligations
----------------

  Certain of the Underlying Funds may invest in debt obligations issued or guaranteed by United States and foreign banks. Bank obligations, including without limitation, time deposits, bankers' acceptances and certificates of deposit, may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligations or government regulation.


  Banks are subject to extensive governmental regulations which may limit both the amount and types of loans which may be made and interest rates which may be charged. In addition, the profitability of the banking industry is largely dependent upon the availability and cost of funds for the purpose of financing lending operations under prevailing money market conditions. General economic conditions as well as exposure to credit losses arising from possible financial difficulties of borrowers play an important part in the operations of this industry.

Deferred Interest, Pay-in-Kind and Capital Appreciation Bonds
-------------------------------------------------------------

  Certain of the Underlying Funds (including the Short Duration Government Fund) expect to invest in deferred interest and capital appreciation bonds and pay-in-kind ("PIK") securities. Deferred interest and capital appreciation bonds are debt securities issued or sold at a discount from their face value and which do not entitle the holder to any periodic payment of interest prior to maturity or a specified date. The original issue discount varies depending on the time remaining until maturity or cash payment date, prevailing interest rates, the liquidity of the security and the perceived credit quality of the issuer. These securities also may take the form of debt securities that have been stripped of their unmatured interest coupons, the coupons themselves or receipts or certificates representing interests in such stripped debt obligations or coupons. The market prices of deferred interest, capital appreciation bonds and PIK securities generally are more volatile than the market prices of interest bearing securities and are likely to respond to a greater degree to changes in interest rates than interest bearing securities having similar maturities and credit quality.

  PIK securities may be debt obligations or preferred shares that provide the issuer with the option of paying interest or dividends on such obligations in cash or in the form of additional securities rather than cash. Similar to zero coupon bonds and deferred interest bonds, PIK securities are designed to give an issuer flexibility in managing cash flow. PIK securities that are debt securities can either be senior or subordinated debt and generally trade flat (i.e., without accrued interest). The trading price of PIK debt securities generally reflects the market value of the underlying debt plus an amount representing accrued interest since the last interest payment.

  Deferred interest, capital appreciation and PIK securities involve the additional risk that, unlike securities that periodically pay interest to maturity, a Fund will realize no cash until a specified future payment date unless a portion of such securities is sold and, if the issuer of such securities defaults, a Fund may obtain no return at all on its investment. In addition, even though such securities do not provide for the payment of current interest in cash, the Funds are nonetheless required to accrue income on such investments for each taxable year and generally are required to distribute such accrued amounts (net of deductible expenses, if any) to avoid being subject to tax. Because no cash is generally received at the time of the accrual, a Fund may be required to liquidate other portfolio securities to obtain sufficient cash to satisfy federal tax distribution requirements applicable to the Underlying Fund.

Zero Coupon Bonds
-----------------

  The investments of the CORE Large Cap Value, CORE International Equity, Short Duration Government and other Underlying Funds in fixed-income securities may include zero coupon bonds, which are debt obligations issued or purchased at a significant discount from face value. The discount approximates the total amount of interest the bonds would have accrued and compounded over the period until maturity. Zero coupon bonds do not require the periodic payment of interest. Such investments benefit the issuer by mitigating its need for cash to meet debt service but also require a higher rate of return to attract investors who are willing to defer receipt of such cash. Such investments may experience greater volatility in market value than debt obligations which provide for regular payments of interest. In addition, if an issuer of zero coupon bonds held by a Fund defaults, the Fund may obtain no return at all on its investment. Each Fund will accrue income on such investments for each taxable year which (net of deductible expenses, if any) is distributable to shareholders and which, because no cash is generally received at the time of accrual, may require the liquidation of other portfolio securities to obtain sufficient cash to satisfy the Fund's distribution obligations.

Variable and Floating Rate Securities
-------------------------------------

  The interest rates payable on certain fixed-income securities in which the CORE Large Cap Value, CORE International Equity, Short Duration Government and other Underlying Funds may invest are not fixed and may fluctuate based upon changes in market rates. A variable rate obligation has an interest rate which is adjusted at predesignated periods in response to changes in the market rate of interest on which the interest rate is based. Variable and floating rate obligations are less effective than fixed rate instruments at locking in a particular yield. Nevertheless, such obligations may fluctuate in value in response to interest rate changes if there is a delay between changes in market interest rates and the interest reset date for the obligation.

  Permissible investments for the Short Duration Government and certain of the Underlying Funds include "leveraged" inverse floating rate debt instruments ("inverse floaters"), including "leveraged inverse floaters." The interest rate on inverse floaters resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher the degree of leverage of an inverse floater, the greater the volatility of its market value. Accordingly, the duration of an inverse floater may exceed its stated final maturity. Certain inverse floaters may be deemed to be illiquid securities for purposes of each Fund's limitation on illiquid investments.

Custodial Receipts
------------------

  Each of the CORE Large Cap Value, CORE International Equity, Short Duration Government and other Underlying Funds may invest up to 5% of its net assets in custodial receipts in respect of securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies, instrumentalities, political subdivisions or authorities. Such custodial receipts evidence ownership of future interest payments, principal payments or both on certain notes or bonds issued by the U.S. Government, its agencies, instrumentalities, political subdivisions or authorities. These custodial receipts are known by various names, including "Treasury Receipts," "Treasury Investors Growth Receipts" ("TIGRs"), and "Certificates of Accrual on Treasury Securities" ("CATs"). For certain securities law purposes, custodial receipts are not considered U.S. Government securities.

Municipal Securities
--------------------

  Certain of the Underlying Funds may invest in bonds, notes and other instruments issued by or on behalf of states, territories and possessions of the United States (including the District of Columbia) and their political subdivisions, agencies or instrumentalities ("Municipal Securities").

  Municipal Securities are often issued to obtain funds for various public purposes including refunding outstanding obligations, obtaining funds for general operating expenses, and obtaining funds to lend to other public institutions and facilities. Municipal Securities also include certain "private activity bonds" or industrial development bonds, which are issued by or on behalf of public authorities to provide financing aid to acquire sites or construct or equip facilities within a municipality for privately or publicly owned corporations.

  The two principal classifications of Municipal Securities are "general obligations" and "revenue obligations." General obligations are secured by the issuer's pledge of its full faith and credit for the payment of principal and interest, although the characteristics and enforcement of general obligations may vary according to the law applicable to the particular issuer. Revenue obligations, which include, but are not limited to, private activity bonds, resource recovery bonds, certificates of participation and certain municipal notes, are not backed by the credit and taxing authority of the issuer, and are payable solely from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Nevertheless, the obligations of the issuer of a revenue obligation may be backed by a letter of credit, guarantee or insurance. General obligations and revenue obligations may be issued in a variety of forms, including commercial paper, fixed, variable and floating rate securities, tender option bonds, auction rate bonds and zero coupon bonds, deferred interest bonds and capital appreciation bonds.

  In addition to general obligations and revenue obligations, there is a variety of hybrid and special types of Municipal Securities. There are also numerous differences in the security of Municipal Securities both within and between these two principal classifications.

  An entire issue of Municipal Securities may be purchased by one or a small number of institutional investors such as the High Yield and Core Fixed Income Funds. Thus, the issue may not be said to be publicly offered. Unlike some securities that are not publicly offered, a secondary market exists for many Municipal Securities that were not publicly offered initially and such securities may be readily marketable.

  The obligations of the issuer to pay the principal of and interest on a Municipal Security are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Act, and laws, if any, that may be enacted by Congress or state legislatures extending the time for payment of principal or interest or imposing other constraints upon the enforcement of such obligations. There is also the possibility that, as a result of litigation or other conditions, the power or ability of the issuer to pay when due principal of or interest on a Municipal Security may be materially affected.

  Municipal Leases, Certificates of Participation and Other Participation
  -----------------------------------------------------------------------
Interests.  Municipal Securities include leases, certificates of participation
---------
and other participation interests. A municipal lease is an obligation in the form of a lease or installment purchase which is issued by a state or local government to acquire equipment and facilities. Income from such obligations is generally exempt from state and local taxes in the state of issuance. Municipal leases frequently involve special risks not normally associated with general obligations or revenue bonds. Leases and installment purchase or conditional sale contracts (which normally provide for title to the leased asset to pass eventually to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt issuance limitations are deemed to be inapplicable because of the inclusion in many leases or contracts of "non-appropriation" clauses that relieve the governmental issuer of any obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. In addition, such leases or contracts may be subject to the temporary abatement of payments in the event the issuer is prevented from maintaining occupancy of the leased premises or utilizing the leased equipment. Although the obligations may be secured by the leased equipment or facilities, the disposition of the property in the event of non-appropriation or foreclosure might prove difficult, time consuming and costly, and result in a delay in recovering or the failure to fully recover an Underlying Fund's original investment.

  Certificates of participation represent undivided interests in municipal leases, installment purchase agreements or other instruments. The certificates are typically issued by a trust or other entity which has received an assignment of the payments to be made by the state or political subdivision under such leases or installment purchase agreements.

  Certain municipal lease obligations and certificates of participation may be deemed to be illiquid for the purpose of an Underlying Fund's limitation on investments in illiquid securities. Other municipal lease obligations and certificates of participation acquired by an Underlying Fund may be determined by its investment adviser, pursuant to guidelines adopted by the Trustees of the Trust, to be liquid securities for the purpose of such limitation. In determining the liquidity of municipal lease obligations and certificates of participation, the investment adviser will consider a variety of factors including: (1) the willingness of dealers to bid for the security; (2) the number of dealers willing to purchase or sell the obligation and the number of other potential buyers; (3) the frequency of trades or quotes for the obligation; and (4) the nature of the marketplace trades. In addition, the investment adviser will consider factors unique to particular lease obligations and certificates of participation affecting the marketability thereof. These include the general creditworthiness of the issuer, the importance to the issuer of the property covered by the lease and the likelihood that the marketability of the obligation will be maintained throughout the time the obligation is held by an Underlying Fund.

  The Underlying Funds may purchase participations in Municipal Securities held by a commercial bank or other financial institution. Such participations provide an Underlying Fund with the right to a pro rata undivided interest in the underlying Municipal Securities. In addition, such participations generally provide an Underlying Fund with the right to demand payment, on not more than seven days' notice, of all or any part of such Fund's participation interest in the underlying Municipal Security, plus accrued interest. An Underlying Fund will only invest in such participations if, in the opinion of bond counsel, counsel for the issuers of such participations or counsel selected by the investment advisors, the interest from such participation is exempt from regular federal income tax.

  Auction Rate Securities.  Municipal Securities also include auction rate
  -----------------------
Municipal Securities and auction rate preferred securities issued by closed-end investment companies that invest primarily in Municipal Securities (collectively, "auction rate securities"). Provided that the auction mechanism is successful, auction rate securities usually permit the holder to sell the securities in an auction at par value at specified intervals. The dividend is reset by "Dutch" auction in which bids are made by broker-dealers and other institutions for a certain amount of securities at a specified minimum yield. The dividend rate set by the auction is the lowest interest or dividend rate that covers all securities offered for sale. While this process is designed to permit auction rate securities to be traded at par value, there is some risk that an auction will fail due to insufficient demand for the securities.

  An Underlying Fund's investments in auction rate securities of closed-end funds are subject to the limitations prescribed by the Act. An Underlying Fund will indirectly bear its proportionate share of any management and other fees paid by such closed-end funds in addition to the advisory fees payable directly by the Underlying Funds.

  Other Types of Municipal Securities.  Other types of Municipal Securities in
  -----------------------------------
which certain of the Underlying Funds may invest include municipal notes, tax-exempt commercial paper, pre-refunded municipal bonds, industrial development bonds and insured municipal obligations.

  Call Risk and Reinvestment Risk.  Municipal Securities may include "call"
  -------------------------------
provisions which permit the issuers of such securities, at any time or after a specified period, to redeem the securities prior to their stated maturity. In the event that Municipal Securities held in an Underlying Fund's portfolio are called prior to the maturity, the Underlying Fund will be required to reinvest the proceeds on such securities at an earlier date and may be able to do so only at lower yields, thereby reducing the Underlying Fund's return on its portfolio securities.

Mortgage Loans and Mortgage-Backed Securities
---------------------------------------------

  General Characteristics.  The Short Duration Government Fund and certain of
  -----------------------
the other Underlying Funds may invest in Mortgage-Backed Securities as described in the Prospectuses. Each mortgage pool underlying Mortgage-Backed Securities consists of mortgage loans evidenced by promissory notes secured by first mortgages or first deeds of trust or other similar security instruments creating a first lien on owner occupied and non-owner occupied one-unit to four-unit residential properties, multifamily (i.e., five or more) properties, agriculture properties, commercial properties and mixed use properties (the "Mortgaged Properties"). The Mortgaged Properties may consist of detached individual dwelling units, multifamily dwelling units, individual condominiums, townhouses, duplexes, triplexes, fourplexes, row houses, individual units in planned unit developments and other attached dwelling units. The Mortgaged Properties may also include residential investment properties and second homes.

  The investment characteristics of adjustable and fixed rate Mortgage-Backed Securities differ from those of traditional fixed-income securities. The major differences include the payment of interest and principal on Mortgage-Backed Securities on a more frequent (usually monthly) schedule, and the possibility that principal may be prepaid at any time due to prepayments on the underlying mortgage loans or other assets. These differences can result in significantly greater price and yield volatility than is the case with traditional fixed-income securities. As a result, if a Fund purchases Mortgage-Backed Securities at a premium, a faster than expected prepayment rate will reduce both the market value and the yield to maturity from those which were anticipated. A prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity and market value. Conversely, if a Fund purchases Mortgage-Backed Securities at a discount, faster than expected prepayments will increase, while slower than expected prepayments will reduce yield to maturity and market values. To the extent that a Fund invests in Mortgage-Backed Securities, its investment adviser may seek to manage these potential risks by investing in a variety of Mortgage-Backed Securities and by using certain hedging techniques.

  Adjustable Rate Mortgage Loans ("ARMs").  ARMs generally provide for a fixed
  ---------------------------------------
initial mortgage interest rate for a specified period of time. Thereafter, the interest rates (the "Mortgage Interest Rates") may be subject to periodic adjustment based on changes in the applicable index rate (the "Index Rate"). The adjusted rate would be equal to the Index Rate plus a fixed percentage spread over the Index Rate established for each ARM at the time of its origination. ARMs allow a Fund to participate in increases in interest rates through periodic increases in the securities coupon rates. During periods of declining interest rates, coupon rates may readjust downward resulting in lower yields to a Fund.

  Adjustable interest rates can cause payment increases that some mortgagors may find difficult to make. However, certain ARMs may provide that the Mortgage Interest Rate may not be adjusted to a rate above an applicable lifetime maximum rate or below an applicable lifetime minimum rate for such ARM. Certain ARMs may also be subject to limitations on the maximum amount by which the Mortgage Interest Rate may adjust for any single adjustment period (the "Maximum Adjustment"). Other ARMs ("Negatively Amortizing ARMs") may provide instead or as well for limitations on changes in the monthly payment on such ARMs. Limitations on monthly payments can result in monthly payments which are greater or less than the amount necessary to amortize a Negatively Amortizing ARM by its maturity at the Mortgage Interest Rate in effect in any particular month. In the event that a monthly payment is not sufficient to pay the interest accruing on a Negatively Amortizing ARM, any such excess interest is added to the principal balance of the loan, causing negative amortization, and will be repaid through future monthly payments. It may take borrowers under Negatively Amortizing ARMs longer periods of time to build up equity and may increase the likelihood of default by such borrowers. In the event that a monthly payment exceeds the sum of the interest accrued at the applicable Mortgage Interest Rate and the principal payment which would have been necessary to amortize the outstanding principal balance over the remaining term of the loan, the excess (or "accelerated amortization") further reduces the principal balance of the ARM. Negatively Amortizing ARMs do not provide for the extension of their original maturity to accommodate changes in their Mortgage Interest Rate. As a result, unless there is a periodic recalculation of the payment amount (which there generally is), the final payment may be substantially larger than the other payments. These limitations on periodic increases in interest rates and on changes in monthly payments protect borrowers from unlimited interest rate and payment increases.

  ARMs also have the risk of prepayments. The rate of principal prepayments with respect to ARMs has fluctuated in recent years. As with fixed-rate mortgage loans, ARMs may be subject to a greater rate of principal repayments in a declining interest rate environment resulting in lower yields to a Fund. For example, if prevailing interest rates fall significantly, ARMs could be subject to higher prepayment rates (than if prevailing interest rates remain constant or increase) because the availability of low fixed-rate mortgages may encourage mortgagors to refinance their ARMs to "lock-in" a fixed-rate mortgage. Conversely, if prevailing interest rates rise significantly, ARMs may prepay more slowly. As with fixed-rate mortgages, ARM prepayment rates vary in both stable and changing interest rate environments.

  There are two main categories of indices which provide the basis for rate adjustments on ARMs: those based on U.S. Treasury securities and those derived from a calculated measure, such as a cost of funds index or a moving average of mortgage rates. Commonly utilized indices include the one-year, three-year and five-year constant maturity Treasury rates, the three-month Treasury bill rate, the 180-day Treasury bill rate, rates on longer-term Treasury securities, the 11th District Federal Home Loan Bank Cost of Funds, the National Median Cost of Funds, the one-month, three-month, six-month or one-year London Interbank Offered Rate, the prime rate of a specific bank or commercial paper rates. Some indices, such as the one-year constant maturity Treasury rate, closely mirror changes in market interest rate levels. Others, such as the 11th District Federal Home Loan Bank Cost of Funds index, tend to lag behind changes in market rate levels and tend to be somewhat less volatile. The degree of volatility in the market value of a Fund's portfolio and, therefore, in the net asset value of a Fund's shares will be a function of the length of the interest rate reset periods and the degree of volatility in the applicable indices.

  Fixed-Rate Mortgage Loans.  Generally, fixed-rate mortgage loans included in a
  -------------------------
mortgage pool (the "Fixed-Rate Mortgage Loans") will bear simple interest at fixed annual rates and have original terms to maturity ranging from 5 to 40 years. Fixed-Rate Mortgage Loans generally provide for monthly payments of principal and interest in substantially equal installments for the term of the mortgage note in sufficient amounts to fully amortize principal by maturity, although certain Fixed-Rate Mortgage Loans provide for a large final "balloon" payment upon maturity.

  Legal Considerations of Mortgage Loans.  The following is a discussion of
  --------------------------------------
certain legal and regulatory aspects of the mortgage loans in which the Short Duration Government Fund and certain of the Underlying Funds may invest. These regulations may impair the ability of a mortgage lender to enforce its rights under the mortgage documents. These regulations may adversely affect a Fund's investments in Mortgage-Backed Securities (including those issued or guaranteed by the U.S. government, its agencies or instrumentalities) by delaying a Fund's receipt of payments derived from principal or interest on mortgage loans affected by such regulations.

1.   Foreclosure.  A foreclosure of a defaulted mortgage loan may be delayed due
     -----------
     to compliance with statutory notice or service of process provisions, difficulties in locating necessary parties or legal challenges to the mortgagee's right to foreclose. Depending upon market conditions, the ultimate proceeds of the sale of foreclosed property may not equal the amounts owed on the Mortgage-Backed Securities.

     Furthermore, courts in some cases have imposed general equitable principles upon foreclosure generally designed to relieve the borrower from the legal effect of default and have required lenders to undertake affirmative and expensive actions to determine the causes for the default and the likelihood of loan reinstatement.

2.   Rights of Redemption.  In some states, after foreclosure of a mortgage
     --------------------
     loan, the borrower and foreclosed junior lienors are given a statutory period in which to redeem the property, which right may diminish the mortgagee's ability to sell the property.

3.   Legislative Limitations.  In addition to anti-deficiency and related
     -----------------------
     legislation, numerous other federal and state statutory provisions, including the federal bankruptcy laws and state laws affording relief to debtors, may interfere with or affect the ability of a secured mortgage lender to enforce its security interest. For example, a bankruptcy court may grant the debtor a reasonable time to cure a default on a mortgage loan, including a payment default. The court in certain instances may also reduce the monthly payments due under such mortgage loan, change the rate of interest, reduce the principal balance of the loan to the then-current appraised value of the related mortgaged property, alter the mortgage loan repayment schedule and grant priority of certain liens over the lien of the mortgage loan. If a court relieves a borrower's obligation to repay amounts otherwise due on a mortgage loan, the mortgage loan servicer will not be required to advance such amounts, and any loss may be borne by the holders of securities backed by such loans. In addition, numerous federal and state consumer protection laws impose penalties for failure to comply with specific requirements in connection with origination and servicing of mortgage loans.

4.   "Due-on-Sale" Provisions.  Fixed-rate mortgage loans may contain a so-
     ------------------------
     called "due-on-sale" clause permitting acceleration of the maturity of the mortgage loan if the borrower transfers the property. The Garn-St. Germain Depository Institutions Act of 1982 sets forth nine specific instances in which no mortgage lender covered by that Act may exercise a "due-on-sale" clause upon a transfer of property. The inability to enforce a "due-on-sale" clause or the lack of such a clause in mortgage loan documents may result in a mortgage loan being assumed by a purchaser of the property that bears an interest rate below the current market rate.

5.   Usury Laws.  Some states prohibit charging interest on mortgage loans in
     ----------
     excess of statutory limits. If such limits are exceeded, substantial penalties may be incurred and, in some cases, enforceability of the obligation to pay principal and interest may be affected.

     Government Guaranteed Mortgage-Backed Securities.  There are several types
     ------------------------------------------------
of guaranteed mortgage-backed securities currently available, including guaranteed mortgage pass-through certificates and multiple class securities, which include guaranteed Real Estate Mortgage Investment Conduit Certificates ("REMIC Certificates"), collateralized mortgage obligations and stripped mortgage-backed securities. An Underlying Fund is permitted to invest in other types of mortgage-backed securities that may be available in the future to the extent consistent with its investment policies and objective.

     A Fund's investments in mortgage-backed securities may include securities issued or guaranteed by the U.S. Government or one of its agencies, authorities, instrumentalities or sponsored enterprises, such as the Government National Mortgage Association ("Ginnie Mae"), the Federal National Mortgage Association ("Fannie Mae") and the Federal Home Loan Mortgage Corporation ("Freddie Mac").

     Ginnie Mae Certificates.  Ginnie Mae is a wholly-owned corporate
     -----------------------
instrumentality of the United States. Ginnie Mae is authorized to guarantee the timely payment of the principal of and interest on certificates that are based on and backed by a pool of mortgage loans insured by the Federal Housing Administration ("FHA Loans"), or guaranteed by the Veterans Administration ("VA Loans"), or by pools of other eligible mortgage loans. In order to meet its obligations under any guaranty, Ginnie Mae is authorized to borrow from the United States Treasury in an unlimited amount.

     Fannie Mae Certificates.  Fannie Mae is a stockholder-owned corporation
     -----------------------
chartered under an act of the United States Congress. Each Fannie Mae Certificate is issued and guaranteed by Fannie Mae and represents an undivided interest in a pool of mortgage loans (a "Pool") formed by Fannie Mae. Each Pool consists of residential mortgage loans ("Mortgage Loans") either previously owned by Fannie Mae or purchased by it in connection with the formation of the Pool. The Mortgage Loans may be either conventional Mortgage Loans (i.e., not insured or guaranteed by any U.S. Government agency) or Mortgage Loans that are either insured by the FHA or guaranteed by the Veterans Administration ("VA"). However, the Mortgage Loans in Fannie Mae Pools are primarily conventional Mortgage Loans. The lenders originating and servicing the Mortgage Loans are subject to certain eligibility requirements established by Fannie Mae.

  Fannie Mae has certain contractual responsibilities. With respect to each Pool, Fannie Mae is obligated to distribute scheduled monthly installments of principal and interest after Fannie Mae's servicing and guaranty fee, whether or not received, to Certificate holders. Fannie Mae also is obligated to distribute to holders of Certificates an amount equal to the full principal balance of any foreclosed Mortgage Loan, whether or not such principal balance is actually recovered. The obligations of Fannie Mae under its guaranty of the Fannie Mae Certificates are obligations solely of Fannie Mae.

  Freddie Mac Certificates.  Freddie Mac is a publicly held U.S. Government
  ------------------------
sponsored enterprise. The principal activity of Freddie Mac currently is the purchase of first lien, conventional, residential mortgage loans and participation interests in such mortgage loans and their resale in the form of mortgage securities, primarily Freddie Mac Certificates. A Freddie Mac Certificate represents a pro rata interest in a group of mortgage loans or participation in mortgage loans (a "Freddie Mac Certificate group") purchased by Freddie Mac.

  Freddie Mac guarantees to each registered holder of a Freddie Mac Certificate the timely payment of interest at the rate provided for by such Freddie Mac Certificate (whether or not received on the underlying loans). Freddie Mac also guarantees to each registered Certificate holder ultimate collection of all principal of the related mortgage loans, without any offset or deduction, but does not, generally, guarantee the timely payment of scheduled principal. The obligations of Freddie Mac under its guaranty of Freddie Mac Certificates are obligations solely of Freddie Mac.

  The mortgage loans underlying the Freddie Mac and Fannie Mae Certificates consist of adjustable rate or fixed rate mortgage loans with original terms to maturity of between five and thirty years. Substantially all of these mortgage loans are secured by first liens on one-to-four-family residential properties or multifamily projects. Each mortgage loan must meet the applicable standards set forth in the law creating Freddie Mac or Fannie Mae. A Freddie Mac Certificate group may include whole loans, participation interests in whole loans, undivided interests in whole loans and participations comprising another Freddie Mac Certificate group.

  Conventional Mortgage Loans.  The conventional mortgage loans underlying the
  ---------------------------
Freddie Mac and Fannie Mae Certificates consist of adjustable rate or fixed-rate mortgage loans with original terms to maturity of between five and thirty years. Substantially all of these mortgage loans are secured by first liens on one- to four-family residential properties or multi-family projects. Each mortgage loan must meet the applicable standards set forth in the law creating Freddie Mac or Fannie Mae. A Freddie Mac Certificate group may include whole loans, participation interests in whole loans, undivided interests in whole loans and participations comprising another Freddie Mac Certificate group.

  Mortgage Pass-Through Securities.  As described in the Prospectuses, the Short
  --------------------------------
Duration Government Fund and certain of the Underlying Funds may invest in both government guaranteed and privately issued mortgage pass-through securities ("Mortgage Pass- Throughs"); that is, fixed or adjustable rate mortgage-backed securities which provide for monthly payments that are a "pass-through" of the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans, net of any fees or other amounts paid to any guarantor, administrator and/or servicer of the underlying mortgage loans.

  The following discussion describes only a few of the wide variety of structures of Mortgage Pass-Throughs that are available or may be issued.

  Description of Certificates.  Mortgage Pass-Throughs may be issued in one or
  ---------------------------
more classes of senior certificates and one or more classes of subordinate certificates. Each such class may bear a different pass-through rate. Generally, each certificate will evidence the specified interest of the holder thereof in the payments of principal or interest or both in respect of the mortgage pool comprising part of the trust fund for such certificates.

  Any class of certificates may also be divided into subclasses entitled to varying amounts of principal and interest. If a REMIC election has been made, certificates of such subclasses may be entitled to payments on the basis of a stated principal balance and stated interest rate, and payments among different subclasses may be made on a sequential, concurrent, pro rata or disproportionate basis, or any combination thereof. The stated interest rate on any such subclass of certificates may be a fixed rate or one which varies in direct or inverse relationship to an objective interest index.

  Generally, each registered holder of a certificate will be entitled to receive its pro rata share of monthly distributions of all or a portion of principal of the underlying mortgage loans or of interest on the principal balances thereof, which accrues at the applicable mortgage pass-through rate, or both. The difference between the mortgage interest rate and the related mortgage pass-through rate (less the amount, if any, of retained yield) with respect to each mortgage loan will generally be paid to the servicer as a servicing fee. Since certain adjustable rate mortgage loans included in a mortgage pool may provide for deferred interest (i.e., negative amortization), the amount of interest actually paid by a mortgagor in any month may be less than the amount of interest accrued on the outstanding principal balance of the related mortgage loan during the relevant period at the applicable mortgage interest rate. In such event, the amount of interest that is treated as deferred interest will be added to the principal balance of the related mortgage loan and will be distributed pro rata to certificate-holders as principal of such mortgage loan when paid by the mortgagor in subsequent monthly payments or at maturity.

  Ratings.  The ratings assigned by a rating organization to Mortgage Pass-
  -------
Throughs address the likelihood of the receipt of all distributions on the underlying mortgage loans by the related certificate-holders under the agreements pursuant to which such certificates are issued. A rating organization's ratings take into consideration the credit quality of the related mortgage pool, including any credit support providers, structural and legal aspects associated with such certificates, and the extent to which the payment stream on such mortgage pool is adequate to make payments required by such certificates. A rating organization's ratings on such certificates do not, however, constitute a statement regarding frequency of prepayments on the related mortgage loans. In addition, the rating assigned by a rating organization to a certificate does not address the remote possibility that, in the event of the insolvency of the issuer of certificates where a subordinated interest was retained, the issuance and sale of the senior certificates may be recharacterized as a financing and, as a result of such recharacterization, payments on such certificates may be affected.

  Credit Enhancement.  Credit support falls generally into two categories:  (i)
  ------------------
liquidity protection and (ii) protection against losses resulting from default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pools of mortgages, the provision of a reserve fund, or a combination thereof, to ensure, subject to certain limitations, that scheduled payments on the underlying pool are made in a timely fashion. Protection against losses resulting from default ensures ultimate payment of the obligations on at least a portion of the assets in the pool. Such credit support can be provided by, among other things, payment guarantees, letters of credit, pool insurance, subordination, or any combination thereof.

  Subordination; Shifting of Interest; Reserve Fund.  In order to achieve
  -------------------------------------------------
ratings on one or more classes of Mortgage Pass-Throughs, one or more classes of certificates may be subordinate certificates which provide that the rights of the subordinate certificate-holders to receive any or a specified portion of distributions with respect to the underlying mortgage loans may be subordinated to the rights of the senior certificate-holders. If so structured, the subordination feature may be enhanced by distributing to the senior certificate-holders on certain distribution dates, as payment of principal, a specified percentage (which generally declines over time) of all principal payments received during the preceding prepayment period ("shifting interest credit enhancement"). This will have the effect of accelerating the amortization of the senior certificates while increasing the interest in the trust fund evidenced by the subordinate certificates. Increasing the interest of the subordinate certificates relative to that of the senior certificates is intended to preserve the availability of the subordination provided by the subordinate certificates. In addition, because the senior certificate-holders in a shifting interest credit enhancement structure are entitled to receive a percentage of principal prepayments which is greater than their proportionate interest in the trust fund, the rate of principal prepayments on the mortgage loans will have an even greater effect on the rate of principal payments and the amount of interest payments on, and the yield to maturity of, the senior certificates.

  In addition to providing for a preferential right of the senior certificate-holders to receive current distributions from the mortgage pool, a reserve fund may be established relating to such certificates (the "Reserve Fund"). The Reserve Fund may be created with an initial cash deposit by the originator or servicer and augmented by the retention of distributions otherwise available to the subordinate certificate-holders or by excess servicing fees until the Reserve Fund reaches a specified amount.

  The subordination feature, and any Reserve Fund, are intended to enhance the likelihood of timely receipt by senior certificate-holders of the full amount of scheduled monthly payments of principal and interest due them and will protect the senior certificate-holders against certain losses; however, in certain circumstances the Reserve Fund could be depleted and temporary shortfalls could result. In the event the Reserve Fund is depleted before the subordinated amount is reduced to zero, senior certificate-holders will nevertheless have a preferential right to receive current distributions from the mortgage pool to the extent of the then outstanding subordinated amount. Unless otherwise specified, until the subordinated amount is reduced to zero, on any distribution date any amount otherwise distributable to the subordinate certificates or, to the extent specified, in the Reserve Fund will generally be used to offset the amount of any losses realized with respect to the mortgage loans ("Realized Losses"). Realized Losses remaining after application of such amounts will generally be applied to reduce the ownership interest of the subordinate certificates in the mortgage pool. If the subordinated amount has been reduced to zero, Realized Losses generally will be allocated pro rata among all certificate-holders in proportion to their respective outstanding interests in the mortgage pool.

  Alternative Credit Enhancement.  As an alternative, or in addition to the
  ------------------------------
credit enhancement afforded by subordination, credit enhancement for Mortgage Pass-Throughs may be provided by mortgage insurance, hazard insurance, by the deposit of cash, certificates of deposit, letters of credit, a limited guaranty or by such other methods as are acceptable to a rating agency. In certain circumstances, such as where credit enhancement is provided by guarantees or a letter of credit, the security is subject to credit risk because of its exposure to an external credit enhancement provider.

  Voluntary Advances.  Generally, in the event of delinquencies in payments on
  ------------------
the mortgage loans underlying the Mortgage Pass-Throughs, the servicer agrees to make advances of cash for the benefit of certificate-holders, but only to the extent that it determines such voluntary advances will be recoverable from future payments and collections on the mortgage loans or otherwise.

  Optional Termination.  Generally, the servicer may, at its option with respect
  --------------------
to any certificates, repurchase all of the underlying mortgage loans remaining outstanding at such time as the aggregate outstanding principal balance of such mortgage loans is less than a specified percentage (generally 5-10%) of the aggregate outstanding principal balance of the mortgage loans as of the cut-off date specified with respect to such series.

  Multiple Class Mortgage-Backed Securities and Collateralized Mortgage
  ---------------------------------------------------------------------
Obligations.  An Underlying Fund may invest in multiple class securities
-----------
including collateralized mortgage obligations ("CMOs") and REMIC Certificates. These securities may be issued by U.S. Government agencies and instrumentalities such as Fannie Mae or Freddie Mac or by trusts formed by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage bankers, commercial banks, insurance companies, investment banks and special purpose subsidiaries of the foregoing. In general, CMOs are debt obligations of a legal entity that are collateralized by, and multiple class mortgage-backed securities represent direct ownership interests in, a pool of mortgage loans or mortgage-backed securities the payments on which are used to make payments on the CMOs or multiple class mortgage-backed securities.

  Fannie Mae REMIC Certificates are issued and guaranteed as to timely distribution of principal and interest by Fannie Mae. In addition, Fannie Mae will be obligated to distribute the principal balance of each class of REMIC Certificates in full, whether or not sufficient funds are otherwise available.

  Freddie Mac guarantees the timely payment of interest on Freddie Mac REMIC Certificates and also guarantees the payment of principal as payments are required to be made on the underlying mortgage participation certificates ("PCs"). PCs represent undivided interests in specified level payment, residential mortgages or participations therein purchased by Freddie Mac and placed in a PC pool. With respect to principal payments on PCs, Freddie Mac generally guarantees ultimate collection of all principal of the related mortgage loans without offset or deduction. Freddie Mac also guarantees timely payment of principal of certain PCs.

  CMOs and guaranteed REMIC Certificates issued by Fannie Mae and Freddie Mac are types of multiple class mortgage-backed securities. Investors may purchase beneficial interests in REMICs, which are known as "regular" interests or "residual" interests. The Underlying Funds do not intend to purchase residual interests in REMICs. The REMIC Certificates represent beneficial ownership interests in a REMIC trust, generally consisting of mortgage loans or Fannie Mae, Freddie Mac or Ginnie Mae guaranteed mortgage- backed securities (the "Mortgage Assets"). The obligations of Fannie Mae or Freddie Mac under their respective guaranty of the REMIC Certificates are obligations solely of Fannie Mae or Freddie Mac, respectively.

  CMOs and REMIC Certificates are issued in multiple classes. Each class of CMOs or REMIC Certificates, often referred to as a "tranche," is issued at a specific adjustable or fixed interest rate and must be fully retired no later than its final distribution date. Principal prepayments on the Mortgage Loans or the Mortgage Assets underlying the CMOs or REMIC Certificates may cause some or all of the classes of CMOs or REMIC Certificates to be retired substantially earlier than their final distribution dates. Generally, interest is paid or accrues on all classes of CMOs or REMIC Certificates on a monthly basis.

  The principal of and interest on the Mortgage Assets may be allocated among the several classes of CMOs or REMIC Certificates in various ways. In certain structures (known as "sequential pay" CMOs or REMIC Certificates), payments of principal, including any principal prepayments, on the Mortgage Assets generally are applied to the classes of CMOs or REMIC Certificates in the order of their respective final distribution dates. Thus, no payment of principal will be made on any class of sequential pay CMOs or REMIC Certificates until all other classes having an earlier final distribution date have been paid in full.

  Additional structures of CMOs and REMIC Certificates include, among others, "parallel pay" CMOs and REMIC Certificates. Parallel pay CMOs or REMIC Certificates are those which are structured to apply principal payments and prepayments of the Mortgage Assets to two or more classes concurrently on a proportionate or disproportionate basis. These simultaneous payments are taken into account in calculating the final distribution date of each class.

  A wide variety of REMIC Certificates may be issued in parallel pay or sequential pay structures. These securities include accrual certificates (also known as "Z-Bonds"), which only accrue interest at a specified rate until all other certificates having an earlier final distribution date have been retired and are converted thereafter to an interest-paying security, and planned amortization class ("PAC") certificates, which are parallel pay REMIC Certificates that generally require that specified amounts of principal be applied on each payment date to one or more classes or REMIC Certificates (the "PAC Certificates"), even though all other principal payments and prepayments of the Mortgage Assets are then required to be applied to one or more other classes of the Certificates. The scheduled principal payments for the PAC Certificates generally have the highest priority on each payment date after interest due has been paid to all classes entitled to receive interest currently. Shortfalls, if any, are added to the amount payable on the next payment date. The PAC Certificate payment schedule is taken into account in calculating the final distribution date of each class of PAC. In order to create PAC tranches, one or more tranches generally must be created that absorb most of the volatility in the underlying mortgage assets. These tranches tend to have market prices and yields that are much more volatile than other PAC classes.

  Stripped Mortgage-Backed Securities.  The Short Duration Government Fund and
  -----------------------------------
certain of the other Underlying Funds may invest in stripped mortgage-backed securities ("SMBS"), which are derivative multiclass mortgage securities, issued or guaranteed by the U.S. Government, its agencies or instrumentalities or by private issuers. Although the market for such securities is increasingly liquid, privately issued SMBS may not be readily marketable and will be considered illiquid for purposes of a Fund's limitation on investments in illiquid securities. A Fund's investment adviser may determine that SMBS which are U.S. Government Securities are liquid for purposes of each Fund's limitation on investments in illiquid securities. The market value of the class consisting entirely of principal payments generally is unusually volatile in response to changes in interest rates. The yields on a class of SMBS that receives all or most of the interest from Mortgage Assets are generally higher than prevailing market yields on other Mortgage-Backed Securities because their cash flow patterns are more volatile and there is a greater risk that the initial investment will not be fully recouped.

  Asset-Backed Securities
  -----------------------

  Asset-backed securities represent participation in, or are secured by and payable from, assets such as motor vehicle installment sales, installment loan contracts, leases of various types of real and personal property, receivables from revolving credit (credit card) agreements and other categories of receivables. Such assets are securitized through the use of trusts and special purpose corporations. Payments or distributions of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit or a pool insurance policy issued by a financial institution unaffiliated with the trust or corporation, or other credit enhancements may be present.

  Certain Underlying Funds may invest in asset-backed securities. Like Mortgage-Backed Securities, asset-backed securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying loans. During periods of declining interest rates, prepayment of loans underlying asset-backed securities can be expected to accelerate. Accordingly, an Underlying Fund's ability to maintain positions in such securities will be affected by reductions in the principal amount of such securities resulting from prepayments, and its ability to reinvest the returns of principal at comparable yields is subject to generally prevailing interest rates at that time. To the extent that an Underlying Fund invests in asset-backed securities, the values of such Fund's portfolio securities will vary with changes in market interest rates generally and the differentials in yields among various kinds of asset-backed securities.

  Asset-backed securities present certain additional risks that are not presented by Mortgage-Backed Securities because asset-backed securities generally do not have the benefit of a security interest in collateral that is comparable to Mortgage Assets. Credit card receivables are generally unsecured and the debtors on such receivables are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set-off certain amounts owed on the credit cards, thereby reducing the balance due. Automobile receivables generally are secured, but by automobiles rather than residential real property. Most issuers of automobile receivables permit the loan servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the asset-backed securities. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in the underlying automobiles. Therefore, there is the possibility that, in some cases, recoveries on repossessed collateral may not be available to support payments on these securities.

Futures Contracts and Options on Futures Contracts
--------------------------------------------------

  The CORE Large Cap Value Fund, CORE International Equity Fund, Short Duration Government Fund and each other Underlying Fund (other than Financial Square Prime Obligations Fund) may purchase and sell futures contracts and may also purchase and write options on futures contracts. CORE Large Cap Value and CORE Large Cap Growth Funds may only enter into such transactions with respect to a representative index. CORE U.S. Equity Fund may enter into futures contracts only with respect to the S&P 500 Index. The other Funds may purchase and sell futures contracts based on various securities (such as U.S. Government securities), securities indices, foreign currencies and other financial instruments and indices. Each Fund will engage in futures and related options transactions, only for bona fide hedging purposes as defined below or for purposes of seeking to increase total return to the extent permitted by regulations of the Commodity Futures Trading Commission ("CFTC"). Futures contracts entered into by a Fund are traded on U.S. exchanges or boards of trade that are licensed and regulated by the CFTC or on foreign exchanges. Neither the CFTC, National Futures Association nor any domestic exchange regulates activities of any foreign exchange or boards of trade, including the execution, delivery and clearing of transactions, or has the power to compel enforcement of the rules of a foreign exchange or board of trade or any applicable foreign law. This is true even if the exchange is formally linked to a domestic market so that a position taken on the market may be liquidated by a transaction on another market. Moreover, such laws or regulations will vary depending on the foreign country in which the foreign futures or foreign options transaction occurs. For these reasons, persons who trade foreign futures or foreign options contracts may not be afforded certain of the protective measures provided by the Commodity Exchange Act, the CFTC's regulations and the rules of the National Futures Association and any domestic exchange, including the right to use reparations proceedings before the CFTC and arbitration proceedings provided by the National Futures Association or any domestic futures exchange. In particular, a Fund's investments in foreign futures or foreign options transactions may not be provided the same protections in respect of transactions on United States futures exchanges.

  Futures Contracts.  A futures contract may generally be described as an
  -----------------
agreement between two parties to buy and sell particular financial instruments or currencies for an agreed price during a designated month (or to deliver the final cash settlement price, in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contract).

  When interest rates are rising or securities prices are falling, an Underlying Fund can seek through the sale of futures contracts to offset a decline in the value of its current portfolio securities. When rates are falling or prices are rising, an Underlying Fund, through the purchase of futures contracts, can attempt to secure better rates or prices than might later be available in the market when it effects anticipated purchases. Similarly, an Underlying Fund may sell futures contracts on a specified currency to protect against a decline in the value of such currency and its portfolio securities which are quoted or denominated in such currency, or purchase futures contracts on foreign currency to establish the price in U.S. dollars of a security quoted or denominated in such currency that such Fund has acquired or expects to acquire. The Underlying Fixed-Income Funds may also use futures contracts to manage their term structure, sector selection and duration in accordance with their investment objectives and policies.

  Positions taken in the futures market are not normally held to maturity, but are instead liquidated through offsetting transactions which may result in a profit or a loss. While an Underlying Fund will usually liquidate futures contracts on securities or currency in this manner, a Fund may instead make or take delivery of the underlying securities or currency whenever it appears economically advantageous for the Fund to do so. A clearing corporation associated with the exchange on which futures are traded guarantees that, if still open, the sale or purchase will be performed on the settlement date.

  Hedging Strategies.  Hedging, by use of futures contracts, seeks to establish
  ------------------
with more certainty than would otherwise be possible the effective price, rate of return or currency exchange rate on portfolio securities or securities that an Underlying Fund owns or proposes to acquire. An Underlying Fund may, for example, take a "short" position in the futures market by selling futures contracts to seek to hedge against an anticipated rise in interest rates or a decline in market prices or (other than CORE Large Cap Value, CORE U.S. Equity, CORE Large Cap Growth and CORE Small Cap Equity Funds) foreign currency rates that would adversely affect the dollar value of such Fund's portfolio securities. Similarly, CORE International Equity and certain Underlying Funds may sell futures contracts on a currency in which its portfolio securities are quoted or denominated or in one currency to seek to hedge against fluctuations in the value of securities quoted or denominated in a different currency if there is an established historical pattern of correlation between the two currencies. If, in the opinion of an Underlying Fund's investment adviser, there is a sufficient degree of correlation between price trends for an Underlying Fund's portfolio securities and futures contracts based on other financial instruments, securities indices or other indices, the Fund may also enter into such futures contracts as part of its hedging strategy. Although under some circumstances prices of securities in an Underlying Fund's portfolio may be more or less volatile than prices of such futures contracts, its investment adviser will attempt to estimate the extent of this volatility difference based on historical patterns and compensate for any such differential by having the Fund enter into a greater or lesser number of futures contracts or by attempting to achieve only a partial hedge against price changes affecting the Fund's portfolio securities. When hedging of this character is successful, any depreciation in the value of portfolio securities will be substantially offset by appreciation in the value of the futures position. On the other hand, any unanticipated appreciation in the value of an Underlying Fund's portfolio securities would be substantially offset by a decline in the value of the futures position.

  On other occasions, an Underlying Fund may take a "long" position by purchasing futures contracts. This may be done, for example, when an Underlying Fund anticipates the subsequent purchase of particular securities when it has the necessary cash, but expects the prices or currency exchange rates then available in the applicable market to be less favorable than prices or rates that are currently available.

  Options on Futures Contracts.  The acquisition of put and call options on
  ----------------------------
futures contracts will give an Underlying Fund the right (but not the obligation), for a specified price, to sell or to purchase, respectively, the underlying futures contract at any time during the option period. As the purchaser of an option on a futures contract, an Underlying Fund obtains the benefit of the futures position if prices move in a favorable direction but limits its risk of loss in the event of an unfavorable price movement to the loss of the premium and transaction costs.

  The writing of a call option on a futures contract generates a premium which may partially offset a decline in the value of an Underlying Fund's assets. By writing a call option, an Underlying Fund becomes obligated, in exchange for the premium, to sell a futures contract if the option is exercised, which may have a value higher than the exercise price. Conversely, the writing of a put option on a futures contract generates a premium, which may partially offset an increase in the price of securities that an Underlying Fund intends to purchase. However, an Underlying Fund becomes obligated (upon exercise of the option) to purchase a futures contract if the option is exercised, which may have a value lower than the exercise price. Thus, the loss incurred by an Underlying Fund in writing options on futures is potentially unlimited and may exceed the amount of the premium received. An Underlying Fund will incur transaction costs in connection with the writing of options on futures.

  The holder or writer of an option on a futures contract may terminate its position by selling or purchasing an offsetting option on the same financial instrument. There is no guarantee that such closing transactions can be effected. An Underlying Fund's ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid market.

  Other Considerations.  An Underlying Fund will engage in futures transactions
  --------------------
and related options transactions only for bona fide hedging as defined in the regulations of the CFTC or to seek to increase total return to the extent permitted by such regulations.

  In addition to bona fide hedging, a CFTC regulation permits an Underlying Fund to engage in other futures transactions if the aggregate initial margin and premiums required to establish such positions in futures contracts and options on futures do not exceed 5% of the net asset value of such Fund's portfolio, after taking into account unrealized profits and losses on any such positions and excluding the amount by which such options were in-the-money at the time of purchase. Transactions in futures contracts and related options may also be limited by certain requirements that must be met in order for an Underlying Fund to qualify as a regulated investment company for federal income tax purposes.

  Transactions in futures contracts and options on futures involve brokerage costs, require margin deposits and, in certain cases, require an Underlying Fund to segregate cash or liquid assets in an amount equal to the underlying value of such contracts and options.

  While transactions in futures contracts and options on futures may reduce certain risks, such transactions themselves entail certain other risks. Thus, unanticipated changes in interest rates, securities prices or currency exchange rates may result in a poorer overall performance for an Underlying Fund than if it had not entered into any futures contracts or options transactions. In the event of an imperfect correlation between a futures position and a portfolio position which is intended to be protected, the desired protection may not be obtained and an Underlying Fund may be exposed to risk of loss.

  Perfect correlation between an Underlying Fund's futures positions and portfolio positions will be difficult to achieve because no futures contracts based on individual equity or corporate fixed-income securities are currently available. In addition, it is not possible for a Fund to hedge fully or perfectly against currency fluctuations affecting the value of securities quoted or denominated in foreign currencies because the value of such securities is likely to fluctuate as a result of independent factors not related to currency fluctuations.

  The profitability of a Fund's trading in futures to seek to increase total returns depends upon the ability of its investment adviser to analyze correctly the futures markets.

  Options on Securities and Securities Indices
  --------------------------------------------

  Writing Covered Options.  The CORE International Equity, Short Duration
  -----------------------
Government and certain of the other Underlying Funds may write (sell) covered call and put options on any securities in which they may invest. An Underlying Fund may purchase and write such options on securities that are listed on national domestic securities exchanges or foreign securities exchanges or traded in the over-the-counter market. A call option written by an Underlying Fund obligates such Fund to sell specified securities to the holder of the option at a specified price if the option is exercised at any time before the expiration date. All call options written by an Underlying Fund are covered, which means that such Fund will own the securities subject to the option as long as the option is outstanding or such Fund will use the other methods described below. An Underlying Fund's purpose in writing covered call options is to realize greater income than would be realized on portfolio securities transactions alone. However, an Underlying Fund may forego the opportunity to profit from an increase in the market price of the underlying security.

  A put option written by an Underlying Fund would obligate such Fund to purchase specified securities from the option holder at a specified price if the option is exercised at any time before the expiration date. All put options written by an Underlying Fund would be covered, which means that such Fund would have segregated cash or liquid assets with a value at least equal to the exercise price of the put option. The purpose of writing such options is to generate additional income for the Underlying Fund. However, in return for the option premium, an Underlying Fund accepts the risk that it may be required to purchase the underlying securities at a price in excess of the securities' market value at the time of purchase.

  Call and put options written by an Underlying Fund will also be considered to be covered to the extent that the Fund's liabilities under such options are wholly or partially offset by its rights under call and put options purchased by the Fund.

  In addition, a written call option or put option may be covered by segregating cash or liquid assets (either of which may be quoted or denominated in any currency), by entering into an offsetting forward contract and/or by purchasing an offsetting option which, by virtue of its exercise price or otherwise, reduces an Underlying Fund's net exposure on its written option position.

  An Underlying Fund may also write (sell) covered call and put options on any securities index composed of securities in which it may invest. Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security.

  An Underlying Fund may cover call options on a securities index by owning securities whose price changes are expected to be similar to those of the underlying index, or by having an absolute and immediate right to acquire such securities without additional cash consideration (or for additional cash consideration which has been segregated by the Fund) upon conversion or exchange of other securities in its portfolio. An Underlying Fund may cover call and put options on a securities index by segregating cash or liquid assets with a value equal to the exercise price or by using the other methods described above.

  An Underlying Fund may terminate its obligations under an exchange-traded call or put option by purchasing an option identical to the one it has written. Obligations under over-the-counter options may be terminated only by entering into an offsetting transaction with the counterparty to such option. Such purchases are referred to as "closing purchase transactions."

  Purchasing Options.  The CORE International Equity, Short Duration Government
  ------------------
and certain other Underlying Funds may purchase put and call options on any securities in which it may invest or options on any securities index composed of securities in which it may invest. A Fund would also be able to enter into closing sale transactions in order to realize gains or minimize losses on options it had purchased.

  An Underlying Fund would normally purchase call options in anticipation of an increase in the market value of securities of the type in which it may invest. The purchase of a call option would entitle an Underlying Fund, in return for the premium paid, to purchase specified securities at a specified price during the option period. An Underlying Fund would ordinarily realize a gain if, during the option period, the value of such securities exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise such Fund would realize either no gain or a loss on the purchase of the call option.

  An Underlying Fund would normally purchase put options in anticipation of a decline in the market value of securities in its portfolio ("protective puts"), or in securities in which it may invest. The purchase of a put option would entitle an Underlying Fund, in exchange for the premium paid, to sell specified securities at a specified price during the option period. The purchase of protective puts is designed to offset or hedge against a decline in the market value of an Underlying Fund's securities. Put options may also be purchased by an Underlying Fund for the purpose of affirmatively benefiting from a decline in the price of securities which it does not own. An Underlying Fund would ordinarily realize a gain if, during the option period, the value of the underlying securities decreased below the exercise price sufficiently to more than cover the premium and transaction costs; otherwise such a Fund would realize either no gain or a loss on the purchase of the put option. Gains and losses on the purchase of protective put options would tend to be offset by countervailing changes in the value of the underlying portfolio securities.

  An Underlying Fund would purchase put and call options on securities indices for the same purposes as it would purchase options on individual securities. For a description of options on securities indices, see "Writing Covered Options" above.

  Yield Curve Options.  The Short Duration Government Fund and each other
  -------------------
Underlying Fixed-Income Fund may enter into options on the yield "spread" or differential between two securities. Such transactions are referred to as "yield curve" options. In contrast to other types of options, a yield curve option is based on the difference between the yields of designated securities, rather than the prices of the individual securities, and is settled through cash payments. Accordingly, a yield curve option is profitable to the holder if this differential widens (in the case of a call) or narrows (in the case of a put), regardless of whether the yields of the underlying securities increase or decrease.

  An Underlying Fund may purchase or write yield curve options for the same purposes as other options on securities. For example, an Underlying Fund may purchase a call option on the yield spread between two securities if the Fund owns one of the securities and anticipates purchasing the other security and wants to hedge against an adverse change in the yield spread between the two securities. An Underlying Fund may also purchase or write yield curve options in an effort to increase current income if, in the judgment of its investment adviser, the Fund will be able to profit from movements in the spread between the yields of the underlying securities. The trading of yield curve options is subject to all of the risks associated with the trading of other types of options. In addition, however, such options present risk of loss even if the yield of one of the underlying securities remains constant, or if the spread moves in a direction or to an extent which was not anticipated.

  Yield curve options written by an Underlying Fund will be "covered." A call (or put) option is covered if an Underlying Fund holds another call (or put) option on the spread between the same two securities and segregates cash or liquid assets sufficient to cover the Fund's net liability under the two options. Therefore, an Underlying Fund's liability for such a covered option is generally limited to the difference between the amount of the Fund's liability under the option written by the Fund less the value of the option held by the Fund. Yield curve options may also be covered in such other manner as may be in accordance with the requirements of the counterparty with which the option is traded and applicable laws and regulations. Yield curve options are traded over-the-counter, and the trading markets for these options may not be as developed.

  Risks Associated with Options Transactions.  There is no assurance that a
  ------------------------------------------
liquid secondary market on a domestic or foreign options exchange will exist for any particular exchange-traded option or at any particular time. If an Underlying Fund is unable to effect a closing purchase transaction with respect to covered options it has written, the Fund will not be able to sell the underlying securities or dispose of segregated assets until the options expire or are exercised. Similarly, if an Underlying Fund is unable to effect a closing sale transaction with respect to options it has purchased, it will have to exercise the options in order to realize any profit and will incur transaction costs upon the purchase or sale of underlying securities.

  Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options on that exchange that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

  An Underlying Fund may purchase and sell both options that are traded on U.S. and foreign exchanges and options traded over-the-counter with broker-dealers who make markets in these options. The ability to terminate over-the-counter options is more limited than with exchange-traded options and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations.

  Transactions by an Underlying Fund in options will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities governing the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert. Thus, the number of options which an Underlying Fund may write or purchase may be affected by options written or purchased by other investment advisory clients of the Underlying Funds' investment advisers. An exchange, board of trade or other trading facility may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions.

  The writing and purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The use of options to seek to increase total return involves the risk of loss if an investment adviser is incorrect in its expectation of fluctuations in securities prices or interest rates. The successful use of options for hedging purposes also depends in part on the ability of an investment adviser to predict future price fluctuations and the degree of correlation between the options and securities markets. If an investment adviser is incorrect in its expectation of changes in securities prices or determination of the correlation between the securities indices on which options are written and purchased and the securities in a Fund's investment portfolio, the investment performance of the Fund will be less favorable than it would have been in the absence of such options transactions. The writing of options could increase a Fund's portfolio turnover rate and, therefore, associated brokerage commissions or spreads.

Warrants and Stock Purchase Rights
----------------------------------

  Certain of the Underlying Funds may invest a portion of their assets in warrants or rights (including those acquired in units or attached to other securities) which entitle the holder to buy equity securities at a specific price for a specific period of time. An Underlying Fund will invest in warrants and rights only if such securities are deemed appropriate by its investment adviser for investment by the Fund. Warrants and rights have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.

Foreign Investments
-------------------

  Investments in foreign securities may offer potential benefits not available from investments solely in U.S. dollar-denominated or quoted securities of domestic issuers. Such benefits may include the opportunity to invest in foreign issuers that appear, in the opinion of a Fund's investment adviser, to offer the potential for long-term growth of capital and income than investments in U.S. securities, the opportunity to invest in foreign countries with economic policies or business cycles different from those of the United States and the opportunity to reduce fluctuations in portfolio value by taking advantage of foreign securities markets that do not necessarily move in a manner parallel to U.S. markets.

  Investing in foreign securities also involves, however, certain special considerations, including those set forth below, which are not typically associated with investing in U.S. dollar-denominated or quoted securities of U.S. issuers. Investments in foreign securities usually involve currencies of foreign countries. Accordingly, any Underlying Fund that invests in foreign securities may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations and may incur costs in connection with conversions between various currencies. An Underlying Fund may be subject to currency exposure independent of its securities positions. To the extent that a Fund is fully invested in foreign securities while also maintaining currency positions it may be exposed for greater combined risk.

  Currency exchange rates may fluctuate significantly over short periods of time. They generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or anticipated changes in interest rates and other complex factors, as seen from an international perspective. Currency exchange rates also can be affected unpredictably by intervention by U.S. or foreign governments or central banks or the failure to intervene or by currency controls or political developments in the United States or abroad. To the extent that a substantial portion of an Underlying Fund's total assets, adjusted to reflect the Fund's net position after giving effect to currency transactions, is denominated or quoted in the currencies of foreign countries, the Fund will be more susceptible to the risk of adverse economic and political developments within those countries. In addition, if the currency in which an Underlying Fund receives dividends, interest or other payment declines in value against the U.S. dollar before such income is distributed as dividends to shareholders or converted to U.S. dollars, the Fund may have to sell portfolio securities to obtain sufficient cash to pay such dividends.

  Since foreign issuers generally are not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies, there may be less publicly available information about a foreign company than about a U.S. company. Volume and liquidity in most foreign securities markets are less than in the United States and securities of many foreign companies are less liquid and more volatile than securities of comparable U.S. companies. Fixed commissions on foreign securities exchanges are generally higher than negotiated commissions on U.S. exchanges, although each Fund endeavors to achieve the most favorable net results on its portfolio transactions. There is generally less government supervision and regulation of foreign securities exchanges, brokers, dealers and listed and unlisted companies than in the United States.

  Foreign markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Such delays in settlement could result in temporary periods when some of an Underlying Fund's assets are uninvested and no return is earned on such assets. The inability of an Underlying Fund to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result either in losses to an Underlying Fund due to subsequent declines in value of the portfolio securities or, if the Fund has entered into a contract to sell the securities, could result in possible liability to the purchaser. In addition, with respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could affect an Underlying Fund's investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

  Investments in foreign securities may take the form of sponsored and unsponsored American Depository Receipts ("ADRs"), Global Depository Receipts ("GDRs"), European Depository Receipts ("EDRs") or other similar instruments representing securities of foreign issuers (together, "Depository Receipts").

  ADRs represent the right to receive securities of foreign issuers deposited in a domestic bank or a correspondent bank. ADRs are traded on domestic exchanges or in the U.S. over-the-counter market and, generally, are in registered form. EDRs and GDRs are receipts evidencing an arrangement with a non-U.S. bank similar to that for ADRs and are designed for use in the non-U.S. securities markets. EDRs and GDRs are not necessarily quoted in the same currency as the underlying security.

  To the extent an Underlying Fund acquires Depository Receipts through banks which do not have a contractual relationship with the foreign issuer of the security underlying the Depository Receipts to issue and service such Depository Receipts (unsponsored), there may be an increased possibility that the Fund would not become aware of and be able to respond to corporate actions such as stock splits or rights offerings involving the foreign issuer in a timely manner. In addition, the lack of information may result in inefficiencies in the valuation of such instruments.

  The CORE International Equity and certain of the other Underlying Funds may invest in countries with emerging economies or securities markets. Political and economic structures in many of such countries may be undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristic of more developed countries. Certain of such countries may have in the past failed to recognize private property rights and have at times nationalized or expropriated the assets of private companies. As a result, the risks described above, including the risks of nationalization or expropriation of assets, may be heightened. See "Investing in Emerging Markets" below.

  Investing in Emerging Markets.  CORE International Equity, International
  -----------------------------
Equity, European Equity, Japanese Equity, International Small Cap, Asia Growth and Emerging Markets Equity Funds are intended for long-term investors who can accept the risks associated with investing primarily in equity and equity-related securities of foreign issuers, including (for certain Funds) Emerging Country issuers, as well as the risks associated with investments quoted or denominated in foreign currencies. Growth and Income, Small Cap Value, Mid Cap Equity and Capital Growth Funds may invest, to a lesser extent, in equity and equity-related securities of foreign issuers, including Emerging Country issuers. The Core Fixed Income, Global Income and High Yield Funds may invest in debt securities of foreign issuers, including issuers in Emerging Countries. In addition, certain of the potential investment and management techniques of these Underlying Funds entail special risks.

  Each of the securities markets of the Emerging Countries is less liquid and subject to greater price volatility and has a smaller market capitalization than the U.S. securities markets. Issuers and securities markets in such countries are not subject to as extensive and frequent accounting, financial and other reporting requirements or as comprehensive government regulations as are issuers and securities markets in the U.S. In particular, the assets and profits appearing on the financial statements of Emerging Country issuers may not reflect their financial position or results of operations in the same manner as financial statements for U.S. issuers. Substantially less information may be publicly available about Emerging Country issuers than is available about issuers in the United States.

  Emerging Country securities markets are typically marked by a high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of ownership of such securities by a limited number of investors. The markets for securities in certain Emerging Countries are in the earliest stages of their development. A Fund's investments in Emerging Countries are subject to the risk that the liquidity of particular investments, or investments generally, in such countries, will shrink or disappear suddenly and without warning as a result of economic, market or political conditions, or adverse investor perceptions, whether or not accurate. Even the markets for relatively widely traded securities in Emerging Countries may not be able to absorb, without price disruptions, a significant increase in trading volume or trades of a size customarily undertaken by institutional investors in the securities markets of developed countries. Additionally, market making and arbitrage activities are generally less extensive in such markets, which may contribute to increased volatility and reduced liquidity of such markets. The limited liquidity of Emerging Country securities may also affect a Fund's ability to accurately value its portfolio securities or to acquire or dispose of such securities at the price and times it wishes to do so. The risks associated with reduced liquidity may be particularly acute to the extent that a Fund needs cash to meet redemption requests, to pay dividends and other distributions or to pay its expenses.

  Transaction costs, including brokerage commissions or dealer mark-ups, in Emerging Countries may be higher than in the United States and other developed securities markets. In addition, existing laws and regulations are often inconsistently applied. As legal systems in Emerging Countries develop, foreign investors may be adversely affected by new or amended laws and regulations. In circumstances where adequate laws exist, it may not be possible to obtain swift and equitable enforcement of the law.

  Foreign investment in the securities markets of certain Emerging Countries is restricted or controlled to varying degrees. These restrictions may limit a Fund's investment in certain Emerging Countries and may increase the expenses of the Fund. Certain Emerging Countries require governmental approval prior to investments by foreign persons or limit investment by foreign persons to only a specified percentage of an issuer's outstanding securities or a specific class of securities which may have less advantageous terms (including price) than securities of the company available for purchase by nationals. In addition, the repatriation of both investment income and capital from several of the Emerging Countries is subject to restrictions which require government consents or prohibit repatriation entirely for a period of time. Even where there is no outright restriction on repatriation of capital, the mechanics of repatriation may affect certain aspects of the operation of an Underlying Fund. An Underlying Fund may be required to establish special custodial or other arrangements before investing in certain Emerging Countries.

  Each of the Emerging Countries may be subject to a greater degree of economic, political and social instability than is the case in the United States, Japan and most Western European countries. This instability may result from, among other things, the following: (i) authoritarian governments or military involvement in political and economic decision making, including changes or attempted changes in governments through extra-constitutional means; (ii) popular unrest associated with demands for improved political, economic or social conditions; (iii) internal insurgencies; (iv) hostile relations with neighboring countries; and (v) ethnic, religious and racial disaffection or conflict. Such economic, political and social instability could disrupt the principal financial markets in which the Underlying Funds may invest and adversely affect the value of the Funds' assets.

  The economies of Emerging Countries may differ unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, capital reinvestment, resources, self-sufficiency and balance of payments. Many Emerging Countries have experienced in the past, and continue to experience, high rates of inflation. In certain countries inflation has at times accelerated rapidly to hyperinflationary levels, creating a negative interest rate environment and sharply eroding the value of outstanding financial assets in those countries. The economies of many Emerging Countries are heavily dependent upon international trade and are accordingly affected by protective trade barriers and the economic conditions of their trading partners. In addition, the economies of some Emerging Countries are vulnerable to weakness in world prices for their commodity exports.

  An Underlying Fund's income and, in some cases, capital gains from foreign stocks and securities will be subject to applicable taxation in certain of the countries in which it invests, and treaties between the U.S. and such countries may not be available in some cases to reduce the otherwise applicable tax rates.

  Foreign markets may also have different clearance and settlement procedures and in certain U.S. markets, there have been times when settlements have been unable to keep pace with the volume of securities transactions making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when a portion of an Underlying Fund's assets is uninvested and no return is earned thereon. The inability of an Underlying Fund to make intended security purchases or sales due to settlement problems could result either in losses to the Fund due to subsequent declines in value of the portfolio securities or, if the Fund has entered into a contract to sell the securities, could result in possible liability of the Fund to the purchaser.

The creditworthiness of the local securities firms used by a Fund in Emerging Countries may not be as sound as the creditworthiness of firms used in more developed countries, thus subjecting the Fund to a greater risk of loss if a securities firm defaults in the performance of its responsibilities.

  Investing in Japan.  The Japanese Equity Fund invests in the equity securities
  ------------------
of Japanese companies. Japan's economy, the second-largest in the world, has grown substantially over the last three decades. The boom in Japan's equity and property markets during the expansion of the late 1980's supported high rates of investment and consumer spending on durable goods, but both of these components of demand have now retreated sharply following the decline in asset prices. Profits have fallen sharply, unemployment has reached a historical high and consumer confidence is low. The banking sector continues to suffer from non-performing loans and this economy is subject to deflationary pressures.
Numerous discount-rate cuts since its peak in 1991, a succession of fiscal stimulus packages, support plans for the debt-burdened financial system and spending for reconstruction following the Kobe earthquake may help to contain the recessionary forces, but substantial uncertainties remain.

  In addition to the cyclical downturn, Japan is suffering through structural adjustments. The Japanese have seen a deterioration of their competitiveness due to high wages, a strong currency and structural rigidities. Finally, Japan is reforming its political process and deregulating its economy. This has brought about turmoil, uncertainty and a crisis of confidence.

  While the Japanese governmental system itself seems stable, the dynamics of the country's politics have been unpredictable in recent years. The economic crisis of 1990-92 brought the downfall of the conservative Liberal Democratic Party, which had ruled since 1955. Since then, the country has seen a series of unstable multi-party coalitions and several prime ministers come and go, because of politics as well as personal scandals. While there appears to be no reason for anticipating civic unrest, it is impossible to know when the political instability will end and what trade and fiscal policies might be pursued by the government that emerges.

  Japan's heavy dependence on international trade has been adversely affected by trade tariffs and other protectionist measures as well as the economic condition of its trading partners. While Japan subsidizes its agricultural industry, only 19% of its land is suitable for cultivation and it is only 50% self-sufficient in food production. Accordingly, it is highly dependent on large imports of wheat, sorghum and soybeans. In addition, industry, its most important economic sector, depends on imported raw materials and fuels, including iron ore, copper, oil and many forest products. Japan's high volume of exports, such as automobiles, machine tools and semiconductors, have caused trade tensions, particularly with the United States. Some trade agreements, however, have been implemented to reduce these tensions. The relaxing of official and de facto barriers to imports, or hardships created by any pressures brought by trading partners, could adversely affect Japan's economy. A substantial rise in world oil or commodity prices could also have a negative affect. The strength of the yen itself may prove an impediment to strong continued exports and economic recovery, because it makes Japanese goods sold in other countries more expensive and reduces the value of foreign earnings repatriated to Japan.

Because the Japanese economy is so dependent on exports, any fall-off in exports may be seen as a sign of economic weakness, which may adversely affect the market.

  Geologically, Japan is located in a volatile area of the world, and has historically been vulnerable to earthquakes, volcanoes and other natural disasters. As demonstrated by the Kobe earthquake in January of 1995, in which 5,000 people were killed and billions of dollars of damage was sustained, these natural disasters can be significant enough to affect the country's economy.

  Sovereign Debt Obligations. Investments in sovereign debt obligations involve special risks not present in corporate debt obligations. The issuer of the sovereign debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due, and an Underlying Fund may have limited recourse in the event of a default. During periods of economic uncertainty, the market prices of sovereign debt, and an Underlying Fund's net asset value, may be more volatile than prices of debt obligations of U.S. issuers. In the past, the governments of certain emerging markets have encountered difficulties in servicing their debt obligations, withheld payments of principal and interest and declared moratoria on the payment of principal and interest on their sovereign debts.

  A sovereign debtor's willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign currency reserves, the availability of sufficient foreign exchange, the relative size of the debt service burden, the sovereign debtor's policy toward principal international lenders and local political constraints. Sovereign debtors may also be dependent on expected disbursements from foreign governments, multinational agencies and other entities to reduce principal and interest arrearages on their debt. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance or repay principal or interest when due may result in the cancellation of the third parties' commitments to lend funds to the sovereign debtor, which may further impair such debtor's ability or willingness to timely service its debts.

  Forward Foreign Currency Exchange Contracts. Certain of the Underlying Funds may enter into forward foreign currency exchange contracts for hedging purposes. CORE International Equity, International Equity, European Equity, Japanese Equity, International Small Cap, Emerging Markets Equity, Asia Growth, Global Income, Core Fixed Income and High Yield Funds may also enter into forward foreign currency exchange contracts to seek to increase total return. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are generally charged at any stage for trades.

  At the maturity of a forward contract an Underlying Fund may either accept or make delivery of the currency specified in the contract or, at or prior to maturity, enter into a closing transaction involving the purchase or sale of an offsetting contract. Closing transactions with respect to forward contracts are often, but not always, effected with the currency trader who is a party to the original forward contract.

  An Underlying Fund may enter into forward foreign currency exchange contracts in several circumstances. First, when an Underlying Fund enters into a contract for the purchase or sale of a security denominated or quoted in a foreign currency, or when the Fund anticipates the receipt in a foreign currency of dividend or interest payments on such a security which it holds, the Fund may desire to "lock in" the U.S. dollar price of the security or the U.S. dollar equivalent of such dividend or interest payment, as the case may be. By entering into a forward contract for the purchase or sale, for a fixed amount of dollars, of the amount of foreign currency involved in the underlying transactions, the Underlying Fund will attempt to protect itself against an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received.

  Additionally, when an Underlying Fund's investment adviser believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, it may enter into a forward contract to sell, for a fixed amount of U.S. dollars, the amount of foreign currency approximating the value of some or all of the Fund's portfolio securities quoted or denominated in such foreign currency. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the contract is entered into and the date it matures. Using forward contracts to protect the value of an Underlying Fund's portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange which an Underlying Fund can achieve at some future point in time. The precise projection of short-term currency market movements is not possible, and short-term hedging provides a means of fixing the U.S. dollar value of only a portion of an Underlying Fund's foreign assets.

  The CORE International Equity, International Equity, European Equity, Japanese Equity, International Small Cap, Emerging Markets Equity, Asia Growth, Core Fixed Income, Global Income and High Yield Funds may engage in cross-hedging by using forward contracts in one currency to hedge against fluctuations in the value of securities quoted or denominated in a different currency if a Fund's investment adviser determines that there is a pattern of correlation between the two currencies. These Underlying Funds may also purchase and sell forward contracts to seek to increase total return when a Fund's investment adviser anticipates that the foreign currency will appreciate or depreciate in value, but securities quoted or denominated in that currency do not present attractive investment opportunities and are not held in the Fund's portfolio.

  Unless otherwise covered, cash or liquid assets of an Underlying Fund will be segregated in an amount equal to the value of the Fund's total assets committed to the consummation of forward foreign currency exchange contracts requiring the Fund to purchase foreign currencies and forward contracts entered into to seek to increase total returns. The segregated assets will be marked to market. If the value of the segregated assets declines, additional cash or liquid assets will be segregated so that the value of the account will equal the amount of a Fund's commitments with respect to such contracts. Although the contracts are not presently regulated by the CFTC, the CFTC may in the future assert authority to regulate these contracts. In such event, an Underlying Fund's ability to utilize forward foreign currency exchange contracts may be restricted. The Core Fixed Income, Global Income and High Yield Funds will not enter into a forward contract with a term of greater than one year.

  While an Underlying Fund may enter into forward contracts to reduce currency exchange rate risks, transactions in such contracts involve certain other risks. Thus, while an Underlying Fund may benefit from such transactions, unanticipated changes in currency prices may result in a poorer overall performance for the Fund than if it had not engaged in any such transactions. Moreover, there may be imperfect correlation between an Underlying Fund's portfolio holdings of securities quoted or denominated in a particular currency and forward contracts entered into by such Fund. Such imperfect correlation may cause an Underlying Fund to sustain losses which will prevent the Fund from achieving a complete hedge or expose the Fund to risk of foreign exchange loss.

  Markets for trading foreign forward currency contracts offer less protection against defaults than is available when trading in currency instruments on an exchange. Forward contracts are subject to the risk that the counterparty to such contract will default on its obligations. Since a forward foreign currency exchange contract is not guaranteed by an exchange or clearinghouse, a default on the contract would deprive an Underlying Fund of unrealized profits, transaction costs or the benefits of a currency hedge or force the Fund to cover its purchase or sale commitments, if any, at the current market price.

  Forward contracts are subject to the risk that the counterparty to such contract will default on its obligations. Since a forward foreign currency exchange contract is not guaranteed by an exchange or clearinghouse, a default on the contract would deprive an Underlying Fund of unrealized profits, transaction costs or the benefits of a currency hedge or force the Fund to cover its purchase or sale commitments, if any, at the current market price. An Underlying Fund will not enter into such transactions unless the credit quality of the unsecured senior debt or the claims-paying ability of the counterparty is considered to be investment grade by its investment adviser.

  Writing and Purchasing Currency Call and Put Options. The CORE International Equity Fund and certain of the other Underlying Funds may write covered put and call options and purchase put and call options on foreign currencies for the purpose of protecting against declines in the U.S. dollar value of foreign portfolio securities and against increases in the U.S. dollar cost of foreign securities to be acquired. As with other kinds of option transactions, however, the writing of an option on foreign currency will constitute only a partial hedge, up to the amount of the premium received. If and when an Underlying Fund seeks to close out an option, the Fund could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on foreign currency may constitute an effective hedge against exchange rate fluctuations; however, in the event of exchange rate movements adverse to an Underlying Fund's position, the Fund may forfeit the entire amount of the premium plus related transaction costs. Options on foreign currencies written or purchased by an Underlying Fund will be traded on U.S. and foreign exchanges or over-the-counter.

  CORE International Equity, International Equity, European Equity, Japanese Equity, International Small Cap, Emerging Markets Equity, Asia Growth, Core Fixed Income, Global Income and High Yield Funds may use options on currency to cross-hedge, which involves writing or purchasing options on one currency to hedge against changes in exchange rates for a different currency with a pattern of correlation. In addition, CORE International Equity and certain other Underlying Funds may purchase call or put options on currency to seek to increase total return when a Fund's investment adviser anticipates that the currency will appreciate or depreciate in value, but the securities quoted or denominated in that currency do not present attractive investment opportunities and are not included in the Fund's portfolio.

  A call option written by an Underlying Fund obligates such Fund to sell specified currency to the holder of the option at a specified price if the option is exercised before the expiration date. A put option written by an Underlying Fund would obligate such Fund to purchase specified currency from the option holder at a specified price if the option is exercised at any time before the expiration date. The writing of currency options involves a risk that the Underlying Fund will, upon exercise of the option, be required to sell currency subject to a call at a price that is less than the currency's market value or be required to purchase currency subject to a put at a price that exceeds the currency's market value. For a description of how to cover written put and call options, see "Writing Covered Options" above.

  An Underlying Fund may terminate its obligations under a call or put option by purchasing an option identical to the one it has written. Such purchases are referred to as "closing purchase transactions." An Underlying Fund would also be able to enter into closing sale transactions in order to realize gains or minimize losses on options purchased by the Underlying Fund.

  An Underlying Fund would normally purchase call options on foreign currency in anticipation of an increase in the U.S. dollar value of currency in which securities to be acquired by the Fund are quoted or denominated. The purchase of a call option would entitle the Underlying Fund, in return for the premium paid, to purchase specified currency at a specified price during the option period. An Underlying Fund would ordinarily realize a gain if, during the option period, the value of such currency exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise the Underlying Fund would realize either no gain or a loss on the purchase of the call option.

  An Underlying Fund would normally purchase put options in anticipation of a decline in the U.S. dollar value of currency in which securities in its portfolio are quoted or denominated ("protective puts"). The purchase of a put option would entitle an Underlying Fund, in exchange for the premium paid, to sell specified currency at a specified price during the option period. The purchase of protective puts is designed merely to offset or hedge against a decline in the dollar value of an Underlying Fund's portfolio securities due to currency exchange rate fluctuations. An Underlying Fund would ordinarily realize a gain if, during the option period, the value of the underlying currency decreased below the exercise price sufficiently to more than cover the premium and transaction costs; otherwise the Fund would realize either no gain or a loss on the purchase of the put option. Gains and losses on the purchase of protective put options would tend to be offset by countervailing changes in the value of underlying currency or portfolio securities.

  In addition to using options for the hedging purposes described above, certain Underlying Funds may use options on currency to seek to increase total return. These Underlying Funds may write (sell) covered put and call options on any currency in order to realize greater income than would be realized on portfolio securities transactions alone. However, in writing covered call options for additional income, an Underlying Fund may forego the opportunity to profit from an increase in the market value of the underlying currency. Also, when writing put options, an Underlying Fund accepts, in return for the option premium, the risk that it may be required to purchase the underlying currency at a price in excess of the currency's market value at the time of purchase.

  Special Risks Associated With Options on Currency. An exchange traded option position may be closed out only on an options exchange which provides a secondary market for an option of the same series. There is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time. In such event, it might not be possible to effect closing transactions in particular options, with the result that an Underlying Fund would have to exercise its options in order to realize any profit and would incur transaction costs upon the sale of underlying securities pursuant to the exercise of put options. If an Underlying Fund as a covered call option writer is unable to effect a closing purchase transaction in a secondary market, it may not be able to sell the underlying currency (or security quoted or denominated in that currency) until the option expires or it delivers the underlying currency upon exercise.

  There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain of the facilities of the Options Clearing Corporation inadequate, and thereby result in the institution by an exchange of special procedures which may interfere with the timely execution of customers' orders.

  An Underlying Fund may purchase and write over-the-counter options to the extent consistent with its limitation on investments in illiquid securities. Trading in over-the-counter options is subject to the risk that the other party will be unable or unwilling to close out options purchased or written by an Underlying Fund.

  The amount of the premiums which an Underlying Fund may pay or receive may be adversely affected as new or existing institutions, including other investment companies, engage in or increase their option purchasing and writing activities.

Mortgage Dollar Rolls
---------------------

  The Short Duration Government Fund and certain other Underlying Fixed-Income Funds may enter into mortgage "dollar rolls" in which an Underlying Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity), but not identical securities on a specified future date. During the roll period, an Underlying Fund loses the right to receive principal and interest paid on the securities sold. However, an Underlying Fund would benefit to the extent of any difference between the price received for the securities sold and the lower forward price for the future purchase (often referred to as the "drop") or fee income plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. Unless such benefits exceed the income, capital appreciation and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of an Underlying Fund compared with what such performance would have been without the use of mortgage dollar rolls. All cash proceeds will be invested in instruments that are permissible investments for the applicable Underlying Fund. An Underlying Fund will segregate until the settlement date cash or liquid assets, as permitted by applicable law, in an amount equal to its forward purchase price.

  For financial reporting and tax purposes, the Underlying Funds treat mortgage dollar rolls as two separate transactions; one involving the purchase of a security and a separate transaction involving a sale. The Underlying Funds do not currently intend to enter into mortgage dollar rolls that are accounted for as a financing.

  Mortgage dollar rolls involve certain risks including the following: if the broker-dealer to whom an Underlying Fund sells the security becomes insolvent, an Underlying Fund's right to purchase or repurchase the mortgage-related securities subject to the mortgage dollar roll may be restricted and the instrument which an Underlying Fund is required to repurchase may be worth less than an instrument which the Fund originally held. Successful use of mortgage dollar rolls will depend upon the ability of an Underlying Fund's investment adviser to manage the Fund's interest rate and mortgage prepayments exposure. For these reasons, there is no assurance that mortgage dollar rolls can be successfully employed.

Convertible Securities
----------------------

  Convertible securities include corporate notes or preferred stock but are ordinarily long-term debt obligations of the issuer convertible at a stated exchange rate into common stock of the issuer. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis, and thus may not depreciate to the same extent as the underlying common stock. Convertible securities rank senior to common stocks in an issuer's capital structure and consequently entail less risk than the issuer's common stock.

Currency Swaps, Mortgage Swaps, Credit Swaps, Index Swaps and Interest Rate
---------------------------------------------------------------------------
Swaps, Caps, Floors and Collars
-------------------------------

  The CORE International Equity, International Equity, Emerging Markets Equity, European Equity, Japanese Equity, Asia Growth, International Small Cap, Core Fixed Income, Global Income and High Yield Funds may enter into currency swaps for both hedging purposes and to seek to increase total return. In addition, the Short Duration Government Fund and certain other Underlying Funds may enter into mortgage, credit, index and interest rate swaps and other interest rate swap arrangements such as rate caps, floors and collars, for hedging purposes or to seek to increase total return. Currency swaps involve the exchange by an Underlying Fund with another party of their respective rights to make or receive payments in specified currencies. Interest rate swaps involve the exchange by an Underlying Fund with another party of their respective commitments to pay or receive interest, such as an exchange of fixed rate payments for floating rate payments. Mortgage swaps are similar to interest rate swaps in that they represent commitments to pay and receive interest. The notional principal amount, however, is tied to a reference pool or pools of mortgages. Index swaps involve the exchange by an Underlying Fund with another party of the respective amounts payable with respect to a notional principal amount at interest rates equal to two specified indices. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payment of interest on a notional principal amount from the party selling such interest rate cap. Credit swaps involve the receipt of floating or fixed rate payments in exchange for assuming potential credit losses of an underlying security. Credit swaps give one party to a transaction the right to dispose of or acquire an asset (or group of assets), or the right to receive or make a payment from the other party, upon the occurrence of specified credit events. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling the interest rate floor. An interest rate collar is the combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates. Since interest rate, mortgage and currency swaps and interest rate caps, floors and collars are individually negotiated, each Underlying Fund expects to achieve an acceptable degree of correlation between its portfolio investments and its swap, cap, floor and collar positions.

  An Underlying Fund will enter into interest rate, mortgage and index swaps only on a net basis, which means that the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Interest rate, index and mortgage swaps do not involve the delivery of securities, other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate, index and mortgage swaps is limited to the net amount of interest payments that the Underlying Fund is contractually obligated to make. If the other party to an interest rate, index or mortgage swap defaults, the Underlying Fund's risk of loss consists of the net amount of interest payments that the Fund is contractually entitled to receive, if any.
In contrast, currency swaps usually involve the delivery of the entire principal amount of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. To the extent that the net amount payable under an interest rate, index or mortgage swap and the entire amount of the payment stream payable by an Underlying Fund under a currency swap or an interest rate floor, cap or collar are covered by segregated cash or liquid assets the Underlying Funds and their investment advisers believe that transactions do not constitute senior securities under the Act and, accordingly, will not treat them as being subject to a Fund's borrowing restrictions.

  The CORE International Equity Fund and the other Underlying Equity Funds will not enter into swap transactions unless the unsecured commercial paper, senior debt or claims paying ability of the other party thereto is considered to be investment grade by its investment adviser. The Short Duration Government Fund and the other Underlying Fixed-Income Funds will not enter into any interest rate, mortgage or credit swap transactions unless the unsecured commercial paper, senior debt or claims-paying ability of the other party is rated either AA or A-1 or better by Standard & Poor's or Aa or P-1 or better by Moody's or, if unrated by such rating agencies, determined to be of comparable quality by the applicable investment adviser. The Core Fixed Income, Global Income and High Yield Funds will not enter into any currency swap transactions unless the unsecured commercial paper senior debt or claims-paying ability of the other party thereto is rated investment grade by Standard & Poor's or Moody's or their equivalent ratings or, if unrated by such rating agencies, determined to be of comparable quality by the applicable investment adviser. If there is a default by the other party to such a transaction, an Underlying Fund will have contractual remedies pursuant to the agreements related to the transaction.
The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid in comparison with the markets for other similar
instruments which are traded in the interbank market.   The investment advisers,
under the supervision of the Board of Trustees, are responsible for determining and monitoring the liquidity of the Underlying Funds' transactions in swaps, caps, floors and collars.

  The use of interest rate, mortgage, credit, index and currency swaps, as well as interest rate caps, floors and collars, is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If an Underlying Fund's investment adviser is incorrect in its forecasts of market values, interest rates and currency exchange rates, the investment performance of the Fund would be less favorable than it would have been if this investment technique were not used.

Equity Swaps
------------

  The CORE Large Cap Value Fund, CORE International Equity Fund and each of the other Underlying Equity Funds may enter into equity swap contracts to invest in a market without owning or taking physical custody of securities in circumstances in which direct investment is restricted for legal reasons or is otherwise impracticable. The counterparty to an equity swap contract will typically be a bank, investment banking firm or broker/dealer. The counterparty will generally agree to pay the Underlying Fund the amount, if any, by which the notional amount of the equity swap contract would have increased in value had it been invested in the particular stocks, plus the dividends that would have been received on those stocks. The Underlying Fund will agree to pay to the counterparty a floating rate of interest on the notional amount of the equity swap contract plus the amount, if any, by which that notional amount would have decreased in value had it been invested in such stocks. Therefore, the return to the Underlying Fund on any equity swap contract should be the gain or loss on the notional amount plus dividends on the stocks less the interest paid by the Underlying Fund on the notional amount.

  An Underlying Fund will enter into equity swaps only on a net basis, which means that the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Payments may be made at the conclusion of an equity swap contract or periodically during its term. Equity swaps do not involve the delivery of securities or other underlying assets. Accordingly, the risk of loss with respect to equity swaps is limited to the net amount of payments that an Underlying Fund is contractually obligated to make. If the other party to an equity swap defaults, an Underlying Fund's risk of loss consists of the net amount of payments that such Fund is contractually entitled to receive, if any. The net amount of the excess, if any, of an Underlying Fund's obligations over its entitlements with respect to each equity swap will be accrued on a daily basis and an amount of cash or liquid assets, having an aggregate net asset value at least equal to such accrued excess will be segregated. Inasmuch as these transactions are entered into for hedging purposes or are offset by segregated cash or liquid assets, as permitted by applicable law, the Underlying Funds and their investment advisers believe that transactions do not constitute senior securities under the Act and, accordingly, will not treat them as being subject to a Fund's borrowing restrictions.

Real Estate Investment Trusts
-----------------------------

  The CORE Large Cap Value, CORE International Equity Fund and other Underlying Equity Funds may invest in shares of REITs. REITs are pooled investment vehicles which invest primarily in income producing real estate or real estate related loans or interest. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Like regulated investment companies such as the Funds, REITs are not taxed on income distributed to shareholders provided they comply with certain requirements under the Code. An Underlying Fund will indirectly bear its proportionate share of any expenses paid by REITs in which it invests in addition to the expenses paid by an Underlying Fund.

  Investing in REITs involves certain unique risks. Equity REITs may be affected by changes in the value of the underlying property owned by such REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified (except to the extent the Code requires), and are subject to the risks of financing projects. REITs are subject to heavy cash flow dependency, default by borrowers, self-liquidation, and the possibilities of failing to qualify for the exemption from tax for distributed income under the Code and failing to maintain their exemptions from the Act. REITs (especially mortgage REITs) are also subject to interest rate risks.

Lending of Portfolio Securities
-------------------------------

  The CORE Large Cap Value Fund, CORE International Equity Fund, Short Duration Government Fund and other Underlying Funds may lend portfolio securities. Under present regulatory policies, such loans may be made to institutions such as brokers or dealers and would be required to be secured continuously by collateral in cash, cash equivalents or U.S. Government securities maintained on a current basis at an amount at least equal to the market value of the securities loaned. An Underlying Fund would be required to have the right to call a loan and obtain the securities loaned at any time on five days' notice. For the duration of a loan, an Underlying Fund would continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned and would also receive compensation from investment of the collateral.
An Underlying Fund would not have the right to vote any securities having voting rights during the existence of the loan, but the Fund would call the loan in anticipation of an important vote to be taken among holders of the securities or the giving or withholding of their consent on a material matter affecting the investment. As with other extensions of credit there are risks of delay in recovering, or even loss of rights in, the collateral should the borrower of the securities fail financially. However, the loans would be made only to firms deemed by an Underlying Fund's investment adviser to be of good standing, and when, in the judgment of the investment adviser, the consideration which can be earned currently from securities loans of this type justifies the attendant risk. If an investment adviser determines to make securities loans, it is intended that the value of the securities loaned would not exceed one-third of the value of the total assets of an Underlying Fund (including the loan collateral).

When-Issued Securities and Forward Commitments
----------------------------------------------

  The CORE Large Cap Value Fund, CORE International Equity Fund, Short Duration Government Fund and other Underlying Funds may purchase securities on a when-issued basis or purchase or sell securities on a forward commitment basis.
These transactions involve a commitment by an Underlying Fund to purchase or sell securities at a future date. The price of the underlying securities (usually expressed in terms of yield) and the date when the securities will be delivered and paid for (the settlement date) are fixed at the time the transaction is negotiated. When-issued purchases and forward commitment transactions are negotiated directly with the other party, and such commitments are not traded on exchanges. An Underlying Fund will purchase securities on a when-issued basis or purchase or sell securities on a forward commitment basis only with the intention of completing the transaction and actually purchasing or selling the securities. If deemed advisable as a matter of investment strategy, however, an Underlying Fund may dispose of or negotiate a commitment after entering into it. The Underlying Funds may also realize a capital gain or loss in connection with these transactions. For purposes of determining an Underlying Fund's duration, the maturity of when-issued or forward commitment securities will be calculated from the commitment date. An Underlying Fund is required to segregate until three days prior to the settlement date, cash and liquid assets in an amount sufficient to meet the purchase price. Alternatively, an Underlying Fund may enter into offsetting contracts for the forward sale of other securities that it owns. Securities purchased or sold on a when-issued or forward commitment basis involve a risk of loss if the value of the security to be purchased declines prior to the settlement date or if the value of the security to be sold increases prior to the settlement date.

Investment in Unseasoned Companies
----------------------------------

  The CORE Large Cap Value Fund, CORE International Equity Fund, Short Duration Government Fund and other Underlying Funds may invest a portion of their net assets in companies (including predecessors) which have operated less than three years, except that this limitation does not apply to debt securities which have been rated investment grade or better by at least one NRSRO. The securities of such companies may have limited liquidity, which can result in their being priced higher or lower than might otherwise be the case. In addition, investments in unseasoned companies are more speculative and entail greater risk than do investments in companies with an established operating record.

Other Investment Companies
--------------------------

  Each of the Underlying Funds may make limited investments in the securities of other investment companies including, pursuant to an exemptive order obtained from the SEC, money market funds for which the Adviser or any of its affiliates serve as investment adviser. An Underlying Fund will indirectly bear its proportionate share of any management fees and other expenses paid by investment companies in which it invests in addition to the advisory and administration fees paid by the Fund. However, to the extent that an Underlying Fund invests in a money market fund for which the Adviser or any of its affiliates acts as adviser, the advisory and administration fees payable by the Fund to the investment adviser or its affiliates will be reduced by an amount equal to the Fund's proportionate share of the advisory and administration fees paid by such money market fund to the investment adviser or its affiliates.

  The CORE Funds and each other Underlying Equity Fund may also invest in SPDRs. SPDRs are interests in a unit investment trust ("UIT") that may be obtained from the UIT or purchased in the secondary market (SPDRs are listed on the American Stock Exchange). The UIT will issue SPDRs in aggregations known as "Creation Units" in exchange for a "Portfolio Deposit" consisting of (a) a portfolio of securities substantially similar to the component securities ("Index Securities") of the Standard & Poor's 500 Composite Stock Price Index (the "S&P Index"), (b) a cash payment equal to a pro rata portion of the dividends accrued on the UIT's portfolio securities since the last dividend payment by the UIT, net of expenses and liabilities, and (c) a cash payment or credit ("Balancing Amount") designed to equalize the net asset value of the S&P Index and the net asset value of a Portfolio Deposit.

  SPDRs are not individually redeemable, except upon termination of the UIT. To redeem, an Underlying Fund must accumulate enough SPDRs to reconstitute a Creation Unit. The liquidity of small holdings of SPDRs, therefore, will depend upon the existence of a secondary market. Upon redemption of a Creation Unit, the Underlying Fund will receive Index Securities and cash identical to the Portfolio Deposit required of an investor wishing to purchase a Creation Unit that day.

  The price of SPDRs is derived from and based upon the securities held by the UIT. Accordingly, the level of risk involved in the purchase or sale of a SPDR is similar to the risk involved in the purchase or sale of traditional common stock, with the exception that the pricing mechanism for SPDRs is based on a basket of stocks. Disruptions in the markets for the securities underlying SPDRs purchased or sold by the Funds could result in losses on SPDRs.

  The CORE International Equity Fund and certain other Underlying Funds may also purchase shares of investment companies investing primarily in foreign securities, including "country funds." Country funds have portfolios consisting primarily of securities of issuers located in one foreign country or region.
The CORE Funds and certain other Underlying Funds may also invest in World Equity Benchmark Shares ("WEBs") and similar securities that invest in securities included in foreign securities indices.

Repurchase Agreements
---------------------

  The CORE Large Cap Value Fund, CORE International Equity Fund, Short Duration Government Fund and each other Underlying Fund may enter into repurchase agreements with selected broker-dealers, banks or other financial institutions. A repurchase agreement is an arrangement under which an Underlying Fund purchases securities and the seller agrees to repurchase the securities within a particular time and at a specified price. Custody of the securities is maintained by an Underlying Fund's custodian. The repurchase price may be higher than the purchase price, the difference being income to an Underlying Fund, or the purchase and repurchase prices may be the same, with interest at a stated rate due to the Fund together with the repurchase price on repurchase.
In either case, the income to an Underlying Fund is unrelated to the interest rate on the security subject to the repurchase agreement.

  For purposes of the Act and generally for tax purposes, a repurchase agreement is deemed to be a loan from an Underlying Fund to the seller of the security. For other purposes, it is not always clear whether a court would consider the security purchased by an Underlying Fund subject to a repurchase agreement as being owned by an Underlying Fund or as being collateral for a loan by the Fund to the seller. In the event of commencement of bankruptcy or insolvency proceedings with respect to the seller of the security before repurchase of the security under a repurchase agreement, an Underlying Fund may encounter delay and incur costs before being able to sell the security. Such a delay may involve loss of interest or a decline in price of the security. If the court characterizes the transaction as a loan and an Underlying Fund has not perfected a security interest in the security, the Fund may be required to return the security to the seller's estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, an Underlying Fund would be at risk of losing some or all of the principal and interest involved in the transaction.

  The Underlying Fund's investment adviser seeks to minimize the risk of loss from repurchase agreements by analyzing the creditworthiness of the obligor, in this case the seller of the security. Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the security. However, if the market value of the security subject to the repurchase agreement becomes less than the repurchase price (including accrued interest), an Underlying Fund will direct the seller of the security to deliver additional securities so that the market value of all securities subject to the repurchase agreement equals or exceeds the repurchase price. Certain repurchase agreements which provide for settlement in more than seven days can be liquidated before the nominal fixed term on seven days or less notice. Such repurchase agreements will be regarded as liquid instruments.

  In addition, an Underlying Fund, together with other registered investment companies having advisory agreements with the Adviser or its affiliates, may transfer uninvested cash balances into a single joint account, the daily aggregate balance of which will be invested in one or more repurchase agreements.

Reverse Repurchase Agreements
-----------------------------

  The Short Duration Government Fund and certain other Underlying Funds may borrow money for temporary purposes by entering into transactions called reverse repurchase agreements. Under these arrangements, an Underlying Fund will sell portfolio securities to dealers in U.S. Government Securities or members of the Federal Reserve System, with an agreement to repurchase the security on an agreed date, price and interest payment. The Core Fixed Income, Global Income and High Yield Funds may also enter into reverse repurchase agreements involving certain foreign government securities. Reverse repurchase agreements involve the possible risk that the value of portfolio securities an Underlying Fund relinquishes may decline below the price the Fund must pay when the transaction closes. Borrowings may magnify the potential for gain or loss on amounts invested resulting in an increase in the speculative character of an Underlying Fund's outstanding shares.

     When an Underlying Fund enters into a reverse repurchase agreement, it segregates cash or liquid assets that have a value equal to or greater than the repurchase price. The account is then continuously monitored by its investment adviser to make sure that an appropriate value is maintained. Reverse repurchase agreements are considered to be borrowings under the Act.

Restricted and Illiquid Securities
----------------------------------

     The CORE Large Cap Value Fund, CORE International Equity Fund, Short Duration Government and other Underlying Funds may not invest more than 15% (10% in the case of Financial Square Prime Obligations Fund) of their net assets in illiquid investments, which include securities (both foreign and domestic) that are not readily marketable, certain SMBS, certain municipal leases and participation interests, certain over-the-counter options, repurchase agreements and time deposits with a notice or demand period of more than seven days, and certain restricted securities, unless it is determined, based upon a continuing review of the trading markets for the specific instrument, that such instrument is liquid. The Trustees have adopted guidelines under which the Underlying Funds' investment advisers determine and monitor the liquidity of the Funds' portfolio securities. This investment practice could have the effect of increasing the level of illiquidity in an Underlying Fund to the extent that qualified institutional buyers become for a time uninterested in purchasing these instruments.

     The purchase price and subsequent valuation of restricted securities may reflect a discount from the price at which such securities trade when they are not restricted, since the restriction may make them less liquid. The amount of the discount from the prevailing market price is expected to vary depending upon the type of security, the character of the issuer, the party who will bear the expenses of registering the restricted securities and prevailing supply and demand conditions.

Portfolio Turnover
------------------

     Each Underlying Fund may engage in active short-term trading to benefit from yield disparities among different issues of securities or among the markets for fixed-income securities, or for other reasons. It is anticipated that the portfolio turnover rate of each Fund will vary from year to year.


                            INVESTMENT RESTRICTIONS

    The following investment restrictions have been adopted by the Trust as fundamental policies that cannot be changed with respect to the CORE Funds, Short Duration Government Fund and Asset Allocation Portfolios without the affirmative vote of the holders of a majority (as defined in the Act) of the outstanding voting securities of the affected Fund. The investment objective of each of these Funds and all other investment policies or practices of each Fund are considered by the Trust not to be fundamental and accordingly may be changed without shareholder approval. For purposes of the Act, "majority" means the lesser of (a) 67% or more of the shares of the Trust or a Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Trust or a Fund are present or represented by proxy, or (b) more than 50% of the shares of the Trust or a Fund. For purposes of the following limitations, any limitation which involves a maximum percentage shall not be considered violated unless an excess over the percentage occurs immediately after, and is caused by, an acquisition or encumbrance of securities or assets of, or borrowings by, a Fund. With respect to the Funds' fundamental investment restriction no. 3, asset coverage of at least 300% (as defined in the Act), inclusive of any amounts borrowed, must be maintained at all times.

    As a matter of fundamental policy, a Fund may not:

         (1) make any investment inconsistent with the Fund's classification as a diversified company under the Act. This restriction does not, however, apply to any Fund classified as a non-diversified company under the Act;

         (2) invest 25% or more of its total assets in the securities of one or more issuers conducting their principal business activities in the same industry (excluding investment companies and the U.S. government or any of its agencies or instrumentalities). (For the purposes of this restriction, state and municipal governments and their agencies, authorities and instrumentalities are not deemed to be industries; telephone companies are considered to be a separate industry from water, gas or electric utilities; personal credit finance companies and business credit finance companies are deemed to be separate industries; and wholly-owned finance companies are considered to be in the industry of their parents if their activities are primarily related to financing the activities of their parents). This restriction does not apply to investments in municipal securities which have been pre-refunded by the use of obligations of the U.S. government or any of its agencies or instrumentalities;

         (3) borrow money, except (a) the Fund may borrow from banks (as defined in the Act) or through reverse repurchase agreements in amounts up to 33-1/3% of its total assets (including the amount borrowed), (b) the Fund may, to the extent permitted by applicable law, borrow up to an additional 5% of its total assets for temporary purposes, (c) the Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of portfolio securities, (d) the Fund may purchase securities on margin to the extent permitted by applicable law and
              (e) the Fund may engage transactions in mortgage dollar rolls which are accounted for as financings;

         (4) make loans, except through (a) the purchase of debt obligations in accordance with the Fund's investment objective and policies, (b) repurchase agreements with banks, brokers, dealers and other financial institutions, and (c) loans of securities as permitted by applicable law;

         (5) underwrite securities issued by others, except to the extent that the sale of portfolio securities by the Fund may be deemed to be an underwriting;

         (6) purchase, hold or deal in real estate, although a Fund may purchase and sell securities that are secured by real estate or interests therein, securities of real estate investment trusts and mortgage-related securities and may hold and sell real estate acquired by a Fund as a result of the ownership of securities;

         (7) invest in commodities or commodity contracts, except that the Fund may invest in currency and financial instruments and contracts that are commodities or commodity contracts; or

         (8) issue senior securities to the extent such issuance would violate applicable law.

    Each Fund may, notwithstanding any other fundamental investment restriction or policy, invest some or all of its assets in a single open-end investment company or series thereof with substantially the same investment objective, restrictions and policies as the Fund.

    In addition to the fundamental policies mentioned above, the Trustees have adopted the following non-fundamental policies which can be changed or amended by action of the Trustees without approval of shareholders.

    A Fund may not:

    (a) Invest in companies for the purpose of exercising control or management (but this does not prevent an Asset Allocation Portfolio from purchasing a controlling interest in one or more of the Underlying Funds consistent with its investment objective and policies);

    (b) Invest more than 15% of the Fund's net assets in illiquid investments including repurchase agreements maturing in more than seven days, securities which are not readily marketable and restricted securities not eligible for resale pursuant to Rule 144A under the 1933 Act;

    (c) Purchase additional securities if the Fund's borrowings (excluding covered mortgage dollar rolls) exceed 5% of its net assets; or

    (d) Make short sales of securities, except short sales against the box.

    The Underlying Funds in which the Asset Allocation Portfolios may invest have adopted certain investment restrictions which may be more or less restrictive than those listed above, thereby allowing an Asset Allocation Portfolio to participate in certain investment strategies indirectly that are prohibited under the fundamental and non-fundamental investment restrictions and policies listed above. The investment restrictions of these Underlying Funds are set forth in their respective Additional Statements.


                                  MANAGEMENT

    The Trustees of the Trust are responsible for deciding matters of general policy and reviewing the actions of the Adviser, distributor and transfer agent. The officers of the Trust conduct and supervise each Fund's daily business operations.

    Information pertaining to the Trustees and officers of the Trust is set forth below. Trustees and officers deemed to be "interested persons" of the Trust for purposes of the Act are indicated by an asterisk.


Name, Age                            Positions              Principal Occupation(s)
And Address                          With Trust             During Past 5 Years
-----------                          ----------             ----------------------

Ashok N. Bakhru, 56                  Chairman             Chairman of the Board of Trustees
1325 Ave. of the Americas            & Trustee            Goldman Sachs Trust (registered
New York, NY  10019                                       investment company); Executive Vice
                                                          President  Finance and Administration
                                                          and Chief Financial Officer, Coty Inc.
                                                          (since April 1996); President, ABN
                                                          Associates (July 1994 March 1996);
                                                          Senior Vice President of Scott Paper
                                                          Company (until June 1994); Director of
                                                          Arkwright Mutual Insurance Company
                                                          (1994-Present); Trustee of International
                                                          House of Philadelphia (1989-Present);
                                                          Member of Cornell University Council
                                                          (1992-Present); Trustee of the Walnut
                                                          Street Theater (1992-Present).



*David B. Ford, 52                   Trustee              Trustee  Goldman Sachs Trust (registered
One New York Plaza                                        investment company); Director,
New York, NY  10004                                       Commodities Corp. LLC (since April
                                                          1997); Managing Director, J. Aron &
                                                          Company (since November 1996); Managing
                                                          Director, Goldman, Sachs & Co.
                                                          Investment Banking Division (since
                                                          November 1996); Director, CIN Management
                                                          (since August 1996); Chief Executive
                                                          Officer & Managing Director and
                                                          Director, Goldman Sachs Asset Management
                                                          International (since November 1995 and
                                                          December 1994, respectively); Co-Head,
                                                          Goldman, Sachs & Co. Asset Management
                                                          Division (since November 1995); Co-Head
                                                          and Director, Goldman Sachs Funds
                                                          Management Inc. (since November 1995 and
                                                          December 1994, respectively); Chairman
                                                          and Director, Goldman Sachs Asset
                                                          Management Japan Limited (since November
                                                          1994).




Name, Age                            Positions                Principal Occupation(s)
And Address                          With Trust                During Past 5 Years
-----------                          ----------            --------------------------------
*Douglas C. Grip, 36                 Trustee              Trustee and President  Goldman Sachs
One New York Plaza                   & President          Trust (registered investment company);
New York, NY  10004                                       Managing Director, Goldman, Sachs & Co.
                                                          Asset Management Division (since
                                                          November 1997); President, Goldman Sachs
                                                          Fund Group (since April 1996);
                                                          President, MFS Retirement Services Inc.,
                                                          of Massachusetts Financial Services
                                                          (prior thereto).


*John P. McNulty, 46                 Trustee              Trustee  Goldman Sachs Trust (registered
One New York Plaza                                        investment company); Managing Director,
New York, NY  10004                                       Goldman Sachs (since 1996); General
                                                          Partner, J. Aron & Company (since
                                                          November 1995); Director and Co-Head,
                                                          Goldman Sachs Funds Management Inc.
                                                          (since November 1995); Director, Goldman
                                                          Sachs Asset Management International
                                                          (since January 1996); Director, Global
                                                          Capital Reinsurance (since 1989);
                                                          Director, Commodities Corp. LLC (since
                                                          April 1997); Limited Partner of Goldman,
                                                          Sachs & Co. (1994 - November 1995).


Mary P. McPherson, 63                Trustee              Trustee  Goldman Sachs Trust (registered
The Andrew W. Mellon Foundation                           investment company); Vice President and
140 East 62nd Street                                      Senior Program Officer, The Andrew W.
New York, NY  10021                                       Mellon Foundation (since October 1997);
                                                          President of Bryn Mawr College
                                                          (1978-1997); Director of Josiah Macy,
                                                          Jr. Foundation (since 1977); Director of
                                                          the Philadelphia Contributionship (since
                                                          1985); Director of Amherst College
                                                          (since 1986); Director of Dayton Hudson
                                                          Corporation (1988-1997); Director of the
                                                          Spenser Foundation (since 1993); and
                                                          member of PNC Advisory Board (since
                                                          1993).



Name, Age                           Positions                Principal Occupation(s)
And Address                         With Trust                During Past 5 Years
-----------                         ----------             -----------------------------
*Alan A. Shuch, 49                   Trustee              Trustee  Goldman Sachs Trust (registered
One New York Plaza                                        investment company); Limited Partner,
New York, NY  10004                                       Goldman, Sachs & Co.(since 1994);
                                                          Consultant to Goldman Sachs Asset
                                                          Management (since 1994); Director, Chief
                                                          Operating Officer and Vice President of
                                                          Goldman Sachs Funds Management Inc.
                                                          (from November 1993  November 1994);
                                                          President and Chief Operating Officer,
                                                          GSAM  Japan Limited (November 1993
                                                          November 1994); Director, Goldman Sachs
                                                          Asset Management International (November
                                                          1993 - November 1994); General Partner,
                                                          Goldman, Sachs & Co. Investment Banking
                                                          (December 1986  November 1994).


Jackson W. Smart, Jr., 68            Trustee              Trustee  Goldman Sachs Trust (registered
One Northfield Plaza Suite 218                            investment company); Chairman, Executive
Northfield, IL  60093                                     Committee, First Commonwealth, Inc. (a
                                                          managed dental care company) (since
                                                          January 1996); Chairman and Chief
                                                          Executive Officer, MSP Communications
                                                          Inc. (a company engaged in radio
                                                          broadcasting) (November 1988  December
                                                          1997); Director, Federal Express
                                                          Corporation (NYSE) (since 1976);
                                                          Director, Evanston Hospital Corporation
                                                          (since 1980).


William H. Springer, 69              Trustee              Trustee  Goldman Sachs Trust (registered
701 Morningside Drive                                     investment company); Director, Walgreen
Lake Forest, IL  60045                                    Co. (a retail drug store business)
                                                          (since April 1998); Director of Baker,
                                                          Fentress & Co. (a closed-end,
                                                          non-diversified management investment
                                                          company) (April 1992 - present);
                                                          Trustee, Northern Institutional Funds
                                                          (since April 1984).



Name, Age                            Positions                    Principal Occupation(s)
And Address                          With Trust                     During Past 5 Years
-----------                          ----------                   ----------------------
Richard P. Strubel, 59               Trustee               Trustee  Goldman Sachs Trust (registered
737 N. Michigan Ave., Suite 1405                           investment company); Managing Director,
Chicago, IL  60611                                         Tandem Partners, Inc. (since 1990);
                                                           Director of Kaynar Technologies Inc.
                                                           (since March 1997); President and Chief
                                                           Executive Officer, Microdot, Inc. (a
                                                           diversified manufacturer of fastening
                                                           systems and connectors) (January 1984
                                                           October 1994); Trustee, Northern
                                                           Institutional Funds (since December
                                                           1982).


*Nancy L. Mucker, 49                 Vice President        Vice President  Goldman Sachs Trust
4900 Sears Tower                                           (registered investment company); Vice
Chicago, IL  60606                                         President, Goldman, Sachs & Co. (since
                                                           April 1985); Co-Manager of Shareholder
                                                           Servicing of GSAM (since November 1989).


*John M. Perlowski, 34               Treasurer             Treasurer  Goldman Sachs Trust
One New York Plaza                                         (registered investment company); Vice
New York, NY  10004                                        President, Goldman, Sachs & Co.
                                                           Incorporated (since July 1995);
                                                           Director, Investors Bank and Trust
                                                           (November 1993  July 1995).


*James A. Fitzpatrick, 38            Vice President        Vice President  Goldman Sachs Trust
4900 Sears Tower                                           (registered investment company); Vice
Chicago, IL  60606                                         President of Goldman Sachs Asset
                                                           Management (since April 1997); Vice
                                                           President and General Manager, First
                                                           Data Corporation - Investor Services
                                                           Group (prior thereto).



Name, Age                                Positions                       Principal Occupation(s)
And Address                             With Trust                        During Past 5 Years
-----------                             -----------                      -----------------------
Jesse Cole, 35                          Vice President                 Vice President  Goldman Sachs Trust
4900 Sears Tower                                                       (registered investment company); Vice
Chicago, IL  60606                                                      President, Goldman Sachs Asset
                                                                        Management (June 1998 to Present); Vice
                                                                        President, AIM Management Group, Inc.
                                                                        (April 1996-June 1998); Assistant Vice
                                                                        President, The Northern Trust Company
                                                                        (June 1987-April 1996).


Philip V. Giuca , Jr., 36               Assistant Treasurer             Assistant Treasurer  Goldman Sachs Trust
10 Hanover Square                                                       (registered investment company); Vice
New York, NY  10004                                                     President, Goldman, Sachs & Co. (May
                                                                        1992-Present); Tax Accountant, Goldman,
                                                                        Sachs & Co. (December 1990-May 1992).


Anne Marcel, 40                         Vice President           Vice President  Goldman Sachs Trust
4900 Sears Tower                                             (registered investment company); Vice
Chicago, IL  60606                                           President, Goldman Sachs Asset
                                                             Management (June 1998-Present); Vice
                                                              President, Stein Roe & Farnham, Inc.
                                                              (October 1992-June 1998).




Name, Age                       Positions                      Principal Occupation(s)
And Address                     With Trust                      During Past 5 Years
-----------                     ----------                     -----------------------
*Michael J. Richman, 38           Secretary                    Secretary  Goldman Sachs Trust
85 Broad Street                                                (registered investment company); General
New York, NY  10004                                            Counsel of the Funds Group of Goldman
                                                               Sachs Asset Management (since December
                                                               1997); Associate General Counsel of
                                                               Goldman Sachs Asset Management (February
                                                               1994  December 1997); Vice President and
                                                               Assistant General Counsel of Goldman,
                                                               Sachs & Co. (since June 1992); Counsel
                                                               to the Funds Group, GSAM (June 1992
                                                               December 1997); Partner, Hale and Dorr
                                                               (September 1991 - June 1992).


*Howard B. Surloff, 33            Assistant Secretary     Assistant Secretary  Goldman Sachs Trust
85 Broad Street                                           (registered investment company);
New York, NY  10004                                       Assistant General Counsel, Goldman Sachs
                                                          Asset Management and Associate General
                                                          Counsel to the Funds Group (since
                                                          December 1997); Assistant General
                                                          Counsel and Vice President, Goldman,
                                                          Sachs & Co.(since November 1993 and May
                                                          1994, respectively); Counsel to the
                                                          Funds Group, Goldman Sachs Asset
                                                          Management (November 1993  December
                                                          1997); Associate of Shereff, Friedman,
                                                          Hoffman & Goodman (prior thereto).



Name, Age                               Positions                Principal Occupation(s)
And Address                              With Trust                  During Past 5 Years
-----------                             -----------              -----------------------
*Valerie A. Zondorak, 32             Assistant Secretary     Assistant Secretary  Goldman Sachs Trust
85 Broad Street                                              (registered investment company);
New York, NY  10004                                          Assistant General Counsel, Goldman Sachs
                                                             Asset Management and Assistant General
                                                             Counsel to the Funds Group (since
                                                             December 1997); Vice President and
                                                             Assistant General Counsel, Goldman,
                                                             Sachs & Co.(since March 1997 and
                                                             December 1997, respectively); Counsel to
                                                             the Funds Group, Goldman Sachs Asset
                                                             Management (March 1997 - December 1997);
                                                             Associate of Shereff, Friedman, Hoffman
                                                             & Goodman (prior thereto).


*Steven E. Hartstein, 35             Assistant Secretary     Assistant Secretary  Goldman Sachs Trust
85 Broad Street                                              (registered investment company); Legal
New York, NY  10004                                          Products Analyst, Goldman, Sachs & Co.
                                                             (since June 1993); Funds Compliance
                                                             Officer, Citibank Global Asset
                                                             Management (August 1991  June 1993).


*Deborah A. Farrell, 27              Assistant Secretary     Assistant Secretary  Goldman Sachs Trust
85 Broad Street                                              (registered investment company); Legal
New York, NY  10004                                          Assistant, Goldman, Sachs & Co. (since
                                                             January 1996); Executive Secretary,
                                                             Goldman, Sachs & Co. (January 1994
                                                             January 1996); Legal Secretary, Cleary,
                                                             Gottlieb, Steen and Hamilton (September
                                                             1990  January 1994).


*Kaysie P. Uniacke, 37               Assistant Secretary     Assistant Secretary  Goldman Sachs Trust
One New York Plaza                                           (registered investment company);
New York, NY  10004                                          Managing Director, Goldman Sachs Asset
                                                             Management (since 1997); Vice President
                                                             and Senior Portfolio Manager, Goldman
                                                             Sachs Asset Management (since 1988).



Name, Age                          Positions              Principal Occupation
And Address                       With Trust               During Past 5 Years
-----------                       ----------              ----------------------
*Elizabeth D. Anderson, 29         Assistant Secretary    Assistant Secretary  Goldman Sachs Trust
One New York Plaza                                        (registered investment company);
New York, NY  10004                                       Portfolio Manager, Goldman Sachs Asset
                                                          Management (since April 1996); Junior
                                                          Portfolio Manager, Goldman Sachs Asset
                                                          Management (1995  April 1996); Funds
                                                          Trading Assistant, Goldman Sachs Asset
                                                          Management (1993 - 1995); Compliance
                                                          Analyst, Prudential Insurance (1991 -
                                                          1993).




     Each interested Trustee and officer of the Trust holds comparable positions with certain other investment companies of which Goldman Sachs, GSAM or one of their affiliates is the investment adviser, administrator and/or distributor.

     The Trust pays each Trustee, other than those who are "interested persons" of Goldman Sachs, a fee for each Trustee meeting attended and an annual fee. Such Trustees are also reimbursed for travel expenses incurred in connection with attending such meetings.

The following table sets forth certain estimated information with respect to the compensation of each Trustee of the Trust for the current fiscal year:

                                        Pension or                 Total
                                        Retirement             Compensation
                                         Benefits            from Goldman Sachs
                         Aggregate      Accrued as              Mutual Funds
                        Compensation      Part of              (including the
   Name of Trustee     from the Trust  Fund Expenses              Funds)**
---------------------  --------------  -------------              --------

Ashok N. Bakhru*           $5,095           $0                     $93,250
David B. Ford                   0            0                           0
Douglas C. Grip                 0            0                           0
John P. McNulty                 0            0                           0
Mary P. McPherson           4,200            0                      70,000
Alan A. Shuch                   0            0                           0
Jackson W. Smart            4,200            0                      70,000
William H. Springer         4,200            0                      70,000
Richard P. Strubel          4,200            0                      70,000

______________

     *    Includes compensation and Chairman of the Board of Trustees.

     ** As of the date of this Additional Statement, the Goldman Sachs Mutual Funds consisted of 64 mutual funds.

Management Services
---------------------


  GSAM, One New York Plaza, New York, New York, a separate operating division of Goldman Sachs, serves as Adviser to the Core Large Cap Value Fund, CORE International Equity Fund, Short Duration Government Fund, Conservative Strategy Portfolio, Balanced Strategy Portfolio, Growth and Income Strategy Portfolio, Growth Strategy Portfolio and Aggressive Growth Strategy Portfolio and, except as noted, to each of the other Underlying Funds. Goldman Sachs Funds Management, L.P. ("GSFM") serves as investment adviser to the Adjustable Rate Government Fund. Goldman Sachs Asset Management International ("GSAMI") serves as investment adviser to the International Equity, European Equity, Japanese Equity, European Equity, International Small Cap, Emerging Markets Equity, Asia Growth and Global Income Funds. As a company with unlimited liability under the laws of England, GSAMI is regulated by the Investment Management Regulatory Organization Limited, a United Kingdom self-regulatory organization, in the conduct of its investment advisory business. See "Management" in the Funds' Prospectuses for a description of the Adviser's duties to the Funds. Goldman Sachs has agreed to permit the Funds to use the name "Goldman Sachs" or a derivative thereof as part of each Fund's name for as long as a Fund's Management Agreement is in effect.

  Founded in 1869, Goldman Sachs is among the oldest and largest investment banking firms in the United States. Goldman Sachs is a leader in developing portfolio strategies and in many fields of investing and financing, participating in financial markets worldwide and serving individuals, institutions, corporations and governments. Goldman Sachs is also among the principal market sources for current and thorough information on companies, industrial sectors, markets, economies and currencies, and trades and makes markets in a wide range of equity and debt securities 24-hours a day. The firm is headquartered in New York and has offices throughout the U.S. and in Beijing, Brazil, Frankfurt, George Town, Hong Kong, London, Madrid, Mexico City, Milan, Montreal, Osaka, Paris, Sao Paulo, Seoul, Shanghai, Singapore, Sydney, Taipei, Tokyo, Toronto, Vancouver and Zurich. It has trading professionals throughout the United States, as well as in London, Tokyo, Hong Kong and Singapore. The active participation of Goldman Sachs in the world's financial markets enhances its ability to identify attractive investments.

  The Adviser and the Underlying Funds' investment advisers are able to draw on the substantial research and market expertise of Goldman Sachs whose investment research effort is one of the largest in the industry. With an annual equity research budget approaching $200 Million, the Goldman Sachs Global Investment Research Department covers approximately 2,000 companies, including approximately 1,000 U.S. corporations in 60 industries. The in-depth information and analyses generated by Goldman Sachs' research analysts are available to the Advisers. For more than a decade, Goldman Sachs has been among the top-ranked firms in Institutional Investor's annual "All-America Research Team" survey. In addition, many of Goldman Sachs' economists, securities analysts, portfolio strategists and credit analysts have consistently been highly ranked in respected industry surveys conducted in the U.S. and abroad. Goldman Sachs is also among the leading investment firms using quantitative analytics (now used by a growing number of investors) to structure and evaluate portfolios.

  In managing the Funds, the Advisers have access to Goldman Sachs' economics research. The Economics Research Department conducts economic, financial and currency markets research which analyzes economic trends and interest and exchange rate movement worldwide. The Economics Research Department tracks factors such as inflation and money supply figures, balance of trade figures, economic growth, commodity prices, monetary and fiscal policies, and political events that can influence interest rates and currency trends. The success of Goldman Sachs' international research team has brought wide recognition to its members. The team has earned top rankings in the Institutional Investor's annual "All British Research Team Survey" in the following categories:
Economics (U.K.) 1986-1993; Economics/International 1989-1993; and Currency Forecasting 1986-1993. In addition, the team has also earned top rankings in the annual "Extel Financial Survey" of U.K. investment managers in the following categories: U.K. Economy 1989-1995; International Economies 1986, 1988-1995; International Government Bond Market 1993-1995; and Currency Movements 1986-1993.

  In structuring Adjustable Rate Government Fund's and Short Duration Government Fund's respective securities portfolios, their investment adviser will review the existing overall economic and mortgage market trends. The investment adviser will then study yield spreads, the implied volatility and the shape of the yield curve. The investment adviser will then apply this analysis to a list of eligible securities that meet the respective Fund's investment guidelines. With respect to Adjustable Rate Government Fund, this analysis is used to plan a two-part portfolio, which will consist of a "core" portfolio of ARMs and a "relative value" portfolio of other mortgage assets that can enhance portfolio returns and lower risk (such as investments in CMO floating-rate tranches and interest only SMBS).

  With respect to the Adjustable Rate Government Fund, Government Income Fund, Short Duration Government Fund, High Yield Fund and Core Fixed Income Fund, the Funds' investment advisers expect to utilize Goldman Sachs' sophisticated option-adjusted analytics to help make strategic asset allocations within the markets for U.S. government, Mortgage-Backed and other securities and to employ this technology periodically to re-evaluate the Funds' investments as market conditions change. Goldman Sachs has also developed a prepayment model designed to estimate mortgage prepayments and cash flows under different interest rate scenarios. Because a Mortgage-Backed Security incorporates the borrower's right to prepay the mortgage, the investment advisers use a sophisticated option-adjusted spread (OAS) model to measure expected returns. A security's OAS is a function of the level and shape of the yield curve, volatility and the particular investment adviser's expectation of how a change in interest rates will affect prepayment levels. Since the OAS model assumes a relationship between prepayments and interest rates, the investment advisers consider it a better way to measure a security's expected return and absolute and relative values than yield to maturity. In using OAS technology, the investment advisers will first evaluate the absolute level of a security's OAS considering its liquidity and its interest rate, volatility and prepayment sensitivity. The investment advisers will then analyze its value relative to alternative investments and to its own investments. The investment advisers will also measure a security's interest rate risk by computing an option adjusted duration
(OAD). The investment advisers believe a security's OAD is a better measurement of its price sensitivity than cash flow duration, which systematically misstates portfolio duration. The investment advisers also evaluate returns for different mortgage market sectors and evaluate the credit risk of individual securities. This sophisticated technical analysis allows the investment advisers to develop portfolio and trading strategies using Mortgage-Backed Securities that are believed to be superior investments on a risk-adjusted basis and which provide the flexibility to meet the respective Funds' duration targets and cash flow pattern requirements.

  Because the OAS is adjusted for the differing characteristics of the underlying securities, the OAS of different Mortgage-Backed Securities can be compared directly as an indication of their relative value in the market. The Underlying Funds' investment advisers also expect to use OAS-based pricing methods to calculate projected security returns under different, discrete interest rate scenarios, and Goldman Sachs' proprietary prepayment model to generate yield estimates under these scenarios. The OAS, scenario returns, expected returns, and yields of securities in the mortgage market can be combined and analyzed in an optimal risk-return matching framework.

  The investment advisers will use OAS analytics to choose what they believe is an appropriate portfolio of investments for an Underlying Fund from a universe of eligible investments. In connection with initial portfolio selections, in addition to using OAS analytics as an aid to meeting each Fund's particular composition and performance targets, the investment advisers will also take into account important market criteria like the available supply and relative liquidity of various mortgage securities in structuring the portfolio.

  The Underlying Funds' investment advisers also expect to use OAS analytics to evaluate the mortgage market on an ongoing basis. Changes in the relative value of various Mortgage-Backed Securities could suggest tactical trading opportunities for the Underlying Funds. The investment adviser will have access to both current market analysis as well as historical information on the relative value relationships among different Mortgage-Backed Securities.
Current market analysis and historical information is available in the Goldman Sachs database for most actively traded Mortgage-Backed Securities.

  Goldman Sachs has agreed to provide the Underlying Funds' investment adviser, on a non-exclusive basis, use of its mortgage prepayment model, OAS model and any other proprietary services which it now has or may develop, to the extent such services are made available to other similar customers. Use of these services by the investment adviser with respect to an Underlying Fund does not preclude Goldman Sachs from providing these services to third parties or using such services as a basis for trading for its own account or the account of others.

  The fixed-income research capabilities of Goldman Sachs available to the Underlying Funds' investment adviser include the Goldman Sachs Fixed Income Research Department and the Credit Department. The Fixed-Income Research Department monitors developments in U.S. and foreign fixed-income markets, assesses the outlooks for various sectors of the markets and provides relative value comparisons, as well as analyzes trading opportunities within and across market sectors. The Fixed-Income Research Department is at the forefront in developing and using computer-based tools for analyzing fixed-income securities and markets, developing new fixed income products and structuring portfolio strategies for investment policy and tactical asset allocation decisions. The Credit Department tracks specific governments, regions and industries and from time to time may review the credit quality of a Fund's investments.

  In allocating assets among foreign countries and currencies for the Underlying Funds which can invest in foreign securities, the Underlying Funds' investment adviser will have access to the Global Asset Allocation Model. The model is based on the observation that the prices of all financial assets, including foreign currencies, will adjust until investors globally are comfortable holding the pool of outstanding assets. Using the model, the investment adviser will estimate the total returns from each currency sector which are consistent with the average investor holding a portfolio equal to the market capitalization of the financial assets among those currency sectors. These estimated equilibrium returns are then combined with the expectations of Goldman Sachs' research professionals to produce an optimal currency and asset allocation for the level of risk suitable for an Underlying Fund given its investment objectives and criteria.

  The management agreements for the Funds and the Underlying Funds provide that their investment advisers may render similar services to others as long as the services provided by the Advisers thereunder are not impaired thereby.

  The management agreement for the CORE Funds, Short Duration Government Fund and Asset Allocation Portfolios was approved by the Trustees, including a majority of the Trustees who are not parties to the management agreement or "interested persons" (as such term is defined in the Act) of any party thereto (the "non-interested Trustees"), on January 22, 1999. These arrangements were approved by the sole shareholder of each Fund on February 3, 1999 by consent action to satisfy conditions imposed by the SEC in connection with the registration of shares of the Funds. The management agreement will remain in effect with respect to each Fund until June 30, 2000 and from year to year thereafter provided such continuance is specifically approved at least annually by (a) the vote of a majority of the outstanding voting securities of such Fund or a majority of the Trustees, and (b) the vote of a majority of the non-interested Trustees, cast in person at a meeting called for the purpose of voting on such approval. The management agreement will terminate automatically with respect to a Fund if assigned (as defined in the Act) and is terminable at any time without penalty by the Trustees or by vote of a majority of the outstanding voting securities of the affected Fund on 60 days' written notice to the Adviser and by the Adviser on 60 days' written notice to the Trust.

     Under the Funds' management agreement, the Adviser also: (i) supervises all non-advisory operations of each Fund; (ii) provides personnel to perform such executive, administrative and clerical services as are reasonably necessary to provide effective administration of each Fund; (iii) arranges for at each Fund's expense (a) the preparation of all required tax returns, (b) the preparation and submission of reports to existing shareholders, (c) the periodic updating of prospectuses and statements of additional information and (d) the preparation of reports to be filed with the SEC and other regulatory authorities; (iv) maintains each Fund's records; and (v) provides office space and all necessary office equipment and services.

     Activities of Goldman Sachs and Its Affiliates and Other Accounts Managed by Goldman Sachs. The involvement of the Adviser, Goldman Sachs and their affiliates in the management of, or their interest in, other accounts and other activities of Goldman Sachs may present conflicts of interest with respect to the Asset Allocation Portfolios and the Underlying Funds or impede their investment activities.

     Goldman Sachs and its affiliates, including, without limitation, the Adviser and its advisory affiliates, have proprietary interests in, and may manage or advise with respect to, accounts or funds (including separate accounts and other funds and collective investment vehicles) which have investment objectives similar to those of the Asset Allocation Portfolios and the Underlying Funds and/or which engage in transactions in the same types of securities, currencies and instruments. Goldman Sachs and its affiliates are major participants in the global currency, equities, swap and fixed income markets, in each case both on a proprietary basis and for the accounts of customers. As such, Goldman Sachs and its affiliates are actively engaged in transactions in the same securities, currencies and instruments in which the Underlying Funds invest. Such activities could affect the prices and availability of the securities, currencies and instruments in which the Funds invest, which could have an adverse impact on each Fund's performance. Such transactions, particularly in respect of proprietary accounts or customer accounts other than those included in the Adviser's and its advisory affiliates' asset management activities, will be executed independently of the Underlying Funds' transactions and thus at prices or rates that may be more or less favorable. When the Adviser and its advisory affiliates seek to purchase or sell the same assets for their managed accounts, including the Underlying Funds, the assets actually purchased or sold may be allocated among the accounts on a basis determined in its good faith discretion to be equitable. In some cases, this system may adversely affect the size or the price of the assets purchased or sold for the Underlying Funds.

     From time to time, the Underlying Funds' activities may be restricted because of regulatory restrictions applicable to Goldman Sachs and its affiliates, and/or their internal policies designed to comply with such restrictions. As a result, there may be periods, for example, when the Adviser and/or its affiliates will not initiate or recommend certain types of transactions in certain securities or instruments with respect to which the Adviser and/or its affiliates are performing services or when position limits have been reached.

     In connection with their management of the Underlying Funds, the Underlying Funds' investment advisers may have access to certain fundamental analysis and proprietary technical models developed by Goldman Sachs and other affiliates. The investment advisers will not be under any obligation, however, to effect transactions on behalf of the Underlying Funds in accordance with such analysis and models. In addition, neither Goldman Sachs nor any of its affiliates will have any obligation to make available any information regarding their proprietary activities or strategies, or the activities or strategies used for other accounts managed by them, for the benefit of the management of the Underlying Funds and it is not anticipated that the investment advisers will have access to such information for the purpose of managing the Underlying Funds. The proprietary activities or portfolio strategies of Goldman Sachs and its affiliates or the activities or strategies used for accounts managed by them or other customer accounts could conflict with the transactions and strategies employed by the investment advisers in managing the Underlying Funds.

     The results of each Underlying Fund's investment activities may differ significantly from the results achieved by the investment advisers and their affiliates for their proprietary accounts or accounts (including investment companies or collective investment vehicles) managed or advised by them. It is possible that Goldman Sachs and its affiliates and such other accounts will achieve investment results which are substantially more or less favorable than the results achieved by an Underlying Fund. Moreover, it is possible that an Underlying Fund will sustain losses during periods in which Goldman Sachs and its affiliates achieve significant profits on their trading for proprietary or other accounts. The opposite result is also possible.

     The investment activities of Goldman Sachs and its affiliates for their proprietary accounts and accounts under their management may also limit the investment opportunities for the Underlying Funds in certain emerging markets in which limitations are imposed upon the aggregate amount of investment, in the aggregate or individual issuers, by affiliated foreign investors.

     An investment policy committee which may include partners of Goldman Sachs and its affiliates may develop general policies regarding an Underlying Fund's activities but will not be involved in the day-to-day management of such Fund. In such instances, those individuals may, as a result, obtain information regarding the Underlying Fund's proposed investment activities which is not generally available to the public. In addition, by virtue of their affiliation with Goldman Sachs, any such member of an investment policy committee will have direct or indirect interests in the activities of Goldman Sachs and its affiliates in securities and investments similar to those in which the Underlying Fund invests.

     In addition, certain principals and certain of the employees of the Underlying Funds' investment advisers are also principals or employees of Goldman Sachs or their affiliated entities. As a result, the performance by these principals and employees of their obligations to such other entities may be a consideration of which investors in the Funds should be aware.

     The Underlying Funds' investment advisers may enter into transactions and invest in currencies or instruments on behalf of an Underlying Fund in which customers of Goldman Sachs serve as the counterparty, principal or issuer. In such cases, such party's interests in the transaction will be adverse to the interests of an Underlying Fund, and such party may have no incentive to assure that the Underlying Funds obtain the best possible prices or terms in connection with the transactions. Goldman Sachs and its affiliates may also create, write or issue derivative instruments for customers of Goldman Sachs or its affiliates, the underlying securities or instruments of which may be those in which an Underlying Fund invests or which may be based on the performance of an Underlying Fund. The Underlying Funds may, subject to applicable law, purchase investments which are the subject of an underwriting or other distribution by Goldman Sachs or its affiliates and may also enter transactions with other clients of Goldman Sachs or its affiliates where such other clients have interests adverse to those of the Underlying Funds. At times, these activities may cause departments of Goldman Sachs or its affiliates to give advice to clients that may cause these clients to take actions adverse to the interests of the Funds. To the extent affiliated transactions are permitted, the Underlying Funds will deal with Goldman Sachs and its affiliates on an arms-length basis.

     Each Underlying Fund will be required to establish business relationships with its counterparties based on the Underlying Fund's own credit standing. Neither Goldman Sachs nor its affiliates will have any obligation to allow their credit to be used in connection with an Underlying Fund's establishment of its business relationships, nor is it expected that an Underlying Fund's counterparties will rely on the credit of Goldman Sachs or any of its affiliates in evaluating the Underlying Fund's creditworthiness.

     From time to time, Goldman Sachs or any of its affiliates may, but is not required to, purchase and hold shares of an Underlying Fund in order to increase the assets of the Underlying Fund. Increasing an Underlying Fund's assets may enhance investment flexibility and diversification and may contribute to economies of scale that tend to reduce the Underlying Fund's expense ratio. Goldman Sachs reserves the right to redeem at any time some or all of the shares of an Underlying Fund acquired for its own account. A large redemption of shares of an Underlying Fund by Goldman Sachs could significantly reduce the asset size of the Underlying Fund, which might have an adverse effect on the Underlying Fund's investment flexibility, portfolio diversification and expense ratio. Goldman Sachs will consider the effect of redemptions on an Underlying Fund and other shareholders in deciding whether to redeem its shares.

     It is possible that an Underlying Fund's holdings will include securities of entities for which Goldman Sachs performs investment banking services as well as securities of entities in which Goldman Sachs makes a market. From time to time, Goldman Sachs' activities may limit the Underlying Funds' flexibility in purchases and sales of securities. When Goldman Sachs is engaged in an underwriting or other distribution of securities of an entity, the Underlying Funds' investment advisers may be prohibited from purchasing or recommending the purchase of certain securities of that entity for the Underlying Funds.

Distributor and Transfer Agent
------------------------------

     Goldman Sachs serves as the exclusive distributor of the Funds pursuant to a "best efforts" arrangement as provided by a distribution agreement with the Trust on behalf of each Fund. Shares of the Funds are offered and sold on a continuous basis by Goldman Sachs, acting as agent. Under the distribution agreement, each Fund is responsible for, among other things, the payment of all fees and expenses in connection with the preparation and filing of any registration statement and prospectus covering the issue and sale of shares, and the registration and qualification of shares for sale with the SEC and in the various states, including registering the Fund as a broker or dealer. Each Fund will also pay the fees and expenses of preparing, printing and mailing prospectuses annually to existing shareholders and any notice, proxy statement, report, prospectus or other communication to shareholders of the Fund, printing and mailing confirmations of purchases of shares, any issue taxes or any initial transfer taxes, a portion of toll-free telephone service for shareholders, wiring funds for share purchases and redemptions (unless paid by the shareholder who initiates the transaction), printing and postage of business reply envelopes and a portion of the computer terminals used by both the Fund and the Distributor.

     The Distributor will pay for, among other things, printing and distributing prospectuses or reports prepared for its use in connection with the offering of the shares to variable annuity and variable insurance accounts and preparing, printing and mailing any other literature or advertising in connection with the offering of the shares to variable annuity and variable insurance accounts. The Distributor will pay all fees and expenses in connection with its qualification and registration as a broker or dealer under federal and state laws, a portion of the toll-free telephone service and of computer terminals, and of any activity which is primarily intended to result in the sale of shares issued by each Fund.

     As agent, the Distributor currently offers shares of each Fund on a continuous basis to the separate accounts of Participating Insurance Companies in all states in which such Fund may from time to time be registered or where permitted by applicable law. The underwriting agreements provide that the Distributor accepts orders for shares at net asset value without sales commission or load being charged. The Distributor has made no firm commitment to acquire shares of any Fund.

     Goldman Sachs serves as the Trust's transfer agent. Under its transfer agency agreement with the Trust, Goldman Sachs has undertaken with the Trust to
(i) record the issuance, transfer and redemption of shares, (ii) provide confirmations of purchases and redemptions, and quarterly statements, as well as certain other statements, (iii) provide certain information to the Trust's custodian and the relevant sub-custodian in connection with redemptions, (iv) provide dividend crediting and certain disbursing agent services, (v) maintain shareholder accounts, (vi) provide certain state Blue Sky and other information,
(vii) provide shareholders and certain regulatory authorities with tax related information, (viii) respond to shareholder inquires, and (ix) render certain other miscellaneous services.

Expenses
--------

  The Funds are responsible for the payment of their expenses. These expenses include, without limitation, management, custodial and transfer agency fees, brokerage fees and commissions, filing fees for the registration or qualification of the Funds' shares under federal or state securities laws, organizational expenses, fees and expenses incurred in connection with membership in investment company organizations, taxes, interest, costs of liability insurance, fidelity bonds or indemnification, any costs, expenses or losses arising out of any liability of, or claim for damages or other relief asserted against, the Funds' for violation of any law, legal and auditing fees and expenses, expenses of preparing and setting in type prospectuses, Additional Statements, proxy material, financial reports and notices and the printing and distributing of the same to shareholders and regulatory authorities, compensation and expenses of its "non-interested" Trustees and extraordinary expenses, if any, incurred by the Trust.

  The imposition of the management fee, as well as other operating expenses, will have the effect of reducing the total return to investors. From time to time, the Adviser may waive receipt of its fees and/or voluntarily assume certain expenses of a Fund, which would have the effect of lowering that Fund's overall expense ratio and increasing total return to investors at the time such amounts are waived or assumed, as the case may be.

Custodian and Sub-Custodians
-----------------------------

     State Street, P.O. Box 1776, Boston, Massachusetts 02171, is the custodian of the Trust's portfolio securities and cash. State Street also maintains the Trust's accounting records. State Street may appoint sub-custodians from time to time to hold certain securities purchased by the Trust and to hold cash for the Trust.

Independent Public Accountants
------------------------------

     Arthur Anderson LLP, independent public accountants, 225 Franklin Street, Boston, Massachusetts 02110, have been selected as auditors of the Trust. In addition to audit services, Arthur Anderson LLP prepares the Trust's federal and state tax returns, and provides consultation and assistance on accounting, internal control and related matters.


                     PORTFOLIO TRANSACTIONS AND BROKERAGE

     The Adviser is responsible with respect to the Asset Allocation Portfolios, CORE Large Cap Value Fund, CORE International Equity Fund and Short Duration Government Fund (and the particular investment adviser is responsible with respect to the other Underlying Funds) for decisions to buy and sell securities, the selection of brokers and dealers to effect the transactions and the negotiation of brokerage commissions, if any. Purchases and sales of securities on a securities exchange are effected through brokers who charge a commission for their services. Orders may be directed to any broker including, to the extent and in the manner permitted by applicable law, Goldman Sachs.

     In the over-the-counter market, securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of a security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain money market instruments may be purchased directly from an issuer, in which case no commissions or discounts are paid.

     The portfolio transactions for the Underlying Fixed-Income Funds are generally effected at a net price without a broker's commission (i.e., a dealer is dealing with a Fund as principal and receives compensation equal to the spread between the dealer's cost for a given security and the resale price of such security). In certain foreign countries, debt securities are traded on exchanges at fixed commission rates.

     In placing orders for portfolio securities of an Underlying Fund, the Underlying Funds' advisers are generally required to give primary consideration to obtaining the most favorable execution and net price available. This means that an investment adviser will seek to execute each transaction at a price and commission, if any, which provides the most favorable total cost or proceeds reasonably attainable in the circumstances. As permitted by Section 28(e) of the Securities Exchange Act of 1934, the Underlying Fund may pay a broker which provides brokerage and research services an amount of disclosed commission in excess of the commission which another broker would have charged for effecting that transaction. Such practice is subject to (i) a good faith determination by the Trustees that such commission is reasonable in light of the services provided; and (ii) to such policies as the Trustees may adopt from time to time. While the Underlying Funds' investment advisers generally seek reasonably competitive spreads or commissions, an Underlying Fund will not necessarily be paying the lowest spread or commission available. Within the framework of this policy, the investment advisers will consider research and investment services provided by brokers or dealers who effect or are parties to portfolio transactions of an Underlying Fund, the investment advisers and their affiliates, or their other clients. Such research and investment services are those which brokerage houses customarily provide to institutional investors and include research reports on particular industries and companies, economic surveys and analyses, recommendations as to specific securities and other products or services (e.g., quotation equipment and computer related costs and expenses), advice concerning the value of securities, the advisability of investing in, purchasing or selling securities, the availability of securities or the purchasers or sellers of securities, furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and performance of accounts, effecting securities transactions and performing functions incidental thereto (such as clearance and settlement) and providing lawful and appropriate assistance to the investment advisers in the performance of their decision-making responsibilities. Such services are used by the investment advisers in connection with all of their investment activities, and some of such services obtained in connection with the execution of transactions for an Underlying Fund may be used in managing other investment accounts. Conversely, brokers furnishing such services may be selected for the execution of transactions of such other accounts, whose aggregate assets are far larger than those of an Underlying Fund, and the services furnished by such brokers may be used by the investment advisers in providing management services for the Trust.

     In circumstances where two or more broker-dealers offer comparable prices and execution capability, preference may be given to a broker-dealer which has sold shares of an Underlying Fund as well as shares of other investment companies or accounts managed by the Underlying Funds' investment advisers. This policy does not imply a commitment to execute all portfolio transactions through all broker-dealers that sell shares of the Underlying Fund.

     On occasions when an Underlying Fund's investment adviser deems the purchase or sale of a security to be in the best interest of an Underlying Fund as well as its other customers (including any other fund or other investment company or advisory account for which such investment adviser acts as investment adviser or subadviser), the investment adviser, to the extent permitted by applicable laws and regulations, may aggregate the securities to be sold or purchased for the Underlying Fund with those to be sold or purchased for such other customers in order to obtain the best net price and most favorable execution under the circumstances. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the particular investment adviser in the manner it considers to be equitable and consistent with its fiduciary obligations to such Fund and such other customers. In some instances, this procedure may adversely affect the price and size of the position obtainable for an Underlying Fund.

     Commission rates in the U.S. are established pursuant to negotiations with the broker based on the quality and quantity of execution services provided by the broker in the light of generally prevailing rates. The allocation of orders among brokers and the commission rates paid are reviewed periodically by the Trustees.

     Subject to the above considerations, the Underlying Funds' investment advisers may use Goldman Sachs as a broker for an Underlying Fund. In order for Goldman Sachs to effect any portfolio transactions for an Underlying Fund, the commissions, fees or other remuneration received by Goldman Sachs must be reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers in connection with comparable transactions involving similar instruments being purchased or sold on an exchange during a comparable period of time. This standard would allow Goldman Sachs to receive no more than the remuneration which would be expected to be received by an unaffiliated broker in a commensurate arm's-length transaction. Furthermore, the Trustees, including a majority of the Trustees who are not "interested" Trustees, have adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to Goldman Sachs are consistent with the foregoing standard. Brokerage transactions with Goldman Sachs are also subject to such fiduciary standards as may be imposed upon Goldman Sachs by applicable law.


                                NET ASSET VALUE

     Under the Act, the Trustees are responsible for determining in good faith the fair value of securities of each Fund. In accordance with procedures adopted by the Trustees, the net asset value per share of each Fund is calculated by determining the value of the net assets attributable to that Fund and dividing by the number of outstanding shares. All securities are valued as of the close of regular trading on the New York Stock Exchange (normally, but not always, 3:00 p.m. Chicago time and 4:00 p.m. New York time) on each Business Day. The term "Business Day" means any day the New York Stock Exchange is open for trading which is Monday through Friday except for holidays. The New York Stock Exchange is closed on the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day (observed), Good Friday, Memorial Day (observed), Independence Day (observed), Labor Day, Thanksgiving Day and Christmas Day (observed).

     In the event that the New York Stock Exchange or the national securities exchange on which stock options are traded adopt different trading hours on either a permanent or temporary basis, the Trustees will reconsider the time at which net asset value is computed. In addition, each Fund may compute its net asset value as of any time permitted pursuant to any exemption, order or statement of the SEC or its staff.

     In determining the net asset value of an Asset Allocation Portfolio, the net asset value of the Underlying Funds' shares held by the Asset Allocation Portfolio will be their net asset value at the time of computation.

     Financial Square Prime Obligations Fund values all of its portfolio securities using the amortized cost valuation method pursuant to Rule 2a-7 under the Act. Other portfolio securities for which accurate market quotations are available are valued as follows: (a) securities listed on any U.S. or foreign stock exchange or on the National Association of Securities Dealers Automated Quotations System ("NASDAQ") will be valued at the last sale price on the exchange or system in which they are principally traded, on the valuation date. If there is no sale on the valuation day, securities traded will be valued at the mean between the closing bid and asked prices, or if closing bid and asked prices are not available, at the exchange defined close price on the exchange or system in which such securities are principally traded. If the relevant exchange or system has not closed by the above-mentioned time for determining the Fund's net asset value, the securities will be valued at the mean between the bid and the asked prices at the time the net asset value is determined; (b) over-the-counter securities not quoted on NASDAQ will be valued at the last sale price on the valuation day or, if no sale occurs, at the mean between the last bid and asked price; (c) equity securities for which no prices are obtained under sections (a) or (b) hereof, including those for which a pricing service supplies no exchange quotation or a quotation that is believed by the portfolio manager/trader to be inaccurate, will be valued at their fair value in accordance with procedures approved by the Board of Trustees; (d) fixed-income securities with a remaining maturity of 60 days or more for which accurate market quotations are readily available will be valued according to dealer-supplied bid quotations or bid quotations from a recognized pricing service (e.g., Merrill Lynch, J.J. Kenny, Muller Data Corp., Bloonberg, EJV, Reuters or Standard & Poor's); (e) fixed-income securities for which quotations are not readily available are valued by the investment adviser based on valuation models that take into account spread and daily yield changes on government securities in the appropriate market (i.e. matrix pricing); (f) debt securities with a remaining maturity of 60 days or less are valued by the particular investment adviser at amortized cost, which the Trustees have determined to approximate fair value; and (g) all other instruments, including those for which a pricing service supplies no exchange quotation or a quotation that is believed by the portfolio manager/trader to be inaccurate, will be valued at fair value in accordance with the valuation procedures approved by the Board of Trustees.

     The value of all assets and liabilities expressed in foreign currencies will be converted into U.S. dollar values at current exchange rates of such currencies against U.S. dollars last quoted by any major bank. If such quotations are not available, the rate of exchange will be determined in good faith by or under procedures established by the Board of Trustees.

     Generally, trading in securities on European and Far Eastern securities exchanges and on over-the-counter markets is substantially completed at various times prior to the close of business on each Business Day in New York (i.e., a day on which the New York Stock Exchange is open for trading). In addition, European or Far Eastern securities trading generally or in a particular country or countries may not take place on all Business Days in New York. Furthermore, trading takes place in various foreign markets on days which are not Business Days in New York and days on which the Funds' net asset values are not calculated. Such calculation does not take place contemporaneously with the determination of the prices of the majority of the portfolio securities used in such calculation. The impact of events that occur after the publication of market quotations used by a Fund to price its securities but before the close of regular trading on the New York Stock Exchange will normally not be reflected in the calculation of net asset values unless the Trust, in its discretion, makes an adjustment in light of the nature and materiality of the event, its effect on the Fund operations and other relevant factors.

     The proceeds received by each Fund of the Trust from the issue or sale of its shares, and all net investment income, realized and unrealized gain and proceeds thereof, subject only to the rights of creditors, will be specifically allocated to such Fund and constitute the underlying assets of that Fund. The assets of each Fund will be segregated on the books of account, and will be charged with the liabilities in respect of such Fund and with a share of the general liabilities of the Trust. Expenses of the Trust with respect to the Funds and the other series of the Trust are generally allocated in proportion to the net asset values of the respective Funds or series except where allocations of direct expenses can otherwise be fairly made.


                            PERFORMANCE INFORMATION

     A Fund may from time to time quote or otherwise use total return, yield and/or distribution rate information in advertisements, shareholder reports or sales literature. Average annual total return and yield are computed pursuant to formulas specified by the SEC.

     Yield is computed by dividing net investment income earned during a recent thirty-day period by the product of the average daily number of shares outstanding and entitled to receive dividends during the period and the maximum public offering price per share on the last day of the relevant period. The results are compounded on a bond equivalent (semi-annual) basis and then annualized. Net investment income per share is equal to the dividends and interest earned during the period, reduced by accrued expenses for the period. The calculation of net investment income for these purposes may differ from the net investment income determined for accounting purposes.

     The distribution rate for a specified period is calculated by annualizing distributions of net investment income for such period and dividing this amount by the net asset value per share or maximum public offering price on the last day of the period.

     Average annual total return for a specified period is derived by calculating the actual dollar amount of the investment return on a $1,000 investment made at the maximum public offering price at the beginning of the period, and then calculating the annual compounded rate of return which would produce that amount, assuming a redemption at the end of the period. This calculation assumes a complete redemption of the investment. It also assumes that all dividends and distributions are reinvested at net asset value on the reinvestment dates during the period.

     Year-by-year total return and cumulative total return for a specified period are each derived by calculating the percentage rate required to make a $1,000 investment (made at the maximum public offering price with all distributions reinvested) at the beginning of such period equal to the actual total value of such investment at the end of such period.

     Each Portfolio may advertise total return or a cumulative, average, year-by-year or other basis for various specified periods by means of quotations, charts, graphs or schedules. In addition to the above, each Portfolio may from time to time advertise its performance relative to certain averages, performance rankings, indices, other information prepared by mutual fund statistical services and investments for which reliable performance information is available.

     Occasionally statistics may be used to specify Fund volatility or risk. Measures of volatility or risk are generally used to compare a Fund's net asset value or performance relative to a market index. One measure of volatility is beta. Beta is the volatility of a Fund relative to the total market. A beta of more than 1.00 indicates volatility greater than the market, and a beta of less than 1.00 indicates volatility less than the market. Another measure of volatility or risk is standard deviation. Standard deviation is used to measure variability of net asset value or total return around an average, over a specified period of time. The premise is that greater volatility connotes greater risk undertaken in achieving performance.

     From time to time the Trust may publish an indication of a Fund's past performance as measured by independent sources such as (but not limited to) Lipper Analytical Services, Inc., Morningstar Mutual Funds, Weisenberger Investment Companies Service, Donoghue's Money Fund Report, Micropal, Barron's, Business Week, Consumer's Digest, Consumer's Report, Investors Business Daily, The New York Times, Kiplinger's Personal Finance Magazine, Changing Times, Financial World, Forbes, Fortune, Money, Personal Investor, Sylvia Porter's Personal Finance and The Wall Street Journal. The Trust may also advertise information which has been provided to the NASD for publication in regional and local newspapers. In addition, the Trust may from time to time advertise a Fund's performance relative to certain indices and benchmark investments, including: (a) the Lipper Analytical Services, Inc. Mutual Fund Performance Analysis, Fixed Income Analysis and Mutual Fund Indices (which measure total return and average current yield for the mutual fund industry and rank mutual fund performance); (b) the CDA Mutual Fund Report published by CDA Investment Technologies, Inc. (which analyzes price, risk and various measures of return for the mutual fund industry); (c) the Consumer Price Index published by the U.S. Bureau of Labor Statistics (which measures changes in the price of goods and services); (d) Stocks, Bonds, Bills and Inflation published by Ibbotson Associates (which provides historical performance figures for stocks, government securities and inflation); (e) the Salomon Brothers' World Bond Index (which measures the total return in U.S. dollar terms of government bonds, Eurobonds and foreign bonds of ten countries, with all such bonds having a minimum maturity of five years); (f) the Lehman Brothers Aggregate Bond Index or its component indices; (g) the Standard & Poor's Bond Indices (which measure yield and price of corporate, municipal and U.S. Government bonds); (h) the J.P. Morgan Global Government Bond Index; (i) other taxable investments including certificates of deposit (CDs), money market deposit accounts (MMDAs), checking accounts, savings accounts, money market mutual funds and repurchase agreements;
(j) Donoghues' Money Fund Report (which provides industry averages for 7-day annualized and compounded yields of taxable, tax-free and U.S. Government money funds); (k) the Hambrecht & Quist Growth Stock Index; (l) the NASDAQ OTC Composite Prime Return; (m) the Russell Midcap Index; (n) the Russell 2000 Index
- Total Return; (o) Russell 1000 Growth Index-Total Return; (p) the Value-Line Composite-Price Return; (q) the Wilshire 4500 Index; (r) the FT-Actuaries Europe and Pacific Index; (s) historical investment data supplied by the research departments of Goldman Sachs, Lehman Brothers, First Boston Corporation, Morgan Stanley including (including the EAFE Indices, the Morgan Stanley Capital International Combined Asia ex Japan Free Index and the Morgan Stanley Capital International Emerging Markets Free Index), Salomon Brothers, Merrill Lynch, Donaldson Lufkin and Jenrette or other providers of such data; (t) CDA/Wiesenberger Investment Companies Services or Wiesenberger Investment Companies Service; (u) The Goldman Sachs Commodities Index; (v) information produced by Micropal, Inc. (w) the Shearson Lehman Government/Corporate (Total) Index; (x) Shearson Lehman Government Index; (y) Merrill Lynch 1-3 Year Treasury Index; (z) Merrill Lynch 2-Year Treasury Curve Index; (aa) the Salomon Brothers Treasury Yield Curve Rate of Return Index; (bb) the Payden & Rygel 2-Year Treasury Note Index; (cc) 1 through 3 year U.S. Treasury Notes; (dd) constant maturity U.S. Treasury yield indices; (ee) the London Interbank Offered Rate;
(ff) historical data concerning the performance of adjustable and fixed-rate mortgage loans; and (gg) the Tokyo Price Index. The composition of the investments in such indices and the characteristics of such benchmark investments are not identical to, and in some cases are very different from, those of the Fund's portfolio. These indices and averages are generally unmanaged and the items included in the calculations of such indices and averages may not be identical to the formulas used by a Fund to calculate its performance figures.

     Information used in advertisements and materials furnished to present and prospective investors may include statements or illustrations relating to the appropriateness of certain types of securities and/or mutual funds to meet specific financial goals. Such information may address:

     .  cost associated with aging parents;

     .  funding a college education (including its actual and estimated cost);

     .  health care expenses (including actual and projected expenses);

     . long-term disabilities (including the availability of, and coverage provided by, disability insurance);

     . retirement (including the availability of social security benefits, the tax treatment of such benefits and statistics and other information relating to maintaining a particular standard of living and outliving existing assets);

     . asset allocation strategies and the benefits of diversifying among asset classes;

     .  the benefits of international and emerging market investments;

     .  the effects of inflation on investing and saving;

     . the benefits of establishing and maintaining a regular pattern of investing and the benefits of dollar-cost averaging; and

     . measures of portfolio risk, including but not limited to, alpha, beta and standard deviation.

The Trust may from time to time use comparisons, graphs or charts in advertisements to depict the following types of information:

     . the performance of various types of securities (common stocks, small company stocks, taxable money market funds, U.S. Treasury securities, adjustable rate mortgage securities, government securities and municipal bonds) over time. However, the characteristics of these securities are not identical to, and may be very different from, those of a Fund's portfolio;

     . the dollar and non-dollar based returns of various market indices (i.e., Morgan Stanley Capital International EAFE Index, FT-Actuaries Europe & Pacific Index and the Standard & Poor's Index of 500 Common Stocks) over varying periods of time;

     . total stock market capitalizations of specific countries and regions on a global basis;

     . performance of securities markets of specific countries and regions;

     . value of a dollar amount invested in a particular market or type of security over different periods of time;

     . volatility of total return of various market indices (i.e. Lehman
       Government Bond Index, S&P 500 Index, IBC/Donoghue's Money Fund Average/ All Taxable Index) over varying periods of time;

     . credit ratings of domestic government bonds in various countries;

    . price volatility comparisons of types of securities over different periods of time; and

     . price and yield comparisons of a particular security over different periods of time.

     In addition, the Trust may from time to time include rankings of Goldman, Sachs & Co.'s research department by publications such as the Institutional Investor and the Wall Street Journal in advertisements.

     From time to time, advertisements or information may include a discussion of certain attributes or benefits to be derived by an investment in the Fund. Such advertisements or information may include symbols, headlines or other material which highlight or summarize the information discussed in more detail in the communication.

     The Trust may from time to time summarize the substance of discussions contained in shareholder reports in advertisements and publish the Adviser's views as to markets, the rationale for a Fund's investments and discussions of a Fund's current asset allocation.

     In addition, from time to time, advertisements or information may include a discussion of asset allocation models developed by GSAM and/or its affiliates, certain attributes or benefits to be derived from asset allocation strategies and the Goldman Sachs mutual funds that may be offered as investment options for the strategic asset allocations. Such advertisements and information may also include GSAM's current economic outlook and domestic and international market views to suggest periodic tactical modifications to current asset allocation strategies. Such advertisements and information may include other materials which highlight or summarize the services provided in support of an asset allocation program.

     A Fund's performance data will be based on historical results and will not be intended to indicate future performance. A Fund's total return, yield and distribution rate will vary based on market conditions, portfolio expenses, portfolio investments and other factors. The value of a Fund's shares will fluctuate and an investor's shares may be worth more or less than their original cost upon redemption. The Trust may also, at its discretion, from time to time make a list of a Fund's holdings available to investors upon request.


                              SHARES OF THE TRUST

     Each Fund is a series of Goldman Sachs Variable Insurance Trust, which was formed under the laws of the state of Delaware on September 16, 1997. The Trustees have authority under the Trust's Declaration of Trust to create and classify shares of beneficial interests in separate series, without further action by shareholders. Additional series may be added in the future. The Trustees also have authority to classify and reclassify any series or portfolio of shares into one or more classes.

     Certain aspects of the shares may be altered after advance notice to shareholders if it is deemed necessary in order to satisfy certain tax regulatory requirements.

     When issued, shares are fully paid and non-assessable. In the event of liquidation, shareholders are entitled to share pro rata in the net assets of the applicable class of the relevant Fund available for distribution to such shareholders. All shares are freely transferable and have no preemptive, subscription or conversion rights.

     Rule 18f-2 under the Act provides that any matter required to be submitted by the provisions of the Act or applicable state law, or otherwise, to the holders of the outstanding voting securities of an investment company such as the Trust shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each class or series affected by such matter. Rule 18f-2 further provides that a class or series shall be deemed to be affected by a matter unless the interests of each class or series in the matter are substantially identical or the matter does not affect any interest of such class or series. However, Rule 18f-2 exempts the selection of independent public accountants, the approval of principal distribution contracts and the election of trustees from the separate voting requirements of Rule 18f-2.

     The Trust is not required to hold annual meetings of shareholders and does not intend to hold such meetings. In the event that a meeting of shareholders is held, each share of the Trust will be entitled, as determined by the Trustees, either to one vote for each share or to one vote for each dollar of net asset value represented by such shares on all matters presented to shareholders including the elections of Trustees (this method of voting being referred to as "dollar based voting"). However, to the extent required by the Act or otherwise determined by the Trustees, series and classes of the Trust will vote separately from each other. Shareholders of the Trust do not have cumulative voting rights in the election of Trustees. Meetings of shareholders of the Trust, or any series or class thereof, may be called by the Trustees, certain officers or upon the written request of holders of 10% or more of the shares entitled to vote at such meetings. The Trustees will call a special Meeting of shareholders for the purpose of electing Trustees if, at any time, less than a majority of Trustees holding office at the time were elected by shareholders. The shareholders of the Trust will have voting rights only with respect to the limited number of matters specified in the Declaration of Trust and such other matters as the Trustees may determine or may be required by law.

     The Declaration of Trust provides for indemnification of Trustees and officers of the Trust unless the recipient is adjudicated (i) to be liable by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person's office or (ii) not to have acted in good faith in the reasonable belief that such person's actions were in the best interest of the Trust. The Declaration of Trust provides that, if any shareholder or former shareholder of any series is held personally liable solely by reason of being or having been a shareholder and not because of the shareholder's acts or omissions or for some other reason, the shareholder or former shareholder (or heirs, executors, administrators, legal representatives or general successors) shall be held harmless from and indemnified against all loss and expense arising from such liability. The Trust, acting on behalf of any affected series, must, upon request by such shareholder, assume the defense of any claim made against such shareholder for any act or obligation of the series and satisfy any judgment thereon from the assets of the series.

     The Declaration of Trust permits the termination of the Trust or of any series or class of the Trust (i) by a majority of the affected shareholders at a meeting of shareholders of the Trust, series or class; or (ii) by a majority of the Trustees without shareholder approval if the Trustees determine that such action is in the best interest of the Trust or its shareholders. The factors and events that the Trustees may take into account in making such determination include (i) the inability of the Trust or any successor series or class to maintain its assets at an appropriate size; (ii) changes in laws or regulations governing the Trust, series or class or affecting assets of the type in which it invests; or (iii) economic developments or trends having a significant adverse impact on their business or operations.

     The Declaration of Trust authorizes the Trustees without shareholder approval to cause the Trust, or any series thereof, to merge or consolidate with any corporation, association, trust or other organization or sell or exchange all or substantially all of the property belonging to the Trust or any series thereof. In addition, the Trustees, without shareholder approval, may adopt a master-feeder structure by investing all or a portion of the assets of a series of the Trust in the securities of another open-end investment company.

     The Declaration of Trust permits the Trustees to amend the Declaration of Trust without a shareholder vote. However, shareholders of the Trust have the right to vote on any amendment (i) that would affect the voting rights of shareholders; (ii) that is required by law to be approved by shareholders; (iii) that would amend the voting provisions of the Declaration of Trust; or (iv) that the Trustees determine to submit to shareholders.

     The Trustees may appoint separate Trustees with respect to one or more series or classes of the Trust's shares (the "Series Trustees"). Series Trustees may, but are not required to, serve as Trustees of the Trust or any other series or class of the Trust. The Series Trustees have, to the exclusion of any other Trustees of the Delaware Trust, all the powers and authorities of Trustees under the Trust Instrument with respect to any other series or class.

Shareholder and Trustee Liability
---------------------------------

     Under Delaware law, the shareholders of the Funds are not generally subject to liability for the debts or obligations of the Trust. Similarly, Delaware law provides that a series of the Trust will not be liable for the debts or obligations of any other series of the Trust. However, no similar statutory or other authority limiting business trust shareholder liability exists in other states. As a result, to the extent that a Delaware business trust or a shareholder is subject to the jurisdiction of courts of such other states, the courts may not apply Delaware law and may thereby subject the Delaware business trust shareholders to liability. To guard against this risk, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of a Fund. Notice of such disclaimer will normally be given in each agreement, obligation or instrument entered into or executed by a series or the Trustees. The Declaration of Trust provides for indemnification by the relevant Fund for all loss suffered by a shareholder as a result of an obligation of the series. The Declaration of Trust also provides that a series shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the series and satisfy any judgment thereon. In view of the above, the risk of personal liability of shareholders of a Delaware business trust is remote.

     In addition to the requirements under Delaware law, the Declaration of Trust provides that shareholders of a series may bring a derivative action on behalf of the series only if the following conditions are met: (a) shareholders eligible to bring such derivative action under Delaware law who hold at least 10% of the outstanding shares of the series, or 10% of the outstanding shares of the class to which such action relates, shall join in the request for the Trustees to commence such action; and (b) the Trustees must be afforded a reasonable amount of time to consider such shareholder request and to investigate the basis and to employ other advisers in considering the merits of the request and shall require an undertaking by the shareholders making such request to reimburse the Fund for the expense of any such advisers in the event that the Trustees determine not to bring such action.

     The Declaration of Trust further provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law, but nothing in the Declaration of Trust protects a Trustee against liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office.


                                   TAXATION

     Shares of the Funds are offered only to Separate Accounts that fund variable annuity contracts and variable insurance policies issued by Participating Insurance Companies. See the Prospectus for such contracts for a discussion of the special taxation of insurance companies with respect to the Separate Accounts, the variable annuity contracts, variable insurance policies, and the holders thereof.

     The following is a summary of the principal U.S. federal income, and certain state and local, tax considerations regarding the purchase, ownership and disposition of shares in each Fund of the Trust. This summary does not address special tax rules applicable to certain classes of investors, such as tax-exempt entities, insurance companies and financial institutions. Each prospective shareholder is urged to consult his or her own tax adviser with respect to the specific federal, state, local and foreign tax consequences of investing in each Fund. The summary is based on the laws in effect on the date of this Additional Statement, which are subject to change.

General
-------

     The following is only a summary of certain additional tax considerations generally affecting each Fund that are not described in the Prospectuses. The discussions below and in the Prospectuses are not intended as substitutes for careful tax planning.

     The holders of variable life insurance policies or annuity contracts should not be subject to tax with respect to distributions made on, or redemptions of, Fund shares, assuming that the variable life insurance policies and annuity contracts qualify under the Code, as life insurance or annuities, respectively, and that the shareholders are treated as owners of the Fund shares. Thus, this summary does not describe the tax consequences to a holder of a life insurance policy or annuity contract as a result of the ownership of such policies or contracts. Policy or contract holders must consult the prospectuses of their respective policies or contracts for information concerning the federal income tax consequences of owning such policies or contracts. This summary also does not describe the tax consequences applicable to the owners of the Fund shares because the Fund shares will be sold only to insurance companies. Thus, purchasers of Fund shares must consult their own tax advisers regarding the federal, state, and local tax consequences of owning Fund shares.

     Each Fund is a separate taxable entity. Each of the Funds intends to qualify for each taxable year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended (the "Code").

     Qualification as a regulated investment company under the Code requires, among other things, that (a) a Fund derive at least 90% of its gross income for its taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stocks or securities or foreign currencies, or other income (including but not limited to gains from options, futures, and forward contracts) derived with respect to its business of investing in such stock, securities or currencies (the "90% gross income test"); and (b) such Fund diversify its holdings so that, at the close of each quarter of its taxable year, (i) at least 50% of the market value of such Fund's total (gross) assets is comprised of cash, cash items, U.S. Government securities, securities of other regulated investment companies and other securities limited in respect of any one issuer to an amount not greater in value than 5% of the value of such Fund's total assets and to not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total (gross) assets is invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies) or two or more issuers controlled by the Fund and engaged in the same, similar or related trades or businesses. For purposes of the 90% gross income test, income that a Fund earns from equity interests in certain entities that are not treated as corporations (e.g., partnerships or trusts) for U.S. tax purposes will generally have the same character for such Fund as in the hands of such an entity; consequently, a Fund may be required to limit its equity investments in such entities that earn fee income, rental income, or other nonqualifying income. In addition, future Treasury regulations could provide that qualifying income under the 90% gross income test will not include gains from foreign currency transactions that are not directly related to a Fund's principal business of investing in stock or securities or options and futures with respect to stock or securities. Using foreign currency positions or entering into foreign currency options, futures and forward or swap contracts for purposes other than hedging currency risk with respect to securities in a Fund's portfolio or anticipated to be acquired may not qualify as "directly-related" under these tests.

     If a Fund complies with such provisions, then in any taxable year in which such Fund distributes, in compliance with the Code's timing and other requirements, at least 90% of its "investment company taxable income" (which includes dividends, taxable interest, taxable accrued original issue discount and market discount income, income from securities lending, any net short-term capital gain in excess of net long-term capital loss, certain net realized foreign exchange gains and any other taxable income other than "net capital gain," as defined below, and is reduced by deductible expenses), and at least 90% of the excess of its gross tax-exempt interest income (if any) over certain disallowed deductions, such Fund (but not its shareholders) will be relieved of federal income tax on any income of the Fund, including long-term capital gains, distributed to shareholders. However, if a Fund retains any investment company taxable income or "net capital gain" (the excess of net long-term capital gain over net short-term capital loss), it will be subject to a tax at regular corporate rates on the amount retained. If the Fund retains any net capital gain, the Fund may designate the retained amount as undistributed capital gains in a notice to its shareholders who, if subject to U.S. federal income tax on long-term capital gains, (i) will be required to include in income for federal income tax purposes, as long-term capital gain, their shares of such undistributed amount, and (ii) will be entitled to credit their proportionate shares of the tax paid by the Fund against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities. For U.S. federal income tax purposes, the tax basis of shares owned by a shareholder of the Fund will be increased by an amount equal under current law to 65% of the amount of undistributed net capital gain included in the shareholder's gross income. Each Fund intends to distribute for each taxable year to its shareholders all or substantially all of its investment company taxable income, net capital gain and any net tax-exempt interest. Exchange control or other foreign laws, regulations or practices may restrict repatriation of investment income, capital or the proceeds of securities sales by foreign investors such as the CORE International Equity Fund and may therefore make it more difficult for such a Fund to satisfy the distribution requirements described above, as well as the excise tax distribution requirements described below. However, each Fund generally expects to be able to obtain sufficient cash to satisfy such requirements from new investors, the sale of securities or other sources. If for any taxable year a Fund does not qualify as a regulated investment company, it will be taxed on all of its investment company taxable income and net capital gain at corporate rates, and its distributions to shareholders will be taxable as ordinary dividends to the extent of its current and accumulated earnings and profits.

     Each Fund intends to comply with the diversification requirements imposed by Section 817(h) of the Code and the regulations thereunder. Under Code
Section 817(h), a variable life insurance or annuity contract will not be treated as a life insurance policy or annuity contract, respectively, under the Code, unless the segregated asset account upon which such contract or policy is based is "adequately diversified." A segregated asset account will be adequately diversified if it satisfies one of two alternative tests set forth in the Treasury Regulations. Specifically, the Treasury Regulations provide that, except as permitted by the "safe harbor" discussed below, as of the end of each calendar quarter (or within 30 days thereafter) no more than 55% of the segregated asset account's total assets may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments and no more than 90% by any four investments. For this purpose, all securities of the same issuer are considered a single investment, and each U.S. Government agency and instrumentality is considered a separate issuer. As a safe harbor, a segregated asset account will be treated as being adequately diversified if the diversification requirements under Subchapter M are satisfied and no more than 55% of the value of the account's total assets are cash and cash items, U.S. Government securities and securities of other regulated investment companies. In addition, a segregated asset account with respect to a variable life insurance contract is treated as adequately diversified to the extent of its investment in securities issued by the United States Treasury.

     For purposes of these alternative diversification tests, a segregated asset account investing in shares of a regulated investment company will be entitled to "look through" the regulated investment company to its pro rata portion of the regulated investment company's assets, provided that the shares of such regulated investment company are held only by insurance companies and certain fund managers (a "Closed Fund").

     If the segregated asset account upon which a variable contract is based is not "adequately diversified" under the foregoing rules for each calendar quarter, then (a) the variable contract is not treated as a life insurance contract or annuity contract under the Code for all subsequent periods during which such account is not "adequately diversified" and
(b) the holders of such contract must include as ordinary income the "income on the contract" for each taxable year. Further, the income on a life insurance contract for all prior taxable years is treated as received or accrued during the taxable year of the policyholder in which the contract ceases to meet the definition of a "life insurance contract" under the Code. The "income on the contract" is, generally, the excess of (i) the sum of the increase in the net surrender value of the contract during the taxable year and the cost of the life insurance protection provided under the contract during the year, over (ii) the premiums paid under the contract during the taxable year. In addition, if a Fund does not constitute a Closed Fund, the holders of the contracts and annuities which invest in the Fund through a segregated asset account may be treated as owners of Fund shares and may be subject to tax on distributions made by the Fund.

     In order to avoid a 4% federal excise tax, each Fund must distribute (or be deemed to have distributed) by December 31 of each calendar year at least 98% of its taxable ordinary income for such year, at least 98% of the excess of its capital gains over its capital losses (generally computed on the basis of the one-year period ending on October 31 of such year), and all taxable ordinary income and the excess of capital gains over capital losses for the previous year that were not distributed for such year and on which the Fund paid no federal income tax. For federal income tax purposes, dividends declared by a Fund in October, November or December to shareholders of record on a specified date in such a month and paid during January of the following year are taxable to such shareholders as if received on December 31 of the year declared. The Funds anticipate that they will generally make timely distributions of income and capital gains in compliance with these requirements so that they will generally not be required to pay the excise tax. For federal income tax purposes, each Fund is permitted to carry forward a net capital loss in any year to offset its own capital gains, if any, during the eight years following the year of the loss.

     Certain Underlying Funds will be subject to foreign taxes on their income (possibly including, in some cases, capital gains) from foreign securities. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes in some cases.

State and Local
---------------

     Each Fund may be subject to state or local taxes in jurisdictions in which such Fund may be deemed to be doing business. In addition, in those states or localities which have income tax laws, the treatment of such Fund and its shareholders under such laws may differ from their treatment under federal income tax laws, and investment in such Fund may have tax consequences for shareholders different from those of a direct investment in such Fund's portfolio securities.


                               OTHER INFORMATION

     As described in the Prospectuses, shares of the Funds are sold and redeemed at their net asset value as next determined after receipt of the purchase or redemption order. Each purchase is confirmed to the Separate Account in a written statement of the number of shares purchased and the aggregate number of shares currently held.

     Each Fund will normally redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund during any 90-day period for any one shareholder. Each Fund, however, reserves the right to pay redemptions exceeding $250,000 or 1% of the net asset value of the Fund at the time of redemption by a distribution in kind of securities (instead of cash) from such Fund. The securities distributed in kind would be readily marketable and would be valued for this purpose using the same method employed in calculating the Fund's net asset value per share. See "Net Asset Value." If a shareholder receives redemption proceeds in kind, the shareholder should expect to incur transaction costs upon the disposition of the securities received in the redemption.

     The right of a shareholder to redeem shares and the date of payment by each Fund may be suspended for more than seven days for any period during which the New York Stock Exchange is closed, other than the customary weekends or holidays, or when trading on such Exchange is restricted as determined by the SEC; or during any emergency, as determined by the SEC, as a result of which it is not reasonably practicable for such Fund to dispose of securities owned by it or fairly to determine the value of its net assets; or for such other period as the SEC may by order permit for the protection of shareholders of such Fund. (The Trust may also suspend or postpone the recordation of the transfer of shares upon the occurrence of any of the foregoing conditions.)

     The Prospectuses and this Additional Statement do not contain all the information included in the Registration Statement filed with the SEC under the 1933 Act with respect to the securities offered by the Prospectuses. Certain portions of the Registration Statement have been omitted from the Prospectuses and this Additional Statement pursuant to the rules and regulations of the SEC. The Registration Statement including the exhibits filed therewith may be examined at the office of the SEC in Washington, D.C.

     Statements contained in the Prospectuses or in this Additional Statement as to the contents of any contract or other document referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement of which the Prospectuses and this Additional Statement form a part, each such statement being qualified in all respects by such reference.

                                  APPENDIX A


Commercial Paper Ratings
------------------------

  A Standard & Poor's ("S&P") commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. The following summarizes the rating categories used by Standard and Poor's for commercial paper:

  "A-1" - Obligations are rated in the highest category indicating that the obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

  "A-2" - Obligations are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

  "A-3" - Obligations exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

  "B" - Obligations are regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

  "C" - Obligations are currently vulnerable to nonpayment and are dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

  "D" - Obligations are in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The "D" rating will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

  Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually senior debt obligations not having an original maturity in excess of one year, unless explicitly noted. The following summarizes the rating categories used by Moody's for commercial paper:

  "Prime-1" - Issuers (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

  "Prime-2" - Issuers (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

  "Prime-3" - Issuers (or supporting institutions) have an acceptable ability for repayment of senior short-term debt obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

  "Not Prime" - Issuers do not fall within any of the Prime rating categories.


  The three rating categories of Duff & Phelps for investment grade commercial paper and short-term debt are "D-1," "D-2" and "D-3." Duff & Phelps employs three designations, "D-1+," "D-1" and "D-1-," within the highest rating category. The following summarizes the rating categories used by Duff & Phelps for commercial paper:

  "D-1+" - Debt possesses the highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.

  "D-1" - Debt possesses very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

  "D-1-" - Debt possesses high certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

  "D-2" - Debt possesses good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

  "D-3" - Debt possesses satisfactory liquidity and other protection factors qualify issues as to investment grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.

  "D-4" - Debt possesses speculative investment characteristics. Liquidity is not sufficient to insure against disruption in debt service. Operating factors and market access may be subject to a high degree of variation.

  "D-5" - Issuer has failed to meet scheduled principal and/or interest payments.


  Fitch IBCA short-term ratings apply to debt obligations that have time horizons of less than 12 months for most obligations, or up to three years for U.S. public finance securities. The following summarizes the rating categories used by Fitch IBCA for short-term obligations:

  "F1" - Securities possess the highest credit quality. This designation indicates the strongest capacity for timely payment of financial commitments and may have an added "+" to denote any exceptionally strong credit feature.

  "F2" - Securities possess good credit quality. This designation indicates a satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

  "F3" - Securities possess fair credit quality. This designation indicates that the capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

  "B" - Securities possess speculative credit quality. This designation indicates minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

  "C" - Securities possess high default risk. This designation indicates that default is a real possibility and that the capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

  "D" - Securities are in actual or imminent payment default.


  Thomson BankWatch short-term ratings assess the likelihood of an untimely payment of principal and interest of debt instruments with original maturities of one year or less. The following summarizes the ratings used by Thomson
BankWatch:

  "TBW-1" - This designation represents Thomson BankWatch's highest category and indicates a very high likelihood that principal and interest will be paid on a timely basis.

  "TBW-2" - This designation represents Thomson BankWatch's second-highest category and indicates that while the degree of safety regarding timely repayment of principal and interest is strong, the relative degree of safety is not as high as for issues rated "TBW-1."

  "TBW-3" - This designation represents Thomson BankWatch's lowest investment-grade category and indicates that while the obligation is more susceptible to adverse developments (both internal and external) than those with higher ratings, the capacity to service principal and interest in a timely fashion is considered adequate.

  "TBW-4" - This designation represents Thomson BankWatch's lowest rating category and indicates that the obligation is regarded as non-investment grade and therefore speculative.


Corporate and Municipal Long-Term Debt Ratings
----------------------------------------------

The following summarizes the ratings used by Standard & Poor's for corporate and municipal debt:

  "AAA" - An obligation rated "AAA" has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

  "AA" - An obligation rated "AA" differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

  "A" - An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

  "BBB" - An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

  Obligations rated "BB," "B," "CCC," "CC" and "C" are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

  "BB" - An obligation rated "BB" is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

  "B" - An obligation rated "B" is more vulnerable to nonpayment than obligations rated "BB", but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

  "CCC" - An obligation rated "CCC" is currently vulnerable to nonpayment, and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

  "CC" - An obligation rated "CC" is currently highly vulnerable to nonpayment.

  "C" - The "C" rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

  "D" - An obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

  PLUS (+) OR MINUS (-) - The ratings from "AA" through "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

  "r" - This symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating. Examples include: obligations linked or indexed to equities, currencies, or commodities; obligations exposed to severe prepayment risk such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.

The following summarizes the ratings used by Moody's for corporate and municipal long-term debt:

  "Aaa" - Bonds are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

  "Aa" - Bonds are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high-grade bonds.
They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the "Aaa" securities.

  "A" -   Bonds possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

  "Baa" - Bonds are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

  "Ba," "B," "Caa," "Ca" and "C" - Bonds that possess one of these ratings provide questionable protection of interest and principal ("Ba" indicates speculative elements; "B" indicates a general lack of characteristics of desirable investment; "Caa" are of poor standing; "Ca" represents obligations which are speculative in a high degree; and "C" represents the lowest rated class of bonds). "Caa," "Ca" and "C" bonds may be in default.

  Con. (---) - Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operating experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

  Note: Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from "Aa" through "Caa". The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of its generic rating category.

The following summarizes the long-term debt ratings used by Duff & Phelps for corporate and municipal long-term debt:

  "AAA" - Debt is considered to be of the highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

  "AA" - Debt is considered to be of high credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

  "A" - Debt possesses protection factors which are average but adequate. However, risk factors are more variable in periods of greater economic stress.

  "BBB" - Debt possesses below-average protection factors but such protection factors are still considered sufficient for prudent investment. Considerable variability in risk is present during economic cycles.

  "BB," "B," "CCC," "DD" and "DP" - Debt that possesses one of these ratings is considered to be below investment grade. Although below investment grade, debt rated "BB" is deemed likely to meet obligations when due. Debt rated "B" possesses the risk that obligations will not be met when due. Debt rated "CCC" is well below investment grade and has considerable uncertainty as to timely payment of principal, interest or preferred dividends. Debt rated "DD" is a defaulted debt obligation, and the rating "DP" represents preferred stock with dividend arrearages.

  To provide more detailed indications of credit quality, the "AA," "A," "BBB," "BB" and "B" ratings may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within these major categories.

  The following summarizes the ratings used by Fitch IBCA for corporate and municipal bonds:

  "AAA" - Bonds considered to be investment grade and of the highest credit quality. These ratings denote the lowest expectation of credit risk and are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

  "AA" - Bonds considered to be investment grade and of very high credit quality. These ratings denote a very low expectation of credit risk and indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

  "A" - Bonds considered to be investment grade and of high credit quality. These ratings denote a low expectation of credit risk and indicate strong capacity for timely payment of financial commitments. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

  "BBB" - Bonds considered to be investment grade and of good credit quality. These ratings denote that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity.

  "BB" - Bonds considered to be speculative. These ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic changes over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

  "B" - Bonds are considered highly speculative. These ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

  "CCC," "CC," "C" - Bonds have high default risk. Default is a real possibility, and capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. "CC" ratings indicate that default of some kind appears probable, and "C" ratings signal imminent default.

  "DDD," "DD" and "D" - Bonds are in default. Securities are not meeting obligations and are extremely speculative. "DDD" designates the highest potential for recovery of amounts outstanding on any securities involved and "D" represents the lowest potential for recovery.

  To provide more detailed indications of credit quality, the Fitch IBCA ratings from and including "AA" to "B" may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within these major rating categories.

  Thomson BankWatch assesses the likelihood of an untimely repayment of principal or interest over the term to maturity of long term debt and preferred stock which are issued by United States commercial banks, thrifts and non-bank banks; non-United States banks; and broker-dealers. The following summarizes the rating categories used by Thomson BankWatch for long-term debt ratings:

  "AAA" - This designation indicates that the ability to repay principal and interest on a timely basis is extremely high.

  "AA" - This designation indicates a very strong ability to repay principal and interest on a timely basis, with limited incremental risk compared to issues rated in the highest category.

  "A" - This designation indicates that the ability to repay principal and interest is strong. Issues rated "A" could be more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

  "BBB" - This designation represents the lowest investment-grade category and indicates an acceptable capacity to repay principal and interest. Issues rated "BBB" are more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

  "BB," "B," "CCC" and "CC" - These designations are assigned by Thomson BankWatch to non-investment grade long-term debt. Such issues are regarded as having speculative characteristics regarding the likelihood of timely payment of principal and interest. "BB" indicates the lowest degree of speculation and "CC" the highest degree of speculation.

  "D" - This designation indicates that the long-term debt is in default.

  PLUS (+) OR MINUS (-) - The ratings from "AAA" through "CC" may include a plus or minus sign designation which indicates where within the respective category the issue is placed.


Municipal Note Ratings
----------------------

         A Standard and Poor's rating reflects the liquidity concerns and market access risks unique to notes due in three years or less. The following summarizes the ratings used by Standard & Poor's Ratings Group for municipal notes:

         "SP-1" - The issuers of these municipal notes exhibit a strong capacity to pay principal and interest. Those issues determined to possess very strong characteristics are given a plus (+) designation.

         "SP-2" - The issuers of these municipal notes exhibit satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

         "SP-3" - The issuers of these municipal notes exhibit speculative capacity to pay principal and interest.


         Moody's ratings for state and municipal notes and other short-term loans are designated Moody's Investment Grade ("MIG") and variable rate demand obligations are designated Variable Moody's Investment Grade ("VMIG"). Such ratings recognize the differences between short-term credit risk and long-term risk. The following summarizes the ratings by Moody's Investors Service, Inc. for short-term notes:

         "MIG-1"/"VMIG-1" - This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

         "MIG-2"/"VMIG-2" - This designation denotes high quality, with margins of protection that are ample although not so large as in the preceding group.

         "MIG-3"/"VMIG-3" - This designation denotes favorable quality, with all security elements accounted for but lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

         "MIG-4"/"VMIG-4" - This designation denotes adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

         "SG" - This designation denotes speculative quality. Debt instruments in this category lack of margins of protection.

         Fitch IBCA and Duff & Phelps use the short-term ratings described under Commercial Paper Ratings for municipal notes.

                                  APPENDIX B

                  BUSINESS PRINCIPLES OF GOLDMAN, SACHS & CO.

     Goldman Sachs is noted for its Business Principles, which guide all of the firm's activities and serve as the basis for its distinguished reputation among investors worldwide.

     Our client's interests always come first. Our experience shows that if we serve our clients well, our own success will follow.

     Our assets are our people, capital and reputation. If any of these assets diminish, reputation is the most difficult to restore. We are dedicated to complying fully with the letter and spirit of the laws, rules and ethical principles that govern us. Our continued success depends upon unswerving adherence to this standard.

     We take great pride in the professional quality of our work. We have an uncompromising determination to achieve excellence in everything we undertake. Though we may be involved in a wide variety and heavy volume of activity, we would, if it came to a choice, rather be best than biggest.

     We stress creativity and imagination in everything we do. While recognizing that the old way may still be the best way, we constantly strive to find a better solution to a client's problems. We pride ourselves on having pioneered many of the practices and techniques that have become standard in the industry.

     We make an unusual effort to identify and recruit the very best person for every job. Although our activities are measured in billions of dollars, we select our people one by one. In a service business, we know that without the best people, we cannot be the best firm.

     We offer our people the opportunity to move ahead more rapidly than is possible at most other places. We have yet to find limits to the responsibility that our best people are able to assume. Advancement depends solely on ability, performance and contribution to the Firm's success, without regard to race, color, religion, sex, age, national origin, disability, sexual orientation, or any impermissible criterion or circumstance.

     We stress teamwork in everything we do. While individual creativity is always encouraged, we have found that team effort often produces the best results. We have no room for those who put their personal interests ahead of the interests of the Firm and its clients.

     The dedication of our people to the Firm and the intense effort they give their jobs are greater than one finds in most other organizations. We think that this is an important part of our success.

     We consider our size an asset that we try hard to preserve. We want to be big enough to undertake the largest project that any of our clients could contemplate, yet small enough to maintain the loyalty, the intimacy and the esprit de corps that we all treasure and that contribute greatly to our success.

     We constantly strive to anticipate the rapidly changing needs of our clients and to develop new services to meet those needs. We know that the world of finance will not stand still and that complacency can lead to distinction.

     We regularly receive confidential information as part of our normal client relationships. To breach a confidence or to use confidential information improperly or carelessly would be unthinkable.

     Our business is highly competitive, and we aggressively seek to expand our client relationships. However, we must always be fair competitors and must never denigrate other firms.

     Integrity and honesty are the heart of our business. We expect our people to maintain high ethical standards in everything they do, both in their work for the firm and in their personal lives.

     GOLDMAN, SACHS & CO.'S INVESTMENT BANKING AND SECURITIES ACTIVITIES

     Goldman, Sachs & Co. is a leading global investment banking and securities firm with a number of distinguishing characteristics.

     Privately owned and ranked among Wall Street's best capitalized firms, with partners' capital of approximately $6.1 billion as of November 28, 1997.

     With thirty-seven offices around the world, Goldman Sachs employs over 11,000 professionals focused on opportunities in major markets.

     The number one underwriter of all international equity issuers from (1993-
1996).

     A research budget of $200 million for 1997.

     Premier lead manager of negotiated municipal bond offerings over the past six years (1990-1996).*

     The number one lead manager of U.S. common stock offerings for the past eight years (1989-1996).

_________________________
*  Source:  Securities Data Corporation.  Common stock ranking excludes REITs,
   ====================================
Investment Trusts and Rights.

     The number one lead manager for initial public offerings (IPOs) worldwide (1989-1996).

                 GOLDMAN, SACHS & CO.'S HISTORY OF EXCELLENCE

1865   End of Civil War

1869   Marcus Goldman opens Goldman Sachs

1890   Dow Jones Industrial Average first published

1896   Goldman Sachs joins New York Stock Exchange

1906 Goldman Sachs takes Sears Roebuck & Co. public (longest-standing client relationship)

       Dow Jones Industrial Average tops 100

1925 Goldman Sachs finances Warner Brothers, producer of the first talking film

1956   Goldman Sachs co-manages Ford's public offering, the largest to date

1970   London office opens

1972   Dow Jones Industrial Average breaks 1000

1986   Goldman Sachs takes Microsoft public

1991 Provides advisory services for the largest privatization in the region of the sale of Telefonos de Mexico

1995   Dow Jones Industrial Average breaks 5000

1996   Goldman Sachs takes Deutsche Telecom public

       Dow Jones Industrial Average breaks 6000

1997   Dow Jones Industrial Average breaks 7000

       Goldman Sachs increases assets under management by 100% over 1996


                                      B-4